Prospectus dated November 29, 2004

As with all  mutual  funds,  the  Securities  and  Exchange  Commission  has not approved or disapproved  the Fund's  securities nor has it determined  that this
Prospectus  is  accurate  or  complete.  It is a criminal  offense to  represent otherwise.

Oppenheimer Strategic Income Fund is a mutual fund. It seeks high current income by investing mainly in debt securities in three market sectors:  debt securities
of  foreign  governments  and  companies,   U.S.  government   securities,   and
lower-rated high-yield securities of U.S. and foreign companies.

     This Prospectus contains important  information about the Fund's objective, its  investment  policies,  strategies  and risks.  It also  contains  important information  about  how to buy and sell  shares  of the Fund and  other  account features.  Please read this Prospectus  carefully  before you invest and keep it for future reference about your account.

(logo) OppenheimerFunds
The Right Way to Invest

Contents

         About the Fund

           The Fund's Investment Objective and Principal Investment Strategies

                  Main Risks of Investing in the Fund

                  The Fund's Past Performance

                  Fees and Expenses of the Fund

                  About the Fund's Investments

                  How the Fund is Managed

         About Your Account

                  How to Buy Shares
                  Class A Shares
                  Class B Shares
                  Class C Shares
                  Class N Shares
                  Class Y Shares

                  Special Investor Services
                  AccountLink
                  PhoneLink
                  OppenheimerFunds Internet Website
                  Retirement Plans

                  How to Sell Shares
                  By Wire
                  By Mail
                  By Telephone
                  By Checkwriting

                  How to Exchange Shares

                  Shareholder Account Rules and Policies

                  Dividends, Capital Gains and Taxes

                  Financial Highlights

A B O U T  T H E  F U N D

The Fund's Investment Objective and Principal Investment
Strategies

WHAT IS THE FUND'S INVESTMENT  OBJECTIVE?  The Fund seeks high current income by investing mainly in debt securities.

WHAT DOES THE FUND MAINLY INVEST IN? The Fund invests mainly in debt  securities of issuers in three market  sectors:  foreign  governments  and companies,  U.S.
government securities and lower-rated  high-yield securities of U.S. and foreign companies  (commonly  called  "junk  bonds").  Those debt  securities  typically include:

o foreign government and U.S. government bonds and notes,

o collateralized mortgage obligations (CMOs),

o other mortgage-related securities and asset-backed securities,

o participation interests in loans,

o "structured" notes,

o lower-grade, high-yield domestic and foreign corporate debt obligations, and

o "zero-coupon" or "stripped" securities.

     Under  normal  market  conditions,  the Fund invests in each of those three market sectors. However, the Fund is not required to invest in all three sectors at all times,  and the amount of its  assets in each of the three  sectors  will vary over  time.  The Fund can invest up to 100% of its assets in any one sector at any time, if the Fund's investment Manager, OppenheimerFunds,  Inc., believes that the Fund can achieve its objective  without undue risk. The Fund can invest in  issuers  in  any  market  capitalization  range  -  large-cap,  mid-cap  and
small-cap,   and  can  buy  securities  having  short-,  medium-,  or  long-term maturities.

     The Fund's foreign  investments  can include debt  securities of issuers in
developed  markets  and  emerging   markets.   The  Fund  also  uses  derivative
investments for hedging  purposes or to seek higher  investment  returns.  These include options,  futures,  forward contracts,  CMOs and "structured" notes. The
Fund's  investments are more fully explained in "About the Fund's  Investments,"
below.

HOW DOES  THE  PORTFOLIO  MANAGER  DECIDE  WHAT  SECURITIES  TO BUY OR SELL?  In
selecting  securities to buy or sell for the Fund, the Fund's portfolio  manager analyzes the overall investment  opportunities and risks among the three sectors
in  which   the  Fund   invests.   Their   overall   strategy   is  to  build  a
broadly-diversified  portfolio of debt  securities  to help moderate the special risks of investing in high-yield  debt  securities and foreign  securities.  The
Fund may try to take  advantage  of any lack of  correlation  in the movement of securities  prices  among the three  sectors  from time to time.  When buying or selling securities, the portfolio manager currently focuses on the factors below
(some of which may vary in particular  cases and may change over time),  looking
for:  o  Securities   offering  high  current   income,   o  Overall   portfolio
diversification  by  seeking  securities  whose  market  prices  tend to move in different

directions, and

o  Relative  values  among  the three  major  market  sectors  in which the Fund invests.  The Fund's  portfolio  manager may sell  securities from the portfolio when the  analytics  underlying  the factors  discussed  above no longer  appear favorable to the Fund. The Fund's diversification  strategies, both with respect to securities in different sectors, and securities issued by different companies and governments,  are intended to help reduce the volatility of the Fund's share prices while seeking current income.

WHO IS THE FUND  DESIGNED  FOR?  The Fund is designed  primarily  for  investors seeking high current income from a fund that normally  diversifies its portfolio by investing in a variety of domestic  and foreign  debt  securities,  including government securities and lower-grade debt securities. Those investors should be willing to assume the risks of  short-term  share  price  fluctuations  that are typical for a fund that invests in debt securities,  particularly high-yield and foreign  securities.  Since the Fund's  income level will  fluctuate,  it is not designed for investors  needing an assured level of current  income.  Also,  the
Fund does not seek  capital  appreciation.  The Fund is  designed as a long-term investment  and may be appropriate  as a part of an investor's  retirement  plan portfolio. However, the Fund is not a complete investment program.

Main Risks of Investing in the Fund

All investments have risks to some degree. The Fund's investments are subject to changes in their value from a number of factors  described below.  There is also the risk that poor  security  selection  by the  Manager  will cause the Fund to under perform other funds having a similar objective.

CREDIT RISK. Debt securities are subject to credit risk. Credit risk is the risk that the  issuer  of a debt  security  might  not make  interest  and  principal payments  on the  security  as they  become  due.  If the  issuer  fails  to pay interest,  the Fund's income might be reduced,  and if the issuer fails to repay principal,  the value of that  security  and of the Fund's  shares might fall. A downgrade in an issuer's credit rating or other adverse news about an issuer can
reduce  the  market  value  of  that  issuer's  securities.   While  the  Fund's
investments in U.S. government securities are subject to little credit risk, the
Fund's  other   investments  in  debt   securities,   particularly   high-yield,
lower-grade debt securities, are subject to risks of default.

Special Risks of  Lower-Grade  Securities.  Because the Fund can invest  without limit in  securities  below  investment  grade to seek high  income,  the Fund's credit  risks are  greater  than those of funds  that buy only  investment-grade bonds. Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and  principal  than  investment-grade  debt securities (particularly during general economic downturns). Securities that are
(or that have fallen) below  investment grade are exposed to a greater risk that the  issuers of those  securities  might not meet their  debt  obligations.  The market for these securities may be less liquid, making it difficult for the Fund to value or sell them at an acceptable price.  These risks can reduce the Fund's share prices and the income it earns.

RISKS OF  FOREIGN  INVESTING.  The  Fund can  invest  without  limit in  foreign government and corporate debt securities in both developed and emerging markets.
The Fund will  normally  invest  significant  amounts  of its  assets in foreign securities. While foreign securities may offer special investment opportunities, they also have special risks that can reduce the Fund's share prices and income.

     The change in value of a foreign  currency  against  the U.S.  dollar  will result in a change in the U.S.  dollar value of securities  denominated  in that foreign  currency.  Currency rate changes can also affect the  distributions the
Fund  makes from the  income it  receives  from  foreign  securities  if foreign currency values change against the U.S. dollar.  Foreign investing can result in higher  transaction  and operating  costs for the Fund.  Foreign issuers are not subject to the same accounting and disclosure  requirements that U.S.  companies are subject to.

     The value of  foreign  investments  may be  affected  by  exchange  control regulations,  expropriation or  nationalization  of a company's assets,  foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors.

Special Risks of Emerging  Markets.  The Fund can buy securities in emerging and developing markets.  They present risks not found in more mature markets.  Those securities may be more difficult to sell at an acceptable price and their prices may be more  volatile  than  securities  of issuers in more  developed  markets.
Settlements  of trades may be  subject to greater  delays so that the Fund might not receive the sale proceeds of a security on a timely basis.

     Emerging  markets might have less developed  trading markets and exchanges, and less developed legal and accounting  systems.  Investments may be subject to greater risks of government  restrictions  on withdrawing  the sales proceeds of securities  from the country.  Economies  of  developing  countries  may be more dependent on relatively  few industries  that may be highly  vulnerable to local and global  changes.  Governments may be more unstable and present greater risks of  nationalization  or  restrictions  on foreign  ownership  of stocks of local companies.  These  investments  may be  substantially  more  volatile  than debt securities of issuers in the U.S. and other developed  countries and may be very speculative.

INTEREST RATE RISKS.  The values of debt securities,  including U.S.  government securities,  are subject to change when prevailing  interest rates change.  When interest  rates fall, the values of  already-issued  debt  securities  generally rise.  When interest rates rise, the values of  already-issued  debt  securities generally  fall,  and they may sell at a discount  from their face  amount.  The magnitude of these fluctuations will often be greater for debt securities having longer maturities than for shorter-term debt securities. The Fund's share prices can go up or down  when  interest  rates  change  because  of the  effect of the changes on the value of the Fund's  investments  in debt  securities.  Also,  if interest  rates fall,  the Fund's  investments in new securities at lower yields will reduce the Fund's income.

PREPAYMENT  RISK.  Prepayment risk is the risk that the issuer of a security can prepay the principal prior to the security's  expected maturity.  The prices and yields of  mortgage-related  securities are determined,  in part, by assumptions about the cash  flows from the rate of  payments  of the  underlying  mortgages.
Changes in interest  rates may cause the rate of expected  prepayments  of those mortgages to change.  In general,  prepayments  increase  when general  interest rates fall and decrease when general interest rates rise.  Securities subject to prepayment risk, including the  mortgage-related  securities that the Fund buys, have greater  potential for losses when interest  rates rise than other types of debt securities.

     The impact of  prepayments  on the price of a security  may be difficult to predict  and  may  increase  the  volatility  of the  price.  Interest-only  and principal-only  "stripped" securities can be particularly volatile when interest rates  change.  If the  Fund  buys  mortgage-related  securities  at a  premium, accelerated  prepayments  on those  securities  could  cause  the Fund to lose a portion of its principal investment represented by the premium the Fund paid.

     If  prepayments  of mortgages  underlying a CMO occur faster than  expected when  interest  rates  fall,  the  market  value  and  yield of the CMO could be reduced.  If interest rates rise rapidly,  prepayments may occur at slower rates than expected,  which could have the effect of lengthening the expected maturity of a short- or  medium-term  security.  That could cause its value to  fluctuate more widely in response to changes in interest  rates. In turn, this could cause the value of the Fund's shares to fall more.

RISKS OF DERIVATIVE INVESTMENTS. In general terms, a derivative investment is an investment  contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, structured notes and mortgage-related securities are some of the derivatives the Fund typically uses.

     If the issuer of the  derivative  does not pay the amount due, the Fund can lose money on the  investment.  Also, the  underlying  security or investment on which the derivative is based, and the derivative itself,  might not perform the way the Manager expected it to perform. If that happens, the Fund's share prices could fall, and the Fund could get less income than expected, or its hedge might be unsuccessful.  Some derivatives may be illiquid, making it difficult to value or sell  them  at an  acceptable  price.  Using  derivatives  can  increase  the volatility of the Fund's share prices.

SECTOR  ALLOCATION  RISKS. In allocating the Fund's  investments among the three principal  sectors in which the Fund  invests to seek to take  advantage  of the lack  of  correlation  of  the  performance  of  these  sectors,  the  Manager's expectations about the relative  performance of those sectors may be inaccurate, and the Fund's returns might be less than other funds using similar strategies.

HOW RISKY IS THE FUND OVERALL?  The risks described above  collectively form the overall  risk  profile  of the  Fund and can  affect  the  value  of the  Fund's investments,  its investment  performance  and its prices per share.  Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in the Fund.  When you redeem your shares,  they may be worth more or less than what you paid for them.  There is no  assurance  that the Fund will achieve its investment objective.

     In  the  short  term,   the  values  of  debt   securities   can  fluctuate
substantially  because  of  interest  rate  changes.   Prices  of  foreign  debt
securities,  particularly in emerging markets, and of high-yield  securities can be  volatile,  and the prices of the Fund's  shares and its income can go up and down  substantially  because of events  affecting  foreign markets or issuers or events affecting the high-yield market. In the  OppenheimerFunds  spectrum,  the
Fund is generally more aggressive and has more risks than funds that focus on U.
S.   government   securities  and   investment-grade   bonds,   but  its  sector
diversification  strategy may help make it less  volatile  than funds that focus solely on investments in high-yield  bonds or a single foreign  sector,  such as emerging markets.

The Fund's Past Performance

The bar chart and table below show one measure of the risks of  investing in the
Fund, by showing changes in the Fund's performance (for its Class A shares) from year to year for the last 10  calendar  years  and by  showing  how the  average annual total returns of the Fund's shares, both before and after taxes, compared to those of  broad-based  market  indices.  The after-tax  returns for the other classes of shares will vary.

The after-tax returns are shown for Class A shares only and are calculated using the historical  highest  individual  federal marginal income tax rates in effect during the periods shown, and do not reflect the impact of state or local taxes.
In certain cases, the figure  representing  "Return After Taxes on Distributions and Sale of Fund  Shares"  may be higher than the other  return  figures for the same period.  A higher  after-tax return results when a capital loss occurs upon redemption  and  translates  into an assumed tax  deduction  that  benefits  the shareholder.  The after-tax returns are calculated based on certain  assumptions mandated by regulation and your actual  after-tax  returns may differ from those shown,  depending on your  individual tax situation.  The after-tax  returns set forth below are not  relevant to  investors  who hold their fund shares  through tax-deferred  arrangements  such as  401(k)  plans  or IRAs or to  institutional investors  not subject to tax.  The Fund's  past  investment  performance,  both before and after taxes,  is not  necessarily  an indication of how the Fund will perform in the future.

Annual Total Returns (Class A) (as of 12/31 each year)

[See appendix to prospectus for data in bar chart showing annual total returns]

Sales charges and taxes are not included in the  calculations  of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown.

For  the  period  from  1/1/04  through  9/30/04,  the  cumulative  return  (not annualized) before taxes for Class A shares was 3.85%.

During the period shown in the bar chart,  the highest  return (not  annualized)
before taxes for a calendar  quarter was 6.55%  (2QTR'03)  and the lowest return
(not annualized) before taxes for a calendar quarter was -3.41% (3QTR'98).

                                                    1 Year           5 Years (or Life of    10 Years (or Life of
Average Annual Total Returns for the periods                               Class, if Less)         Class, if Less)

ended December 31, 2003

------------------------------------------------ ---------------------- ---------------------- ------------------------
------------------------------------------------ ---------------------- ---------------------- ------------------------
Class A Shares (inception 10/16/89)

Return Before Taxes                                     13.92%                  6.03%                   6.24%
Return After Taxes on Distributions                     11.64%                  2.89%                   2.89%

Return After Taxes on Distributions and Sale

of Fund Shares                                           8.94%                  3.10%                   3.12%

------------------------------------------------ ---------------------- ---------------------- ------------------------
------------------------------------------------ ---------------------- ---------------------- ------------------------
Lehman Brothers Aggregate Bond Index (reflects

no deduction for fees, expenses or taxes)                4.10%                  6.62%                   6.95%

------------------------------------------------ ---------------------- ---------------------- ------------------------
------------------------------------------------ ---------------------- ---------------------- ------------------------
Citigroup World Government Bond Index

(reflects no deduction for fees, expenses or            14.91%                  5.75%                   6.79%

taxes)
------------------------------------------------ ---------------------- ---------------------- ------------------------
------------------------------------------------ ---------------------- ---------------------- ------------------------

Class B Shares (inception 11/30/92)                     13.67%                  5.96%                   6.30%

------------------------------------------------ ---------------------- ---------------------- ------------------------
------------------------------------------------ ---------------------- ---------------------- ------------------------

Class C Shares (inception 5/26/95)                      17.78%                  6.28%                   6.78%

------------------------------------------------ ---------------------- ---------------------- ------------------------
------------------------------------------------ ---------------------- ---------------------- ------------------------

Class N Shares (inception 3/1/01)                       18.13%                  8.64%                    N/A

------------------------------------------------ ---------------------- ---------------------- ------------------------
------------------------------------------------ ---------------------- ---------------------- ------------------------

Class Y Shares (inception 1/26/98)                      19.53%                  7.29%                   6.30%

The Fund's average annual total returns include  applicable  sales charges:  for
Class A shares,  the current maximum initial sales charge of 4.75%;  for Class B shares,  the  contingent  deferred sales charges of 5% (1-year) and 2% (5-year);
and for Class C and Class N shares, the 1% contingent  deferred sales charge for the 1-year period. There is no sales charge for Class Y shares.  Because Class B
shares   convert  to  Class  A  shares  72  months  after   purchase,   Class  B
"life-of-class"  performance  does not include  any  contingent  deferred  sales charge and uses Class A performance for the period after conversion. The returns measure the performance of a hypothetical  account and assume that all dividends and capital gains  distributions  have been reinvested in additional shares. The performance  of the Fund's  Class A shares is  compared  to the Lehman  Brothers
Aggregate Bond Index, an unmanaged index of U.S. corporate and government bonds, and the  Citigroup  World  Government  Bond Index,  an  unmanaged  index of debt securities of major foreign  government bond markets.  The indices'  performance includes  reinvestment of income but does not reflect  transaction  costs, fees, expenses or taxes. The Fund's investments vary from those in the indices.

Fees and Expenses of the Fund

The following  tables are provided to help you  understand the fees and expenses you may pay if you buy and hold  shares of the Fund.  The Fund pays a variety of expenses directly for management of its assets, administration,  distribution of its shares and other  services.  Those expenses are  subtracted  from the Fund's assets to  calculate  the Fund's net asset  values per share.  All  shareholders therefore pay those  expenses  indirectly.  Shareholders  pay other  transaction expenses  directly,  such as sales  charges.  The numbers below are based on the
Fund's expenses during its fiscal year ended September 30, 2004.

Shareholder Fees (charges paid directly from your investment):

-------------------------------------- ---------------- ----------------- ---------------- ---------------- -----------------
                                       Class A Shares    Class B Shares   Class C Shares   Class N Shares    Class Y Shares
-------------------------------------- ---------------- ----------------- ---------------- ---------------- -----------------
-------------------------------------- ---------------- ----------------- ---------------- ---------------- -----------------
Maximum Sales Charge (Load) on              4.75%             None             None             None              None
purchases
(as % of offering price)
-------------------------------------- ---------------- ----------------- ---------------- ---------------- -----------------
-------------------------------------- ---------------- ----------------- ---------------- ---------------- -----------------
Maximum Deferred Sales Charge (Load)
(as % of the lower of the original
offering price or redemption                None1             5%2               1%3              1%4              None
proceeds)
-------------------------------------- ---------------- ----------------- ---------------- ---------------- -----------------

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

------------------------------------------------- --------------- -------------- -------------- ------------- --------------
                                                  Class A Shares  Class B         Class C       Class N       Class Y
                                                                  Shares          Shares        Shares        Shares
------------------------------------------------- --------------- -------------- -------------- ------------- --------------
------------------------------------------------- --------------- -------------- -------------- ------------- --------------
Management Fees                                       0.53%           0.53%          0.53%         0.53%          0.53%
------------------------------------------------- --------------- -------------- -------------- ------------- --------------
------------------------------------------------- --------------- -------------- -------------- ------------- --------------
Distribution and/or Service (12b-1) Fees              0.25%           1.00%          1.00%         0.50%           N/A
------------------------------------------------- --------------- -------------- -------------- ------------- --------------
------------------------------------------------- --------------- -------------- -------------- ------------- --------------

Other Expenses                                        0.17%           0.16%          0.16%         0.35%          0.76%

------------------------------------------------- --------------- -------------- -------------- ------------- --------------
------------------------------------------------- --------------- -------------- -------------- ------------- --------------

Total Annual Operating Expenses                       0.95%           1.69%          1.69%         1.38%          1.29%

------------------------------------------------- --------------- -------------- -------------- ------------- --------------

Expenses may vary in future years. "Other Expenses" include transfer agent fees, custodial fees, and accounting and legal expenses that the Fund pays. The "Other
Expenses" in the table are based on, among other things, the fees the Fund would have  paid if the  transfer  agent had not  waived a portion  of its fee under a voluntary  undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes.  That  undertaking may be amended or withdrawn at any time. After the waiver,  the actual "Other Expenses" and "Total
Annual Operating Expenses" were the same as shown above for all classes.

1. A contingent deferred sales charge may apply to redemptions of investments of
$1 million or more  ($500,000 for certain  retirement  plan accounts) of Class A shares. See "How to Buy Shares" for details.

2. Applies to redemptions in first year after purchase.  The contingent deferred sales charge  gradually  declines  from 5% to 1% in years one through six and is eliminated after that.

3. Applies to shares redeemed within 12 months of purchase.

4.  Applies  to shares  redeemed  within 18 months of  retirement  plan's  first purchase of Class N shares.

Examples.  The  following  examples are intended to help you compare the cost of investing  in the Fund with the cost of investing  in other  mutual  funds.  The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

     The first example  assumes that you redeem all of your shares at the end of those  periods.  The second  example  assumes  that you keep your  shares.  Both examples also assume that your investment has a 5% return each year and that the class's  operating  expenses remain the same. Your actual costs may be higher or lower because  expenses  will vary over time.  Based on these  assumptions  your expenses would be as follows:

------------------------------------ --------------------- -------------------- ------------------ -------------------
      If shares are redeemed:               1 Year               3 Years             5 Years            10 Years
------------------------------------ --------------------- -------------------- ------------------ -------------------
------------------------------------ --------------------- -------------------- ------------------ -------------------

Class A Shares                               $568                 $765                $978               $1,591

------------------------------------ --------------------- -------------------- ------------------ -------------------
------------------------------------ --------------------- -------------------- ------------------ -------------------

Class B Shares                               $673                 $837               $1,125             $1,6321

------------------------------------ --------------------- -------------------- ------------------ -------------------
------------------------------------ --------------------- -------------------- ------------------ -------------------

Class C Shares                               $273                 $537                $925               $2,014

------------------------------------ --------------------- -------------------- ------------------ -------------------
------------------------------------ --------------------- -------------------- ------------------ -------------------

Class N Shares                               $241                 $440                $760               $1,669

------------------------------------ --------------------- -------------------- ------------------ -------------------
------------------------------------ --------------------- -------------------- ------------------ -------------------

Class Y Shares                               $132                 $412                $712               $1,566

------------------------------------ --------------------- -------------------- ------------------ -------------------

------------------------------------ --------------------- -------------------- ------------------ -------------------
    If shares are not redeemed:             1 Year               3 Years             5 Years            10 Years
------------------------------------ --------------------- -------------------- ------------------ -------------------
------------------------------------ --------------------- -------------------- ------------------ -------------------

Class A Shares                               $568                 $765                $978               $1,591

------------------------------------ --------------------- -------------------- ------------------ -------------------
------------------------------------ --------------------- -------------------- ------------------ -------------------

Class B Shares                               $173                 $537                $925              $1,6321

------------------------------------ --------------------- -------------------- ------------------ -------------------
------------------------------------ --------------------- -------------------- ------------------ -------------------

Class C Shares                               $173                 $537                $925               $2,014

------------------------------------ --------------------- -------------------- ------------------ -------------------
------------------------------------ --------------------- -------------------- ------------------ -------------------

Class N Shares                               $141                 $440                $760               $1,669

------------------------------------ --------------------- -------------------- ------------------ -------------------
------------------------------------ --------------------- -------------------- ------------------ -------------------

Class Y Shares                               $132                 $412                $712               $1,566

     In the first example, expenses include the initial sales charge for Class A and the  applicable  Class  B,  Class C or  Class N  contingent  deferred  sales charges.  In the second example,  the Class A expenses include the sales charge, but Class B, Class C and Class N expenses do not include the contingent deferred sales charges. There is no sales charge on Class Y shares.

1 Class B expenses for years 7 through 10 are based on Class A expenses  because
Class B shares automatically convert to Class A shares 72 months after purchase.

About the Fund's Investments

THE FUND'S PRINCIPAL INVESTMENT POLICIES AND RISKS. The allocation of the Fund's portfolio  among  different  investments  will  vary over  time  based  upon the
Manager's  evaluation of economic and market trends.  The Fund's portfolio might not always include all of the different types of investments described below. At times the Fund might increase the relative emphasis of its investments in one or two sectors because of the Manager's belief that there are greater opportunities for high  current  income  from debt  securities  of  issuers  in those  sectors relative to other sectors. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

     The  Manager  tries to reduce  risks by  carefully  researching  securities before they are purchased,  and in some cases by using hedging  techniques.  The
Fund  attempts  to reduce  its  exposure  to market  risks by  diversifying  its investments,  that is, by not holding a substantial  amount of securities of any one issuer and by not  investing  too great a percentage of the Fund's assets in any one company.  Also, the Fund does not  concentrate  25% or more of its total assets in  investments  in the  securities  of any one foreign  government or in securities  of companies in any one  industry.  However,  changes in the overall market prices of securities  and the income they pay can occur at any time.  The
Fund's  share  prices and yields  will  change  daily based on changes in market prices of securities  and market  conditions  and in response to other  economic events.

     The Fund can invest in  different  types of debt  securities,  as described above.  The debt securities the Fund buys may be rated by  nationally-recognized rating  organizations or they may be unrated  securities  assigned an equivalent rating by the Manager. The Fund can buy investment-grade securities, although it normally  invests a  substantial  part of its  assets in debt  securities  below investment-grade, and can do so without limit.

U.S.  Government  Securities.  The Fund  normally  invests some of its assets in securities  issued  or  guaranteed  by the U.S.  Treasury  or  other  government
agencies   or   federally-chartered    corporate   entities   referred   to   as
"instrumentalities."  These are referred to as "U.S.  government  securities" in this Prospectus.

U.S. Treasury  Obligations.  These include Treasury bills (having  maturities of one year or less when issued),  Treasury  notes (having  maturities of more than one and up to ten years when issued),  and Treasury bonds (having  maturities of more than ten years when  issued).  Treasury  securities  are backed by the full faith and credit of the United  States as to timely  payments  of  interest  and repayments of principal.  The Fund can buy U. S. Treasury  securities  that have been "stripped" of their coupons by a Federal Reserve Bank, and zero-coupon U.S.
Treasury securities described below.

o Obligations of U.S.  Government Agencies or  Instrumentalities.  These include direct obligations and mortgage-related securities that have different levels of credit  support from the U.S.  government.  Some are supported by the full faith and  credit  of the  U.S.  government,  such  as  Government  National  Mortgage
Association  pass-through mortgage certificates (called "Ginnie Maes"). Some are supported  by the right of the  issuer to borrow  from the U.S.  Treasury  under certain  circumstances,  such as Federal  National  Mortgage  Association  bonds
("Fannie  Maes").  Others are  supported  only by the credit of the entity  that issued  them,  such  as  Federal  Home  Loan  Mortgage  Corporation  obligations
("Freddie  Macs").  Securities issued by Fannie Mae, Freddie Mac and the Federal
Home Loan Banks are neither guaranteed nor issued by the U.S. government.

o  Mortgage-Related  U.S.  Government   Securities.   Pools  of  residential  or
commercial  mortgages,  in the form of CMOs and  other  "pass-through"  mortgage securities  that are U.S.  government  securities,  have  collateral  to  secure payment of interest and principal.  They may be issued in different  series each having different interest rates and maturities.  The collateral is either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. agency or  instrumentality  or mortgage  loans insured by a U.S.  government  agency or instrumentality.

The Fund may enter into  "forward  roll" (also  referred to as "mortgage  dollar rolls") transactions with respect to mortgage-related  securities.  In this type of  transaction,  the Fund  sells a  mortgage-related  security  to a buyer  and simultaneously  agrees to repurchase a similar security at a later date at a set price.

During  the  period  between  the sale and the  purchase,  the Fund  will not be entitled to receive interest and principal  payments on the securities that have been sold. It is possible that the market value of the securities the Fund sells may  decline  below  the  price at which  the Fund is  obligated  to  repurchase securities, or that the counterparty might default in its obligation.

High-Yield,  Lower-Grade  Debt  Securities.  The Fund can  purchase a variety of lower-grade,  high-yield debt securities of U.S. and foreign issuers,  including bonds,  debentures,  notes,  preferred  stocks,  loan  participation  interests, structured notes,  asset-backed  securities,  among others, to seek high current income. These securities are sometimes called "junk bonds."

Lower-grade debt securities are rated below "Baa" by Moody's Investors  Service,
Inc. ("Moody's") or lower than "BBB" by Standard & Poor's Rating Service ("S&P")
or have comparable ratings by other nationally-recognized  rating organizations.
The Fund can  invest  in  securities  rated as low as "C" or "D" or which are in default at the time the Fund buys them.  While securities rated "Baa" by Moody's or "BBB" by S&P are considered  "investment  grade," they have some  speculative characteristics.

The Manager does not rely solely on ratings issued by rating  organizations when selecting  investments  for the Fund,  and it can buy  unrated  securities.  The
Manager may assign a rating to an unrated  security that the Manager believes is equivalent to that of a rated security that offers comparable yields and risks.

Private-Issuer  Mortgage-Backed  Securities.  CMOs  and  other  mortgage-related securities issued by private issuers are not U.S. government securities, and are subject to greater credit risks than  mortgage-related  securities that are U.S.
government securities.  The Fund can invest in mortgage-backed securities issued by private  issuers.  Primarily these include  multi-class  debt or pass-through certificates secured by mortgage loans. They may be issued by banks, savings and loans,  mortgage  bankers and other  non-governmental  issuers.  Private  issuer mortgage-backed  securities  are subject to the credit  risks of the issuers (as well as interest rate risks and prepayment  risks),  although in some cases they may be supported by insurance or guarantees.

Asset-Backed  Securities.  The Fund can buy asset-backed  securities,  which are fractional  interests  in pools of loans  collateralized  by the  loans or other
assets  or   receivables.   They  are  issued  by  trusts  and  special  purpose
corporations  that pass the income from the underlying  pool to the buyer of the interest.  These  securities are subject to the risk of default by the issuer as well  as by the  borrowers  of the  underlying  loans  in the  pool,  as well as interest rate and prepayment risks.

Foreign  Securities.  The Fund can buy a variety  of debt  securities  issued by foreign governments and companies, as well as "supra-national" entities, such as the World  Bank.  They can  include  bonds,  debentures,  and  notes,  including derivative  investments called "structured"  notes,  described below. The Fund's foreign  debt  investments  can be  denominated  in U.S.  dollars  or in foreign currencies.

o Investments in Emerging and Developing Markets.  The Fund can buy bonds issued out of emerging market countries which are typically denominated in U.S. dollars but may be  denominated in any currency.  They are typically  issued by emerging markets countries and are considered speculative securities with higher risks of default.

CAN THE FUND'S  INVESTMENT  OBJECTIVE AND POLICIES  CHANGE?  The Fund's Board of
Trustees can change  non-fundamental  investment  policies  without  shareholder approval,  although  significant changes will be described in amendments to this
Prospectus.  Fundamental  policies  cannot be changed  without the approval of a majority  of  the  Fund's  outstanding  voting  shares.  The  Fund's  investment objective  is a  fundamental  policy.  Other  investment  restrictions  that are fundamental policies are listed in the Statement of Additional  Information.  An investment policy is not fundamental  unless this Prospectus or the Statement of
Additional Information says that it is.

OTHER  INVESTMENT  STRATEGIES.  To seek  its  objective,  the  Fund  can use the investment  techniques and strategies described below. The Fund might not always use all of them. These techniques have risks, although some are designed to help reduce  overall  investment or market  risks.  The Fund can invest in common and preferred  stocks and other  equity  securities  such as warrants  and rights of foreign  and U.S.  companies.  However,  the Fund does not  anticipate  having a substantial  percentage  of its assets  invested in those types of securities as part of its normal portfolio strategies.

Zero-Coupon and "Stripped" Securities. The Fund can buy government and corporate zero-coupon  bonds  that pay no  interest.  They  are  issued  at a  substantial discount  from  their  face  value.  The Fund can  invest up to 50% of its total assets in zero-coupon  securities  issued by either the U.S.  government or U.S.
companies.  The Fund also can buy  "stripped"  securities  that are the separate income  or  principal  components  of  a  debt  security.  Some  CMOs  or  other mortgage-related  securities  may be  stripped,  with  each  component  having a different proportion of principal or interest payments.  One class might receive all the interest and the other all the principal payments.

     Zero-coupon and stripped securities are subject to greater  fluctuations in price from interest rate changes than interest-bearing  securities. The Fund may have to pay out the imputed income on zero-coupon  securities  without receiving the actual  cash  currently.  The  values of  interest-only  and  principal-only mortgage-related securities are also very sensitive to prepayments of underlying mortgages and changes in interest  rates.  When  prepayments  tend to fall,  the timing  of the cash  flows to  these  securities  increases,  making  them  more sensitive to changes in interest rates.  The market for some of these securities may be  limited,  making it  difficult  for the Fund to dispose of its  holdings quickly at an acceptable price.

Participation  Interests  in Loans.  These  securities  represent  an  undivided fractional  interest  in a loan  obligation  of a borrower.  They are  typically purchased  from banks or dealers  that have made the loan or are  members of the loan syndicate. The loans may be to foreign or U.S. companies.  They are subject to the risk of default by the borrower as well as credit risks of the  servicing agent of the participation  interest,  which can cause the Fund to lose money on its  investment.  The Fund can also buy  interests in trusts and other  entities that hold loan obligations. In that case the Fund will be subject to the trust's credit  risks.  The Fund  does not  invest  more  than 5% of its net  assets  in participation interests of any one borrower.

Equity  Securities.  Equity securities include common stocks, as well as "equity equivalents"  such as preferred  stocks and securities  convertible  into common stock.  Preferred stock has a set dividend rate and ranks after bonds and before common  stocks  in its  claim  for  dividends  and on  assets  if the  issuer is
liquidated  or  becomes   bankrupt.   The  Manager  considers  some  convertible
securities to be "equity  equivalents"  because of the conversion feature and in that case their rating has less impact on the  investment  decision  than in the case of debt securities.

Illiquid and Restricted Securities.  Investments may be illiquid because they do not have an active trading market,  making it difficult to value them or dispose of them promptly at an acceptable  price.  Restricted  securities may have terms that limit their  resale to other  investors or may require  registration  under applicable  securities laws before they may be sold publicly.  The Fund will not invest more than 10% of its net assets in illiquid or restricted securities. The
Board can increase that limit to 15%.  Certain  restricted  securities  that are eligible for resale to qualified institutional  purchasers may not be subject to that limit. The Manager monitors  holdings of illiquid  securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

Derivative  Investments.  The Fund can invest in a number of different  kinds of
"derivative   investments."  Options,   futures  contracts,   structured  notes,
mortgage-related  securities  and forward  contracts are examples of "derivative investments" the Fund uses. In addition to using derivatives to hedge risks, the
Fund can use other derivative  investments  because they offer the potential for increased income.  Interest rate and stock market changes in the U.S. and abroad may influence the performance of derivatives.

o  "Structured"   Notes.  The  Fund  can  buy  "structured"   notes,  which  are
specially-designed debt investments with principal payments or interest payments that are  linked  to the value of an index  (such as a  currency  or  securities index) or commodity.  The terms of the  instrument  may be  "structured"  by the purchaser (the Fund) and the borrower issuing the note.

The values of these  notes will fall or rise in  response  to the changes in the values of the underlying  security or index. They are subject to both credit and interest  rate  risks.  Therefore  the Fund could  receive  more or less than it originally  invested when a note matures, or it might receive less interest than the stated coupon payment if the underlying investment or index does not perform as anticipated. The prices of these notes may be very volatile and they may have a limited trading  market,  making it difficult for the Fund to value them or to sell its investment quickly at an acceptable price.

Hedging. The Fund can buy and sell futures contracts,  put and call options, and forward contracts.  These are all referred to as "hedging instruments." The Fund is not required to use hedging instruments to seek its objective.  The Fund does not use hedging  instruments for speculative  purposes and has limits on its use of them.

The Fund could buy and sell options,  futures and forward contracts for a number of  purposes.  It might  do so to try to hedge  against  falling  prices  of its portfolio  securities or to establish a position in the  securities  market as a temporary substitute for purchasing individual securities. It might do so to try to manage its  exposure  to  changing  interest  rates.  Forward  contracts  and currency  options  can be used to try to manage  foreign  currency  risks on the
Fund's  foreign  investments.  The Fund could write covered call options to seek cash for liquidity purposes or to distribute to shareholders.

Hedging  has  risks.  Options  trading  involves  the  payment of  premiums  and increases portfolio turnover. If a covered call written by the Fund is exercised on an investment that has increased in value,  the Fund will be required to sell the  investment  at the call price and will not be able to realize any profit if the  investment  has increased in value above the call price.  In writing a put, there is a risk that the Fund may be required to buy the underlying  security at a disadvantageous  price. If the Manager used a hedging  instrument at the wrong time or judged  market  conditions  incorrectly,  the strategy  could reduce the
Fund's return. The Fund could also experience losses if it could not close out a position because of an illiquid market.

"When-Issued"  and  "Delayed-Delivery"   Transactions.  The  Fund  can  purchase
securities  on a  "when-issued"  basis and may purchase or sell  securities on a
"delayed-delivery" basis. These terms refer to securities that have been created and for  which a market  exists,  but  which  are not  available  for  immediate delivery. There might be a risk of loss to the Fund if the value of the security declines prior to the settlement date.

Portfolio Turnover.  The Fund may engage in short-term trading to try to achieve its  objective.  Increased  portfolio  turnover  creates  higher  brokerage  and transaction costs for the Fund (and may reduce  performance);  however,  most of the  Fund's  portfolio  transactions  are  principal  trades  that do not entail brokerage  fees. If the Fund realizes  capital gains when it sells its portfolio investments,  it must generally pay those gains out to shareholders,  increasing their taxable  distributions.  The Financial Highlights table at the end of this
Prospectus shows the Fund's portfolio turnover rates during recent fiscal years.

Temporary  Defensive  and Interim  Investments.  In times of adverse or unstable market, economic or political conditions,  the Fund can invest up to 100% of its assets in temporary  investments that are inconsistent with the Fund's principal investment  strategies.  Generally  they  would be U.S.  government  securities, highly-rated commercial paper, bank deposits or repurchase agreements.  The Fund may also hold these types of securities  pending the investment of proceeds from the  sale  of  Fund  shares  or  portfolio  securities  or to  meet  anticipated redemptions of Fund shares. To the extent the Fund invests  defensively in these securities, it may not achieve its investment objective.

Loans of Portfolio  Securities.  The Fund has entered into a Securities  Lending
Agreement with JP Morgan Chase. Under the agreement, portfolio securities of the
Fund may be loaned to brokers,  dealers and other  financial  institutions.  The
Securities   Lending   Agreement   provides   that  loans  must  be   adequately
collateralized  and may be made only in  conformity  with the Fund's  Securities
Lending  Guidelines,  adopted by the Fund's Board of Trustees.  The value of the securities loaned may not exceed 25% of the value of the Fund's net assets.

How the Fund Is Managed

THE  MANAGER.  The  Manager  chooses  the Fund's  investments  and  handles  its day-to-day business. The Manager carries out its duties, subject to the policies established  by the  Fund's  Board of  Trustees,  under an  investment  advisory agreement  that states the Manager's  responsibilities.  The agreement  sets the fees the Fund pays to the Manager and  describes  the expenses  that the Fund is responsible to pay to conduct its business.

     The Manager has been an investment  advisor since January 1960. The Manager and its subsidiaries and controlled affiliates managed more than $155 billion in assets as of September 30, 2004,  including  other  Oppenheimer  funds with more than 7  million  shareholder  accounts.  The  Manager  is  located  at Two World
Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Portfolio Manager. The portfolio manager of the Fund is Arthur P. Steinmetz.  He is the person who has been principally responsible for the day-to-day management of the Fund's  investments  since the Fund's  inception  in  October  1989.  Mr.
Steinmetz  is a Vice  President  of the Fund and a Senior Vice  President of the
Manager. He also serves as an officer and portfolio manager of other Oppenheimer funds.

Advisory  Fees.  Under  the  investment  advisory  agreement,  the Fund pays the
Manager an advisory fee at an annual rate that declines on additional  assets as the Fund grows:  0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million,  0.69% of the next $200 million, 0.66%
of the next $200 million,  0.60% of the next $200 million,  and 0.50% of average annual net assets in excess of $1  billion.  The Fund's  management  fee for its last fiscal year ended September 30, 2004 was 0.53% of average annual net assets for each class of shares.

Pending  Litigation.  Six law suits have been filed as putative  derivative  and class actions against the Fund's  investment  Manager,  Distributor and Transfer
Agent,  some of the  Oppenheimer  funds,  including  the Fund,  and Directors or
Trustees of some of those funds,  excluding  those of the Fund.  The  complaints allege that the Manager charged excessive fees for distribution and other costs, improperly  used  assets  of  the  funds  in  the  form  of  directed  brokerage commissions and 12b-1 fees to pay brokers to promote sales of Oppenheimer funds, and failed to properly disclose the use of fund assets to make those payments in violation of the Investment Company Act and the Investment Advisers Act of 1940.
The complaints  further allege that by permitting and/or  participating in those actions,  the  defendant  Trustees  breached  their  fiduciary  duties  to  fund shareholders under the Investment Company Act and at common law. Those law suits were filed on August 31, 2004,  September 3, 2004, September 14, 2004, September
14, 2004, September 21, 2004 and September 22, 2004, in the U. S. District Court
for the Southern  District of New York. By order dated  October 27, 2004,  these six actions, and future related actions, were consolidated by the District Court into a single  consolidated  proceeding  in  contemplation  of the  filing  of a superceding  consolidated  and amended  complaint.  The present  complaints seek
unspecified  compensatory  and  punitive  damages,   rescission  of  the  funds'
investment advisory agreements,  an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

The Manager and the  Distributor  believe the claims asserted in these law suits to be without merit, and intend to defend the suits vigorously.  The Manager and the  Distributor  do not believe  that the pending  actions are likely to have a material  adverse  effect  on the  Fund or on their  ability  to  perform  their respective investment advisory or distribution agreements with the Fund.

ABOUT your account

How to Buy Shares

You can buy shares  several ways, as described  below.  The Fund's  Distributor,
OppenheimerFunds  Distributor,  Inc.,  may  appoint  servicing  agents to accept purchase (and redemption) orders. The Distributor,  in its sole discretion,  may reject any purchase order for the Fund's shares.

Buying Shares Through Your Dealer. You can buy shares through any dealer, broker or financial  institution that has a sales agreement with the Distributor.  Your dealer will place your order with the  Distributor  on your behalf.  A broker or dealer may charge for that service.

Buying Shares Through the Distributor.  Complete an OppenheimerFunds new account application and return it with a check payable to "OppenheimerFunds Distributor,
Inc." Mail it to P.O.  Box 5270,  Denver,  Colorado  80217.  If you don't list a dealer on the application,  the Distributor will act as your agent in buying the shares.  However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is  appropriate  for you.

o Paying by Federal Funds Wire.  Shares purchased through the Distributor may be paid for by Federal Funds wire. The minimum investment is $2,500. Before sending a wire, call the  Distributor's  Wire Department at 1.800.225.5677 to notify the
Distributor of the wire and to receive further instructions.

o Buying Shares Through OppenheimerFunds  AccountLink. With AccountLink, you pay
for shares by electronic  funds  transfers  from your bank  account.  Shares are purchased for your account by a transfer of money from your bank account through the Automated  Clearing House (ACH) system.  You can provide those  instructions automatically,  under an Asset Builder Plan,  described  below,  or by telephone instructions  using  OppenheimerFunds  PhoneLink,  also described below.  Please refer to "AccountLink," below for more details.

o Buying Shares Through Asset Builder Plans. You may purchase shares of the Fund automatically  each  month  from  your  account  at a bank  or  other  financial institution  under an Asset  Builder Plan with  AccountLink.  Details are in the
Asset Builder Application and the Statement of Additional Information.

WHAT IS THE MINIMUM  AMOUNT YOU MUST  INVEST?  In most  cases,  you can buy Fund shares  with  a  minimum  initial  investment  of  $1,000  and  make  additional investments  at any time  with as  little as $50.  There  are  reduced  minimums available under the following special investment plans:

o If you  establish  one of the many  types of  retirement  plan  accounts  that
OppenheimerFunds  offers,  more fully  described  below under "Special  Investor
Services," you can start your account with as little as $500.

o By using an Asset Builder Plan or Automatic  Exchange Plan (details are in the
Statement of Additional Information), or government allotment plan, you can make subsequent  investments  (after  making the initial  investment  of $500) for as little as $50.  For any type of  account  established  under one of these  plans prior to November 1, 2002, the minimum additional investment will remain $25.

o The minimum  investment  requirement  does not apply to reinvesting  dividends from  the  Fund or  other  Oppenheimer  funds  (a list  of them  appears  in the
Statement  of  Additional  Information,  or you can ask your  dealer or call the
Transfer Agent), or reinvesting  distributions  from unit investment trusts that have made arrangements with the Distributor.

AT WHAT PRICE ARE SHARES SOLD?  Shares are sold at their offering price which is the net asset value per share plus any initial  sales charge that  applies.  The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the Distributor receives the purchase order at its offices in Colorado,  or after any agent  appointed by the
Distributor receives the order.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of The New York Stock Exchange (the "Exchange"), on each day the
Exchange  is open for  trading  (referred  to in this  Prospectus  as a "regular business day"). The Exchange normally closes at 4:00 P.M., Eastern time, but may close  earlier on some days.  All  references  to time in this  Prospectus  mean
"Eastern time."

The net asset value per share for a class of shares on a "regular  business day"
is  determined  by dividing the value of the Fund's net assets  attributable  to that  class by the number of shares of that class  outstanding  on that day.  To determine net asset values, the Fund assets are valued primarily on the basis of current market quotations.  If market quotations are not readily available or do not accurately reflect fair value for a security (in the Manager's  judgment) or if a security's value has been materially affected by events occurring after the close of the  exchange or market on which the  security is  principally  traded, that  security  may be  valued by  another  method  that the  Board of  Trustees believes  accurately  reflects the fair value.  Because some foreign  securities trade in markets and on exchanges  that  operate on weekends and U.S.  holidays, the values of some of the  Fund's  foreign  investments  may change on days when investors cannot buy or redeem Fund shares.

The Board has adopted  valuation  procedures  for the Fund and has delegated the day-to-day  responsibility  for  fair  value  determinations  to  the  Manager's
Valuation  Committee.  Fair value  determinations  by the Manager are subject to review,  approval and  ratification  by the Board at its next scheduled  meeting after the fair valuations are determined.  In determining whether current market prices are readily available and reliable,  the Manager monitors the information it receives in the ordinary course of its investment management responsibilities for  significant  events  that it  believes in good faith will affect the market prices of the  securities of issuers held by the Fund.  Those may include events affecting  specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting  securities markets (for  example,  a foreign  securities  market  closes early because of a natural disaster).

If, after the close of the principal market on which a security held by the Fund is traded  and  before  the time as of which the  Fund's  net asset  values  are calculated  that day, a significant  event occurs that the Manager learns of and believes in the  exercise of its  judgment  will cause a material  change in the value of that  security  from the closing price of the security on the principal market  on which it is  traded,  the  Manager  will  use its  best  judgment  to determine a fair value for that security.

The  Manager  believes  that  foreign  securities  values  may  be  affected  by volatility  that  occurs in U.S.  markets  on a  trading  day after the close of foreign securities markets.  The Manager's fair valuation  procedures  therefore include a procedure  whereby foreign  securities  prices may be "fair valued" to take those factors into account.

The Offering  Price. To receive the offering price for a particular day, in most cases the  Distributor  or its  designated  agent must receive your order by the time the  Exchange  closes that day. If your order is received on a day when the
Exchange  is closed or after it has  closed,  the order  will  receive  the next offering price that is determined after your order is received.

Buying Through a Dealer.  If you buy shares  through a dealer,  your dealer must receive  the  order  by  the  close  of  the  Exchange  and  transmit  it to the
Distributor so that it is received before the Distributor's close of business on a regular  business  day  (normally  5:00 P.M.) to receive  that day's  offering
price,   unless  your  dealer  has  made  alternative   arrangements   with  the
Distributor.  Otherwise,  the order will receive the next offering price that is determined.

WHAT  CLASSES OF SHARES DOES THE FUND  OFFER?  The Fund  offers  investors  five
different  classes  of  shares.   The  different  classes  of  shares  represent
investments in the same portfolio of securities,  but the classes are subject to different  expenses and will likely have  different  share prices.  When you buy shares,  be sure to specify  the class of shares.  If you do not choose a class, your investment will be made in Class A shares.

Class A Shares.  If you buy Class A shares,  you pay an initial sales charge (on investments up to $1 million for regular  accounts or lesser amounts for certain retirement  plans).  The amount of that sales charge will vary  depending on the amount you invest. The sales charge rates are listed in "How Can You Buy Class A
Shares?" below.

Class B Shares.  If you buy Class B shares,  you pay no sales charge at the time of purchase,  but you will pay an annual  asset-based  sales charge. If you sell your shares  within 6 years of buying them,  you will  normally pay a contingent deferred sales charge. That contingent deferred sales charge varies depending on how long you own your shares,  as described in "How Can You Buy Class B Shares?"
below.

Class C Shares.  If you buy Class C shares,  you pay no sales charge at the time of purchase,  but you will pay an annual  asset-based  sales charge. If you sell your shares within 12 months of buying them,  you will normally pay a contingent deferred sales charge of 1.0%, as described in "How Can You Buy Class C Shares?"
below.

Class N  Shares.  If you buy  Class N shares  (available  only  through  certain retirement plans), you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 18 months of the  retirement  plan's  first  purchase  of  Class N  shares,  you may pay a contingent deferred sales charge of 1.0%, as described in "How Can You Buy Class
N Shares?" below.

Class Y  Shares.  Class Y  shares  are  offered  only to  certain  institutional investors that have a special agreement with the Distributor.

WHICH  CLASS OF SHARES  SHOULD YOU  CHOOSE?  Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your  investment.  If your  goals  and  objectives change  over  time  and you  plan to  purchase  additional  shares,  you  should re-evaluate those factors to see if you should consider another class of shares.
The Fund's operating costs that apply to a class of shares and the effect of the different  types of sales charges on your  investment  will vary your investment results over time.

     The  discussion  below  is  not  intended  to  be  investment  advice  or a recommendation,  because each investor's financial considerations are different.
The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. Of course,  these examples are based on  approximations  of the effects of current  sales  charges and expenses projected over time, and do not detail all of the  considerations in selecting a class of shares.  You should analyze your options  carefully with your financial advisor before making that choice.

How Long Do You Expect to Hold Your  Investment?  While future  financial  needs cannot be  predicted  with  certainty,  knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses,  your choice will also depend on how much you plan to invest. For example,  the reduced sales charges available for larger purchases  of Class A shares  may,  over  time,  offset  the effect of paying an initial  sales  charge on your  investment,  compared to the effect over time of higher  class-based  expenses  on  shares  of Class  B,  Class C or Class N. For retirement  plans that qualify to purchase  Class N shares,  Class N shares will generally be more advantageous than Class B and Class C shares.

o  Investing  for the  Shorter  Term.  While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, you plan to hold your  shares for not more than six  years),  you should most likely invest in Class A or Class C shares rather than Class B shares.  That is because of the  effect of the Class B  contingent  deferred  sales  charge if you redeem within six years, as well as the effect of the Class B asset-based  sales charge on the investment return for that class in the short-term.  Class C shares might be the  appropriate  choice  (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares,  and the  contingent deferred  sales charge does not apply to amounts you sell after holding them one year.

However,  if you plan to invest more than $100,000 for the shorter term, then as your investment  horizon increases toward six years, Class C shares might not be as advantageous as Class A shares.  That is because the annual asset-based sales charge on Class C shares  will have a greater  impact on your  account  over the longer  term than the  reduced  front-end  sales  charge  available  for  larger purchases of Class A shares.

If you invest $1 million or more,  in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor  normally will not accept purchase orders of $100,000 or more of Class B shares  or $1  million  or more of Class C shares  from a single investor.  Dealers or other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with those limits.

o Investing for the Longer Term. If you are investing less than $100,000 for the longer-term,  for  example for  retirement,  and do not expect to need access to your money for seven years or more, Class B shares may be appropriate.

Are There  Differences  in Account  Features  That Matter to You?  Some  account features  may not be  available  to Class B,  Class C and Class N  shareholders.
Other  features  may not be advisable  (because of the effect of the  contingent deferred sales charge) for Class B, Class C and Class N shareholders. Therefore, you should carefully  review how you plan to use your investment  account before deciding which class of shares to buy.

Additionally, the dividends payable to Class B, Class C and Class N shareholders will be reduced by the  additional  expenses borne by those classes that are not borne by Class A or Class Y  shares,  such as the  Class B,  Class C and Class N asset-based  sales charge  described  below and in the  Statement of  Additional
Information.  Also,  checkwriting  is not  available  on  accounts  subject to a contingent deferred sales charge.

How Do Share Classes  Affect  Payments to Your Broker?  A financial  advisor may receive different  compensation for selling one class of shares than for selling another  class.  It is important  to remember  that Class B, Class C and Class N contingent  deferred sales charges and  asset-based  sales charges have the same purpose as the front-end sales charge on sales of Class A shares:  to compensate the  Distributor  for  concessions and expenses it pays to dealers and financial institutions for selling shares. The Distributor may pay additional compensation from its own resources to  securities  dealers or financial  institutions  based upon  the  value  of  shares  of the  Fund  owned  by the  dealer  or  financial institution for its own account or for its customers.

HOW CAN YOU BUY CLASS A SHARES? Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases,  described  below,  purchases are not subject to an initial sales charge, and the  offering  price will be the net asset value.  In other  cases,  reduced sales  charges may be  available,  as  described  below or in the  Statement  of
Additional Information.  Out of the amount you invest, the Fund receives the net asset value to invest for your account.

     The sales charge varies depending on the amount of your purchase. A portion of the sales  charge may be retained by the  Distributor  or  allocated  to your dealer as a concession. The Distributor reserves the right to reallow the entire concession to dealers.  The current sales charge rates and  concessions  paid to dealers and brokers are as follows:

  ------------------------------------ ------------------------ ------------------------- ---------------------------

                                       Front-End Sales          Front-End Sales           Concession As a

                                       Charge As a              Charge As a
                                       Percentage of            Percentage of Net         Percentage of
  Amount of Purchase                   Offering Price           Amount Invested           Offering Price
  ------------------------------------ ------------------------ ------------------------- ---------------------------
  ------------------------------------ ------------------------ ------------------------- ---------------------------
  Less than $50,000                             4.75%                    4.98%                      4.00%
  ------------------------------------ ------------------------ ------------------------- ---------------------------
  ------------------------------------ ------------------------ ------------------------- ---------------------------
  $50,000 or more but less than                 4.50%                    4.71%                      3.75%
  $100,000
  ------------------------------------ ------------------------ ------------------------- ---------------------------
  ------------------------------------ ------------------------ ------------------------- ---------------------------
  $100,000 or more but less than                3.50%                    3.63%                      2.75%
  $250,000
  ------------------------------------ ------------------------ ------------------------- ---------------------------
  ------------------------------------ ------------------------ ------------------------- ---------------------------
  $250,000 or more but less than                2.50%                    2.56%                      2.00%
  $500,000
  ------------------------------------ ------------------------ ------------------------- ---------------------------
  ------------------------------------ ------------------------ ------------------------- ---------------------------
  $500,000 or more but less than $1             2.00%                    2.04%                      1.60%
  million
  ------------------------------------ ------------------------ ------------------------- ---------------------------

SPECIAL SALES CHARGE  ARRANGEMENTS  AND WAIVERS.  Appendix C to the Statement of
Additional  Information  details the  conditions for the waiver of sales charges that apply in certain  cases,  and the special  sales charge rates that apply to purchases of shares of the Fund by certain groups, or under specified retirement plan arrangements or in other special types of transactions. To receive a waiver or special sales charge rate, you must advise the  Distributor  when  purchasing shares or the  Transfer  Agent when  redeeming  shares that a special  condition applies.

Can You Reduce Class A Sales Charges? You and your spouse may be eligible to buy
Class A shares of the Fund at reduced  sales charge rates set forth in the table above under the Fund's "Right of Accumulation" or a "Letter of Intent." The Fund
reserves the right to modify or to cease offering these programs at any time.

o Right of Accumulation.  To reduce the Class A front-end sales charge under the rates in the table  above  that  apply to larger  purchases,  you can add to the amount of your current purchase the value of investments currently being made by you and your spouse (or  previously  made by you and your spouse and still held)
in Class A and Class B shares of the Fund and other Oppenheimer funds (a list is in the  Statement  of  Additional  Information  under  "How to Buy  Shares - The
Oppenheimer  Funds").  You may not include Class A shares of  Oppenheimer  Money
Market Fund, Inc. or Oppenheimer  Cash Reserves on which you did not pay a sales charge for this purpose. In totaling your holdings, you may count shares held in your individual  accounts (including IRAs and 403(b) plans), your joint accounts with your spouse,  or accounts you or your spouse hold as trustees or custodians on behalf of your  children  who are minors.  A  fiduciary  can count all shares purchased for a trust,  estate or other fiduciary  account  (including  employee benefit plans for the same employer) that has multiple accounts.  To qualify for this Right of Accumulation,  if you are buying shares directly from the Fund you must inform the Fund's  Distributor of your eligibility and holdings at the time of your purchase.  If you are buying shares through your financial  intermediary you  must  notify  your  intermediary  of your  eligibility  for  this  Right of
Accumulation at the time of your purchase.

     To count  shares of  eligible  Oppenheimer  funds held in accounts at other intermediaries under this Right of Accumulation, you may be requested to provide the  Distributor  or your  current  intermediary  (depending  on the way you are buying  your  shares) a copy of each  account  statement  showing  your  current holdings of the Fund or other eligible  Oppenheimer funds,  including statements for  accounts  held by you and your  spouse or in  retirement  plans or trust or custodial  accounts for minor children as described  above.  The  Distributor or intermediary  through  which you are buying shares will combine the value of all your eligible  Oppenheimer fund accounts based on the current offering price per share to determine what Class A sales charge  breakpoints you may qualify for on your current purchase.

o Letters of Intent.  You may also reduce the Class A front-end  sales charge on current  purchases  of shares of the Fund under the rates in the table  above by submitting  a Letter  of  Intent  to the  Distributor.  A Letter  of Intent is a
written statement of your intention to purchase Class A and/or Class B shares of the Fund (and other Oppenheimer funds except Class A shares of Oppenheimer Money
Market Fund and  Oppenheimer  Cash Reserves) over a 13-month  period.  The total amount of your intended  purchases of Class A and Class B shares will  determine the  reduced  sales  charge  rate that will  apply to Class A shares of the Fund purchased  during  that  period.  You can include  purchases  made up to 90 days before the date of the Letter.  Submitting  a Letter of Intent does not obligate you to purchase the specified amount of shares.  You can also apply the Right of
Accumulation to these purchases.

     If you do not complete the Letter of Intent, the front-end sales charge you paid on your  purchases  will be  recalculated  to reflect  the actual  value of shares you purchased. A certain portion of your shares will be held in escrow by the Fund's Transfer Agent for this purpose. Please refer to "How to Buy Shares -
Letters of Intent" in the Fund's  Statement of Additional  Information  for more complete information.

Other  Special  Sales  Charge  Arrangements  and  Waivers.   The  Fund  and  the
Distributor  offer other  opportunities to purchase shares without  front-end or contingent  deferred sales charges under the programs  described below. The Fund reserves the right to amend or  discontinue  these  programs at any time without prior notice.

o Dividend  Reinvestment.  Dividends and/or capital gains distributions received by a shareholder from the Fund may be reinvested in shares of the Fund or any of the other  Oppenheimer  funds without  sales charge,  at the net asset value per share in effect on the  payable  date.  You must  notify the  Transfer  Agent in writing  to elect  this  option  and must have an  existing  account in the fund selected for reinvestment.

o Exchanges of Shares. Shares of the Fund may be exchanged for shares of certain other  Oppenheimer  funds at net asset value per share at the time of  exchange, without  sales  charge,  and shares of the Fund can be  purchased by exchange of shares of certain  other  Oppenheimer  funds on the same basis.  Please refer to
"How to Exchange  Shares" in this  Prospectus and in the Statement of Additional
Information for more details,  including a discussion of  circumstances in which sales charges may apply on exchanges.

o Reinvestment  Privilege.  Within six months of a redemption of certain Class A and Class B shares, the proceeds may be reinvested in Class A shares of the Fund without sales charge.  This  privilege  applies to redemptions of Class A shares that were  subject to an initial  sales charge or Class A or Class B shares that were subject to a contingent  deferred sales charge when redeemed.  The investor must ask the Transfer Agent for that privilege at the time of  reinvestment  and must identify the account from which the redemption was made.

     o Other Special Reductions and Waivers.  The Fund and the Distributor offer additional  arrangements to reduce or eliminate  front-end sales charges or
     to  waive   contingent   deferred   sales  charges  for  certain  types  of
     transactions  and for certain  classes of investors  (primarily  retirement plans that purchase shares in special  programs  through the  Distributor).
     These are  described  in greater  detail in Appendix C to the  Statement of
     Additional  Information,  which is also  available on the  OppenheimerFunds website, at www.oppenheimerfunds.com (under the hyperlinks "Access Accounts and Services - Investor  Service  Center").  To receive a waiver or special sales  charge  rate under these  programs,  the  purchaser  must notify the
     Distributor (or other financial intermediary through which shares are being purchased) at the time of purchase or notify the Transfer Agent with at the time of  redeeming  shares  for  those  waivers  that  apply to  contingent deferred sales charges.

     o Purchases by Certain  Retirement Plans.  There is no initial sales charge on  purchases  of Class A shares of the Fund by (1)  retirement  plans that have $10  million  or more in plan  assets  and that  have  entered  into a special agreement with the Distributor and by (2) retirement plans that are
     part  of  a  retirement   plan  product  or  platform   offered  by  banks,
     broker-dealers,  financial advisors,  insurance companies or record-keepers that have entered into a special  agreement with the  Distributor  for this purpose. The Distributor currently pays dealers of record concessions in an amount  equal  to 0.25% of the  purchase  price of Class A shares  by those retirement  plans from its own  resources  at the time of sale,  subject to certain  exceptions  described in  "Retirement  Plans" in the  Statement of
     Additional Information. No contingent deferred sales charge is charged upon the redemption of such shares.

     Class A Contingent Deferred Sales Charge.  There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer  funds aggregating  $1  million  or more,  or on  purchases  of Class A shares  by certain retirement plans that satisfied certain requirements prior to March
     1, 2001  ("grandfathered  retirement  accounts").  However,  those  Class A shares may be subject to a Class A contingent  deferred  sales  charge,  as described below. Retirement plans holding shares of Oppenheimer funds in an omnibus  account(s) for the benefit of plan  participants  in the name of a fiduciary or financial intermediary (other than  OppenheimerFunds-sponsored
     Single DB Plus plans) are not permitted to make initial  purchases of Class
     A shares subject to a contingent deferred sales charge.

     The  Distributor  pays dealers of record  concessions in an amount equal to
     1.0%  of  purchases  of  $1  million  or  more  other  than   purchases  by
     grandfathered  retirement accounts. For grandfathered  retirement accounts, the  concession is 0.75% of the first $2.5 million of purchases  plus 0.25%
     of purchases in excess of $2.5 million. In either case, the concession will not be paid on  purchases  of shares by  exchange  or that were  previously subject to a front-end sales charge and dealer concession.

     If you redeem  any of those  shares  within an  18-month  "holding  period"
     measured  from the  beginning of the calendar  month of their  purchase,  a contingent  deferred sales charge (called the "Class A contingent  deferred sales  charge") may be deducted from the  redemption  proceeds.  That sales charge will be equal to 1.0% of the lesser of:

     o the  aggregate  net  asset  value of the  redeemed  shares at the time of redemption  (excluding  shares  purchased by  reinvestment  of dividends or capital gain distributions); or

     o the original net asset value of the redeemed shares.

     The Class A contingent  deferred sales charge will not exceed the aggregate amount  of the  concessions  the  Distributor  paid to your  dealer  on all purchases  of Class A shares  of all  Oppenheimer  funds you made that were subject to the Class A contingent deferred sales charge.

     HOW CAN YOU BUY CLASS B SHARES?  Class B shares are sold at net asset value per share without an initial sales charge.  However,  if Class B shares are redeemed within six years from the beginning of the calendar month of their purchase,  a contingent  deferred  sales  charge will be deducted  from the redemption  proceeds.  The Class B contingent deferred sales charge is paid
     to   compensate   the   Distributor   for   its   expenses   of   providing
     distribution-related  services to the Fund in  connection  with the sale of
     Class B shares.

     The amount of the  contingent  deferred  sales  charge  will  depend on the number  of years  since you  invested  and the  dollar  amount  being  redeemed, according to the following  schedule for the Class B contingent  deferred  sales charge holding period:

----------------------------------------------------------- --------------------------------------------------------
Years Since Beginning of Month in Which Purchase Order      Contingent Deferred Sales Charge on Redemptions in
was Accepted                                                That Year
                                                            (As % of Amount Subject to Charge)
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------
0 - 1                                                       5.0%
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------
1 - 2                                                       4.0%
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------
2 - 3                                                       3.0%
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------
3 - 4                                                       3.0%
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------
4 - 5                                                       2.0%
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------
5 - 6                                                       1.0%
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------
More than 6                                                 None
----------------------------------------------------------- --------------------------------------------------------

     In the table,  a "year" is a 12-month  period.  In applying the  contingent deferred  sales charge,  all purchases are  considered to have been made on the first regular business day of the month in which the purchase was made.

     Automatic  Conversion  of  Class B  Shares.  Class B  shares  automatically convert  to  Class A  shares  72  months  after  you  purchase  them.  This conversion  feature relieves Class B shareholders of the asset-based  sales charge that  applies to Class B shares under the Class B  Distribution  and
     Service Plan,  described below. The conversion is based on the relative net asset  value of the two  classes,  and no sales  load or  other  charge  is imposed.  When any Class B shares that you hold convert,  any other Class B shares that were acquired by reinvesting dividends and distributions on the converted  shares  will  also  convert  to  Class  A  shares.  For  further information on the conversion feature and its tax implications,  see "Class
     B Conversion" in the Statement of Additional Information.

     How Can you Buy Class C Shares?  Class C shares are sold at net asset value per share without an initial sales charge.  However,  if Class C shares are redeemed  within a holding  period of 12 months from the  beginning  of the calendar  month of their  purchase,  a contingent  deferred sales charge of
     1.0% will be deducted from the redemption proceeds.  The Class C contingent deferred  sales  charge  is  paid to  compensate  the  Distributor  for its
     expenses  of  providing   distribution-related  services  to  the  Fund  in
     connection with the sale of Class C shares.

     HOW CAN YOU BUY  CLASS N SHARES?  Class N shares  are  offered  for sale to retirement plans  (including IRAs and 403(b) plans) that purchase  $500,000 or more of  Class N  shares  of one or more  Oppenheimer  funds or to group retirement  plans  (which do not include  IRAs and 403(b)  plans) that have assets  of  $500,000  or  more or 100 or more  eligible  participants.  See
     "Availability of Class N shares" in the Statement of Additional Information for other circumstances where Class N shares are available for purchase.

     Class N shares are sold at net asset value without an initial sales charge.
A contingent  deferred  sales charge of 1.0% will be imposed upon the redemption of Class N shares,  if: o The group  retirement  plan is  terminated  or Class N shares of all  Oppenheimer  funds are terminated as an investment  option of the plan and Class N shares are  redeemed  within 18 months  after the plan's  first purchase of Class N shares of any Oppenheimer  fund, or o With respect to an IRA or 403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any Oppenheimer fund.

     Retirement  plans  that offer  Class N shares  may  impose  charges on plan participant  accounts.  The  procedures  for  buying,  selling,  exchanging  and transferring  the  Fund's  other  classes of shares  (other  than the time those orders must be received by the  Distributor  or Transfer  Agent in Colorado) and
the special account features  applicable to purchasers of those other classes of shares  described  elsewhere in this  Prospectus  do not apply to Class N shares offered  through a group  retirement  plan.  Instructions  for buying,  selling, exchanging or  transferring  Class N shares offered  through a group  retirement plan must be submitted by the plan, not by plan  participants  for whose benefit the shares are held.

     Who Can Buy Class Y Shares?  Class Y shares are sold at net asset value per share without a sales charge directly to institutional  investors that have special agreements with the Distributor for this purpose.  They may include insurance  companies,  registered  investment  companies,  employee benefit plans and Section 529 plans, among others.  Individual investors cannot buy
     Class Y shares directly.

     An  institutional  investor  that buys  Class Y shares  for its  customers'
accounts  may impose  charges on those  accounts.  The  procedures  for  buying, selling,  exchanging and  transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent at  their  Colorado  office)  and the  special  account  features  available  to investors  buying those other  classes of shares do not apply to Class Y shares.
Instructions for buying, selling, exchanging or transferring Class Y shares must be submitted  by the  institutional  investor,  not by its  customers  for whose benefit the shares are held.

     Investments  By "Funds of Funds." Class Y shares of the Fund are offered as an  investment  to other  Oppenheimer  funds that act as "funds of  funds."  The
Fund's Board of Trustees has approved  making the Fund's shares  available as an investment to those funds. Those funds of funds may invest significant  portions of their  assets  in  shares  of the  Fund,  as  described  in their  respective prospectuses.  Those other  funds,  individually  and/or  collectively,  may own significant amounts of the Fund's shares from time to time. Those funds of funds typically  use asset  allocation  strategies  under  which they may  increase or reduce the amount of their investment in the Fund frequently, which may occur on a daily  basis  under  volatile  market  conditions.  Depending  on a number  of factors,  such as the  flows of cash  into and from the Fund as a result  of the activity  of  other  investors  and the  Fund's  then-current  liquidity,  those purchases and  redemptions  of the Fund's shares by funds of funds could require the Fund to purchase or sell portfolio  securities,  increasing its  transaction costs and possibly reducing its performance,  if the size of those purchases and redemptions  were  significant  relative to the size of the Fund.  For a further discussion  of the possible  effects of frequent  trading in the Fund's  shares, please refer to "Are There Limitations On Exchanges?".

DISTRIBUTION AND SERVICE (12b-1) PLANS.

     Service  Plan for Class A Shares.  The Fund has adopted a Service  Plan for
     Class A shares.  It reimburses the  Distributor  for a portion of its costs incurred  for  services  provided  to  accounts  that hold  Class A shares.
     Reimbursement  is made  quarterly  at an annual  rate of up to 0.25% of the average  annual net assets of Class A shares of the Fund.  The  Distributor currently uses all of those fees to pay dealers,  brokers,  banks and other
     financial   institutions  quarterly  for  providing  personal  service  and maintenance of accounts of their  customers that hold Class A shares.  With respect to Class A shares  subject to a Class A contingent  deferred  sales charge purchased by grandfathered retirement accounts, the Distributor pays the 0.25%  service  fee to dealers in advance  for the first year after the shares are sold by the dealer.  The  Distributor  retains the first  year's service  fee  paid  by the  Fund.  After  the  shares  have  been  held  by grandfathered  retirement  accounts for a year,  the  Distributor  pays the service fee to dealers on a quarterly basis.

     Distribution and Service Plans for Class B, Class C and Class N Shares. The
     Fund has adopted  Distribution  and Service  Plans for Class B, Class C and
     Class N  shares  to pay the  Distributor  for its  services  and  costs  in distributing  Class B, Class C and Class N shares and  servicing  accounts.
     Under the plans, the Fund pays the Distributor an annual  asset-based sales charge of 0.75% on Class B and Class C shares  and 0.25% on Class N shares.
     The  Distributor  also  receives a service  fee of 0.25% per year under the
     Class B, Class C and Class N plans.

     The asset-based  sales charge and service fees increase Class B and Class C expenses by 1.0% and  increase  Class N expenses by 0.50% of the net assets per year of the  respective  class.  Because these fees are paid out of the
     Fund's assets on an on-going basis,  over time these fees will increase the cost of your  investment  and may cost you more than  other  types of sales charges.

     The Distributor  uses the service fees to compensate  dealers for providing personal  services  for  accounts  that  hold  Class B,  Class C or Class N shares. The Distributor  normally pays the 0.25% service fees to dealers in advance for the first year after the shares are sold by the  dealer.  After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

     The Distributor  currently pays a sales concession of 3.75% of the purchase price of Class B shares to dealers  from its own  resources  at the time of sale.  Including  the advance of the service  fee, the total amount paid by the  Distributor  to the  dealer  at the time of sale of Class B shares  is therefore 4.00% of the purchase price. The Distributor normally retains the
     Class  B  asset-based  sales  charge.   See  the  Statement  of  Additional
     Information for exceptions.

     The Distributor  currently pays a sales concession of 0.75% of the purchase price of Class C shares to dealers  from its own  resources  at the time of sale.  Including  the advance of the service  fee, the total amount paid by the  Distributor  to the  dealer  at the time of sale of Class C shares  is therefore 1.0% of the purchase price.  The Distributor pays the asset-based sales charge as an ongoing  concession to the dealer on Class C shares that have been outstanding for a year or more. The Distributor  normally retains the asset-based  sales charge on Class C shares during the first year after the purchase of Class C shares. See the Statement of Additional Information for exceptions.

     The Distributor  currently pays a sales concession of 0.75% of the purchase price of Class N shares to dealers  from its own  resources  at the time of sale.  Including  the advance of the service  fee, the total amount paid by the  Distributor  to the  dealer  at the time of sale of Class N shares  is therefore 1.0% of the purchase price. The Distributor  normally retains the asset-based sales charge on Class N shares. See the Statement of Additional
     Information for exceptions.

     Under certain  circumstances,  the  Distributor  will pay the full Class B,
     Class C or Class N  asset-based  sales  charge and the  service  fee to the dealer beginning in the first year after purchase of such shares in lieu of paying the dealer the sales  concession and the advance of the first year's service  fee at the  time of  purchase,  if there  is a  special  agreement between the dealer and the Distributor.  In those circumstances,  the sales concession will not be paid to the dealer.

     For Class C shares purchased through the OppenheimerFunds  Recordkeeper Pro program,  the Distributor will pay the Class C asset-based  sales charge to the dealer of record in the first year after the purchase of such shares in lieu of paying the dealer a sales  concession at the time of purchase.  The
     Distributor  will use the service  fee it  receives  from the Fund on those shares to reimburse FASCorp for providing  personal services to the Class C accounts holding those shares.

     In addition,  the Manager and the Distributor may make substantial payments to dealers or other  financial  intermediaries  and service  providers  for distribution  and/or  shareholder  servicing  activities,  out of their own resources,  including  the  profits  from the  advisory  fees  the  Manager receives from the Fund. Some of these distribution-related  payments may be made to dealers or financial  intermediaries for marketing,  promotional or related  expenses;  these  payments  are  often  referred  to  as  "revenue sharing."  In some  circumstances,  those types of  payments  may create an incentive for a dealer or financial  intermediary or its representatives to recommend  or offer  shares of the Fund or other  Oppenheimer  funds to its customers.  You should ask your dealer or financial  intermediary  for more details about any such payments it receives.

Special Investor Services

     ACCOUNTLINK.  You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial  institution.  It must be an Automated Clearing House (ACH) member. AccountLink lets you:

     o transmit funds  electronically to purchase shares by telephone (through a service  representative  or by  PhoneLink)  or  automatically  under  Asset
     Builder Plans, or

     o have the Transfer Agent send  redemption  proceeds or transmit  dividends and distributions  directly to your bank account.  Please call the Transfer
     Agent for more information.

     You may  purchase  shares by  telephone  only after your  account  has been established.  To purchase  shares in amounts up to $250,000  through a telephone representative,  call the Distributor at  1.800.225.5677.  The purchase  payment will be debited from your bank account.

     AccountLink  privileges  should be  requested on your  Application  or your dealer's settlement  instructions if you buy your shares through a dealer. After your account is established,  you can request AccountLink  privileges by sending signature-guaranteed  instructions  and  proper  documentation  to the  Transfer
Agent.  AccountLink  privileges  will  apply to each  shareholder  listed in the registration on your account as well as to your dealer  representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change  of  bank  account  information  must  be  made  by  signature-guaranteed instructions  to the  Transfer  Agent  signed  by all  shareholders  who own the account.

     PHONELINK.  PhoneLink is the  OppenheimerFunds  automated  telephone system that  enables  shareholders  to  perform a number of  account  transactions
     automatically   using  a  touch-tone  phone.   PhoneLink  may  be  used  on
     already-established   Fund   accounts   after   you   obtain   a   Personal
     Identification   Number   (PIN),   by   calling   the   PhoneLink   number,
     1.800.225.5677.

     Purchasing  Shares.  You may  purchase  shares in amounts up to $100,000 by phone, by calling  1.800.225.5677.  You must have  established  AccountLink privileges  to link  your  bank  account  with  the  Fund to pay for  these purchases.

     Exchanging Shares. With the OppenheimerFunds Exchange Privilege,  described below,  you can  exchange  shares  automatically  by phone  from  your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number.

     Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink  number and the Fund will send the proceeds  directly to your
     AccountLink  bank account.  Please refer to "How to Sell Shares," below for details.

     CAN YOU SUBMIT  TRANSACTION  REQUESTS  BY FAX?  You may send  requests  for certain  types  of  account  transactions  to  the  Transfer  Agent  by fax
     (telecopier).  Please  call  1.800.225.5677  for  information  about  which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and  restrictions  as written  and  telephone requests described in this Prospectus.

     OPPENHEIMERFUNDS  INTERNET  WEBSITE.  You can obtain  information about the
     Fund, as well as your account  balance,  on the  OppenheimerFunds  Internet website, at www.oppenheimerfunds.com.  Additionally, shareholders listed in the account  registration  (and the dealer of record)  may request  certain account  transactions through a special section of that website. To perform account  transactions or obtain account  information online, you must first obtain a user I.D. and password on that website. If you do not want to have
     Internet account transaction  capability for your account,  please call the
     Transfer Agent at 1.800.225.5677. At times, the website may be inaccessible or its transaction features may be unavailable.

     AUTOMATIC  WITHDRAWAL AND EXCHANGE  PLANS.  The Fund has several plans that enable  you to sell  shares  automatically  or  exchange  them  to  another
     OppenheimerFunds account on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

     RETIREMENT  PLANS.  You may buy shares of the Fund for your retirement plan account. If you participate in a plan sponsored by your employer,  the plan trustee or  administrator  must buy the shares for your plan  account.  The
     Distributor  also  offers a  number  of  different  retirement  plans  that individuals and employers can use:  Individual  Retirement Accounts (IRAs).
     These  include  regular  IRAs,  Roth IRAs,  SIMPLE IRAs and rollover  IRAs.
     SEP-IRAs.  These  are  Simplified  Employee  Pension  Plan  IRAs for  small business owners or self-employed  individuals.  403(b)(7)  Custodial Plans.
     These  are  tax-deferred   plans  for  employees  of  eligible   tax-exempt
     organizations,  such as schools,  hospitals and  charitable  organizations.
     401(k) Plans.  These are special  retirement plans for businesses.  Pension and  Profit-Sharing  Plans.  These plans are  designed for  businesses  and self-employed individuals. Please call the Distributor for OppenheimerFunds retirement plan documents,  which include  applications  and important plan information.

How to Sell Shares

     You can sell  (redeem)  some or all of your shares on any regular  business day. Your shares will be sold at the next net asset value  calculated after your order is received in proper form (which means that it must comply with the procedures  described below) and is accepted by the Transfer Agent. The
     Fund lets you sell your shares by writing a letter,  by wire,  by using the
     Fund's  checkwriting  privilege,  or by  telephone.  You  can  also  set up
     Automatic Withdrawal Plans to redeem shares on a regular basis. If you have questions  about  any of  these  procedures,  and  especially  if  you  are redeeming  shares in a special  situation,  such as due to the death of the owner or from a retirement  plan  account,  please call the Transfer  Agent first, at 1.800.225.5677, for assistance.

     Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, the following  redemption  requests must be in writing and must include a signature  guarantee (although there may be other situations that also require a signature guarantee):

     o You wish to redeem more than $100,000 and receive a check.

     o The  redemption  check is not payable to all  shareholders  listed on the account statement.

     o The redemption check is not sent to the address of record on your account statement,

     o Shares are being  transferred to a Fund account with a different owner or name.

     o Shares are being redeemed by someone (such as an Executor) other than the owners.

     Where Can You Have Your  Signature  Guaranteed?  The  Transfer  Agent  will accept a guarantee of your signature by a number of financial institutions, including:

     o a U.S. bank, trust company, credit union or savings association,

     o a foreign bank that has a U.S. correspondent bank,

     o a U.S. registered dealer or broker in securities, municipal securities or government securities, or

     o a U.S. national securities exchange, a registered securities  association or a  clearing  agency.  If you are  signing  on behalf  of a  corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

     Retirement Plan Accounts. There are special procedures to sell shares in an
     OppenheimerFunds  retirement  plan account.  Call the Transfer  Agent for a distribution  request form.  Special  income tax  withholding  requirements apply to distributions from retirement plans. You must submit a withholding form with your redemption  request to avoid delay in getting your money and if you do not want tax  withheld.  If your employer  holds your  retirement plan account for you in the name of the plan, you must ask the plan trustee or  administrator  to  request  the sale of the Fund  shares  in your  plan account.

     Sending  Redemption  Proceeds by Wire.  While the Fund normally  sends your money by check,  you can  arrange to have the  proceeds  of shares you sell sent by Federal  Funds wire to a bank account you  designate.  It must be a commercial  bank that is a member of the Federal  Reserve wire system.  The minimum redemption you can have sent by wire is $2,500.  There is a $10 fee for each request. To find out how to set up this feature on your account or to arrange a wire, call the Transfer Agent at 1.800.225.5677.

     Checkwriting.  To write  checks  against  your Fund  account,  request that privilege on your account  application,  or contact the Transfer  Agent for signature  cards.  They must be signed (with a signature  guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use.  Shareholders  with  joint  accounts  can  elect  in writing  to have  checks  paid  over the  signature  of one  owner.  If you previously  signed a signature  card to establish  checkwriting  in another
     Oppenheimer fund, simply call 1.800.225.5677 to request checkwriting for an account in this Fund with the same registration as the other account.

     o Checks can be written to the order of whomever  you wish,  but may not be cashed at the bank the checks are payable  through or the Fund's  custodian bank.

     o  Checkwriting  privileges  are not available for accounts  holding shares that are subject to a contingent deferred sales charge.

     o Checks must be written for at least $500. Checks written below the stated
     amount on the check will not be  accepted.  However,  if you have  existing checks  indicating  a $100  minimum,  you may still use them for amounts of
     $100 or more.

     o Checks  cannot be paid if they are  written  for more  than your  account value. Remember,  your shares fluctuate in value and you should not write a check close to the total account value.

     o You may not write a check that would  require  the Fund to redeem  shares that were  purchased  by check or Asset  Builder Plan  payments  within the prior 10 days.

     o Don't use your checks if you changed your Fund account number,  until you receive new checks.

HOW DO you SELL SHARES BY MAIL? Write a letter of instruction that includes:

     o Your name,

     o The Fund's name,

     o Your Fund account number (from your account statement),

     o The dollar amount or number of shares to be redeemed,

     o Any special payment instructions,

     o Any share certificates for the shares you are selling,

     o The  signatures  of all  registered  owners  exactly  as the  account  is registered, and

     o Any special  documents  requested by the Transfer  Agent to assure proper authorization of the person

     asking to sell the shares.

Use the following address for                Send courier or express mail
requests by mail:                            requests to:
OppenheimerFunds Services                    OppenheimerFunds Services
P.O. Box 5270                                10200 E. Girard Avenue, Building D
Denver, Colorado 80217                       Denver, Colorado 80231

     HOW DO you SELL SHARES BY TELEPHONE?  You and your dealer representative of record may also sell your shares by  telephone.  To receive the  redemption price  calculated on a particular  regular  business day, your call must be received by the Transfer Agent by the close of the Exchange that day, which is normally 4:00 P.M.,  but may be earlier on some days. You may not redeem shares  held in an  OppenheimerFunds-sponsored  qualified  retirement  plan account or under a share certificate by telephone.

     o To redeem shares through a service  representative  or  automatically  on
     PhoneLink,  call  1.800.225.5677.  Whichever method you use, you may have a check sent to the address on the account statement,  or, if you have linked your Fund  account to your bank  account on  AccountLink,  you may have the proceeds sent to that bank account.

     Are There Limits on Amounts Redeemed by Telephone?

     Telephone  Redemptions  Paid by Check.  Up to  $100,000  may be redeemed by telephone in any seven-day period.  The check must be payable to all owners of record of the  shares  and must be sent to the  address  on the  account statement.  This  service is not  available  within 30 days of changing the address on an account.

     Telephone  Redemptions  Through AccountLink or by Wire. There are no dollar limits on telephone  redemption  proceeds sent to a bank account designated when you establish  AccountLink.  Normally the ACH transfer to your bank is initiated  on the  business  day after the  redemption.  You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

     If you have requested  Federal Funds wire privileges for your account,  the wire of the  redemption  proceeds will normally be  transmitted on the next bank  business day after the shares are  redeemed.  There is a  possibility that the wire may be  delayed  up to seven  days to enable the Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the  proceeds  of  shares  that  have  been  redeemed  and are  awaiting transmittal by wire.

     CAN  YOU  SELL  SHARES  THROUGH  your  DEALER?  The  Distributor  has  made arrangements  to repurchase  Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. If your shares are held in the name of your  dealer,  you must redeem them  through your dealer.

     HOW CONTINGENT DEFERRED SALES CHARGES AFFECT  REDEMPTIONS.  If you purchase shares  subject  to a Class  A,  Class  B,  Class C or  Class N  contingent deferred  sales charge and redeem any of those shares during the applicable holding  period  for the class of shares,  the  contingent  deferred  sales charge  will be  deducted  from the  redemption  proceeds  (unless  you are eligible for a waiver of that sales charge based on the  categories  listed in Appendix C to the Statement of Additional Information and you advise the
     Transfer  Agent of your  eligibility  for the  waiver  when you place  your redemption request.)

     A contingent  deferred  sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. A contingent deferred sales charge is not imposed on:

     o the amount of your account value  represented by an increase in net asset value over the initial purchase price,

     o shares  purchased  by the  reinvestment  of  dividends  or capital  gains distributions, or

     o shares redeemed in the special circumstances described in Appendix C to the Statement of Additional Information.

     To  determine  whether a  contingent  deferred  sales  charge  applies to a redemption, the Fund redeems shares in the following order:

          1. shares  acquired by  reinvestment  of dividends  and capital  gains distributions,

          2. shares held for the holding period that applies to the class, and

          3. shares held the longest during the holding period.

     Contingent  deferred sales charges are not charged when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange them within the  applicable  contingent  deferred sales charge  holding  period,  the holding period will carry over to the fund whose shares you acquire.  Similarly, if you acquire shares of this Fund by exchanging  shares of another  Oppenheimer fund that are still  subject  to a  contingent  deferred  sales  charge  holding period, that holding period will carry over to this Fund.

How to Exchange Shares

To exchange shares, you must meet several conditions:

          o Shares of the fund  selected for exchange must be available for sale in your state of residence.

          o The prospectuses of both funds must offer the exchange privilege.

          o You must hold the shares you buy when you establish your account for at least seven days before you can

          exchange them.  After the account is open seven days, you can exchange shares any regular business day.

          o You must meet the minimum  purchase  requirements for the fund whose shares you purchase by exchange.

          o  Before  exchanging  into a fund,  you  must  obtain  and  read  its prospectus.

     Shares of a particular  class of the Fund may be exchanged  only for shares of the same class in the other Oppenheimer funds. For example,  you can exchange
Class A shares of this Fund only for  Class A shares of  another  fund.  In some cases, sales charges may be imposed on exchange transactions.  For tax purposes, exchanges  of  shares  involve  a sale of the  shares  of the fund you own and a purchase of the shares of the other fund,  which may result in a capital gain or loss.  Please refer to "How to Exchange  Shares" in the  Statement of Additional
Information for more details.

     You can find a list of Oppenheimer funds currently  available for exchanges in the  Statement of Additional  Information  or obtain one by calling a service representative at 1.800.225.5677. That list can change from time to time.

          HOW DO you SUBMIT  EXCHANGE  REQUESTS?  Exchanges  may be requested in writing or by telephone:

               Written Exchange Requests.  Submit an  OppenheimerFunds  Exchange
               Request form, signed by all owners of the account. Send it to the
               Transfer  Agent at the  address on the back cover.  Exchanges  of shares held under  certificates  cannot be  processed  unless the
               Transfer Agent receives the certificates with the request.

               Telephone Exchange  Requests.  Telephone exchange requests may be made  either  by  calling a  service  representative  or by using
               PhoneLink  for  automated  exchanges  by calling  1.800.225.5677.
               Telephone  exchanges  may be made only between  accounts that are registered  with the same name(s) and address.  Shares held under certificates may not be exchanged by telephone.

               ARE THERE  LIMITATIONS ON EXCHANGES?  There are certain  exchange policies you should be aware of:

               o Shares are redeemed  from one fund and are  normally  purchased from the other fund in the same  transaction  on the same regular business day on which the Transfer  Agent or its agent (such as a financial  intermediary  holding  the  investor's  shares  in  an omnibus  account)  receives an exchange  request that conforms to the policies described above. It must be received by the close of
               The New York Stock Exchange that day, which is normally 4:00 P.M.
               but may be earlier on some days. The Transfer Agent may delay the reinvestment  of the  proceeds of an exchange up to seven days if it determines in its  discretion  that an earlier  transmittal of
               the   redemption   proceeds  to  the  receiving   fund  would  be
               detrimental to the Fund from which the exchange is made or to the receiving fund.

               o The interests of the Fund's shareholders and the Fund's ability to manage its  investments  may be  adversely  affected  when its shares are repeatedly  exchanged over the short term.  When large dollar  amounts are involved,  the Fund's  implementation  of its investment  strategies  may be  negatively  affected  or the Fund might  have to raise  or  retain  more  cash  than the  portfolio manager would normally retain, to meet unanticipated redemptions.
               Frequent  exchange  activity  also  may  force  the  Fund to sell portfolio  securities at disadvantageous  times to raise the cash needed to meet those exchange requests.  These factors might hurt the Fund's performance. When the Transfer Agent in its discretion believes  frequent  trading  activity  by any  person,  group  or account would have a disruptive  effect on the Fund's  ability to manage  its  investments,  the Fund and the  Transfer  Agent  may reject  purchase  orders  and/or  exchanges  into the  Fund.  The history  of  exchange  activity  in  all  accounts  known  by the
               Transfer Agent to be under common ownership or control within the
               Oppenheimer  funds  complex  may be  considered  by the  Transfer
               Agent,  with  respect to the review of exchanges  involving  this
               Fund as part of the  Transfer  Agent's  procedures  to detect and deter excessive exchange activity.  The Transfer Agent may permit exchanges  that it believes in the  exercise of its  judgment are not  disruptive.  The Transfer  Agent might not be able to detect frequent exchange activity  conducted by the underlying owners of shares held in omnibus accounts,  and therefore might not be able to  effectively  prevent  frequent  exchange  activity  in  those accounts.  There  is  no  guarantee  that  the  Transfer  Agent's controls and procedures will be successful to identify  investors who engage in  excessive  trading  activity  or to  curtail  that activity.

               As  stated   above,   the  Fund  permits   dealers  or  financial
               intermediaries  to submit  exchange  requests  on behalf of their customers  (unless the customer has revoked that authority).  The
               Manager,   the   Distributor   and/or  the  Transfer  Agent  have
               agreements with a limited number of broker-dealers and investment advisers  permitting  them to submit  exchange  orders in bulk on behalf of their clients,  provided that those  broker-dealers  or advisers agree to restrictions on their exchange  activity (which are more  stringent  than the  restrictions  that  apply to other shareholders).  Those  restrictions  include  limitations  on the funds  available for exchanges,  the  requirement to give advance notice of  exchanges  to the  Transfer  Agent,  and limits on the amount of client  assets  that may be  invested  in a  particular fund. The Fund and its Transfer Agent may restrict or refuse bulk exchange requests submitted by a financial intermediary on behalf of  a  large  number  of  accounts  (including  pursuant  to  the
               arrangements   described  above)  if,  in  the  Transfer  Agent's
               judgment  exercised in its  discretion,  those exchanges would be disruptive to either fund in the exchange transaction.

               o The Fund may amend, suspend or terminate the exchange privilege at any  time.  The Fund may  refuse  any  exchange  order  and is currently  not obligated to provide  notice  before  rejecting an exchange order.

               o If the  Transfer  Agent  cannot  exchange  all the  shares  you request  because of a  restriction  cited above,  only the shares eligible for exchange will be exchanged.

               o Frequent  purchases  and  redemptions  of the Fund's  shares by funds of funds that invest in the Fund and periodically re-adjust the amount of their  investment  pursuant  to asset  reallocation programs  (described in their prospectuses) may also increase the
               Fund's portfolio  turnover and resulting  transaction  costs. The
               Board of Trustees of the Fund considered the possible  effects of those  transactions  when it permitted  these asset  reallocation arrangements. Please refer to "How To Buy Shares - Investments By
               Funds of Funds" for more information.

Shareholder Account Rules and Policies

               More  information  about the Fund's  policies and  procedures for buying,  selling  and  exchanging  shares  is  contained  in  the
               Statement of Additional Information.

               A $12  annual  "Minimum  Balance  Fee" is  assessed  on each Fund account with a value of less than $500. The fee is  automatically deducted from each applicable  Fund account  annually on or about the second to last "regular  business day" of September.  See the
               Statement of Additional  Information  (shareholders may visit the
               OppenheimerFunds website) to learn how you can avoid this fee and for circumstances under which this fee will not be assessed.

               The  offering  of shares  may be  suspended  during any period in which the determination of net asset value is suspended,  and the offering  may be  suspended  by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

               Telephone  transaction  privileges for purchases,  redemptions or exchanges may be modified, suspended or terminated by the Fund at any  time.  The Fund  will  provide  you  notice  whenever  it is required to do so by applicable  law. If an account has more than one  owner,  the  Fund  and the  Transfer  Agent  may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer  representative of record for the  account  unless the  Transfer  Agent  receives  cancellation instructions from an owner of the account.

               The Transfer Agent will record any telephone calls to verify data concerning  transactions  and has  adopted  other  procedures  to confirm that  telephone  instructions  are genuine,  by requiring callers to provide tax  identification  numbers and other account data or by using PINs,  and by confirming  such  transactions  in writing.  The Transfer  Agent and the Fund will not be liable for
               losses  or  expenses   arising  out  of  telephone   instructions
               reasonably believed to be genuine.

               Redemption  or transfer  requests  will not be honored  until the
               Transfer  Agent  receives all required  documents in proper form.
               From time to time, the Transfer Agent in its discretion may waive certain  of the  requirements  for  redemptions  stated  in  this
               Prospectus.

               Dealers that perform  account  transactions  for their clients by participating  in  NETWORKING  through  the  National  Securities
               Clearing Corporation are responsible for obtaining their clients'
               permission to perform those transactions,  and are responsible to their  clients  who are  shareholders  of the Fund if the  dealer performs any transaction erroneously or improperly.

               The redemption price for shares will vary from day to day because the value of the securities in the Fund's  portfolio  fluctuates.
               The  redemption  price,  which is the net asset  value per share, will  normally  differ for each class of shares.  The  redemption value of your  shares  may be more or less  than  their  original cost.

               Payment for redeemed  shares  ordinarily  is made in cash.  It is forwarded by check,  or through  AccountLink  or by Federal Funds wire (as elected by the shareholder)  within seven days after the
               Transfer Agent receives  redemption  instructions in proper form.
               However, under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. For accounts registered in the name of a broker-dealer,  payment will
               normally  be   forwarded   within  three   business   days  after
               redemption.

               The Transfer  Agent may delay  processing  any type of redemption payment as  described  under "How to Sell  Shares"  for  recently purchased  shares,  but  only  until  the  purchase  payment  has cleared.  That  delay may be as much as 10 days from the date the shares were purchased.  That delay may be avoided if you purchase shares by Federal Funds wire or certified  check, or arrange with your  bank to  provide  telephone  or  written  assurance  to the
               Transfer Agent that your purchase payment has cleared.

               Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $500 for reasons other than the fact that the  market  value of shares has  dropped.  In some
               cases,   involuntary   redemptions  may  be  made  to  repay  the
               Distributor  for losses from the  cancellation  of share purchase orders.

               Shares may be  "redeemed  in kind"  under  unusual  circumstances
               (such as a lack of  liquidity  in the  Fund's  portfolio  to meet redemptions).  This means that the  redemption  proceeds  will be paid with liquid  securities  from the Fund's  portfolio.  If the
               Fund redeems your shares in kind, you may bear transaction  costs and will bear market risks until such time as such securities are converted into cash.

               Federal  regulations  may  require  the Fund to obtain your name, your  date of birth  (for a  natural  person),  your  residential street  address or  principal  place of business  and your Social
               Security  Number,   Employer   Identification   Number  or  other
               government  issued  identification  when  you  open  an  account.
               Additional  information may be required in certain  circumstances or to open corporate accounts. The Fund or the Transfer Agent may use this information to attempt to verify your identity. The Fund may  not be  able  to  establish  an  account  if  the  necessary information  is not  received.  The Fund may also place limits on account  transactions while it is in the process of attempting to verify  your  identity.  Additionally,  if the Fund is  unable to verify your identity after your account is established,  the Fund may be required to redeem your shares and close your account.

               "Backup withholding" of federal income tax may be applied against
               taxable   dividends,   distributions   and  redemption   proceeds
               (including  exchanges)  if you  fail to  furnish  the  Fund  your correct,  certified  Social  Security or Employer  Identification
               Number  when you sign your  application,  or if you  under-report your income to the Internal Revenue Service.

               To avoid sending duplicate copies of materials to households, the
               Fund  will  mail  only one copy of each  prospectus,  annual  and semi-annual report and annual notice of the Fund's privacy policy to  shareholders  having  the same last name and  address  on the
               Fund's  records.  The  consolidation  of these  mailings,  called householding, benefits the Fund through reduced mailing expense.

               If you want to receive  multiple copies of these  materials,  you may  call the  Transfer  Agent  at  1.800.225.5677.  You may also notify  the  Transfer  Agent in  writing.  Individual  copies  of prospectuses,  reports  and privacy  notices  will be sent to you commencing  within 30 days after the Transfer Agent receives your request to stop householding.

Dividends, Capital Gains and Taxes

               DIVIDENDS.  The Fund intends to declare dividends  separately for each class of shares from net  investment  income on each regular business day and to pay those dividends to  shareholders  monthly on a date selected by the Board of Trustees.  The amount of those dividends may vary over time, depending on market conditions, the composition  of the Fund's  portfolio,  and expenses borne by the particular class of shares.  Daily dividends will not be declared or  paid  on  newly-purchased  shares  until  Federal  Funds  are available to the Fund from the  purchase  payment for the shares.
               Dividends  and  distributions  paid on Class A and Class Y shares will  generally be higher than dividends for Class B, Class C and
               Class N shares,  which normally have higher expenses than Class A and  Class Y. The Fund  has no  fixed  dividend  rate and  cannot guarantee that it will pay any dividends or distributions.

               Capital Gains.  The Fund may realize capital gains on the sale of portfolio  securities.  If it does, it may make distributions out of any net  short-term or long-term  capital gains in December of each  year.  The  Fund  may make  supplemental  distributions  of dividends and capital gains following the end of its fiscal year.
               There  can be no  assurance  that the Fund  will pay any  capital gains distributions in a particular year.

               WHAT CHOICES DO YOU HAVE FOR  RECEIVING  DISTRIBUTIONS?  When you
               open your account,  specify on your  application  how you want to receive your dividends and distributions. You have four options:

               Reinvest All Distributions in the Fund. You can elect to reinvest all  dividends  and capital  gains  distributions  in  additional shares of the Fund.

               Reinvest  Dividends or Capital  Gains.  You can elect to reinvest
               some  distributions  (dividends,   short-term  capital  gains  or
               long-term   capital  gains   distributions)  in  the  Fund  while
               receiving  the other  types of  distributions  by check or having them sent to your bank account through AccountLink.

               Receive  All  Distributions  in Cash.  You can elect to receive a check for all dividends and capital gains  distributions  or have them sent to your bank through AccountLink.

               Reinvest Your Distributions in Another OppenheimerFunds  Account.
               You can reinvest all distributions in the same class of shares of another OppenheimerFunds account you have established.

               TAXES.  If your shares are not held in a tax-deferred  retirement account, you should be aware of the following tax implications of investing  in the Fund.  Distributions  are  subject  to  federal income tax and may be subject to state or local taxes.  Dividends paid from short-term  capital gains and net investment income are taxable as ordinary income.  Long-term  capital gains are taxable as long-term  capital gains when distributed to shareholders.  It does not matter how long you have held your  shares.  Whether you reinvest your  distributions in additional shares or take them in cash, the tax treatment is the same.

     Mutual  fund   distributions  of  interest  income  from  U.S.   government
securities  are  generally  free from  state and local  income  taxes.  However, particular states may limit that benefit, and some types of securities,  such as repurchase  agreements  and  asset-backed  securities,  may not qualify for that benefit.

     Every  year the Fund  will  send you and the IRS a  statement  showing  the amount of any taxable  distribution  you  received  in the  previous  year.  Any long-term capital gains will be separately identified in the tax information the
Fund sends you after the end of the calendar year.

     The Fund intends each year to qualify as a "regulated  investment  company"
under the Internal  Revenue  Code,  but  reserves  the right not to qualify.  It qualified  during its last fiscal  year.  The Fund,  as a  regulated  investment company,  will not be  subject  to Federal  income  taxes on any of its  income, provided that it satisfies  certain  income,  diversification  and  distribution requirements.

Avoid  "Buying a  Distribution."  If you buy  shares on or just  before the Fund declares  a  capital  gains  distribution,  you will pay the full  price for the shares and then receive a portion of the price back as a taxable capital gain.

Remember,  There May be Taxes on  Transactions.  Because the Fund's share prices fluctuate,  you may have a capital  gain or loss when you sell or exchange  your shares. A capital gain or loss is the difference  between the price you paid for the shares and the price you  received  when you sold them.  Any capital gain is subject to capital gains tax.

Returns of Capital Can Occur. In certain cases,  distributions  made by the Fund may be  considered  a  non-taxable  return of capital to  shareholders.  If that occurs, it will be identified in notices to shareholders.

     This   information  is  only  a  summary  of  certain  federal  income  tax information  about your  investment.  You should  consult  with your tax advisor about the effect of an investment in the Fund on your particular tax situation.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A      YEAR ENDED SEPTEMBER 30,                   2004              2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     4.08        $     3.64      $     3.72      $     4.18      $     4.33
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .20               .26             .32             .36             .43
Net realized and unrealized gain (loss)                  .15               .43            (.08)           (.43)           (.17)
                                                  -------------------------------------------------------------------------------
Total from investment operations                         .35               .69             .24            (.07)            .26
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.20)             (.25)           (.30)           (.26)           (.41)
Tax return of capital distribution                        --                --            (.02)           (.13)             --
                                                  -------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (.20)             (.25)           (.32)           (.39)           (.41)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     4.23        $     4.08      $     3.64      $     3.72      $     4.18
                                                  ===============================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                      8.73%            19.59%           6.63%          (1.79)%          6.18%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $4,117,666        $3,873,018      $3,202,825      $3,186,441      $3,431,763
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $4,025,554        $3,521,307      $3,263,490      $3,349,859      $3,517,517
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                   4.69%             6.60%           7.91%           8.90%           9.98%
Total expenses                                          0.95% 3,4         0.95% 3         1.01% 3         0.93% 3         0.95% 3
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   90% 5            104%            117%            209%            136%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

4. Voluntary waiver of transfer agent fees less than 0.01%.

5. The portfolio turnover rate excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of
$5,593,936,243 and $5,563,251,032, respectively.

                     33 | OPPENHEIMER STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS B      YEAR ENDED SEPTEMBER 30,                   2004              2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     4.10        $     3.66      $     3.73      $     4.19      $     4.34
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .16               .22             .28             .33             .39
Net realized and unrealized gain (loss)                  .15               .44            (.05)           (.43)           (.17)
                                                  -------------------------------------------------------------------------------
Total from investment operations                         .31               .66             .23            (.10)            .22
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.17)             (.22)           (.28)           (.24)           (.37)
Tax return of capital distribution                        --                --            (.02)           (.12)             --
                                                  -------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (.17)             (.22)           (.30)           (.36)           (.37)
---------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                    $     4.24        $     4.10      $     3.66      $     3.73      $     4.19
                                                  ===============================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                      7.66%            18.62%           6.11%          (2.53)%          5.37%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $1,163,555        $1,686,295      $1,847,182      $2,186,638      $2,581,391
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $1,424,322        $1,757,152      $2,056,449      $2,394,886      $2,907,627
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                   4.16%             5.92%           7.22%           8.14%           9.01%
Total expenses                                          1.69% 3,4         1.68% 3         1.75% 3         1.68% 3         1.71% 3
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   90% 5            104%            117%            209%            136%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

4. Voluntary waiver of transfer agent fees less than 0.01%.

5. The portfolio turnover rate excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of
$5,593,936,243 and $5,563,251,032, respectively.

                     34 | OPPENHEIMER STRATEGIC INCOME FUND

CLASS C      YEAR ENDED SEPTEMBER 30,                   2004              2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     4.07        $     3.64      $     3.71      $     4.17      $     4.32
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .17               .23             .29             .33             .39
Net realized and unrealized gain (loss)                  .15               .42            (.06)           (.43)           (.17)
                                                  -------------------------------------------------------------------------------
Total from investment operations                         .32               .65             .23            (.10)            .22
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.17)             (.22)           (.28)           (.24)           (.37)
Tax return of capital distribution                        --                --            (.02)           (.12)             --
                                                  -------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (.17)             (.22)           (.30)           (.36)           (.37)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     4.22        $     4.07      $     3.64      $     3.71      $     4.17
                                                  ===============================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                      7.95%            18.45%           6.15%          (2.54)%          5.39%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $  710,085        $  698,196      $  568,487      $  553,399      $  548,332
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  716,206        $  623,598      $  571,292      $  554,279      $  568,742
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                   4.06%             5.85%           7.15%           8.15%           9.21%
Total expenses                                          1.69% 3,4         1.69% 3         1.75% 3         1.68% 3         1.71% 3
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   90% 5            104%            117%            209%            136%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

4. Voluntary waiver of transfer agent fees less than 0.01%.

5. The portfolio turnover rate excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of
$5,593,936,243 and $5,563,251,032, respectively.

                     35 | OPPENHEIMER STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS N      YEAR ENDED SEPTEMBER 30,                   2004              2003            2002          2001 1
-----------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     4.08        $     3.65      $     3.72      $     4.13
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .17               .25             .30             .22
Net realized and unrealized gain (loss)                  .16               .42            (.05)           (.41)
                                                  ---------------------------------------------------------------
Total from investment operations                         .33               .67             .25            (.19)
-----------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.18)             (.24)           (.30)           (.15)
Tax return of capital distribution                        --                --            (.02)           (.07)
                                                  ---------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (.18)             (.24)           (.32)           (.22)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     4.23        $     4.08      $     3.65      $     3.72
                                                  ===============================================================

-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      8.28%            18.82%           6.70%          (4.61)%
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $   52,969        $   30,110      $   15,508      $    3,215
-----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $   40,043        $   22,627      $    8,954      $    1,348
-----------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                   4.19%             6.08%           7.07%           9.74%
Total expenses                                          1.38% 4,5         1.34% 4         1.22% 4         0.98% 4
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   90% 6            104%            117%            209%

1. For the period from March 1, 2001 (inception of offering) to September 30,
2001.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

6. The portfolio turnover rate excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of
$5,593,936,243 and $5,563,251,032, respectively.

                     36 | OPPENHEIMER STRATEGIC INCOME FUND

CLASS Y      YEAR ENDED SEPTEMBER 30,                   2004              2003            2002            2001            2000
--------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     4.07        $     3.64      $     3.71      $     4.17      $     4.32
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .21               .26             .32             .36             .46
Net realized and unrealized gain (loss)                  .14               .42            (.06)           (.42)           (.19)
                                                  ------------------------------------------------------------------------------
Total from investment operations                         .35               .68             .26            (.06)            .27
--------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.20)             (.25)           (.31)           (.26)           (.42)
Tax return of capital distribution                        --                --            (.02)           (.14)             --
                                                  ------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (.20)             (.25)           (.33)           (.40)           (.42)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     4.22        $     4.07      $     3.64      $     3.71      $     4.17
                                                  ==============================================================================

--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                      8.80%            19.33%           7.06%          (1.58)%          6.55%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $  150,699        $  240,296      $  152,767      $  103,858      $   75,748
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  213,632        $  194,308      $  127,992      $   94,400      $   57,127
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                   4.80%             6.57%           7.86%           9.09%          11.39%
Total expenses                                          1.29%             1.41%           1.74%           1.35%           0.83%
Expenses after payments and waivers
and reduction to custodian expenses                     0.90%             0.91%           0.90%           0.78%            N/A 3
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   90% 4            104%            117%            209%            136%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

4. The portfolio turnover rate excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of
$5,593,936,243 and $5,563,251,032, respectively.

The Financial  Highlights  Table is presented to help you  understand the Fund's financial  performance  for the past  five  fiscal  years.  Certain  information reflects  financial  results for a single Fund share.  The total  returns in the table  represent  the rate that an  investor  would have  earned (or lost) on an
investment   in  the  Fund   (assuming   reinvestment   of  all   dividends  and
distributions).  This information has been audited by Deloitte & Touche LLP, the
Fund's independent  registered public accounting firm, whose report,  along with the Fund's  financial  statements,  is included in the  Statement of  Additional
Information, which is available upon request.

INFORMATION AND SERVICES

For More Information on Oppenheimer Strategic Income Fund

The following additional  information about the Fund is available without charge upon request:

STATEMENT  OF  ADDITIONAL   INFORMATION.   This  document  includes   additional
information about the Fund's investment policies,  risks, and operations.  It is incorporated by reference into this  Prospectus  (which means it is legally part of this Prospectus).

ANNUAL  AND  SEMI-ANNUAL  REPORTS.   Additional  information  about  the  Fund's
investments  and  performance is available in the Fund's Annual and  Semi-Annual
Reports to  shareholders.  The Annual  Report  includes a  discussion  of market conditions  and investment  strategies  that  significantly  affected the Fund's performance during its last fiscal year.

How to Get  More  Information  You  can  request  the  Statement  of  Additional
Information,  the Annual and  Semi-Annual  Reports,  the notice  explaining  the
Fund's privacy policy and other information about the Fund or your account:

By Telephone:                      Call OppenheimerFunds Services toll-free:

                                   1.800.525.7048

By Mail:                           Write to:
                                   OppenheimerFunds Services
                                   P.O. Box 5270
                                   Denver, Colorado 80217-5270

On the Internet:

You can  send us a  request  by  e-mail  or read or  download  documents  on the
OppenheimerFunds website: www.oppenheimerfunds.com

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public  Reference Room in  Washington,  D.C.
Information  on the  operation of the Public  Reference  Room may be obtained by calling the SEC at 1.202.942.8090.  Reports and other information about the Fund
are  available  on  the  EDGAR  database  on  the  SEC's  Internet   website  at
www.sec.gov.  Copies  may be  obtained  after  payment of a  duplicating  fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section,  Washington,  D.C. 20549-0102. No one has
been  authorized  to  provide  any  information  about  the  Fund or to make any representations  about the Fund other than what is contained in this Prospectus.
This  Prospectus is not an offer to sell shares of the Fund,  nor a solicitation of an offer to buy  shares  of the  Fund,  to any  person  in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's shares are distributed by:  [logo] OppenheimerFunds Distributor, Inc.
The Fund's SEC File No.: 811-5724
PR0230.001.1104
Printed on recycled paper

                                             Appendix to Prospectus of
                                         Oppenheimer Strategic Income Fund

     Graphic material included in the Prospectus of Oppenheimer Strategic Income
Fund  under the  heading  "Annual  Total  Returns  (Class  A)(% as of 12/31 each year)":

     A bar chart will be included in the  Prospectus  of  Oppenheimer  Strategic
Income Fund (the "Fund")  depicting the annual total  returns of a  hypothetical investment  in  Class A shares  of the  Fund  for each of the past ten  calendar years,  without  deducting sales charges.  Set forth below are the relevant data points that will appear in the bar chart:

Calendar                            Annual
Year Ended                          Total Returns

12/31/94                            -4.45%
12/31/95                            15.38%
12/31/96                            12.59%
12/31/97                            8.36%
12/31/98                            1.67%
12/31/99                            4.04%
12/31/00                            2.21%
12/31/01                            3.52%
12/31/02                            6.85%
12/31/03                            19.60%

Microsoft Word 10.0.5522;
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Oppenheimer Strategic Income Fund

6803 South Tucson Way, Centennial, Colorado 80112-3924
1.800.CALL OPP (225.5677)

Statement of Additional Information dated November 29, 2004

     This Statement of Additional Information is not a Prospectus. This document contains  additional  information about the Fund and supplements  information in the Prospectus  dated November 24, 2004, as  supplemented  from time to time. It should be read together with the  Prospectus.  You can obtain the  Prospectus by writing to the Fund's Transfer  Agent,  OppenheimerFunds  Services,  at P.O. Box
5270, Denver,  Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above,  or by  downloading  it from the  OppenheimerFunds  Internet website at www.oppenheimerfunds.com.

Contents
                                                                          Page
About the Fund

About Your Account

Financial Information About the Fund

A B O U T  T H E  F U N D

Additional Information About the Fund's Investment Policies and Risks

The investment  objective,  the principal investment policies and the main risks of the Fund are  described  in the  Prospectus.  This  Statement  of  Additional
Information contains supplemental information about those policies and risks and the types of securities that the Fund's  investment  Manager,  OppenheimerFunds,
Inc., can select for the Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.

The Fund's Investment Policies.  The composition of the Fund's portfolio and the techniques  and  strategies  that the  Manager  may use in  selecting  portfolio securities  will  vary over  time.  The Fund is not  required  to use all of the investment techniques and strategies described below in seeking its goal. It may use some of the  investment  techniques  and  strategies at some times or not at all.

     In selecting securities for the Fund's portfolio, the Manager evaluates the merits of  particular  securities  primarily  through  the  exercise  of its own investment analysis. That process may include, among other things, evaluation of the  issuer's  historical  operations,  prospects  for the industry of which the
issuer  is  part,  the  issuer's  financial   condition,   its  pending  product
developments and business (and those of its competitors),  the effect of general market  and  economic  conditions  on the  issuer's  business,  and  legislative proposals that might affect the issuer.

     Additionally,  in analyzing a particular  issuer,  the Manager may consider the trading  activity in the issuer's  securities,  present and anticipated cash flow,  estimated  current  value of its assets in relation  to their  historical cost,  the issuer's  experience  and  managerial  expertise,  responsiveness  to changes in interest  rates and business  conditions,  debt  maturity  schedules, current  and future  borrowing  requirements,  and any  change in the  financial condition  of an issuer and the issuer's  continuing  ability to meet its future obligations.  The  Manager  also may  consider  anticipated  changes in business conditions,  levels of interest rates of bonds as contrasted with levels of cash dividends,  industry and regional prospects,  the availability of new investment opportunities  and the general  economic,  legislative and monetary  outlook for specific industries, the nation and the world.

     |X| Foreign Securities. The Fund expects to have substantial investments in foreign  securities.  For the most part, these will be debt securities issued or guaranteed  by foreign  companies  or  governments,  including  "supra-national"
entities.  "Foreign  securities" include equity and debt securities of companies organized  under the laws of  countries  other than the  United  States and debt securities issued or guaranteed by governments other than the U.S. government or by foreign  supra-national  entities.  They also include securities of companies
(including  those that are located in the U.S. or organized under U.S. law) that
derive  a  significant   portion  of  their  revenue  or  profits  from  foreign
businesses,  investments or sales,  or that have a significant  portion of their assets  abroad.  They may be traded on foreign  securities  exchanges  or in the foreign over-the-counter markets.

     The  percentage  of the Fund's  assets  that will be  allocated  to foreign securities  will vary over time depending on a number of factors.  Those factors may include the relative yields of foreign and U.S. securities, the economies of foreign countries,  the condition of a country's financial markets, the interest rate climate of particular  foreign countries and the relationship of particular foreign currencies to the U.S. dollar. The Manager analyzes fundamental economic criteria  (for  example,  relative  inflation  levels and  trends,  growth  rate forecasts,  balance  of  payments  status,  and  economic  policies)  as well as technical and political data.

     Securities of foreign issuers that are  represented by American  Depository
Receipts or that are listed on a U.S.  securities exchange or traded in the U.S.
over-the-counter markets are not considered "foreign securities" for the purpose of the Fund's  investment  allocations,  because they are not subject to many of the special  considerations  and risks,  discussed below,  that apply to foreign securities traded and held abroad.

     Because the Fund may purchase securities denominated in foreign currencies, a change in the value of such  foreign  currency  against  the U.S.  dollar will result  in a  change  in the  amount  of  income  the  Fund  has  available  for distribution.  Because a portion of the Fund's investment income may be received in foreign  currencies,  the Fund will be required to compute its income in U.S.
dollars for distribution to shareholders, and therefore the Fund will absorb the cost of currency fluctuations. After the Fund has distributed income, subsequent foreign currency losses may result in the Fund's having  distributed more income in a particular fiscal period than was available from investment  income,  which could result in a return of capital to shareholders.

     Investing in foreign  securities  offers  potential  benefits not available from  investing  solely in  securities  of domestic  issuers.  They  include the opportunity  to invest in  foreign  issuers  that  appear to offer  high  income potential,  or in foreign  countries with economic  policies or business  cycles different from those of the U.S., or to reduce  fluctuations  in portfolio value by taking advantage of foreign  securities  markets that do not move in a manner parallel to U.S. markets. The Fund will hold foreign currency only in connection with the purchase or sale of foreign securities.

     o Foreign Debt Obligations. The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government.  The  Fund  may buy  securities  issued  by  certain  supra-national entities,  which  include  entities  designated or supported by  governments  to
promote   economic   reconstruction   or  development,   international   banking
organizations and related  government  agencies.  Examples are the International
Bank for Reconstruction and Development  (commonly called the "World Bank"), the
Asian Development bank and the Inter-American Development Bank.

     The   governmental   members   of   these   supra-national   entities   are
"stockholders" that typically make capital contributions and may be committed to make  additional  capital  contributions  if the  entity  is unable to repay its borrowings.  A supra-national  entity's  lending  activities may be limited to a percentage  of its  total  capital,  reserves  and net  income.  There can be no assurance that the constituent  foreign  governments will continue to be able or willing to honor their capitalization commitments for those entities.

     The Fund can invest in U.S. dollar-denominated "Brady Bonds." These foreign debt  obligations may be fixed-rate par bonds or  floating-rate  discount bonds.
They are  generally  collateralized  in full as to  repayment  of  principal  at maturity by U.S. Treasury zero-coupon obligations that have the same maturity as the Brady  Bonds.  Brady Bonds can be viewed as having  three or four  valuation components:  (i) the  collateralized  repayment of principal at final  maturity;
(ii) the collateralized interest payments;  (iii) the uncollateralized  interest payments;  and (iv) any  uncollateralized  repayment  of  principal at maturity.
Those uncollateralized amounts constitute what is called the "residual risk."

     If  there  is  a  default  on  collateralized   Brady  Bonds  resulting  in
acceleration  of the payment  obligations of the issuer,  the  zero-coupon  U.S.
Treasury  securities held as collateral for the payment of principal will not be distributed to investors,  nor will those  obligations be sold to distribute the proceeds.  The collateral will be held by the collateral  agent to the scheduled maturity of the  defaulted  Brady Bonds.  The  defaulted  bonds will continue to remain  outstanding,  and the face  amount  of the  collateral  will  equal  the principal  payments  which  would  have then been due on the Brady  Bonds in the normal  course.  Because of the residual  risk of Brady Bonds and the history of defaults with respect to commercial bank loans by public and private entities of
countries   issuing  Brady  Bonds,   Brady  Bonds  are  considered   speculative
investments.

o Risks of  Foreign  Investing.  Investments  in  foreign  securities  may offer special  opportunities  for investing but also present special  additional risks and  considerations  not  typically  associated  with  investments  in  domestic securities. Some of these additional risks are:

o reduction of income by foreign taxes;

o fluctuation in value of foreign  investments  due to changes in currency rates or currency control regulations (for example, currency blockage);

o transaction charges for currency exchange;

o lack of public information about foreign issuers;

     o lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to domestic issuers;

     o less volume on foreign exchanges than on U.S. exchanges;

     o greater  volatility  and less  liquidity  on foreign  markets than in the
     U.S.;

     o less  governmental  regulation of foreign  issuers,  stock  exchanges and brokers than in the U.S.;

     o foreign exchange contracts;

     o greater difficulties in commencing lawsuits;

     o higher brokerage commission rates than in the U.S.;

          o increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities;

          o foreign withholding taxes on interest and dividends;

          o possibilities in some countries of  expropriation,  nationalization, confiscatory taxation,  political,  financial or social instability or adverse diplomatic developments; and

          o  unfavorable  differences  between  the  U.S.  economy  and  foreign economies.

     In the past, U.S.  government policies have discouraged certain investments abroad by U.S.  investors,  through  taxation or other  restrictions,  and it is possible that such restrictions could be re-imposed.

               Passive Foreign Investment Companies. Some securities of
               corporations  domiciled  outside  the  U.S.  which  the  Fund may purchase,  may be considered passive foreign investment companies
               ("PFICs")   under  U.S.  tax  laws.   PFICs  are  those   foreign
               corporations which generate  primarily passive income.  They tend to be growth companies or "start-up"  companies.  For federal tax purposes,  a  corporation  is deemed a PFIC if 75% or more of the foreign corporation's gross income for the income year is passive income or if 50% or more of its assets are assets that produce or are held to produce  passive  income.  Passive  income is further defined as any income to be considered  foreign  personal holding company  income  within  the  subpart  F  provisions  defined  by
               IRCss.954.

     Investing in PFICs involves the risks  associated with investing in foreign securities,  as described above.  There are also the risks that the Fund may not realize  that a foreign  corporation  it  invests in is a PFIC for  federal  tax purposes.  Federal tax laws impose  severe tax penalties for failure to properly report  investment income from PFICs.  Following  industry  standards,  the Fund makes every  effort to ensure  compliance  with  federal tax  reporting of these investments.  PFICs are  considered  foreign  securities for the purposes of the
Fund's minimum  percentage  requirements  or limitations of investing in foreign securities.

               o Special  Risks of Emerging  Markets.  Emerging  and  developing markets abroad may also offer special opportunities for investing but have greater risks than more developed foreign markets,  such as those in Europe,  Canada,  Australia,  New  Zealand and Japan.
               There may be even less liquidity in their securities markets, and settlements  of purchases and sales of securities  may be subject to  additional  delays.  They are  subject  to  greater  risks of limitations on the  repatriation of income and profits because of
               currency   restrictions  imposed  by  local  governments.   Those
               countries  may also be subject  to the risk of greater  political and economic instability, which can greatly affect the volatility of prices of  securities  in those  countries.  The Manager  will consider  these  factors  when  evaluating  securities  in  these markets,  because  the  selection  of  those  securities  must be consistent with the Fund's investment objective.

     |X| Debt Securities. The Fund can invest in a variety of debt securities to seek its objective.  Foreign debt securities are subject to the risks of foreign securities described above. In general,  debt securities are also subject to two additional types of risk: credit risk and interest rate risk.

               o Credit Risks.  Credit risk relates to the ability of the issuer to meet  interest  or  principal  payments or both as they become due. In general,  lower-grade,  higher-yield bonds are subject to credit risk to a greater extent that lower-yield,  higher-quality bonds.

     The Fund's debt  investments can include  high-yield,  non-investment-grade bonds (commonly referred to as "junk bonds").  Investment-grade  bonds are bonds rated at least  "Baa" by Moody's  Investors  Service,  Inc.,  at least  "BBB" by
Standard & Poor's Ratings Group or Duff & Phelps,  Inc., or that have comparable ratings by another nationally-recognized rating organization.

     In making  investments  in debt  securities,  the  Manager may rely to some extent on the ratings of ratings organizations or it may use its own research to evaluate  a  security's  credit-worthiness.  If  securities  the  Fund  buys are unrated,  they are  assigned a rating by the  Manager of  comparable  quality to bonds having similar yield and risk characteristics  within a rating category of a rating organization.

     The Fund does not have investment policies  establishing  specific maturity ranges for the Fund's  investments,  and they may be within any  maturity  range
(short,  medium or long)  depending on the  Manager's  evaluation  of investment opportunities  available within the debt securities markets.  The Fund may shift its investment  focus to securities of longer maturity as interest rates decline and to securities of shorter maturity as interest rates rise.

               o  Interest   Rate  Risk.   Interest  rate  risk  refers  to  the
               fluctuations in value of fixed-income  securities  resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already-issued  fixed-income investments,  and a decline in general  interest rates will tend to increase their value.  In addition,  debt securities with longer maturities,  which tend to
               have  higher   yields,   are  subject  to   potentially   greater
               fluctuations  in  value  from  changes  in  interest  rates  than obligations with shorter maturities.

     While the changes in value of the Fund's  portfolio  securities  after they are  purchased  will be reflected  in the net asset value of the Fund's  shares, those  changes  normally  do not  affect  the  interest  income  paid  by  those securities (unless the security's  interest is paid at a variable rate pegged to particular  interest rate changes).  However,  those price  fluctuations will be reflected in the  valuations  of the  securities,  and  therefore the Fund's net asset values will be affected by those fluctuations.

               o Special Risks of  Lower-Grade  Securities.  The Fund can invest without  limit in  lower-grade  debt  securities,  if the Manager believes  it is  consistent  with the Fund's  objective.  Because
               lower-rated   securities   tend  to  offer  higher   yields  than
               investment grade  securities,  the Fund may invest in lower-grade securities to try to achieve higher income.

     "Lower-grade"  debt  securities  are those rated below  "investment  grade"
which  means they have a rating  lower than "Baa" by Moody's or lower than "BBB"
by  Standard  & Poor's or Duff & Phelps,  or  similar  ratings  by other  rating organizations.  If they are unrated,  and are determined by the Manager to be of comparable  quality to debt securities  rated below investment  grade,  they are considered part of the Fund's portfolio of lower-grade securities.  The Fund can invest in  securities  rated as low as "C" or "D" or which may be in  default at the time the Fund buys them.

     Some of the special  credit risks of  lower-grade  securities are discussed below.  There is a greater risk that the issuer may default on its obligation to pay  interest  or to  repay  principal  than  in the  case of  investment  grade securities. The issuer's low creditworthiness may increase the potential for its insolvency.  An overall  decline in values in the high-yield bond market is also more likely during a period of a general economic downturn. An economic downturn or an  increase  in  interest  rates  could  severely  disrupt  the  market  for high-yield bonds, adversely affecting the values of outstanding bonds as well as the  ability of  issuers  to pay  interest  or repay  principal.  In the case of foreign  high-yield  bonds,  these risks are in addition to the special  risk of foreign  investing  discussed  in  the  Prospectus  and  in  this  Statement  of
Additional Information.

     To the extent they can be converted into stock,  convertible securities may be less subject to some of these risks than  non-convertible  high-yield  bonds, since stock may be more liquid and less affected by some of these risk factors.

     While  securities  rated  "Baa" by Moody's or "BBB" by Standard & Poor's or
Duff & Phelps are  investment  grade and are not  regarded as junk bonds,  those
securities  may  be  subject  to  special  risks,   and  have  some  speculative
characteristics.  Definitions  of the debt  security  ratings  categories of the principal rating  organizations  are included in Appendix A to this Statement of
Additional Information.

               |X| Mortgage-Related Securities.  Mortgage-related securities are a form  of  derivative  investment  collateralized  by  pools  of commercial or residential mortgages.  Pools of mortgage loans are assembled  as  securities  for sale to  investors  by  government agencies  or  instrumentalities  or  by  private  issuers.  These securities include collateralized  mortgage obligations ("CMOs"), mortgage pass-through securities,  stripped mortgage pass-through securities, interests in real estate mortgage investment conduits
               ("REMICs") and other real estate-related securities.

     Mortgage-related  securities  that are issued or  guaranteed by agencies or instrumentalities  of the U.S.  government  have  relatively  little credit risk
(depending  on the nature of the issuer) but are subject to interest  rate risks
and  prepayment   risks,  as  described  in  the  Prospectus.   Mortgage-related
securities issued by private issuers have greater credit risk.

     As with other debt securities,  the prices of  mortgage-related  securities tend  to  move  inversely  to  changes  in  interest  rates.  The  Fund  can buy mortgage-related  securities  that have  interest  rates that move  inversely to changes in general  interest  rates,  based on a multiple  of a specific  index.
Although the value of a  mortgage-related  security  may decline  when  interest rates rise, the converse is not always the case.

     In periods of declining  interest  rates,  mortgages  are more likely to be prepaid.  Therefore, a mortgage-related  security's maturity can be shortened by unscheduled  prepayments on the underlying mortgages,  and it is not possible to predict  accurately the security's yield. The principal that is returned earlier than  expected may have to be  reinvested  in other  investments  having a lower yield than the  prepaid  security.  As a result,  these  securities  may be less effective as a means of "locking in" attractive  long-term  interest rates,  and they may have less  potential  for  appreciation  during  periods  of  declining interest rates, than conventional bonds with comparable stated maturities.

     Prepayment  risks can lead to  substantial  fluctuations  in the value of a mortgage-related  security.  In turn,  this can  affect  the value of the Fund's shares. If a mortgage-related  security has been purchased at a premium,  all or part of the  premium  the Fund  paid may be lost if  there is a  decline  in the market value of the security, whether that results from interest rate changes or
prepayments   on  the   underlying   mortgages.   In  the   case   of   stripped
mortgage-related securities, if they experience greater rates of prepayment than were  anticipated,  the Fund may fail to recoup its  initial  investment  on the security.

     During  periods  of  rapidly   rising   interest   rates,   prepayments  of
mortgage-related  securities  may occur at slower than  expected  rates.  Slower prepayments  effectively  may lengthen a  mortgage-related  security's  expected maturity.  Generally,  that would cause the value of the  security to  fluctuate more widely in responses to changes in interest rates. If the prepayments on the
Fund's  mortgage-related   securities  were  to  decrease  broadly,  the  Fund's
effective  duration,  and  therefore its  sensitivity  to interest rate changes, would increase.

     As with other debt securities,  the values of  mortgage-related  securities may be affected by changes in the market's perception of the creditworthiness of the entity issuing the securities or guaranteeing them. Their values may also be affected by changes in government regulations and tax policies.

               o Collateralized Mortgage Obligations. CMOs are multi-class bonds
               that  are  backed  by  pools  of   mortgage   loans  or  mortgage
               pass-through certificates. They may be collateralized by:

               (1) pass-through certificates issued or guaranteed by Ginnie Mae,
               Fannie Mae, or Freddie Mac,

               (2)  unsecuritized  mortgage loans insured by the Federal Housing
               Administration  or  guaranteed  by the  Department  of  Veterans'
               Affairs,

               (3) unsecuritized conventional mortgages,

               (4) other mortgage-related securities, or

               (5) any combination of these.

     Each  class of CMO,  referred  to as a  "tranche,"  is issued at a specific coupon rate and has a stated  maturity  or final  distribution  date.  Principal prepayments  on the  underlying  mortgages  may cause the CMO to be retired much earlier than the stated maturity or final  distribution  date. The principal and interest on the underlying  mortgages may be allocated among the several classes of a series of a CMO in  different  ways.  One or more  tranches may have coupon rates that reset  periodically at a specified  increase over an index. These are floating  rate  CMOs,  and  typically  have a cap on the  coupon  rate.  Inverse floating rate CMOs have a coupon rate that moves in the opposite direction of an applicable  index.  The  coupon  rate on these  CMOs will  increase  as  general interest  rates  decrease.  These are usually much more volatile than fixed rate
CMOs or floating rate CMOs.

               o  Forward  Rolls.   The  Fund  can  enter  into  "forward  roll"
               transactions  with respect to  mortgage-related  securities (also referred  to  as  "mortgage  dollar  rolls").  In  this  type  of transaction,  the Fund  sells a  mortgage-related  security  to a buyer and simultaneously  agrees to repurchase a similar security
               (the  same type of  security,  and  having  the same  coupon  and maturity) at a later date at a set price. The securities that are repurchased  will have the same interest  rate as the  securities that are sold, but typically will be  collateralized by different pools of mortgages (with different prepayment histories) than the securities  that  have  been  sold.  Proceeds  from  the sale are
               invested   in   short-term   instruments,   such  as   repurchase
               agreements. The income from those investments, plus the fees from the forward roll transaction,  are expected to generate income to the Fund in excess of the yield on the securities  that have been sold.

     The Fund will only enter into "covered" rolls. To assure its future payment of the purchase  price,  the Fund will identify on its books liquid assets in an amount equal to the payment obligation under the roll.

     These  transactions have risks.  During the period between the sale and the repurchase,  the Fund will not be entitled  to receive  interest  and  principal payments on the  securities  that have been sold. It is possible that the market value of the  securities the Fund sells may decline below the price at which the
Fund is obligated to repurchase securities.

     |X| U.S. Government  Securities.  These are securities issued or guaranteed by the U.S. Treasury or other government agencies or federally-charted corporate entities referred to as "instrumentalities."  The obligations of U.S. government agencies  or  instrumentalities  in which the Fund may  invest may or may not be guaranteed  or  supported  by the "full faith and credit" of the United  States.
"Full  faith and  credit"  means  generally  that the  taxing  power of the U.S.
government is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United
States,  the owner of the security must look  principally  to the agency issuing the  obligation  for  repayment.  The owner  might not be able to assert a claim against the United States if the issuing agency or instrumentality does not meet its commitment.  The Fund will invest in securities of U.S.  government agencies and instrumentalities only if the Manager is satisfied that the credit risk with respect to the agency or instrumentality is minimal.

               o  U.S.  Treasury  Obligations.   These  include  Treasury  bills
               (maturities  of one year or less  when  issued),  Treasury  notes
               (maturities of one to ten years),  and Treasury bonds (maturities of more than ten years).  Treasury  securities  are backed by the full faith and credit of the United States as to timely  payments of interest and repayments of principal. They also can include U.
               S.  Treasury  securities  that have been  "stripped" by a Federal
               Reserve Bank,  zero-coupon  U.S.  Treasury  securities  described below, and Treasury Inflation-Protection Securities ("TIPS").

               o  Treasury  Inflation-Protection  Securities.  The  Fund can buy
               these TIPS,  which are designed to provide an investment  vehicle that is not  vulnerable to  inflation.  The interest rate paid by
               TIPS is fixed.  The principal value rises or falls  semi-annually based on  changes  in the  published  Consumer  Price  Index.  If inflation occurs, the principal and interest payments on TIPS are
               adjusted  to  protect  investors  from   inflationary   loss.  If
               deflation  occurs,  the principal  and interest  payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

               o Obligations Issued or Guaranteed by U.S. Government Agencies or
               Instrumentalities.   These   include   direct   obligations   and
               mortgage-related  securities that have different levels of credit support from the government. Some are supported by the full faith and credit of the U.S.  government,  such as Government  National
               Mortgage Association ("GNMA")  pass-through mortgage certificates
               (called  "Ginnie  Maes").  Some are supported by the right of the
               issuer  to  borrow   from  the  U.S.   Treasury   under   certain
               circumstances,  such as  Federal  National  Mortgage  Association bonds ("Fannie Maes"). Others are supported only by the credit of the entity that issued them,  such as Federal Home Loan  Mortgage
               Corporation obligations ("Freddie Macs").

               |X| U.S.  Government  Mortgage-Related  Securities.  The Fund can
               invest  in a  variety  of  mortgage-related  securities  that are issued by U.S. government agencies or instrumentalities,  some of which are described below.

               o GNMA Certificates. The Government National Mortgage Association
               is a wholly-owned corporate  instrumentality of the United States within  the U.S.  Department  of Housing  and Urban  Development.
               GNMA's    principal    programs   involve   its   guarantees   of
               privately-issued  securities backed by pools of mortgages. Ginnie
               Maes are debt securities representing an interest in one mortgage or a pool of  mortgages  that are insured by the Federal  Housing
               Administration  or the Farmers Home  Administration or guaranteed by the Veterans Administration

     The  Ginnie  Maes in which  the Fund  invests  are of the  "fully  modified pass-through"  type. They provide that the registered holders of the Ginnie Maes will receive  timely  monthly  payments of the pro-rata  share of the  scheduled principal payments on the underlying mortgages, whether or not those amounts are collected  by the  issuers.  Amounts  paid  include,  on a pro rata  basis,  any prepayment  of principal of such  mortgages  and interest  (net of servicing and other  charges) on the aggregate  unpaid  principal  balance of the Ginnie Maes, whether or not the interest on the  underlying  mortgages has been  collected by the issuers.

     The Ginnie Maes  purchased by the Fund are  guaranteed as to timely payment of principal  and interest by GNMA. In giving that  guaranty,  GNMA expects that payments  received  by the  issuers of Ginnie  Maes on account of the  mortgages backing  the Ginnie Maes will be  sufficient  to make the  required  payments of principal of and interest on those Ginnie Maes.  However,  if those payments are insufficient, the guaranty agreements between the issuers of the Ginnie Maes and
GNMA require the issuers to make advances  sufficient  for the payments.  If the issuers fail to make those payments, GNMA will do so.

     Under  Federal  law,  the full  faith and  credit of the  United  States is pledged to the payment of all amounts  that may be required to be paid under any guaranty  issued by GNMA as to such mortgage  pools.  An opinion of an Assistant
Attorney General of the United States,  dated December 9, 1969, states that such guaranties  "constitute  general  obligations of the United States backed by its full faith and  credit."  GNMA is  empowered  to borrow  from the United  States
Treasury to the extent  necessary to make any payments of principal and interest required under those guaranties.

     Ginnie  Maes  are  backed  by the  aggregate  indebtedness  secured  by the underlying FHA-insured,  FMHA-insured or VA-guaranteed mortgages.  Except to the extent of payments received by the issuers on account of such mortgages,  Ginnie
Maes do not  constitute a liability of those  issuers,  nor do they evidence any recourse  against those  issuers.  Recourse is solely  against GNMA.  Holders of
Ginnie  Maes  (such as the Fund)  have no  security  interest  in or lien on the underlying mortgages.

     Monthly  payments of principal will be made, and additional  prepayments of principal may be made, to the Fund with respect to the mortgages  underlying the
Ginnie Maes owned by the Fund. All of the mortgages in the pools relating to the
Ginnie  Maes in the Fund are  subject  to  prepayment  without  any  significant premium or penalty,  at the option of the  mortgagors.  While the  mortgages  on
1-to-4-family dwellings underlying certain Ginnie Maes have a stated maturity of up to 30 years,  it has been the  experience  of the mortgage  industry that the average life of comparable  mortgages,  as a result of prepayments,  refinancing and payments from foreclosures, is considerably less.

               o Federal Home Loan Mortgage Corporation ("FHLMC")  Certificates.
               FHLMC, a corporate  instrumentality of the United States,  issues
               FHLMC  Certificates  representing  interests  in mortgage  loans.
               FHLMC guarantees to each registered holder of a FHLMC Certificate
               timely   payment   of  the   amounts   representing   a  holder's
               proportionate share in:

               (i) interest payments less servicing and guarantee fees,

               (ii) principal prepayments, and

               (iii)  the  ultimate  collection  of  amounts   representing  the
               holder's  proportionate  interest  in  principal  payments on the mortgage loans in the pool represented by the FHLMC  Certificate, in each case whether or not such amounts are actually received.

     The  obligations of FHLMC under its guarantees  are  obligations  solely of
FHLMC and are not backed by the full faith and credit of the United States.

               o   Federal   National   Mortgage    Association   (Fannie   Mae)
               Certificates.    Fannie    Mae,   a    federally-chartered    and
               privately-owned corporation, issues Fannie Mae Certificates which are backed by a pool of mortgage loans.  Fannie Mae guarantees to each  registered  holder  of a Fannie  Mae  Certificate  that the
               holder   will   receive   amounts   representing   the   holder's
               proportionate   interest  in  scheduled  principal  and  interest
               payments, and any principal prepayments, on the mortgage loans in the pool  represented  by such  Certificate,  less  servicing and guarantee  fees, and the holder's  proportionate  interest in the full  principal  amount  of any  foreclosed  or other  liquidated mortgage loan. In each case the guarantee  applies whether or not those amounts are actually  received.  The  obligations of Fannie
               Mae under its guarantees are obligations solely of Fannie Mae and are not backed by the full faith and credit of the United  States or any of its  agencies  or  instrumentalities  other than Fannie
               Mae.

               |X|  Zero-Coupon  U.S.  Government  Securities.  The Fund may buy
               zero-coupon U.S. government  securities.  These will typically be
               U.S.  Treasury  Notes and Bonds that have been  stripped of their
               unmatured   interest   coupons,   the  coupons   themselves,   or
               certificates   representing  interests  in  those  stripped  debt
               obligations and coupons.

     Zero-coupon  securities do not make periodic interest payments and are sold at a deep  discount  from their face value at maturity.  The buyer  recognizes a rate of return determined by the gradual appreciation of the security,  which is redeemed at face value on a specified  maturity date.  This discount  depends on the time remaining until  maturity,  as well as prevailing  interest rates,  the liquidity  of the security  and the credit  quality of the issuer.  The discount typically decreases as the maturity date approaches.

     Because zero-coupon  securities pay no interest and compound  semi-annually at the rate fixed at the time of their  issuance,  their value is generally more volatile than the value of other debt securities that pay interest.  Their value may fall more  dramatically than the value of  interest-bearing  securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

     The  Fund's  investment  in  zero-coupon  securities  may cause the Fund to recognize income and make  distributions to shareholders  before it receives any cash payments on the zero-coupon  investment.  To generate cash to satisfy those distribution  requirements,  the Fund may have to sell portfolio securities that it  otherwise  might  have  continued  to hold or to use cash  flows  from other sources such as the sale of Fund shares.

     |X| Portfolio  Turnover.  "Portfolio  turnover" describes the rate at which the Fund  traded its  portfolio  securities  during its last  fiscal  year.  For example,  if a fund sold all of its  securities  during the year,  its portfolio turnover  rate would have been 100%.  The Fund's  portfolio  turnover  rate will fluctuate  from  year to year,  and the Fund may  continue  to have a  portfolio turnover rate of more than 100% annually.

     Increased portfolio turnover creates higher brokerage and transaction costs for the Fund,  which may  reduce  its  overall  performance.  Additionally,  the realization  of capital gains from selling  portfolio  securities  may result in distributions of taxable long-term capital gains to shareholders, since the Fund will normally  distribute  all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code.

               Other  Investment  Techniques  and  Strategies.  In  seeking  its objective,  the  Fund  may  from  time to time  use the  types of investment  strategies and investments described below. It is not required to use all of these strategies at all times and at times may not use them.

               Investment  in  Other  Investment  Companies.  The  Fund can also invest in the securities of other investment companies, which can include  open-end  funds,  closed-end  funds and unit  investment trusts, subject to the limits set forth in the Investment Company
               Act of 1940 (the  "Investment  Company  Act") that apply to those types  of  investments.  For  example,  the Fund  can  invest  in
               Exchange-Traded Funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange.  The Fund might do so as a way of gaining  exposure to the segments of the equity or fixed-income  markets represented by the  Exchange-Traded  Funds'
               portfolio,  at times  when the Fund may not be able to buy  those portfolio securities directly.

     Investing  in  another  investment  company  may  involve  the  payment  of substantial  premiums  above the value of such  investment  company's  portfolio securities and is subject to limitations  under the Investment  Company Act. The
Fund does not intend to invest in other investment  companies unless the Manager believes that the potential  benefits of the  investment  justify the payment of any premiums or sales charges.  As a shareholder of an investment  company,  the
Fund  would  be  subject  to its  ratable  share  of that  investment  company's expenses,  including its advisory and administration expenses. The Fund does not anticipate  investing a substantial  amount of its net assets in shares of other investment companies.

     |X|  Other  Zero-Coupon  Securities.  The  Fund  may  buy  zero-coupon  and delayed-interest  securities,  and "stripped"  securities of corporations and of foreign  government  issuers.  These are similar in structure to zero-coupon and
"stripped" U.S.  government  securities,  but in the case of foreign  government securities,  they may or may not be backed by the "full faith and credit" of the issuing foreign government. Zero-coupon securities issued by foreign governments and by corporations will be subject to greater credit risks than U.S. government zero-coupon securities.

     |X| "Stripped" Mortgage-Related Securities. The Fund may invest in stripped mortgage-related  securities that are created by segregating the cash flows from underlying  mortgage  loans or  mortgage  securities  to create  two or more new securities.  Each  has a  specified  percentage  of  the  underlying  security's principal or interest payments. These are a form of derivative investment.

     Mortgage  securities may be partially  stripped so that each class receives some interest and some principal.  However,  they may be completely stripped. In that case all of the interest is distributed to holders of one type of security, known as an  "interest-only"  security,  or "I/O," and all of the  principal  is distributed to holders of another type of security,  known as a "principal-only"
security or "P/O." Strips can be created for pass-through certificates or CMOs.

     The yields to maturity  of I/Os and P/Os are very  sensitive  to  principal
repayments  (including   prepayments)  on  the  underlying  mortgages.   If  the
underlying  mortgages   experience  greater  than  anticipated   prepayments  of
principal,  the Fund might not fully  recoup its  investment  in an I/O based on
those  assets.  If  underlying   mortgages   experience  less  than  anticipated
prepayments  of  principal,  the yield on the P/Os based on them  could  decline substantially.

     |X| Preferred Stocks. Unlike common stock,  preferred stock typically has a stated dividend rate payable from the  corporation's  earnings.  Preferred stock dividends may be cumulative or non-cumulative,  participating,  or auction rate.
"Cumulative"  dividend  provisions  require  all or a  portion  of prior  unpaid dividends to be paid.

     If interest rates rise, the fixed dividend on preferred  stocks may be less attractive,  causing the price of preferred  stocks to decline.  Preferred stock
may  have  mandatory  sinking  fund  provisions,   as  well  as  call/redemption
provisions  prior to maturity,  which can be a negative  feature  when  interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation.  Preferred stock may be "participating"  stock, which means that it may be entitled to a dividend  exceeding the stated  dividend in certain  cases.
The rights of preferred stock on  distribution of a corporation's  assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

     |X| Floating Rate and Variable Rate  Obligations.  Some securities the Fund can  purchase  have  variable or floating  interest  rates.  Variable  rates are adjusted at stated  periodic  intervals.  Variable rate  obligations  can have a demand  feature that allows the Fund to tender the obligation to the issuer or a third party prior to its  maturity.  The tender may be at par value plus accrued interest, according to the terms of the obligations.

     The interest rate on a floating rate demand note is adjusted  automatically according to a stated  prevailing  market rate, such as a bank's prime rate, the
91-day U.S. Treasury Bill rate, or some other standard. The instrument's rate is adjusted automatically each time the base rate is adjusted. The interest rate on a variable  rate note is also based on a stated  prevailing  market  rate but is adjusted  automatically  at  specified  intervals  of not less  than  one  year.
Generally,  the  changes  in the  interest  rate on such  securities  reduce the fluctuation in their market value.  As interest rates decrease or increase,  the potential  for  capital  appreciation  or  depreciation  is less  than  that for fixed-rate  obligations of the same maturity.  The Manager may determine that an unrated  floating  rate or  variable  rate  demand  obligation  meets the Fund's quality  standards  by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

     Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have  features  that  permit the  holder to  recover  the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice.  The issuer of that type of note normally has a corresponding  right in its discretion,  after a given period, to prepay  the  outstanding  principal  amount of the note plus  accrued  interest.
Generally,  the issuer must  provide a specified  number of days'  notice to the holder.

               |X| "When-Issued" and "Delayed-Delivery"  Transactions.  The Fund
               can  purchase  securities  on  a  "when-issued"  basis,  and  may purchase  or  sell  securities  on  a  "delayed-delivery"  basis.
               "When-issued"  or  "delayed-delivery"  refers to securities whose terms and indenture are available and for which a market  exists, but which are not available for immediate delivery.

     When  such  transactions  are  negotiated,  the price  (which is  generally expressed in yield terms) is fixed at the time the commitment is made.  Delivery and payment for the  securities  take place at a later date.  The securities are subject  to change in value from  market  fluctuations  during the period  until settlement.  The value at  delivery  may be less than the  purchase  price.  For example,  changes in interest  rates in a direction  other than that expected by the Manager before  settlement  will affect the value of such securities and may cause a loss to the Fund. During the period between purchase and settlement, the
Fund makes no payment to the issuer and no interest accrues to the Fund from the investment until it receives the security at settlement. There is a risk of loss to the Fund if the value of the security  changes prior to the settlement  date, and there is the risk that the other party may not perform.

     The Fund may engage in when-issued  transactions to secure what the Manager considers to be an  advantageous  price and yield at the time the  obligation is entered  into.  When the Fund  enters  into a  when-issued  or  delayed-delivery transaction,  it relies on the other  party to  complete  the  transaction.  Its failure  to do so may  cause  the Fund to lose the  opportunity  to  obtain  the security at a price and yield the Manager considers to be advantageous.

     When the Fund engages in when-issued and delayed-delivery  transactions, it does so for the purpose of acquiring or selling  securities  consistent with its investment  objective and policies for its portfolio or for delivery pursuant to options  contracts it has entered  into,  and not for the purposes of investment leverage.  Although  the Fund will enter into  when-issued  or  delayed-delivery purchase  transactions  to  acquire  securities,  the  Fund  may  dispose  of  a commitment  prior to settlement.  If the Fund chooses to dispose of the right to acquire a when-issued  security  prior to its  acquisition  or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

     At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security  purchased in determining  the Fund's net asset value. In a sale transaction,  it records the proceeds to be received. The
Fund will  identify  on its books  liquid  assets at least equal in value to the value of the Fund's purchase commitments until the Fund pays for the investment.

     When-issued and delayed-delivery  transactions can be used by the Fund as a defensive  technique to hedge against  anticipated changes in interest rates and prices.  For instance,  in periods of rising  interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its  exposure  to  anticipated  falling  prices.  In periods of falling  interest  rates  and  rising  prices,  the Fund  might  sell  portfolio securities  and  purchase the same or similar  securities  on a  when-issued  or delayed-delivery basis to obtain the benefit of currently higher cash yields.

     |X|  Participation   Interests.   The  Fund  may  invest  in  participation
interests,   subject  to  the  Fund's  limitation  on  investments  in  illiquid investments. A participation interest is an undivided interest in a loan made by
the  issuing   financial   institution  in  the   proportion   that  the  buyers
participation  interest bears to the total principal amount of the loan. No more than 5% of the Fund's net assets can be invested in  participation  interests of the same borrower.  The issuing financial  institution may have no obligation to the Fund other than to pay the Fund the  proportionate  amount of the  principal and interest payments it receives.

     Participation  interests are primarily dependent upon the  creditworthiness of the borrowing  corporation,  which is obligated to make payments of principal and interest on the loan.  There is a risk that a borrower  may have  difficulty making  payments.  If a borrower  fails to pay  scheduled  interest or principal payments, the Fund could experience a reduction in its income. The value of that participation  interest  might also  decline,  which could  affect the net asset value of the  Fund's  shares.  If the  issuing  financial  institution  fails to perform its obligations under the participation  agreement, the Fund might incur costs and delays in  realizing  payment  and suffer a loss of  principal  and/or interest.

     |X|  Repurchase  Agreements.  The Fund can  acquire  securities  subject to repurchase agreements. It might do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities  transactions, or for temporary defensive purposes, as described below.

     In  a  repurchase   transaction,   the  Fund  buys  a  security  from,  and
simultaneously  resells it to, an approved vendor for delivery on an agreed-upon future  date.  The resale  price  exceeds the  purchase  price by an amount that reflects an agreed-upon  interest rate effective for the period during which the repurchase  agreement is in effect.  Approved  vendors  include U.S.  commercial banks,  U.S.  branches  of  foreign  banks,  or  broker-dealers  that  have been designated as primary  dealers in government  securities.  They must meet credit requirements set by the Manager from time to time.

     The  majority  of these  transactions  run from  day to day,  and  delivery pursuant to the resale typically occurs within one to five days of the purchase.
Repurchase  agreements  having  maturity  beyond  seven days are  subject to the
Fund's limits on holding  illiquid  investments.  The Fund will not enter into a repurchase  agreement  that causes more than 10% of its net assets to be subject to repurchase  agreements having a maturity beyond seven days. There is no limit on the  amount of the  Fund's  net  assets  that may be  subject  to  repurchase agreements having maturities of seven days or less.

     Repurchase agreements, considered "loans" under the Investment Company Act, are collateralized by the underlying security.  The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value
of  the  collateral  must  equal  or  exceed  the  repurchase   price  to  fully
collateralize the repayment obligation.  However, if the vendor fails to pay the resale price on the delivery  date, the Fund may incur costs in disposing of the collateral and may experience  losses if there is any delay in its ability to do
so. The Manager will monitor the vendor's  creditworthiness  to confirm that the vendor  is  financially  sound and will  monitor  the  collateral's  value on an on-going basis.

     Pursuant  to an  Exemptive  Order  issued by the  Securities  and  Exchange
Commission (the "SEC"),  the Fund, along with other affiliated  entities managed by the Manager,  may transfer  uninvested  cash  balances into one or more joint repurchase  accounts.  These  balances  are  invested in one or more  repurchase agreements,  secured by U.S. government securities.  Securities that are pledged as collateral for  repurchase  agreements are held by a custodian bank until the agreements mature.  Each joint repurchase  arrangement  requires that the market value  of the  collateral  be  sufficient  to cover  payments  of  interest  and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

     |X| Illiquid and Restricted  Securities.  Under the policies and procedures established  by the  Fund's  Board  of  Trustees,  the  Manager  determines  the liquidity of certain of the Fund's  investments.  To enable the Fund to sell its holdings of a restricted  security not  registered  under the  Securities Act of
1933, the Fund may have to cause those securities to be registered. The expenses of  registering  restricted  securities  may be  negotiated by the Fund with the issuer at the time the Fund  buys the  securities.  When the Fund  must  arrange registration because the Fund wishes to sell the security, a considerable period may elapse  between the time the  decision is made to sell the  security and the time the security is  registered  so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

     The Fund may also acquire restricted securities through private placements.
Those  securities have  contractual  restrictions on their public resale.  Those restrictions  might limit the Fund's  ability to dispose of the  securities  and might lower the amount the Fund could realize upon the sale.

     The Fund has limitations that apply to purchases of restricted  securities, as  stated  in the  Prospectus.  Those  percentage  restrictions  do  not  limit purchases  of  restricted  securities  that are  eligible  for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines.  Those  guidelines  take into account the trading  activity for such securities and the  availability of reliable  pricing  information,  among other factors.  If there is a lack of  trading  interest  in a  particular  Rule  144A security, the Fund's holdings of that security may be considered to be illiquid.

     Illiquid  securities  include repurchase  agreements  maturing in more than seven days and participation  interests that do not have puts exercisable within seven days.

               |X| Investments in Equity Securities. The Fund can invest limited amounts of its assets in securities  other than debt  securities, including  certain types of equity securities of both foreign and
               U.S.  companies.   However,  it  does  not  anticipate  investing
               significant  amounts of its assets in these securities as part of its normal investment  strategy.  Those equity securities include preferred  stocks  (described  above),  rights and warrants,  and
               securities   convertible   into  common  stock.   Certain  equity
               securities  may be selected  because  they may  provide  dividend income.

               o Risks of Investing in Stocks.  Stocks  fluctuate in price,  and their short-term  volatility at times may be great. To the extent that the Fund  invests  in  equity  securities,  the value of the
               Fund's  portfolio  will  be  affected  by  changes  in the  stock markets.  Market  risk can affect the Fund's net asset  value per share, which will fluctuate as the values of the Fund's portfolio securities  change.  The prices of  individual  stocks do not all move  in  the  same  direction  uniformly  or at the  same  time.
               Different stock markets may behave differently from each other.

     Other factors can affect a particular  stock's price, such as poor earnings reports by the issuer,  loss of major customers,  major  litigation  against the issuer,  or  changes  in  government  regulations  affecting  the  issuer or its industry.  The Fund can invest in  securities  of large  companies  and mid-size companies,  but may also buy  stocks  of small  companies,  which  may have more volatile stock prices than large companies.

               o Convertible Securities. While some convertible securities are a form of debt  security,  in many cases their  conversion  feature
               (allowing  conversion into equity  securities)  causes them to be regarded  by the  Manager  more  as  "equity  equivalents."  As a result,  the rating  assigned to the  security has less impact on the Manager's  investment  decision  with respect to  convertible securities than in the case of non-convertible  debt fixed-income securities.  Convertible  securities  are  subject  to the credit risks and interest rate risks described above.

     The value of a convertible security is a function of its "investment value"
and its  "conversion  value." If the  investment  value  exceeds the  conversion value,  the security  will behave more like a debt  security and the  security's price will likely  increase when interest  rates fall and decrease when interest rates rise. If the conversion  value exceeds the investment  value, the security will behave more like an equity security. In that case, it will likely sell at a premium over its conversion value and its price will tend to fluctuate  directly with the price of the underlying security.

     To determine whether  convertible  securities should be regarded as "equity equivalents," the Manager examines the following factors:

               (1)  whether,  at the  option of the  investor,  the  convertible security can be exchanged  for a fixed number of shares of common stock of the issuer,

               (2) whether the issuer of the convertible securities has restated
               its earnings per share of common stock on a fully  diluted  basis
               (considering   the  effect  of  conversion  of  the   convertible
               securities), and

               (3)  the  extent  to  which  the  convertible  security  may be a
               defensive   "equity   substitute,"   providing   the  ability  to
               participate  in any  appreciation  in the  price of the  issuer's common stock.

               o Rights and Warrants.  The Fund can invest up to 5% of its total assets  in  warrants  or  rights.  That  limit  does not apply to warrants  and  rights the Fund has  acquired  as part of units of securities or that are attached to other securities that the Fund buys.  The Fund does not  expect  that it will  have  significant investments in warrants and rights.

     Warrants  basically are options to purchase  equity  securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel  to the prices of the  underlying  securities.  Rights  are  similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders.  Rights and warrants have no voting rights,  receive no dividends and have no rights with respect to the assets of the issuer.

     Loans of Portfolio  Securities.  The Fund may lend its portfolio securities
pursuant  to  the  Securities   Lending   Agreement  (the  "Securities   Lending
Agreement")  with JP Morgan  Chase,  subject to the  restrictions  stated in the
Prospectus.  The Fund will lend such portfolio securities to attempt to increase the  Fund's  income.  Under the  Securities  Lending  Agreement  and  applicable regulatory requirements (which are subject to change), the loan collateral must, on each  business  day, be at least equal to the value of the loaned  securities and must  consist  of cash,  bank  letters of credit or  securities  of the U.S.
Government (or its agencies or instrumentalities),  or other cash equivalents in which the Fund is permitted to invest.  To be acceptable as collateral,  letters of credit  must  obligate a bank to pay to JP Morgan  Chase,  as agent,  amounts demanded by the Fund if the demand meets the terms of the letter.  Such terms of the  letter of credit and the  issuing  bank must be  satisfactory  to JP Morgan
Chase and the Fund. The Fund will receive,  pursuant to the  Securities  Lending
Agreement,  80% of all annual net income (i.e.,  net of rebates to the Borrower)
from securities lending transactions. JP Morgan Chase has agreed, in general, to guarantee the  obligations  of borrowers to return loaned  securities  and to be responsible  for  expenses  relating  to  securities  lending.  The Fund will be
responsible,   however,  for  risks  associated  with  the  investment  of  cash collateral, including the risk that the issuer of the security in which the cash collateral has been invested in defaults.  The Securities  Lending Agreement may be terminated by either JP Morgan Chase or the Fund on 30 days' written  notice.
The terms of the Fund's loans must also meet applicable tests under the Internal
Revenue Code and permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter.

     There are some risks in connection with securities lending.  The Fund might experience a delay in receiving  additional  collateral  to secure a loan,  or a delay in recovery of the loaned  securities if the borrower  defaults.  The Fund must  receive  collateral  for  a  loan.  Under  current  applicable  regulatory requirements  (which  are  subject to  change),  on each  business  day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash,  bank letters of credit,  securities of the U.S.  government or its agencies or  instrumentalities,  or other cash equivalents in which the Fund is permitted to invest.  To be acceptable as collateral,  letters of credit must obligate a bank to pay  amounts  demanded  by the Fund if the  demand  meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

     When it lends securities,  the Fund receives amounts equal to the dividends or interest on loaned securities. It also receives one or more of (a) negotiated loan fees, (b) interest on securities  used as  collateral,  and (c) interest on any short-term debt securities purchased with such loan collateral.  Either type of interest may be shared with the  borrower.  The Fund may also pay  reasonable finders',  custodian and administrative fees in connection with these loans. The terms of the Fund's loans must meet applicable  tests under the Internal Revenue
Code and must  permit  the Fund to  reacquire  loaned  securities  on five days'
notice or in time to vote on any important matter.

     |X| Borrowing  for Leverage.  The Fund has the ability to borrow from banks on an unsecured basis to invest the borrowed funds in portfolio securities. This speculative  technique is known as  "leverage."  The Fund cannot borrow money in excess  of  331/3%  of the  value of its  total  assets  (including  the  amount borrowed).  The Fund may borrow  only from banks  and/or  affiliated  investment companies. With respect to this policy, the Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the
Investment  Company Act of 1940. If the value of the Fund's assets fails to meet this 300% asset coverage requirement,  the Fund will reduce its bank debt within three  days to meet the  requirement.  To do so,  the Fund  might have to sell a portion of its investments at a disadvantageous time.

     The Fund will pay interest on these loans,  and that interest  expense will raise the  overall  expenses  of the Fund and  reduce  its  returns.  If it does borrow,  its expenses will be greater than  comparable  funds that do not borrow for leverage. Additionally, the Fund's net asset value per share might fluctuate more  than  that of funds  that do not  borrow.  Currently,  the  Fund  does not contemplate using this technique in the next year but if it does so, it will not likely be to a substantial degree.

     |X|  Asset-Backed   Securities.   Asset-backed  securities  are  fractional
interests in pools of assets,  typically accounts  receivable or consumer loans.
They are issued by trusts or special-purpose  corporations.  They are similar to mortgage-backed securities,  described above, and are backed by a pool of assets that consist of obligations of individual borrowers. The income from the pool is passed through to the holders of participation  interest in the pools. The pools may  offer a credit  enhancement,  such as a bank  letter of  credit,  to try to reduce the risks that the underlying debtors will not pay their obligations when due.  However,  the enhancement,  if any, might not be for the full par value of the  security.  If the  enhancement  is exhausted  and any required  payments of interest or repayments  of principal are not made,  the Fund could suffer losses on its investment or delays in receiving payment.

     The  value of an  asset-backed  security  is  affected  by  changes  in the market's perception of the asset backing the security,  the  creditworthiness of the  servicing  agent for the loan pool,  the  originator  of the loans,  or the financial institution providing any credit enhancement,  and is also affected if
any  credit   enhancement  has  been  exhausted.   The  risks  of  investing  in
asset-backed  securities are ultimately  related to payment of consumer loans by the individual borrowers.  As a purchaser of an asset-backed  security, the Fund would  generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which may shorten the weighted  average life of asset-backed  securities and may lower  their  return,  in the  same  manner  as in the  case of  mortgage-backed
securities  and  CMOs,  described  above.  Unlike  mortgage-backed   securities,
asset-backed securities typically do not have the benefit of a security interest in the underlying collateral.

               |X|  Derivatives.  The Fund can invest in a variety of derivative
               investments  to  seek  income  or  for  hedging  purposes.   Some
               derivative   investments   the  Fund  can  use  are  the  hedging
               instruments  described  below  in this  Statement  of  Additional
               Information.

     Among the  derivative  investments  the Fund can  invest in are  structured
notes  called  "index-linked"  or  "currency-linked"   notes.  Principal  and/or
interest  payments  on  index-linked  notes  depend  on  the  performance  of an underlying  index.  Currency-indexed  securities  are  typically  short-term  or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign  currencies or an index. In some cases, these securities may pay an amount at  maturity  based on a multiple  of the  amount of the  relative currency  movements.  This  type of index  security  offers  the  potential  for increased  income or  principal  payments  but at a greater  risk of loss than a typical debt security of the same maturity and credit quality.

     Other  derivative  investments the Fund can use include "debt  exchangeable for common stock" of an issuer or "equity-linked  debt securities" of an issuer.
At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the  issuer's  common stock at the time of maturity.  Both  alternatives  present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the Manager expected.

               |X| Credit  Derivatives.  The Fund may enter into credit  default swaps,  both directly  ("unfunded  swaps") and  indirectly in the form  of a  swap  embedded  within  a  structured  note  ("funded swaps"),  to  protect  against  the  risk  that a  security  will default.  Unfunded and funded  credit  default  swaps may be on a single  security,  or on a basket of securities.  The Fund pays a fee to enter into the swap and  receives a fixed  payment  during the life of the swap.  The Fund may take a short  position in the credit default swap (also known as "buying  credit  protection"), or may take a long position in the credit default swap note (also known as "selling credit protection").

     The  Fund  would  take a short  position  in a  credit  default  swap  (the
"unfunded  swap")  against a long  portfolio  position to  decrease  exposure to specific  high yield  issuers.  If the short  credit  default  swap is against a corporate issue, the Fund must own that corporate issue.  However,  if the short credit default swap is against sovereign debt, the Fund may own either:  (i) the reference obligation,  (ii) any sovereign debt of that foreign country, or (iii)
sovereign debt of any country that the Manager  determines is closely correlated as an inexact bona fide hedge.

     If the Fund takes a short  position in the credit default swap, if there is a credit  event  (including  bankruptcy,  failure  to  timely  pay  interest  or principal,  or a  restructuring),  the Fund will deliver the defaulted bonds and the swap  counterparty  will pay the par amount of the bonds. An associated risk is adverse pricing when purchasing bonds to satisfy the delivery obligation.  If the  swap is on a basket  of  securities,  the  notional  amount  of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount.

     Taking a long  position in the credit  default swap note (i.e.,  purchasing the "funded  swap") would  increase the Fund's  exposure to specific  high yield corporate issuers. The goal would be to increase liquidity in that market sector via  the  swap  note  and its  associated  increase  in the  number  of  trading
instruments,   the   number  and  type  of  market   participants,   and  market
capitalization.

     If the Fund takes a long position in the credit default swap note, if there is a credit  event  the Fund  will pay the par  amount of the bonds and the swap counterparty  will deliver the bonds.  If the swap is on a basket of securities, the  notional  amount of the swap is reduced by the par amount of the  defaulted bond, and the fixed payments are then made on the reduced notional amount.

     The Fund will  invest no more  than 25% of its total  assets in  "unfunded"
credit default  swaps.  The Fund will limit its  investments in "funded"  credit default swap notes to no more than 10% of its total assets.

     Other risks of credit  default  swaps include the cost of paying for credit protection if there are no credit events,  pricing  transparency  when assessing the cost of a credit default swap,  counterparty  risk, and the need to fund the delivery  obligation  (either cash or the defaulted bonds,  depending on whether the Fund is long or short the swap, respectively).

     |X| Hedging. The Fund can use hedging  instruments.  It is not obligated to use them in seeking its  objective  although it can write  covered calls to seek high current income if the Manager  believes that it is appropriate to do so. To attempt to protect against declines in the market value of the Fund's portfolio, to  permit  the  Fund to  retain  unrealized  gains in the  value  of  portfolio securities  that have  appreciated,  or to  facilitate  selling  securities  for investment reasons, the Fund could:

o        sell futures contracts,

o        buy puts on such futures or on securities, or

o        write covered calls on securities or futures. Covered calls may also be used to increase the Fund's income.

     The Fund can use hedging to establish a position in the  securities  market as a temporary substitute for purchasing  particular  securities.  In that case, the Fund would  normally seek to purchase the securities and then terminate that hedging  position.  The Fund  might  also use this type of hedge to  attempt  to protect against the possibility that its portfolio securities would not be fully included  in a rise in  value of the  market.  To do so the  Fund  could:  o buy futures, or o buy calls on such futures or on securities.

     The Fund is not  obligated  to use hedging  instruments,  even though it is permitted  to use them in the  Manager's  discretion,  as described  below.  The
Fund's  strategy  of  hedging  with  futures  and  options  on  futures  will be incidental  to  the  Fund's  activities  in  the  underlying  cash  market.  The particular  hedging  instruments the Fund can use are described  below. The Fund may employ new hedging  instruments and strategies  when they are developed,  if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

               o  Futures.  The  Fund can buy and sell  futures  contracts  that
               relate  to  (1)  broadly-based   securities  indices  (these  are
               referred to as "financial  futures"),  (2) commodities (these are referred to as "commodity  index  futures"),  (3) debt securities
               (these are referred to as "interest rate  futures"),  (4) foreign currencies (these are referred to as "forward contracts") and (5)
               an individual stock ("single stock futures").

     A  broadly-based  stock index is used as the basis for trading  stock index futures.  They may in some cases be based on stocks of  issuers in a  particular industry or group of industries.  A stock index assigns  relative  values to the securities  included  in the index and its value  fluctuates  in response to the changes in value of the underlying securities. A stock index cannot be purchased or sold directly.  Bond index futures are similar  contracts based on the future value of the basket of  securities  that  comprise  the index.  These  contracts obligate the seller to deliver,  and the  purchaser to take,  cash to settle the futures transaction.  There is no delivery made of the underlying  securities to settle the futures  obligation.  Either party may also settle the transaction by entering into an offsetting contract.

     An interest rate future  obligates the seller to deliver (and the purchaser to take)  cash or a  specified  type of debt  security  to  settle  the  futures transaction.  Either party could also enter into an offsetting contract to close out the  position.  Similarly,  a single  stock future  obligates  the seller to deliver  (and the  purchaser  to take) cash or a  specified  equity  security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position. Single stock futures trade on a very limited number of exchanges, with contracts typically not fungible among the exchanges.

     Similarly,  a single stock future  obligates the seller to deliver (and the purchaser  to take) cash or a  specified  equity  security to settle the futures transaction.  Either party could also enter into an offsetting contract to close out the  position.  Single  stock  futures  trade on a very  limited  number  of exchanges, with contracts typically not fungible among the exchanges.

     The Fund can invest a portion of its assets in commodity futures contracts.
Commodity  futures  may be based upon  commodities  within  five main  commodity groups:

               (1) energy,  which includes crude oil, natural gas,  gasoline and heating oil;

               (2) livestock, which includes cattle and hogs;

               (3) agriculture,  which includes wheat, corn,  soybeans,  cotton, coffee, sugar and cocoa;

               (4) industrial  metals,  which includes aluminum,  copper,  lead, nickel, tin and zinc; and

               (5) precious  metals,  which includes gold,  platinum and silver.
               The  Fund may  purchase  and sell  commodity  futures  contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity  groups and the individual  commodities within each group, as well as other types of commodities.

     No  money is paid or  received  by the  Fund on the  purchase  or sale of a future. Upon entering into a futures  transaction,  the Fund will be required to deposit an initial  margin  payment with the futures  commission  merchant  (the
"futures  broker").  Initial  margin  payments will be deposited with the Fund's
Custodian bank in an account  registered in the futures broker's name.  However, the  futures  broker  can gain  access  to that  account  only  under  specified conditions.  As the future is marked to market (that is, its value on the Fund's books is  changed) to reflect  changes in its market  value,  subsequent  margin payments,  called  variation  margin,  will be paid to or by the futures  broker daily.

     At any time prior to expiration of the future,  the Fund may elect to close out  its  position  by  taking  an  opposite  position,  at  which  time a final determination  of variation  margin is made and any additional cash must be paid by or released to the Fund.  Any loss or gain on the future is then  realized by the Fund for tax purposes.  All futures transactions,  except forward contracts, are effected  through a clearinghouse  associated with the exchange on which the contracts are traded.

               o Put and Call  Options.  The Fund may buy and sell certain kinds of put options ("puts") and call options ("calls").  The Fund can buy and sell  exchange-traded and  over-the-counter  put and call options,  including index options,  securities options,  currency options,  commodities  options, and options on the other types of futures described above.

               o Writing  Covered  Call  Options.  The Fund may write  (that is, sell) covered calls. If the Fund sells a call option,  it must be covered. That means the Fund must own the security subject to the call  while the call is  outstanding,  or, for  certain  types of calls, the call may be covered by liquid assets identified on the
               Fund's books to enable the Fund to satisfy its obligations if the call is exercised.  There is no limit on the amount of the Fund's total  assets  that may be  subject  to  covered  calls  the Fund writes.

     When the Fund writes a call on a security,  it receives  cash (a  premium).
The  Fund  agrees  to  sell  the  underlying   security  to  a  purchaser  of  a
corresponding  call on the  same  security  during  the call  period  at a fixed exercise price  regardless of market price changes  during the call period.  The call period is usually not more than nine months.  The exercise price may differ from the market price of the underlying security.  The Fund has the risk of loss that the price of the  underlying  security may decline  during the call period.
That risk may be offset to some extent by the premium the Fund receives.  If the value of the  investment  does not rise above the call price,  it is likely that the call will lapse  without being  exercised.  In that case the Fund would keep the cash premium and the investment.

     When the Fund writes a call on an index,  it receives cash (a premium).  If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the  difference  between the closing  price of the call and the exercise  price, multiplied by the specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price,  it is likely that the call will lapse  without being exercised. In that case the Fund would keep the cash premium.

     The Fund's custodian,  or a securities depository acting for the custodian, will act as the Fund's  escrow  agent,  through  the  facilities  of the Options
Clearing  Corporation  ("OCC"),  as to the  investments  on  which  the Fund has written calls traded on exchanges or as to other acceptable  escrow  securities.
In that way, no margin will be required for such transactions.  OCC will release the  securities  on the  expiration of the option or when the Fund enters into a closing transaction.

     When the Fund writes an over-the-counter ("OTC") option, it will enter into an  arrangement  with a primary  U.S.  government  securities  dealer which will establish  a formula  price at which the Fund  will have the  absolute  right to repurchase  that OTC option.  The  formula  price will  generally  be based on a multiple of the premium  received  for the option,  plus the amount by which the option is exercisable  below the market price of the  underlying  security (that is, the option is "in the money").  When the Fund writes an OTC option,  it will treat  as  illiquid  (for  purposes  of  its  restriction  on  holding  illiquid securities)  the  mark-to-market  value of any OTC  option it holds,  unless the option is subject to a buy-back agreement by the executing broker.

     To terminate its obligation on a call it has written, the Fund may purchase a corresponding  call in a "closing  purchase  transaction."  The Fund will then realize a profit or loss,  depending  upon  whether the net of the amount of the option  transaction costs and the premium received on the call the Fund wrote is more or less  than the  price of the call the Fund  purchases  to close  out the transaction.  The Fund may  realize  a profit if the call  expires  unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal  income tax  purposes,  as are the  premiums on lapsed  calls.  When distributed by the Fund they are taxable as ordinary income.  If the Fund cannot effect a closing purchase  transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

     The Fund may also  write  calls on a futures  contract  without  owning the futures contract or securities  deliverable under the contract. To do so, at the time the call is  written,  the  Fund  must  cover  the call by  identifying  an equivalent  dollar amount of liquid assets on its books.  The Fund will identify additional  liquid assets if the value of the identified assets drops below 100%
of the current value of the future. Because of this identified  requirement,  in no  circumstances  would the  Fund's  receipt of an  exercise  notice as to that future require the Fund to deliver a futures  contract.  It would simply put the
Fund in a short  futures  position,  which is  permitted  by the Fund's  hedging policies.

               o  Writing  Put  Options.  The  Fund  may  sell  put  options  on securities,  broadly-based securities indices, foreign currencies and futures.  A put option on securities  gives the purchaser the right  to  sell,  and the  writer  the  obligation  to  buy,  the underlying  investment  at the  exercise  price during the option period.  The Fund will not write puts if, as a result,  more than
               50% of the Fund's net assets  would be required to be  segregated to cover such put options.

     If the  Fund  writes  a put,  the put  must be  covered  by  liquid  assets identified on the Fund's books. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying  investment  remains equal to or above the exercise price of the put. However,  the Fund also assumes the obligation  during the option period to buy the underlying  investment  from the buyer of the put at the exercise price,  even if the value of the investment falls below the exercise price.

     If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred.  If the put is exercised,  the Fund must  fulfill its  obligation  to purchase  the  underlying investment  at the exercise  price.  That price will  usually  exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the  underlying  investment.  That loss will be equal to the sum of the sale price of the underlying  investment and the premium  received minus the sum of the exercise price and any transaction costs the Fund incurred.

     When writing a put option on a security,  to secure its  obligation  to pay for the underlying security the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying  securities.
The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets.

     As long as the Fund's  obligation  as the put writer  continues,  it may be assigned an exercise notice by the broker-dealer through which the put was sold.
That notice will require the Fund to take  delivery of the  underlying  security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put.
That obligation terminates upon expiration of the put. It may also terminate if, before it receives  an  exercise  notice,  the Fund  effects a closing  purchase transaction by purchasing a put of the same series as it sold. Once the Fund has
been  assigned  an  exercise  notice,   it  cannot  effect  a  closing  purchase
transaction.

     The Fund may decide to effect a closing  purchase  transaction to realize a profit on an outstanding  put option it has written or to prevent the underlying security  from being put.  Effecting a closing  purchase  transaction  will also permit  the Fund to write  another  put option on the  security,  or to sell the security and use the proceeds from the sale for other investments. The Fund will realize  a profit  or loss  from a closing  purchase  transaction  depending  on whether the cost of the  transaction  is less or more than the premium  received from  writing  the put option.  Any profits  from  writing  puts are  considered short-term  capital gains for Federal tax purposes,  and when distributed by the
Fund, are taxable as ordinary income.

               o  Purchasing  Calls and  Puts.  The Fund can  purchase  calls on securities,  broadly-based securities indices, foreign currencies and futures. It may do so to protect against the possibility that the Fund's  portfolio will not participate in an anticipated rise in the securities  market.  When the Fund buys a call (other than in a closing purchase  transaction),  it pays a premium. The Fund then has the right to buy the underlying investment from a seller of a corresponding  call on the same  investment  during the call period at a fixed exercise price.

     The Fund  benefits  only if it sells the call at a profit or if, during the call period,  the market price of the underlying  investment is above the sum of the call price plus the transaction  costs and the premium paid for the call and the Fund  exercises  the call. If the Fund does not exercise the call or sell it
(whether or not at a profit),  the call will become  worthless at its expiration date.  In that case the Fund will  have paid the  premium  but lost the right to purchase the underlying investment.

     The Fund  can buy puts on  securities,  broadly-based  securities  indices,
foreign  currencies  and  futures,   whether  or  not  it  owns  the  underlying
investment.  When the Fund purchases a put, it pays a premium and,  except as to puts on indices, has the right to sell the underlying  investment to a seller of a put on a  corresponding  investment  during the put period at a fixed exercise price.

     Buying a put on an  investment  the Fund  does not own (such as an index or future)  permits  the Fund  either  to resell  the put or to buy the  underlying investment  and sell it at the  exercise  price.  The  resale  price  will  vary inversely to the price of the underlying investment.  If the market price of the underlying  investment is above the exercise price and, as a result,  the put is not exercised, the put will become worthless on its expiration date.

     Buying a put on  securities  or futures  the Fund owns  enables the Fund to attempt to protect  itself during the put period  against a decline in the value of the underlying  investment below the exercise price by selling the underlying investment  at the  exercise  price to a seller of a  corresponding  put. If the market  price of the  underlying  investment  is equal to or above the  exercise price and, as a result,  the put is not exercised or resold, the put will become worthless  at its  expiration  date.  In that  case the Fund  will have paid the premium but lost the right to sell the underlying investment.  However, the Fund may  sell  the put  prior to its  expiration.  That  sale may or may not be at a profit.

     When the Fund  purchases  a call or put on an  index or  future,  it pays a premium,  but  settlement  is in cash rather than by delivery of the  underlying investment to the Fund. Gain or loss depends on changes in the index in question
(and thus on price movements in the securities  market generally) rather than on price movements in individual securities or futures contracts.

     The Fund may also purchase calls and puts on spread options. Spread options pay the  difference  between  two  interest  rates,  two  exchange  rates or two referenced assets.  Spread options are used to hedge the decline in the value of an interest  rate,  currency or asset  compared to a reference or base  interest rate, currency or asset. The risks associated with spread options are similar to those of interest  rate  options,  foreign  exchange  options and debt or equity options.

     The Fund may buy a call or put only if,  after the  purchase,  the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

               o Buying and Selling Options on Foreign Currencies.  The Fund can
               buy and sell calls and puts on foreign  currencies.  They include puts and calls that trade on a securities or commodities exchange or in  the  over-the-counter  markets  or  are  quoted  by  major recognized  dealers  in such  options.  The Fund  could use these calls and puts to try to protect  against  declines in the dollar value of foreign  securities  and increases in the dollar cost of foreign securities the Fund wants to acquire.

     If the Manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated,  the increased cost of those securities may be partially  offset by purchasing  calls or writing puts on that foreign currency.  If the Manager anticipates a decline in the dollar value of a foreign  currency,  the  decline in the  dollar  value of  portfolio  securities denominated  in that  currency  might be  partially  offset by writing  calls or purchasing  puts on that foreign  currency.  However,  the currency  rates could fluctuate in a direction adverse to the Fund's position. The Fund will then have incurred option premium  payments and transaction  costs without a corresponding benefit.

     A call the Fund writes on a foreign  currency is "covered" if the Fund owns the  underlying  foreign  currency  covered by the call or has an  absolute  and immediate  right to  acquire  that  foreign  currency  without  additional  cash consideration  (or it can do so for additional  cash  consideration  from liquid assets  identified  on the Fund's  books upon  conversion  or  exchange of other foreign currency held in its portfolio.

     The Fund  could  write a call on a  foreign  currency  to  provide  a hedge against a decline in the U.S.  dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option.  That decline might be one that occurs due to an expected adverse change in the  exchange  rate.  In those  circumstances,  the Fund covers the option by identifying  liquid  assets on its books  having a value equal to the  aggregate amount of the Fund's commitment under such option position.

               o Risks of Hedging with  Options and Futures.  The use of hedging instruments  requires  special skills and knowledge of investment techniques  that are  different  than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions  incorrectly,  hedging strategies  may  reduce the  Fund's  return.  The Fund could also experience  losses  if the  prices  of its  futures  and  options positions were not correlated with its other investments.

     The Fund's option  activities could affect its portfolio  turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the
Fund to sell related  portfolio  securities,  thus increasing its turnover rate.
The exercise by the Fund of puts on securities will cause the sale of underlying investments,  increasing  portfolio  turnover.  Although the decision whether to exercise a put it holds is within the Fund's control,  holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

     The Fund could pay a brokerage  commission each time it buys a call or put, sells a call or put, or buys or sells an  underlying  investment  in  connection with the  exercise  of a call or put.  Those  commissions  could be  higher on a relative  basis  than  the  commissions  for  direct  purchases  or sales of the underlying  investments.  Premiums paid for options are small in relation to the market value of the underlying investments.  Consequently,  put and call options offer large  amounts of  leverage.  The  leverage  offered by trading in options could  result in the Fund's net asset value being more  sensitive  to changes in the value of the underlying investment.

     If a covered call written by the Fund is  exercised on an  investment  that has increased in value,  the Fund will be required to sell the investment at the call  price.  It will not be able to realize  any profit if the  investment  has increased in value above the call price.

     An  option  position  may be  closed  out  only on a market  that  provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular  option.  The Fund might experience  losses if it could not close out a position  because of an  illiquid market for the future or option.

     There is a risk in using  short  hedging by selling  futures or  purchasing puts on broadly-based  indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities.  The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's  securities.  For example,  it is possible that while the Fund has used hedging  instruments in a short hedge,  the market might advance  and the value of the  securities  held in the  Fund's  portfolio  might decline. If that occurred,  the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small  degree,  over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

     The risk of  imperfect  correlation  increases  as the  composition  of the
Fund's portfolio diverges from the securities  included in the applicable index.
To  compensate  for the imperfect  correlation  of movements in the price of the portfolio  securities  being  hedged and  movements  in the price of the hedging instruments,  the Fund might use hedging  instruments in a greater dollar amount than the dollar amount of portfolio  securities being hedged.  It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

     The ordinary  spreads  between  prices in the cash and futures  markets are subject to  distortions,  due to  differences  in the  nature of those  markets.
First,  all participants in the futures market are subject to margin deposit and
maintenance   requirements.   Rather  than  meeting  additional  margin  deposit
requirements,   investors  may  close  futures  contracts   through   offsetting
transactions  which could distort the normal  relationship  between the cash and futures  markets.  Second,  the  liquidity  of the  futures  market  depends  on participants entering into offsetting  transactions rather than making or taking delivery. To the extent participants decide to make or take delivery,  liquidity in the futures market could be reduced, thus producing  distortion.  Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

     The Fund  can use  hedging  instruments  to  establish  a  position  in the securities  markets as a temporary  substitute  for the  purchase of  individual securities  (long  hedging)  by buying  futures  and/or  calls on such  futures, broadly-based  indices or on securities.  It is possible that when the Fund does so the  market  might  decline.  If the Fund  then  concludes  not to  invest in securities  because of concerns  that the market  might  decline  further or for other reasons,  the Fund will realize a loss on the hedging  instruments that is not offset by a reduction in the price of the securities purchased.

               o Forward  Contracts.  Forward  contracts  are  foreign  currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to "lock in" the U.S. dollar price of a security  denominated in a foreign currency that the Fund has bought or sold, or to protect  against possible  losses from changes in the relative  values of the U.S.
               dollar and a foreign  currency.  The Fund limits its  exposure in foreign  currency  exchange  contracts  in a  particular  foreign currency to the amount of its assets denominated in that currency
               or  a  closely-correlated   currency.   The  Fund  may  also  use
               "cross-hedging"   where  the  Fund  hedges  against   changes  in
               currencies  other than the  currency in which a security it holds is denominated.

     Under a forward contract,  one party agrees to purchase,  and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the  contract  agreed upon by the  parties.  The transaction  price  is set at the time  the  contract  is  entered  into.  These contracts are traded in the inter-bank market conducted  directly among currency traders (usually large commercial banks) and their customers.

     The Fund may use forward  contracts to protect  against  uncertainty in the level of future exchange rates. The use of forward  contracts does not eliminate the risk of  fluctuations  in the prices of the  underlying  securities the Fund owns or intends  to  acquire,  but it does fix a rate of  exchange  in  advance.
Although  forward  contracts  may  reduce the risk of loss from a decline in the value of the hedged currency,  at the same time they limit any potential gain if the value of the hedged currency increases.

     When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign  currency,  or when it anticipates  receiving  dividend payments in a foreign  currency,  the Fund might  desire to  "lock-in"  the U.S.
dollar  price of the  security or the U.S.  dollar  equivalent  of the  dividend payments.  To do so,  the Fund  could  enter  into a  forward  contract  for the purchase or sale of the amount of foreign  currency  involved in the  underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency.
This is called a  "transaction  hedge." The  transaction  hedge will protect the
Fund against a loss from an adverse change in the currency exchange rates during the period  between the date on which the  security is  purchased  or sold or on which the payment is  declared,  and the date on which the  payments are made or received.

     The Fund could also use forward  contracts to lock in the U.S. dollar value of  portfolio  positions.  This is  called  a  "position  hedge."  When the Fund believes that foreign  currency might suffer a substantial  decline  against the
U.S.  dollar,  it could enter into a forward  contract to sell an amount of that foreign currency  approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency. When the Fund believes that the
U.S. dollar might suffer a substantial  decline against a foreign  currency,  it could enter into a forward  contract to buy that  foreign  currency  for a fixed dollar amount.  Alternatively,  the Fund could enter into a forward  contract to sell a different  foreign  currency for a fixed U.S.  dollar  amount if the Fund believes that the U.S. dollar value of the foreign  currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated.
That is referred to as a "cross hedge."

     The Fund will  cover  its short  positions  in these  cases by  identifying liquid assets on its books having a value equal to the  aggregate  amount of the
Fund's commitment under forward contracts.  The Fund will not enter into forward contracts or maintain a net exposure to such  contracts if the  consummation  of the contracts  would obligate the Fund to deliver an amount of foreign  currency in  excess of the  value of the  Fund's  portfolio  securities  or other  assets denominated  in that  currency  or another  currency  that is the subject of the hedge.

     However,  to avoid excess  transactions and transaction costs, the Fund may maintain  a net  exposure  to  forward  contracts  in excess of the value of the
Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency.
The cover must be at least equal at all times to the amount of that  excess.  As one  alternative,  the Fund may  purchase a call option  permitting  the Fund to purchase the amount of foreign  currency being hedged by a forward sale contract at a price no higher than the forward  contract price.  As another  alternative, the Fund may  purchase  a put option  permitting  the Fund to sell the amount of foreign currency  subject to a forward  purchase  contract at a price as high or higher than the forward contract price.

     The precise  matching of the amounts under forward  contracts and the value of the securities  involved  generally  will not be possible  because the future value  of  securities  denominated  in  foreign  currencies  will  change  as  a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases the Manager might decide to sell the
security  and  deliver  foreign   currency  to  settle  the  original   purchase
obligation.  If the  market  value of the  security  is less than the  amount of foreign  currency  the Fund is  obligated  to  deliver,  the Fund  might have to purchase  additional  foreign  currency on the "spot"  (that is, cash) market to settle the security trade.  If the market value of the security  instead exceeds the amount of foreign  currency  the Fund is  obligated to deliver to settle the trade,  the Fund  might  have to sell on the  spot  market  some of the  foreign currency  received  upon  the sale of the  security.  There  will be  additional transaction costs on the spot market in those cases.

     The  projection  of  short-term  currency  market  movements  is  extremely difficult,  and the  successful  execution of a short-term  hedging  strategy is highly uncertain.  Forward contracts involve the risk that anticipated  currency movements will not be accurately  predicted,  causing the Fund to sustain losses on these contracts and to pay additional  transactions costs. The use of forward contracts  in this  manner  might  reduce  the Fund's  performance  if there are unanticipated  changes in currency  prices to a greater  degree than if the Fund had not entered into such contracts.

     At or before the maturity of a forward contract  requiring the Fund to sell a currency,  the Fund might sell a portfolio  security and use the sale proceeds to make delivery of the currency.  In the  alternative the Fund might retain the security  and offset its  contractual  obligation  to deliver  the  currency  by purchasing a second contract.  Under that contract the Fund will obtain,  on the same  maturity  date,  the same amount of the  currency  that it is obligated to deliver.  Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same  amount of the same  currency  on the  maturity  date of the first contract.  The Fund would  realize a gain or loss as a result of  entering  into such an offsetting forward contract under either circumstance.  The gain or loss will  depend on the  extent  to which the  exchange  rate or rates  between  the currencies  involved moved between the execution dates of the first contract and offsetting contract.

     The costs to the Fund of engaging in forward  contracts varies with factors such as the  currencies  involved,  the  length of the  contract  period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal  basis,  no  brokerage  fees or  commissions  are  involved.
Because these  contracts  are not traded on an exchange,  the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign  currencies into U.S. dollars on a daily basis.  The Fund may convert foreign  currency from time to time, and will incur  costs in doing  so.  Foreign  exchange  dealers  do not  charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various  currencies.  Thus, a dealer might offer to sell a foreign  currency  to the Fund at one  rate,  while  offering  a lesser  rate of  exchange  if the Fund  desires to resell  that  currency to the dealer.

               o  Interest  Rate  Swap  Transactions.  The Fund can  enter  into interest rate swap agreements. In an interest rate swap, the Fund and  another  party  exchange  their  right to  receive  or their obligation to pay interest on a security. For example, they might swap the right to receive  floating  rate payments for fixed rate payments.  The Fund can enter into swaps only on securities  that it owns or as a hedge against a basket of securities  held by the
               Fund that the  Manager  deems to be closely  correlated  with the swap transaction. The Fund will not enter into swaps with respect to more  than  25% of its  total  assets.  Also,  the  Fund  will identify  on its  books  liquid  assets  (such  as  cash  or U.S.
               government  securities)  to cover any  amounts it could owe under swaps that exceed the  amounts it is entitled to receive,  and it will adjust that amount daily, as needed.

     Swap agreements  entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the  Fund  under a swap  agreement  will be  greater  than  the  payments  it received.  Credit risk arises from the possibility  that the  counterparty  will default. If the counterparty  defaults,  the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received.  The
Manager  will  monitor  the  creditworthiness  of  counterparties  to the Fund's interest rate swap transactions on an ongoing basis.

     The Fund can  enter  into swap  transactions  with  certain  counterparties pursuant to master netting agreements.  A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral  agreement.  If amounts are payable on a  particular  date in the same currency in respect of one or more swap transactions, the amount payable on that date in that  currency  shall be the net amount.  In  addition,  the master netting  agreement  may provide that if one party  defaults  generally or on one swap,  the  counterparty  can terminate all of the swaps with that party.  Under these  agreements,  if a default results in a loss to one party,  the measure of that  party's  damages is  calculated  by  reference  to the  average  cost of a replacement  swap for each swap. It is measured by the  mark-to-market  value at the time of the  termination of each swap. The gains and losses on all swaps are then netted, and the result is the  counterparty's  gain or loss on termination.
The  termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

               o  Swaption  Transactions.  The Fund may  enter  into a  swaption transaction,  which is a  contract  that  grants the  holder,  in return for payment of the purchase  price (the  "premium") of the option,  the  right,  but not the  obligation,  to enter  into an interest rate swap at a preset rate within a specified  period of time, with the writer of the contract. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap.  Unrealized gains/losses on swaptions are reflected in investment  assets and investment  liabilities  in the  Fund's  statement  of  financial condition.

     o  Regulatory  Aspects  of Hedging  Instruments.  The  Commodities  Futures
Trading  Commission  (the "CFTC")  recently  eliminated  limitations  on futures trading by certain regulated entities including registered  investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Fund claims an exclusion from regulation as a commodity pool operator.  The Fund has claimed such an exclusion from registration as a commodity pool operator under the Commodity  Exchange Act
("CEA").  The Fund may use futures  and  options  for  hedging  and  non-hedging purposes to the extent consistent with its investment  objective,  internal risk management  guidelines  adopted by the Fund's investment advisor (as they may be amended from time to time), and as otherwise set forth in the Fund's  prospectus or this statement of additional information.

     Transactions in options by the Fund are subject to limitations  established by the option exchanges.  The exchanges limit the maximum number of options that may be  written or held by a single  investor  or group of  investors  acting in concert.  Those limits apply  regardless  of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities,  including other investment  companies having the same  adviser as the Fund (or an adviser  that is an affiliate of the Fund's adviser). The exchanges also impose position limits on futures transactions.  An exchange  may order the  liquidation  of  positions  found to be in violation of those limits and may impose certain other sanctions.

     Under the Investment Company Act, when the Fund purchases a future, it must maintain cash or readily  marketable  short-term  debt  instruments in an amount equal to the market  value of the  securities  underlying  the future,  less the margin deposit applicable to it.

               o Tax Aspects of Certain  Hedging  Instruments.  Certain  foreign currency  exchange  contracts  in which the Fund may  invest  are treated as "Section 1256  contracts"  under the Internal  Revenue
               Code.  In  general,  gains or losses  relating  to  Section  1256 contracts are  characterized  as 60% long-term and 40% short-term capital gains or losses under the Code. However, foreign currency gains or losses  arising  from Section  1256  contracts  that are forward  contracts  generally  are treated as ordinary  income or loss. In addition, Section 1256 contracts held by the Fund at the end of each taxable year are  "marked-to-market,"  and unrealized gains or losses are treated as though they were  realized.  These
               contracts   also  may  be   marked-to-market   for   purposes  of
               determining  the  excise tax  applicable  to  investment  company distributions  and for  other  purposes  under  rules  prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt those transactions from this  marked-to-market treatment.

     Certain  forward  contracts the Fund enters into may result in  "straddles"
for Federal income tax purposes. The straddle rules may affect the character and timing  of gains  (or  losses)  recognized  by the Fund on  straddle  positions.
Generally,  a loss  sustained  on the  disposition  of a  position  making  up a straddle is allowed  only to the extent that the loss  exceeds any  unrecognized gain in the  offsetting  positions  making up the straddle.  Disallowed  loss is generally  allowed  at the  point  where  there is no  unrecognized  gain in the offsetting  positions  making up the  straddle,  or the  offsetting  position is disposed of.

               Under the Internal  Revenue Code,  the following  gains or losses are treated as ordinary income or loss:

               (1) gains or losses  attributable  to  fluctuations  in  exchange rates that occur  between the time the Fund  accrues  interest or other  receivables  or  accrues  expenses  or  other  liabilities denominated in a foreign  currency and the time the Fund actually collects such receivables or pays such liabilities, and

               (2) gains or losses  attributable to fluctuations in the value of a foreign  currency  between  the date of  acquisition  of a debt security  denominated in a foreign  currency or foreign  currency forward contracts and the date of disposition.

     Currency  gains and losses are offset  against  market  gains and losses on each  trade  before  determining  a net  "Section  988"  gain or loss  under the
Internal Revenue Code for that trade,  which may increase or decrease the amount of the Fund's investment income available for distribution to its shareholders.

               |X|  Temporary  Defensive  and Interim  Investments.  When market conditions are unstable,  or the Manager believes it is otherwise appropriate to reduce holdings in stocks,  the Fund can invest in a variety of debt securities for defensive purposes. The Fund can also purchase  these  securities  for liquidity  purposes to meet cash needs due to the redemption of Fund shares, or to hold while waiting  to  reinvest  cash  received  from  the  sale  of  other portfolio securities.  The Fund's temporary defensive investments can include the  following  short-term  (maturing  in one year or less) dollar-denominated debt obligations:

               o obligations issued or guaranteed by the U. S. government or its instrumentalities or agencies,

               o commercial paper  (short-term,  unsecured  promissory notes) of domestic or foreign companies,

               o debt obligations of domestic or foreign corporate issuers,

               o  certificates  of deposit and bankers'  acceptances of domestic and foreign  banks  having  total assets in excess of $1 billion,
               and

               o repurchase agreements.

     Short-term debt securities would normally be selected for defensive or cash management  purposes  because they can normally be disposed of quickly,  are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

Investment Restrictions

               |X| What Are  "Fundamental  Policies?"  Fundamental  policies are
               those   policies   that  the  Fund  has  adopted  to  govern  its
               investments  that can be changed only by the vote of a "majority"
               of the Fund's outstanding voting securities. Under the Investment
               Company  Act,  a  "majority"  vote is  defined as the vote of the holders of the lesser of:

               o 67% or more of the shares  present or represented by proxy at a shareholder  meeting,  if the  holders  of more  than  50% of the outstanding shares are present or represented by proxy, or

               o more than 50% of the outstanding shares.

     The Fund's  investment  objective is a fundamental  policy.  Other policies described in the  Prospectus  or this  Statement of Additional  Information  are
"fundamental"  only if they are identified as such. The Fund's Board of Trustees can change  non-fundamental  policies  without  shareholder  approval.  However, significant  changes to investment  policies will be described in supplements or updates to the  Prospectus  or this  Statement  of  Additional  Information,  as appropriate.  The Fund's most significant  investment  policies are described in the Prospectus.

               |X| Does the  Fund  Have  Additional  Fundamental  Policies?  The
               following investment restrictions are fundamental policies of the
               Fund.

               o The Fund cannot buy securities  issued or guaranteed by any one issuer if more than 5% of its total  assets  would be invested in securities  of that  issuer or it would then own more than 10% of that issuer's voting securities. This limit applies to 75% of the
               Fund's  total  assets.  The limit  does not  apply to  securities issued  by  the  U.S.  government  or  any  of  its  agencies  or instrumentalities, or securities of other investment companies.

               o The Fund cannot  invest 25% or more of its total  assets in any one industry.  That limit does not apply to securities  issued or
               guaranteed   by  the  U.S.   government   or  its   agencies  and
               instrumentalities.  Each  foreign  government  is  treated  as an
               "industry"  and utilities  are divided  according to the services they provide.

               o The Fund cannot  borrow  money in excess of 331/3% of the value of its total assets (including the amount borrowed). The Fund may borrow only from banks and/or  affiliated  investment  companies.
               With respect to this fundamental policy, the Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act of 1940.

               o The Fund  cannot  make  loans  except  (a)  through  lending of securities,  (b) through  the  purchase  of debt  instruments  or similar  evidences  of  indebtedness,  (c) through an  inter-fund lending  program with other  affiliated  funds,  provided that no such  loan may be made if,  as a result,  the  aggregate  of such loans  would  exceed  33 1/3% of the  value of its  total  assets
               (taken  at  market  value  at the  time of such  loans),  and (d)
               through repurchase agreements.

               o The Fund cannot invest in real estate,  physical commodities or commodity  contracts.  However,  the Fund may: (1) invest in debt securities secured by real estate or interests in real estate, or issued by companies,  including  real estate  investment  trusts, that  invest in real  estate or  interests  in real  estate;  (2)
               invest  in  hedging  instruments  permitted  by any of its  other investment  policies;  and  (3) buy and  sell  options,  futures, securities  or other  instruments  backed  by, or the  investment return from which is linked to changes in the price of,  physical commodities or currencies.

               o The Fund cannot  underwrite  securities of other  companies.  A permitted  exception is in case it is deemed to be an underwriter under the  Securities  Act of 1933 when  reselling any securities held in its own portfolio.

               o The Fund cannot issue  "senior  securities,"  but this does not prohibit  certain  investment  activities for which assets of the
               Fund are  designated  as  segregated,  or margin,  collateral  or
               escrow  arrangements  are  established,   to  cover  the  related
               obligations.  Examples  of  those  activities  include  borrowing
               money,  reverse  repurchase   agreements,   delayed-delivery  and
               when-issued  arrangements for portfolio securities  transactions, and contracts to buy or sell  derivatives,  hedging  instruments, options or futures.

     Unless the  Prospectus or this Statement of Additional  Information  states that a percentage  restriction  applies on an ongoing basis,  it applies only at the time the Fund  makes an  investment  (except  in the case of  borrowing  and investments in illiquid  securities).  The Fund need not sell securities to meet the percentage limits if the value of the investment  increases in proportion to the size of the Fund.

               |X| Does  the  Fund  Have  Additional  Restrictions  That Are Not
               "Fundamental" Policies?

     The Fund has additional  operating  policies,  which are stated below, that are not "fundamental," and which can be changed by the Board of Trustees without shareholder approval.

               o The Fund cannot invest in the  securities  of other  registered investment  companies or  registered  unit  investment  trusts in reliance on  sub-paragraph  (F) or (G) of Section 12(d)(1) of the
               Investment Company Act of 1940.

     For purposes of the Fund's policy not to concentrate its  investments,  the
Fund has adopted the  industry  classifications  set forth in Appendix B to this
Statement of Additional Information. This is not a fundamental policy.

How the Fund is Managed

               Organization  and History.  The Fund is an open-end,  diversified
               management   investment  company  with  an  unlimited  number  of
               authorized shares of beneficial interest.  The Fund was organized as a Massachusetts business trust in 1989.

     The Fund is  governed  by a Board of  Trustees,  which is  responsible  for protecting the interests of shareholders  under  Massachusetts law. The Trustees meet periodically  throughout the year to oversee the Fund's activities,  review its performance, and review the actions of the Manager.

               Classes  of  Shares.   The  Trustees  are   authorized,   without
               shareholder approval, to create new series and classes of shares.
               The  Trustees  may  reclassify  unissued  shares of the Fund into additional  series or classes of shares.  The  Trustees  also may divide or combine  the shares of a class into a greater or lesser number of shares without  changing the  proportionate  beneficial interest  of a  shareholder  in the  Fund.  Shares  do  not  have cumulative  voting rights or preemptive or  subscription  rights.
               Shares  may  be  voted  in  person  or by  proxy  at  shareholder meetings.

     The Fund  currently has five classes of shares:  Class A, Class B, Class C,
Class N and Class Y. All classes invest in the same investment  portfolio.  Only retirement  plans  may  purchase  Class N  shares.  Only  certain  institutional investors may elect to purchase Class Y shares. Each class of shares:

               o has its own dividends and distributions,

               o pays certain  expenses which may be different for the different classes,

               o may have a different net asset value,

               o may have separate  voting rights on matters in which  interests of one class are different from interests

               of another class, and

               o votes as a class on matters that affect that class alone.

     Shares are freely  transferable,  and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted  to the vote of  shareholders.  Each share of the Fund  represents  an interest in the Fund  proportionately  equal to the interest of each other share of the same class.

               Meetings of Shareholders.  As a Massachusetts business trust, the
               Fund is not required to hold, and does not plan to hold,  regular annual meetings of shareholders,  but may do so from time to time on important  matters or when required to do so by the Investment
               Company Act or other applicable law. Shareholders have the right, upon a vote  or  declaration  in  writing  of  two-thirds  of the outstanding  shares of the Fund,  to remove a Trustee  or to take other action described in the Fund's Declaration of Trust.

     The Trustees will call a meeting of  shareholders to vote on the removal of a  Trustee  upon  the  written  request  of  the  record  holders  of 10% of its outstanding  shares.  If the  Trustees  receive  a  request  from  at  least  10 shareholders  stating that they wish to communicate  with other  shareholders to request a meeting to remove a Trustee,  the  Trustees  will then either make the
Fund's shareholder list available to the applicants or mail their  communication to all other shareholders at the applicants'  expense.  The shareholders  making the request  must have been  shareholders  for at least six months and must hold shares of the Fund valued at $25,000 or more or  constituting at least 1% of the
Fund's outstanding  shares. The Trustees may also take other action as permitted by the Investment Company Act.

               Shareholder  and Trustee  Liability.  The Fund's  Declaration  of
               Trust  contains an express  disclaimer of  shareholder or Trustee liability  for  the  Fund's  obligations.  It also  provides  for indemnification  and  reimbursement of expenses out of the Fund's property  for any  shareholder  held  personally  liable  for its obligations.  The  Declaration  of Trust  also  states  that upon request,  the Fund  shall  assume  the  defense of any claim made against a  shareholder  for any act or obligation of the Fund and shall  satisfy  any  judgment on that  claim.  Massachusetts  law permits a shareholder  of a business  trust (such as the Fund) to
               be  held   personally   liable  as  a  "partner"   under  certain
               circumstances.  However,  the risk that a Fund  shareholder  will incur financial loss from being held liable as a "partner" of the
               Fund is limited to the relatively  remote  circumstances in which the Fund would be unable to meet its obligations.

     The Fund's  contractual  arrangements  state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of
Trust to look solely to the assets of the Fund for  satisfaction of any claim or demand  that may arise out of any  dealings  with the  Fund.  Additionally,  the
Trustees  shall have no personal  liability  to any such  person,  to the extent permitted by law.

               Board of Trustees and Oversight Committees.  The Fund is governed by a Board of Trustees,  which is responsible  for protecting the interests of shareholders  under  Massachusetts law. The Trustees meet  periodically  throughout  the year to  oversee  the  Fund's activities, review its performance, and review the actions of the
               Manager.

     The Board of Trustees  has an Audit  Committee,  a Review  Committee  and a
Governance  Committee.  The Audit  Committee is comprised  solely of Independent
Trustees.  The members of the Audit Committee are Edward L. Cameron  (Chairman),
George C.  Bowen,  Robert J.  Malone  and F.  William  Marshall,  Jr.  The Audit
Committee held six meetings during the fiscal year ended September 30, 2004. The
Audit Committee furnishes the Board with recommendations regarding the selection of the Fund's independent auditors.  Other main functions of the Audit Committee include,  but are not  limited  to:  (i)  reviewing  the  scope and  results  of financial  statement audits and the audit fees charged;  (ii) reviewing  reports from the Fund's independent  auditors  regarding the Fund's internal  accounting procedures and controls;  (iii)  reviewing  reports from the Manager's  Internal
Audit Department;  (iv) maintaining a separate line of communication between the
Fund's independent auditors and its Independent Trustees; and (v) exercising all other  functions  outlined in the Audit  Committee  Charter,  including  but not limited to reviewing the independence of the Fund's independent auditors and the pre-approval of the performance by the Fund's independent  auditors of any audit and non-audit service,  including tax service,  for the Fund and the Manager and certain  affiliates of the Manager that is not prohibited by the  Sarbanes-Oxley
Act.

     The members of the Review Committee are Jon S. Fossel (Chairman), Robert G.
Avis, Sam Freedman, and Beverly Hamilton. The Review Committee held six meetings during the fiscal year ended  September  30, 2004.  Among other  functions,  the
Review  Committee  reviews  reports  and  makes  recommendations  to  the  Board concerning  the fees paid to the Fund's  transfer  agent and the Manager and the services provided to the Fund by the transfer agent and the Manager.  The Review
Committee  also  reviews the Fund's  investment  performance  and  policies  and procedures  adopted by the Fund to comply with Investment  Company Act and other applicable law.

     The  members of the  Governance  Committee  are Robert  Malone  (Chairman),
William Armstrong,  Beverly Hamilton and F. William Marshall, Jr. Each member of the Committee is independent,  meaning each person is not an "interested person"
as  defined  in  the  Investment  Company  Act.  The  Governance  Committee  was
established  in August  2004 and did not hold any  meetings  during  the  Fund's fiscal year ended  September 30, 2004. The  Governance  Committee is expected to consider general governance matters, including a formal process for shareholders to send  communications  to the Board and the  qualifications  of candidates for
board  positions  including   consideration  of  any  candidate  recommended  by
shareholders.

     The  Governance  Committee has not yet adopted a charter,  but  anticipates that  it  will  do so by the  end of  this  calendar  year.  The  Committee  has temporarily  adopted  the  process  previously  adopted  by the Audit  Committee regarding shareholder  submission of nominees for board positions.  Shareholders may submit names of individuals,  accompanied by complete and properly supported
resumes,   for  the  Governance   Committee's   consideration  by  mailing  such
information  to the  Committee in care of the Fund.  The  Committee may consider such  persons  at such  time as it  meets to  consider  possible  nominees.  The
Committee,  however,  reserves sole  discretion to determine the  candidates for trustees and independent  trustees to recommend to the Board and/or shareholders and may identify  candidates  other than those  submitted by  shareholders.  The
Committee  may,  but need not,  consider  the advice and  recommendation  of the
Manager and its  affiliates  in  selecting  nominees.  The full Board elects new trustees except for those instances when a shareholder vote is required.

     Shareholders  who  desire  to  communicate  with the Board  should  address correspondence to the Board of Trustees of Oppenheimer Strategic Income Fund, or
to an individual Trustee c/o the Secretary of the Fund at 6803 South Tucson Way,
Centennial,  CO 80112 and may  submit  their  correspondence  electronically  at
www.opppenheimerfunds.com under the caption "contact us". If your correspondence is intended for a particular  Trustee,  please  indicate the name of the Trustee for whom it is intended. The sender should indicate in the address whether it is intended for the entire Board,  the  Independent  Trustees as a group,  or to an individual  Trustee.  The  Governance  Committee  will  consider  if a different process should be recommended to the Board.

               Trustees and Officers of the Fund. Except for Mr. Murphy, each of the  Trustees are  "Independent  Trustees"  under the  Investment
               Company Act. Mr. Murphy is an "Interested Trustee," because he is affiliated  with the  Manager  by virtue of his  positions  as an officer and director of the Manager,  and as a shareholder of its parent  company.  Mr. Murphy was elected as a Trustee of the Fund with the  understanding  that in the  event he  ceases  to be the chief  executive  officer  of the  Manager,  he will  resign as a trustee of the Fund and the other Board II Funds (defined  below)
               for which he is a trustee or director.

     The Fund's Trustees and officers and their positions held with the Fund and length of  service  in such  position(s)  and their  principal  occupations  and business  affiliations during the past five years are listed in the chart below.
The information for the Trustees also includes the dollar range of shares of the
Fund as well as the aggregate dollar range of shares  beneficially  owned in any of the Oppenheimer funds overseen by the Trustees.  All of the Trustees are also trustees  or  directors  of the  following  Oppenheimer  funds  (except  for Ms.
Hamilton and Mr.  Malone,  who are not Trustees of Oppenheimer  Senior  Floating
Rate Fund) (referred to as "Board II Funds"):

Oppenheimer Cash Reserves             Oppenheimer Principal Protected Trust III
Oppenheimer Champion Income Fund      Oppenheimer Real Asset Fund
Oppenheimer Capital Income Fund       Oppenheimer Senior Floating Rate Fund
Oppenheimer Equity Fund, Inc.         Oppenheimer Strategic Income Fund
Oppenheimer High Yield Fund           Oppenheimer Variable Account Funds
Oppenheimer International Bond Fund   Panorama Series Fund, Inc.
Oppenheimer Integrity Funds
Oppenheimer Limited-Term Government Fund Centennial America Fund, L. P.
Oppenheimer Main Street Funds, Inc.      Centennial California Tax Exempt Trust
Oppenheimer Main Street Opportunity Fund Centennial Government Trust
Oppenheimer Main Street Small Cap Fund   Centennial Money Market Trust
Oppenheimer Municipal Fund               Centennial New York Tax Exempt Trust
Oppenheimer Principal Protected Trust    Centennial Tax Exempt Trust
Oppenheimer Principal Protected Trust II

     Present or former  officers,  directors,  trustees and employees (and their immediate  family  members) of the Fund,  the Manager  and its  affiliates,  and retirement  plans  established  by them for their  employees  are  permitted  to purchase Class A shares of the Fund and the other Oppenheimer funds at net asset value without  sales  charge.  The sales charges on Class A shares is waived for
that  group  because  of  the  economies  of  sales  efforts   realized  by  the
Distributor.

     Messrs.  Gillespie,  Miao, Murphy,  Petersen,  Vottiero,  Wixted,  Zack and
Steinmetz  and  Mses.  Bloomberg,  Ives and Lee who are  officers  of the  Fund, respectively  hold the same offices with one or more of the other Board II Funds as with the Fund. As of October 29, 2004, the Trustees and officers of the Fund, as a group, owned of record or beneficially less than 1% of each class of shares of the Fund. The foregoing  statement does not reflect  ownership of shares held of record by an employee  benefit plan for employees of the Manager,  other than the shares beneficially owned under that plan by the officers of the Fund listed above.  In  addition,  each  Independent  Trustee  (and their  immediate  family members) do not own securities of either the Manager or Distributor of the Board
II Funds or any person  directly or  indirectly  controlling,  controlled  by or under common control with the Manager or Distributor.

     The  address of each  Trustee  in the chart  below is 6803 S.  Tucson  Way,
Centennial, CO 80112-3924. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

---------------------------------------------------------------------------------------------------------------------------
                                                   Independent Trustees
---------------------------------------------------------------------------------------------------------------------------
------------------------------ ----------------------------------------------------------- --------------- ----------------
Name,                          Principal Occupation(s) During Past 5 Years;                Dollar Range    Aggregate
                                                                                                           Dollar Range
                                                                                                           Of Shares
                                                                                                           Beneficially
                                                                                                           Owned in Any
                                                                                           of Shares       of the
Position(s) Held with Fund,    Other Trusteeships/Directorships Held by Trustee;           Beneficially    Oppenheimer
Length of Service,             Number of Portfolios in Fund Complex Currently Overseen     Owned in the    Funds Overseen
Age                            by Trustee                                                  Fund            by Trustee
------------------------------ ----------------------------------------------------------- --------------- ----------------
------------------------------ ----------------------------------------------------------- --------------------------------

                                                                                               As of December 31, 2003

------------------------------ ----------------------------------------------------------- --------------------------------
------------------------------ ----------------------------------------------------------- --------------- ----------------

William L. Armstrong,          Chairman  of  the  following   private   mortgage  banking   None             Over $100,000
Chairman of the Board since    companies:  Cherry Creek  Mortgage  Company  (since 1991),
2004 and Trustee since 1999    Centennial  State Mortgage  Company  (since 1994),  The El
Age: 67                        Paso Mortgage  Company (since 1993),  Transland  Financial
                               Services,  Inc.  (since  1997);  Chairman of the following private  companies:  Great Frontier  Insurance  (insurance agency) (since 1995),  Ambassador  Media  Corporation  and
                               Broadway   Ventures   (since  1984);  a  director  of  the
                               following public  companies:  Helmerich & Payne, Inc. (oil and gas  drilling/production  company)  (since  1992)  and
                               UNUMProvident   (insurance   company)  (since  1991).  Mr.
                               Armstrong  is also a  Director/Trustee  of Campus  Crusade
                               for  Christ  and  the  Bradley   Foundation.   Formerly  a
                               director of the following:  Storage Technology Corporation
                               (a    publicly-held     computer     equipment    company)
                               (1991-February    2003),    and    International    Family
                               Entertainment  (television channel) (1992-1997),  Frontier
                               Real  Estate,  Inc.  (residential  real estate  brokerage)
                               (1994-1999),  and Frontier Title (title insurance  agency)
                               (1995-June  1999); a U.S.  Senator  (January  1979-January
                               1991).  Oversees  39  portfolios  in the  OppenheimerFunds complex.

------------------------------ ----------------------------------------------------------- --------------- ----------------
------------------------------ ----------------------------------------------------------- --------------- ----------------

Robert G. Avis,                Formerly,  Director and President of A.G. Edwards Capital,  None               Over $100,000
Trustee since 1993             Inc.  (General  Partner of private  equity  funds)  (until
Age: 73                        February  2001);  Chairman,  President and Chief Executive
                               Officer of A.G. Edwards Capital,  Inc. (until March 2000);
                               Vice Chairman and Director of A.G. Edwards,  Inc. and Vice
                               Chairman  of A.G.  Edwards  & Sons,  Inc.  (its  brokerage company  subsidiary) (until March 1999);  Chairman of A.G.
                               Edwards   Trust  Company  and  A.G.E.   Asset   Management
                               (investment  advisor)  (until March 1999);  and a Director
                               (until  March  2000)  of  A.G.  Edwards  & Sons  and  A.G.
                               Edwards  Trust  Company.  Oversees  39  portfolios  in the
                               OppenheimerFunds complex.

------------------------------ ----------------------------------------------------------- --------------- ----------------
------------------------------ ----------------------------------------------------------- --------------- ----------------

George C. Bowen,               Formerly  Assistant  Secretary  and a  director  (December  $10,001 - $50,000   Over $100,000
Trustee since 1997             1991-April    1999)   of   Centennial   Asset   Management
Age: 68                        Corporation;  President,  Treasurer  and a director  (June
                               1989-April 1999) of Centennial Capital Corporation;  Chief
                               Executive Officer and a director of MultiSource  Services,
                               Inc. (March 1996-April  1999).  Until April 1999 Mr. Bowen
                               held  several   positions  in   subsidiary  or  affiliated
                               companies of the Manager.  Oversees 39  portfolios  in the
                               OppenheimerFunds complex.

------------------------------ ----------------------------------------------------------- --------------- ----------------
------------------------------ ----------------------------------------------------------- --------------- ----------------

Edward L. Cameron,             A  member  of The  Life  Guard  of  Mount  Vernon,  George  None             $50,001-$100,000
Trustee since 1999             Washington's  home (since June  2000).  Formerly  Director
Age: 66                        (March   2001-May  2002)  of  Genetic  ID,  Inc.  and  its
                               subsidiaries  (a  privately  held  biotech   company);   a
                               partner (July 1974-June 1999) with  PricewaterhouseCoopers
                               LLP (an accounting  firm);  and Chairman  (July  1994-June
                               1998)   of  Price   Waterhouse   LLP   Global   Investment
                               Management   Industry   Services   Group.    Oversees   39
                               portfolios in the OppenheimerFunds complex.

------------------------------ ----------------------------------------------------------- --------------- ----------------
------------------------------ ----------------------------------------------------------- --------------- ----------------

Jon S. Fossel,                 Director  (since  February  1998)  of Rocky  Mountain  Elk  None             Over $100,000
Trustee since 1990             Foundation  (a  not-for-profit   foundation);  a  director
Age: 62                        (since 1997) of Putnam Lovell Finance  (finance  company);
                               a  director  (since  June  2002)  of   UNUMProvident   (an
                               insurance   company).   Formerly   a   director   (October
                               1999-October  2003) of P.R.  Pharmaceuticals  (a privately held  company);  Chairman  and a director  (until  October
                               1996) and President  and Chief  Executive  Officer  (until
                               October 1995) of the Manager;  President,  Chief Executive
                               Officer   and  a   director   (until   October   1995)  of
                               Oppenheimer Acquisition Corp.,  Shareholders Services Inc.
                               and  Shareholder  Financial  Services,  Inc.  Oversees  39
                               portfolios in the OppenheimerFunds complex.

------------------------------ ----------------------------------------------------------- --------------- ----------------
------------------------------ ----------------------------------------------------------- --------------- ----------------

Sam Freedman,                  Director of Colorado Uplift (a non-profit  charity) (since  $10,001 - $50,000   Over $100,000
Trustee since 1996             September   1984).   Formerly  (until  October  1994)  Mr.
Age: 64                        Freedman   held  several   positions  in   subsidiary   or
                               affiliated   companies   of  the   Manager.   Oversees  39
                               portfolios in the OppenheimerFunds complex.

------------------------------ ----------------------------------------------------------- --------------- ----------------
------------------------------ ----------------------------------------------------------- --------------- ----------------

Beverly L. Hamilton,           Trustee of Monterey  International Studies (an educational  None            $50,001-$100,000
Trustee since 2002             organization)  (since  February  2000);  a director of The
Age: 58                        California   Endowment  (a   philanthropic   organization)
                               (since April 2002) and of  Community  Hospital of Monterey
                               Peninsula   (educational   organization)  (since  February
                               2002);  a  director  of  America  Funds  Emerging  Markets
                               Growth Fund (since October 1991) (an investment  company);
                               an advisor to Credit Suisse First Boston's  Sprout venture capital  unit.  Mrs.  Hamilton  also  is a  member  of the investment  committees of the  Rockefeller  Foundation and of  the  University  of  Michigan.  Formerly,  Trustee  of
                               MassMutual   Institutional   Funds  (open-end   investment
                               company)   (1996-May  2004);  a  director  of  MML  Series
                               Investment  Fund (April  1989-May  2004) and MML  Services
                               (April 1987-May 2004)  (investment  companies);  member of
                               the   investment   committee   (2000-2003)   of   Hartford
                               Hospital;  an advisor (2000-2003) to Unilever  (Holland)'s pension fund; and President (February  1991-April 2000) of
                               ARCO   Investment   Management   Company.    Oversees   38
                               portfolios in the OppenheimerFunds complex.

------------------------------ ----------------------------------------------------------- --------------- ----------------
------------------------------ ----------------------------------------------------------- --------------- ----------------

Robert J. Malone,              Chairman,  Chief Executive  Officer and Director of Steele  None            Over $100,000
Trustee since 2002             Street State Bank (a  commercial  banking  entity)  (since
Age: 60                        August  2003);  director of Colorado  UpLIFT (a non-profit organization)  (since 1986);  trustee  (since 2000) of the
                               Gallagher  Family  Foundation  (non-profit  organization).
                               Formerly,  Chairman of U.S. Bank-Colorado (a subsidiary of
                               U.S. Bancorp and formerly  Colorado  National Bank,) (July
                               1996-April  1, 1999),  a director of:  Commercial  Assets,
                               Inc.  (a  REIT)  (1993-2000),  Jones  Knowledge,  Inc.  (a
                               privately   held  company)   (2001-July   2004)  and  U.S.
                               Exploration,    Inc.    (oil    and    gas    exploration)
                               (1997-February   2004).  Oversees  38  portfolios  in  the
                               OppenheimerFunds complex.

------------------------------ ----------------------------------------------------------- --------------- ----------------
------------------------------ ----------------------------------------------------------- --------------- ----------------

F. William Marshall, Jr.,      Trustee of  MassMutual  Institutional  Funds  (since 1996)  None               Over $100,000
Trustee since 2000             and  MML  Series   Investment   Fund  (since  1987)  (both
Age: 62                        open-end   investment   companies)  and  the   Springfield
                               Library and Museum  Association (since 1995) (museums) and the Community  Music School of Springfield  (music school)
                               (since 1996); Trustee (since 1987),  Chairman of the Board
                               (since  2003) and  Chairman  of the  investment  committee
                               (since  1994)  for  the   Worcester   Polytech   Institute
                               (private  university);  and President and Treasurer (since
                               January  1999) of the SIS Fund (a  private  not for profit charitable  fund).  Formerly,  member  of  the  investment
                               committee   of  the   Community   Foundation   of  Western
                               Massachusetts  (1998 - 2003);  Chairman (January 1999-July
                               1999) of SIS & Family  Bank,  F.S.B.  (formerly  SIS Bank)
                               (commercial  bank); and Executive Vice President  (January
                               1999-July 1999) of Peoples Heritage  Financial Group, Inc.
                               (commercial   bank).   Oversees  39   portfolios   in  the
                               OppenheimerFunds complex.

------------------------------ ----------------------------------------------------------- --------------- ----------------
------------------------------------------------------------------------------------------ --------------------------------

         The address of Mr.
Murphy in the chart below
is Two World Financial
Center, 225 Liberty Street,
11th Floor, New York, NY
10281-1008. Mr. Murphy
serves for an indefinite
term, until his
resignation, death or
removal.

   Interested Trustee and
          Officer
------------------------------------------------------------------------------------------ --------------------------------
------------------------------ ----------------------------------------------------------- --------------- ----------------
Name,                          Principal Occupation(s) During Past 5 Years;                Dollar Range    Aggregate
                                                                                                           Dollar Range
                                                                                                           Of Shares
                                                                                                           Beneficially
                                                                                                           Owned in
                                                                                           of Shares       Any of the

Position(s) Held with Fund,    Other Trusteeships/Directorships Held by Trustee;           Beneficially    Oppenheimer
Length of Service,             Number of Portfolios in Fund Complex Currently Overseen     Owned in the    Funds Overseen
Age                            by Trustee                                                  Fund            by Trustee

------------------------------ ----------------------------------------------------------- --------------- ----------------
------------------------------ ----------------------------------------------------------- --------------------------------

                                                                                               As of December 31, 2003

------------------------------ ----------------------------------------------------------- --------------------------------
------------------------------ ----------------------------------------------------------- --------------- ----------------

John V. Murphy,                Chairman,  Chief  Executive  Officer and  director  (since  $10,001 - $50,000    Over $100,000
President and Trustee since    June 2001) and  President  (since  September  2000) of the
2001                           Manager;  President  and a  director  or  trustee of other
Age: 55                        Oppenheimer  funds;  President and a director  (since July
                               2001) of  Oppenheimer  Acquisition  Corp.  (the  Manager's
                               parent  holding  company) and of  Oppenheimer  Partnership
                               Holdings,  Inc.  (a  holding  company  subsidiary  of  the
                               Manager);    a   director   (since   November   2001)   of
                               OppenheimerFunds  Distributor,  Inc. (a  subsidiary of the
                               Manager);  Chairman  and a director  (since  July 2001) of
                               Shareholder  Services,  Inc. and of Shareholder  Financial
                               Services,   Inc.   (transfer  agent  subsidiaries  of  the
                               Manager);  President  and a director  (since July 2001) of
                               OppenheimerFunds   Legacy  Program  (a  charitable   trust
                               program  established  by the  Manager);  a director of the
                               following   investment   advisory   subsidiaries   of  the
                               Manager:   OFI  Institutional   Asset  Management,   Inc.,
                               Centennial   Asset   Management    Corporation,    Trinity
                               Investment  Management  Corporation  and  Tremont  Capital
                               Management,  Inc. (since November 2001), HarbourView Asset
                               Management  Corporation and OFI Private Investments,  Inc.
                               (since July 2001);  President (since November 1, 2001) and a director  (since  July 2001) of  Oppenheimer  Real Asset
                               Management,   Inc.;   Executive  Vice   President   (since
                               February  1997) of  Massachusetts  Mutual  Life  Insurance
                               Company (the Manager's parent company);  a director (since
                               June  1995)  of DLB  Acquisition  Corporation  (a  holding company that owns the shares of Babson Capital  Management
                               LLC);  a  member  of the  Investment  Company  Institute's
                               Board of Governors  (elected to serve from October 3, 2003 through  September 30, 2006).  Formerly,  Chief  Operating
                               Officer   (September   2000-June  2001)  of  the  Manager;
                               President  and trustee  (November  1999-November  2001) of
                               MML Series  Investment  Fund and MassMutual  Institutional
                               Funds   (open-end   investment   companies);   a  director
                               (September   1999-August  2000)  of  C.M.  Life  Insurance
                               Company;  President,  Chief Executive Officer and director
                               (September   1999-August  2000)  of  MML  Bay  State  Life
                               Insurance  Company;  a director (June  1989-June  1998) of
                               Emerald  Isle   Bancorp  and  Hibernia   Savings  Bank  (a
                               wholly-owned   subsidiary   of  Emerald   Isle   Bancorp).
                               Oversees  63   portfolios  as   Trustee/Director   and  21
                               additional  portfolios as Officer in the  OppenheimerFunds complex.

------------------------------ ----------------------------------------------------------- --------------- ----------------

         The address of the Officers in the chart below is as follows: for Messrs. Steinmetz, Zack, Gillespie and
Miao and Messes. Bloomberg and Lee, Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008, for
Messrs. Vandehey, Vottiero, Petersen and Wixted and Ms. Ives, 6803 S. Tucson Way, Centennial, CO 80112-3924.

---------------------------------------------------------------------------------------------------------------------------
                                                   Officers of the Fund
---------------------------------------------------------------------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------------------------
Name,                                   Principal Occupation(s) During Past 5 Years
Position(s) Held with Fund
Length of Service,
Age
--------------------------------------- -----------------------------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------------------------
Arthur P. Steinmetz,                    Senior Vice President of the Manager (since March 1993) and of HarbourView Asset

Vice President and Portfolio Manager    Management Corporation (since March 2000); an officer of 4 portfolios in the
since 1989                              OppenheimerFunds complex.
Age:  46

--------------------------------------- -----------------------------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------------------------

Mark S. Vandehey,                       Senior Vice President and Chief Compliance Officer (since March 2004) of the
Vice President and Chief Compliance     Manager; Vice President (since June 1983) of OppenheimerFunds Distributor, Inc.,
Officer since 2004                      Centennial Asset Management Corporation and Shareholder Services, Inc. Formerly
Age:  54                                (until February 2004) Vice President and Director of Internal Audit of
                                        OppenheimerFunds, Inc. An officer of 84 portfolios in the Oppenheimer funds complex.

--------------------------------------- -----------------------------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------------------------

Brian W. Wixted,                        Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer
Treasurer since 1999                    of HarbourView Asset Management Corporation, Shareholder Financial Services,
Age:  45                                Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation,
                                        and Oppenheimer Partnership Holdings, Inc. (since March 1999), of OFI Private
                                        Investments, Inc. (since March 2000), of OppenheimerFunds International Ltd. and
                                        OppenheimerFunds plc (since May 2000), of OFI Institutional Asset Management,
                                        Inc. (since November 2000), and of OppenheimerFunds Legacy Program (a Colorado
                                        non-profit corporation) (since June 2003); Treasurer and Chief Financial Officer
                                        (since May 2000) of OFI Trust Company (a trust company subsidiary of the
                                        Manager); Assistant Treasurer (since March 1999) of Oppenheimer Acquisition Corp.
                                        Formerly Assistant Treasurer of Centennial Asset Management Corporation (March
                                        1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003);
                                        Principal and Chief Operating Officer (March 1995-March 1999) at Bankers Trust
                                        Company-Mutual Fund Services Division. An officer of 84 portfolios in the
                                        OppenheimerFunds complex.

--------------------------------------- -----------------------------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------------------------

Brian Petersen,                         Assistant Vice President of the Manager since August 2002; formerly
Assistant Treasurer since 2004          Manager/Financial Product Accounting (November 1998-July 2002) of the Manager. An
Age: 34                                 officer of 84 portfolios in the OppenheimerFunds complex.

--------------------------------------- -----------------------------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------------------------

Philip Vottiero,                        Vice President/Fund Accounting of the Manager since March 2002. Formerly Vice
Assistant Treasurer since 2002          President/Corporate Accounting of the Manager (July 1999-March 2002) prior to
Age:  41                                which he was Chief Financial Officer at Sovlink Corporation (April 1996-June
                                        1999). An officer of 84 portfolios in the OppenheimerFunds complex.

--------------------------------------- -----------------------------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------------------------

Robert G. Zack,                         Executive Vice President (since January 2004) and General Counsel (since February
Vice President & Secretary              2002) of the Manager; General Counsel and a director (since November 2001) of the
since 2001                              Distributor; General Counsel (since November 2001) of Centennial Asset Management
Age:  56                                Corporation; Senior Vice President and General Counsel (since November 2001) of
                                        HarbourView Asset Management Corporation; Secretary and General Counsel (since
                                        November 2001) of Oppenheimer Acquisition Corp.; Assistant Secretary and a
                                        director (since October 1997) of OppenheimerFunds International Ltd. and
                                        OppenheimerFunds plc; Vice President and a director (since November 2001) of
                                        Oppenheimer Partnership Holdings, Inc.; a director (since November 2001) of
                                        Oppenheimer Real Asset Management, Inc.; Senior Vice President, General Counsel
                                        and a director (since November 2001) of Shareholder Financial Services, Inc.,
                                        Shareholder Services, Inc., OFI Private Investments, Inc. and OFI Trust Company;
                                        Vice President (since November 2001) of OppenheimerFunds Legacy Program; Senior
                                        Vice President and General Counsel (since November 2001) of OFI Institutional
                                        Asset Management, Inc.; a director (since June 2003) of OppenheimerFunds (Asia)
                                        Limited. Formerly Senior Vice President (May 1985-December 2003), Acting General
                                        Counsel (November 2001-February 2002) and Associate General Counsel (May
                                        1981-October 2001) of the Manager; Assistant Secretary of Shareholder Services,
                                        Inc. (May 1985-November 2001), Shareholder Financial Services, Inc. (November
                                        1989-November 2001); and OppenheimerFunds International Ltd. (October
                                        1997-November 2001). An officer of 84 portfolios in the OppenheimerFunds complex.

--------------------------------------- -----------------------------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------------------------

Kathleen T. Ives,                       Vice President (since June 1998) and Senior Counsel and Assistant Secretary
Assistant Secretary since 2001          (since October 2003) of the Manager; Vice President (since 1999) and Assistant
Age:  39                                Secretary (since October 2003) of the Distributor; Assistant Secretary (since
                                        October 2003) of Centennial Asset Management Corporation; Vice President and
                                        Assistant Secretary (since 1999) of Shareholder Services, Inc.; Assistant
                                        Secretary (since December 2001) of OppenheimerFunds Legacy Program and of
                                        Shareholder Financial Services, Inc.. Formerly an Assistant Counsel (August
                                        1994-October 2003) and Assistant Vice President of the Manager (August 1997-June
                                        1998). An officer of 84 portfolios in the OppenheimerFunds complex.

--------------------------------------- -----------------------------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------------------------

Dina C. Lee,                            Assistant Vice President and Assistant Counsel of the Manager (since December
Assistant Secretary since 2004          2000); formerly an attorney and Assistant Secretary of Van Eck Global (until
Age:  34                                December 2000). An officer of 84 portfolios in the OppenheimerFunds complex.

--------------------------------------- -----------------------------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------------------------

Lisa I. Bloomberg,                      Vice President and Associate Counsel of the Manager since May 2004; formerly
Assistant Secretary since 2004          First Vice President and Associate General Counsel of UBS Financial Services Inc.
Age:  36                                (formerly, PaineWebber Incorporated) (May 1999 - April 2004) prior to which she was an Associate at Skaden, Arps, Slate, Meagher & Flom, LLP (September 1996 -
                                        April 1999). An officer of 84 portfolios in the OppenheimerFunds complex.

--------------------------------------- -----------------------------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------------------------

Phillip S. Gillespie,                   Senior Vice President and Deputy General Counsel of the Manager since September
Assistant Secretary since 2004          2004. Formerly Mr. Gillespie held the following positions at Merrill Lynch
Age:  40                                Investment Management: First Vice President (2001-September 2004); Director (from
                                        2000) and Vice President (1998-2000). An officer of 74 portfolios in the
                                        OppenheimerFunds complex.

--------------------------------------- -----------------------------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------------------------

Wayne Miao,                             Assistant Vice President and Assistant Counsel of the Manager since June 2004.
Assistant Secretary since 2004          Formerly an Associate with Sidley Austin Brown & Wood LLP (September 1999 - May
Age:  31                                2004). An officer of 74 portfolios in the OppenheimerFunds complex.

--------------------------------------- -----------------------------------------------------------------------------------

               Remuneration of Trustees. The officers of the Fund and Mr. Murphy
               (who is an officer and Trustee of the Fund) are  affiliated  with the  Manager  and  receive  no salary  or fee from the Fund.  The remaining  Trustees of the Fund received the  compensation  shown below from the Fund with respect to the Fund's  fiscal year ended
               September 30, 2004. The compensation  from all 38 of the Board II
               Funds (including the Fund) represents  compensation  received for serving as a director or trustee  and member of a  committee  (if applicable) of the boards of those funds during the calendar year ended December 31, 2003.

---------------------------------------------- --------------------------------------------------------------------

Trustee Name and Other Fund Position(s) (as      Aggregate Compensation from     Total Compensation From Fund and
applicable)                                                 Fund1                 Fund Complex Paid to Trustees*

---------------------------------------------- --------------------------------------------------------------------
-------------------------------------------------- --------------------------------- ------------------------------

William L. Armstrong                                           $24,058                         $118,649
Chairman of the Board of Trustees and Governance
Committee member

-------------------------------------------------- --------------------------------- ------------------------------
-------------------------------------------------- --------------------------------- ------------------------------

Robert G. Avis                                                 $15,781                         $101,499
Review Committee Member

-------------------------------------------------- --------------------------------- ------------------------------
-------------------------------------------------- --------------------------------- ------------------------------

George C. Bowen                                                $15,781                         $101,499
Audit Committee Member

-------------------------------------------------- --------------------------------- ------------------------------
-------------------------------------------------- --------------------------------- ------------------------------

Edward L. Cameron                                              $18,162                         $115,503
Audit Committee Chairman

-------------------------------------------------- --------------------------------- ------------------------------
-------------------------------------------------- --------------------------------- ------------------------------

Jon S. Fossel                                                  $18,162                         $115,503
Review Committee Chairman

-------------------------------------------------- --------------------------------- ------------------------------
-------------------------------------------------- --------------------------------- ------------------------------

Sam Freedman                                                   $15,781                         $101,499

Review Committee Member
-------------------------------------------------- --------------------------------- ------------------------------
-------------------------------------------------- --------------------------------- ------------------------------

Beverly Hamilton                                              $15,781 2                      $150,542 3,4
Review Committee Member and Governance Committee
Member

-------------------------------------------------- --------------------------------- ------------------------------
-------------------------------------------------- --------------------------------- ------------------------------

Robert J. Malone
Governance Committee Chairman and Audit                       $15,781 5                        $100,1793
Committee Member

-------------------------------------------------- --------------------------------- ------------------------------
-------------------------------------------------- --------------------------------- ------------------------------

F. William Marshall, Jr.                                       $15,781                         $149,4996
Audit Committee Member and Governance Committee
Member

-------------------------------------------------- --------------------------------- ------------------------------

               Effective  December 15, 2003,  James C. Swain retired as Director from the Board II Funds.  For the fiscal year ended September 30,
               2004, Mr. Swain received $6,556 aggregate  compensation  from the
               Fund.  For the calendar year ended  December 31, 2003,  Mr. Swain received $178,000 total  compensation from all of the Oppenheimer funds for which he served as Trustee/Director.

               1. "Aggregate  Compensation from Fund" includes fees and deferred compensation, if any, for a Trustee.

               2. Includes  $15,781  deferred under Deferred  Compensation  plan described below.

               3.  Compensation for Mrs. Hamilton and Mr. Malone was paid by all the Board II Funds,  with the  exception  of  Oppenheimer  Senior
               Floating  Rate  Fund for  which  they  currently  do not serve as
               Trustees (total of 37 Oppenheimer funds).

               4.  Includes  $50,363  compensation  (of which 100% was  deferred under a deferred  compensation  plan) paid to Mrs.  Hamilton  for serving as a Trustee by two open-end  investment  companies (Mass
               Mutual  Institutional  Funds and MML Series  Investment Fund) the
               investment  adviser for which is the indirect  parent  company of the Fund's Manager. The Manager also serves as the Sub-Advisor to the MassMutual  International Equity Fund, a series of MassMutual
               Institutional Funds.

               5. Includes $15, 781 deferred  under Deferred  Compensation  Plan described below.

               6. Includes $48,000 compensation paid to Mr. Marshall for serving as a trustee by two  open-end  investment  companies  (MassMutual
               Institutional   Funds  and  MML  Series   Investment   Fund)  the
               investment  adviser for which is the indirect  parent  company of the Fund's Manager. The Manager also serves as the Sub-Advisor to the MassMutual  International Equity Fund, a series of MassMutual
               Institutional Funds.

               * For purposes of this section only, "Fund Complex"  includes the
               Oppenheimer funds, MassMutual  Institutional Funds and MML Series
               Investment  Fund in  accordance  with the  instructions  for Form
               N-1A.  The Manager  does not  consider  MassMutual  Institutional
               Funds  and  MML  Series   Investment  Fund  to  be  part  of  the
               OppenheimerFunds  "Fund  Complex"  as that term may be  otherwise interpreted.

               |X|  Deferred  Compensation  Plan  For  Trustees.  The  Board  of
               Trustees   has   adopted  a   Deferred   Compensation   Plan  for
               disinterested  Trustees  that  enables  them to  elect  to  defer receipt of all or a portion of the annual fees they are  entitled to  receive  from the  Fund.  Under the  plan,  the  compensation deferred  by a  Trustee  is  periodically  adjusted  as though an equivalent  amount  had been  invested  in  shares of one or more
               Oppenheimer funds selected by the Trustee. The amount paid to the
               Trustee  under  the  plan  will  be  determined  based  upon  the performance of the selected funds.

     Deferral of Trustee's  fees under the plan will not  materially  affect the
Fund's assets,  liabilities and net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation  to any  Trustee.  Pursuant to an Order issued by the SEC, the Fund may  invest  in the  funds  selected  by the  Trustee  under  the  plan  without shareholder  approval for the limited  purpose of  determining  the value of the
Trustee's deferred fee account.

               |X| Major  Shareholders.  As of October 29, 2004 the only persons who owned of record or were known by the Fund to own beneficially
               5% or more of any  class  of the  Fund's  outstanding  securities were:

               Citigroup Global Markets Inc, 333 West 34th Street,  New York, NY
               10001-2483,  which owned  15,406,699.714 Class B shares (5.79% of the Class B shares then outstanding) and  10,585,882.124  Class C shares (6.28% of the Class C shares then outstanding).

               Massachusetts  Mutual Life Insurance Company,  1295 State Street,
               Springfield,  MA 01111-0001,  which owned  33,505,004.369 Class Y shares (92.11% of the Class Y shares then outstanding).

               The  Manager.   The  Manager  is   wholly-owned   by  Oppenheimer
               Acquisition  Corp., a holding company controlled by Massachusetts
               Mutual Life Insurance  Company, a global,  diversified  insurance and financial services organization.

               |X| Code of Ethics.  The Fund,  the Manager  and the  Distributor
               have a Code of  Ethics.  It is  designed  to detect  and  prevent
               improper  personal  trading  by  certain   employees,   including
               portfolio managers,  that would compete with or take advantage of
               the  Fund's  portfolio  transactions.   Covered  persons  include
               persons  with  knowledge  of  the   investments   and  investment
               intentions  of the Fund and other funds  advised by the  Manager.
               The Code of Ethics does permit  personnel  subject to the Code to invest in securities,  including securities that may be purchased or held by the  Fund,  subject  to a number of  restrictions  and controls.  Compliance  with  the  Code  of  Ethics  is  carefully monitored and enforced by the Manager.

     The Code of Ethics is an exhibit to the Fund's registration statement filed with the SEC and can be reviewed and copied at the SEC's Public  Reference  Room in Washington,  D.C. You can obtain  information about the hours of operation of the Public  Reference  Room by calling  the SEC at  1.202.942.8090.  The Code of
Ethics can also be viewed as part of the Fund's  registration  statement  on the
SEC's EDGAR database at the SEC's Internet website at www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following
E-mail address: publicinfo@sec.gov., or by writing to the SEC's Public Reference
Section, Washington, D.C. 20549-0102.

               |X| Portfolio Proxy Voting.  The Fund has adopted Portfolio Proxy
               Voting Policies and Procedures under which the Fund votes proxies relating to securities  ("portfolio  proxies")  held by the Fund.
               The Fund's primary  consideration in voting portfolio  proxies is the  financial  interests of the Fund and its  shareholders.  The
               Fund has  retained an  unaffiliated  third-party  as its agent to vote portfolio  proxies in accordance  with the Fund's  Portfolio
               Proxy Voting Guidelines and to maintain records of such portfolio proxy voting.  The Proxy Voting Guidelines  include provisions to address conflicts of interest that may arise between the Fund and
               OFI  where  an  OFI  directly-controlled   affiliate  manages  or
               administers the assets of a pension plan of a company  soliciting the proxy.  The  Fund's  Portfolio  Proxy  Voting  Guidelines  on
               routine and non-routine proxy proposals are summarized below.

               o  The  Fund  votes  with  the  recommendation  of  the  issuer's management on routine  matters,  including  election of directors nominated by  management  and  ratification  of auditors,  unless circumstances indicate otherwise.

               o In  general,  the  Fund  opposes  anti-takeover  proposals  and supports elimination of anti-takeover  proposals,  absent unusual circumstances.

               o  The  Fund   supports   shareholder   proposals   to  reduce  a
               super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.

               o The Fund opposes proposals to classify the board of directors.

               o The Fund supports proposals to eliminate cumulative voting.

               o The Fund opposes re-pricing of stock options.

               o The Fund generally considers executive  compensation  questions such as  stock  option  plans  and  bonus  plans  to be  ordinary business activity.  The Fund analyzes stock option plans,  paying particular  attention to their  dilutive  effect.  While the Fund generally supports management  proposals,  the Fund opposes plans it considers to be excessive.

     The Fund is required to file new Form N-PX,  with its complete proxy voting record  for the 12 months  ended June 30th,  no later than  August  31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525-7048 and (ii) on the SEC's website at
www.sec.gov.

     The Investment Advisory Agreement. The Manager provides investment advisory and  management  services  to the Fund under an  investment  advisory  agreement between the Manager and the Fund. The Manager selects  securities for the Fund's portfolio and handles its day-to-day business. The portfolio manager of the Fund is employed by the Manager and is the person who is principally  responsible for the  day-to-day  management  of  the  Fund's  portfolio.  Other  members  of the
Manager's  Fixed Income  Portfolio  Team  provide the  portfolio  managers  with counsel and support in managing the Fund's portfolio.

     The  agreement  requires the Manager,  at its expense,  to provide the Fund with  adequate  office space,  facilities  and  equipment.  It also requires the
Manager to provide  and  supervise  the  activities  of all  administrative  and clerical  personnel  required to provide effective  administration for the Fund.
Those  responsibilities  include the compilation and maintenance of records with respect to its operations,  the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

     The Fund pays  expenses  not  expressly  assumed by the  Manager  under the advisory  agreement.  The advisory  agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses,  share issuance costs,  certain  printing and  registration  costs and non-recurring expenses,  including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole.  The fees are  allocated to each class of shares  based upon the  relative  proportion  of the Fund's net assets  represented by that class.  The management  fees paid by the Fund to the
Manager during its last three fiscal years were:

Fiscal Year ended 9/30:         Management Fees Paid to OppenheimerFunds, Inc.

      2002                                    $31,984,221

      2003                                    $32,424,727

      2004                                    $33,967,119

     The  investment  advisory  agreement  states that in the absence of willful misfeasance,  bad faith,  gross  negligence in the  performance of its duties or reckless  disregard of its obligations and duties under the investment  advisory agreement,  the  Manager is not liable  for any loss the Fund  sustains  for any investment,  adoption  of any  investment  policy,  or  the  purchase,  sale  or retention of any security.

     The  agreement  permits  the Manager to act as  investment  advisor for any other  person,  firm  or  corporation  and  to use  the  name  "Oppenheimer"  in connection  with other  investment  companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Fund,  the Manager may  withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

     |X| Annual Approval of Investment Advisory Agreement.  Each year, the Board of Trustees,  including a majority of the Independent  Trustees,  is required to approve the renewal of the investment advisory agreement. The Investment Company
Act requires  that the Board  request and evaluate and the Manager  provide such information  as may  be  reasonably  necessary  to  evaluate  the  terms  of the investment  advisory agreement.  The Board employs an independent  consultant to prepare a report that provides such  information  as the Board requests for this purpose.

     The Board also receives  information about the 12b-1  distribution fees the
Fund pays. These distribution fees are reviewed and approved at a different time of the year.

     The Board reviewed the foregoing information in arriving at its decision to renew  the  investment  advisory  agreement.  Among  other  factors,  the  Board considered:

               o The nature,  cost, and quality of the services  provided to the
               Fund and its shareholders;

               o The profitability of the Fund to the Manager;

               o The investment performance of the Fund in comparison to regular market indices;

               o Economies  of scale that may be  available to the Fund from the
               Manager;

               o Fees paid by other mutual funds for similar services;

               o The  value  and  quality  of any  other  benefits  or  services received by the Fund from its relationship with

               the Manager, and

               o The direct and indirect  benefits the Manager received from its relationship  with the Fund. These included  services provided by the Distributor  and the Transfer  Agent,  and brokerage and soft dollar  arrangements  permissible  under  Section  28(e)  of  the
               Securities Exchange Act.

     The Board  considered  that the Manager must be able to pay and retain high quality  personnel at  competitive  rates to provide  services to the Fund.  The
Board also considered that maintaining the financial viability of the Manager is important  so that the  Manager  will be able to  continue  to  provide  quality services  to the Fund and its  shareholders  in  adverse  times.  The Board also considered  the  investment  performance  of other mutual  funds  advised by the
Manager.  The  Board is aware  that  there  are  alternatives  to the use of the
Manager.

     These matters were also  considered  by the  Independent  Trustees  meeting separately  from  the  full  Board  with  experienced  Counsel  to the  Fund and experienced  Counsel to the  Independent  Trustees who assisted the Board in its deliberations.  The  Fund's  Counsel  and the  Independent  Trustees  Counsel is
independent  of the  Manager  within  the  meaning  and  intent of the SEC Rules regarding the independence of counsel.

     After careful deliberation,  the Board, including the Independent Trustees, concluded  that it was in the best  interest of  shareholders  to  continue  the investment  advisory agreement for another year. In arriving at a decision,  the
Board did not  single  out any one  factor  or group of  factors  as being  more important than other factors,  but  considered all factors  together.  The Board judged the terms and conditions of the investment advisory agreement,  including the investment advisory fee, in light of all of the surrounding circumstances.

Brokerage Policies of the Fund

               Brokerage Provisions of the Investment Advisory Agreement. One of
               the duties of the Manager under the investment advisory agreement is to  arrange  the  portfolio  transactions  for the  Fund.  The advisory agreement contains provisions relating to the employment of  broker-dealers  to effect the Fund's portfolio  transactions.
               The Manager is  authorized  by the  advisory  agreement to employ broker-dealers,  including  "affiliated" brokers, as that term is defined in the  Investment  Company  Act.  The Manager may employ broker-dealers  that the  Manager  thinks,  in its best  judgment based on all relevant  factors,  will implement the policy of the
               Fund to obtain,  at reasonable  expense,  the "best execution" of the Fund's portfolio transactions.  "Best execution" means prompt and reliable  execution at the most favorable  price  obtainable.
               The  Manager  need  not  seek  competitive   commission  bidding.
               However,  it is  expected  to be  aware of the  current  rates of eligible  brokers and to  minimize  the  commissions  paid to the extent  consistent with the interests and policies of the Fund as established by its Board of Trustees.

     Under the investment  advisory  agreement,  in choosing  brokers to execute portfolio  transactions for the Fund, the Manager may select brokers (other than affiliates) that provide  brokerage and/or research  services to the Fund and/or the other  accounts  over which the Manager or its  affiliates  have  investment discretion.  The  commission  paid to those  brokers may be higher than  another qualified broker would charge,  if the Manager makes a good faith  determination that the commission is fair and reasonable in relation to the services provided.

     Subject to those  considerations,  as a factor in selecting brokers for the
Fund's portfolio  transactions,  the investment  advisory agreement also permits the  Manager  to  consider  sales of  shares  of the Fund and  other  investment companies for which the Manager or an affiliate  serves as  investment  adviser.
Notwithstanding  that  authority,  and with the concurrence of the Fund's Board, the Manager has determined not to consider sales of shares of the Fund and other investment  companies for which the Manager or an affiliate serves as investment adviser as a factor in selecting brokers for the Fund's portfolio  transactions.
However,  the Manager  may  continue to effect  portfolio  transactions  through brokers who sell shares of the Fund subject to SEC rules.

               Brokerage   Practices  Followed  by  the  Manager.   The  Manager
               allocates brokerage for the Fund subject to the provisions of the investment  advisory  agreement  and  the  procedures  and  rules described  above.  Generally,  the  Manager's  portfolio  traders allocate brokerage based upon  recommendations from the Manager's portfolio managers. In certain instances,  portfolio managers may directly place trades and allocate brokerage. In either case, the
               Manager's   executive   officers   supervise  the  allocation  of
               brokerage.

     Transactions  in  securities  other than those for which an exchange is the primary  market  are  generally  done  with  principals  or  market  makers.  In transactions  on  foreign  exchanges,  the Fund  may be  required  to pay  fixed brokerage  commissions  and  therefore  would not have the benefit of negotiated commissions available in U.S. markets.  Brokerage commissions are paid primarily for  transactions  in  listed  securities  or for  certain  fixed-income  agency transactions in the secondary market. Otherwise,  brokerage commissions are paid only if it appears  likely that a better price or  execution  can be obtained by doing so. In an option transaction, the Fund ordinarily uses the same broker for the  purchase or sale of the option and any  transaction  in the  securities  to which the option relates.

     Other funds  advised by the Manager  have  investment  policies  similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund,  which could  affect the supply and price of the securities. If two or more funds advised by the Manager purchase the same security  on the same day from the same  dealer,  the  transactions  under those combined  orders are averaged as to price and allocated in  accordance  with the purchase or sale orders actually placed for each account.

     In an option transaction,  the Fund ordinarily uses the same broker for the purchase or sale of the option and any  transaction  in the  securities to which the option  relates.  When  possible,  the Manager  tries to combine  concurrent orders to  purchase or sell the same  security by more than one of the  accounts managed by the Manager or its affiliates.  The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

     The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful  only to one or more of the  advisory  accounts of the Manager and its affiliates.  The investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of the  Manager's  other accounts. Investment research may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.

     Investment research services include information and analysis on particular companies  and  industries  as well as market or economic  trends and  portfolio strategy,  market  quotations for portfolio  evaluations,  information  systems, computer hardware and similar products and services.  If a research service also assists the Manager in a  non-research  capacity  (such as  bookkeeping or other administrative  functions),  then only the percentage or component that provides assistance to the Manager in the investment  decision-making process may be paid in commission dollars.

     The Board of  Trustees  permits the  Manager to use stated  commissions  on secondary fixed-income agency trades to obtain research if the broker represents to the  Manager  that:  (i)  the  trade  is not  from or for  the  broker's  own inventory,  (ii) the trade was  executed by the broker on an agency basis at the stated commission,  and (iii) the trade is not a riskless principal transaction.
The Board of  Trustees  permits the Manager to use  commissions  on  fixed-price offerings  to obtain  research,  in the same manner as is  permitted  for agency transactions.

     The  research   services   provided  by  brokers  broadens  the  scope  and
supplements  the research  activities  of the Manager.  That  research  provides additional  views and  comparisons for  consideration,  and helps the Manager to obtain market  information  for the valuation of securities that are either held in the Fund's  portfolio  or are being  considered  for  purchase.  The  Manager provides  information  to the  Board  about  the  commissions  paid  to  brokers furnishing such services,  together with the Manager's  representation  that the amount of such  commissions  was  reasonably  related to the value or benefit of such services.

 Fiscal Year Ended 9/30:      Total Brokerage Commissions Paid by the Fund 1

          2002                                 $1,046,022

          2003                                 $1,061,756

          2004                                 $1,150,1432

               1.  Amounts do not include  spreads or  commissions  on principal transactions  on a net trade  basis.  In the  fiscal  year  ended
               9/30/04,  the amount of  transactions  directed  to  brokers  for research  services was  $47,357,293 and amount of the commissions paid to broker-dealers for those services was 45,958.

Distribution and Service Plans

               The Distributor.  Under its General Distributor's  Agreement with
               the  Fund,  the   Distributor   acts  as  the  Fund's   principal
               underwriter  in the  continuous  public  offering  of the  Fund's classes of shares.  The Distributor  bears the expenses  normally attributable  to  sales,  including  advertising  and the cost of printing and mailing prospectuses,  other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.

     The sales charges and concessions  paid to, or retained by, the Distributor from the sale of shares and the contingent  deferred  sales charges  retained by the  Distributor on the redemption of shares during the Fund's three most recent fiscal years are shown in the tables below.

                   Aggregate Front-End   Class A Front-End Sales

Fiscal Year        Sales Charges on      Charges Retained by
Ended 9/30:        Class A Shares        Distributor 1

 2002              $4,841,002             $1,420,119

 2003              $5,134,030             $1,418,393

 2004              $6,035,218             $1,886,271

               1.  Includes  amounts  retained  by a  broker-dealer  that  is an affiliate or a parent of the Distributor.

Fiscal Year Ended    Concessions on Class A   Concessions on Class B   Concessions on Class   Concessions on Class
9/30:                Shares Advanced by       Shares Advanced by       C Shares Advanced by   N Shares Advanced by
                     Distributor1             Distributor1             Distributor1           Distributor1

--------------------------------------------------------------------------------------------------------------------
---------------- ---------------------- ---------------------- ------------------------ ------------------------
     2002              $330,235               $201,918               $1,150,891                $116,766
---------------- ---------------------- ---------------------- ------------------------ ------------------------
---------------- ---------------------- ---------------------- ------------------------ ------------------------
     2003              $594,870              $6,186,560              $1,150,531                $122,428
---------------- ---------------------- ---------------------- ------------------------ ------------------------
---------------- ---------------------- ---------------------- ------------------------ ------------------------

     2004              $424,340              $3,391,476              $1,122,696                $199,149

---------------- ---------------------- ---------------------- ------------------------ ------------------------

               1. The  Distributor  advances  concession  payments to  financial intermediaries  for certain sales of Class A shares and for sales of Class B and Class C shares from its own  resources at the time of sale.

------------------ --------------------- ----------------------- ------------------------ -----------------------

                   Class A Contingent    Class B Contingent                               Class N Contingent
                   Deferred Sales        Deferred Sales          Class C Contingent       Deferred Sales
Fiscal Year        Charges Retained by   Charges Retained by     Deferred Sales Charges   Charges Retained by
Ended 9/30:        Distributor           Distributor             Retained by Distributor  Distributor

------------------ --------------------- ----------------------- ------------------------ -----------------------
------------------ --------------------- ----------------------- ------------------------ -----------------------

      2002               $43,020               $6,502,972               $102,631                  $3,629

------------------ --------------------- ----------------------- ------------------------ -----------------------
------------------ --------------------- ----------------------- ------------------------ -----------------------
      2003               $115,085              $6,274,772                $97,016                 $41,724
------------------ --------------------- ----------------------- ------------------------ -----------------------
------------------ --------------------- ----------------------- ------------------------ -----------------------

      2004               $73,000               $3,803,185               $117,463                 $22,540

------------------ --------------------- ----------------------- ------------------------ -----------------------

               Distribution  and Service  Plans.  The Fund has adopted a Service
               Plan for Class A shares and  Distribution  and Service  Plans for
               Class B,  Class C and  Class N  shares  under  Rule  12b-1 of the
               Investment  Company  Act.  Under  those  plans  the Fund pays the
               Distributor  for  all or a  portion  of  its  costs  incurred  in connection with the  distribution  and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board of  Trustees,  including a majority of the  Independent
               Trustees1,  cast in person at a meeting called for the purpose of voting on that plan.

     Under the Plans,  the  Manager  and the  Distributor  may make  payments to affiliates.  In their  sole  discretion,  they may also  from  time to time make substantial  payments  from their own  resources,  which include the profits the
Manager  derives from the advisory fees it receives from the Fund, to compensate brokers, dealers,  financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund's shares. These payments,  some of which may be referred to as
"revenue   sharing,"  may  relate  to  the  Fund's   inclusion  on  a  financial
intermediary's preferred list of funds offered to its clients.

     Financial  intermediaries,  brokers and dealers may receive other  payments from the  Distributor or the Manager from their own resources in connection with the promotion  and/or sale of shares of the Fund,  including  payments to defray expenses  incurred in connection  with  educational  seminars and meetings.  The
Manager or Distributor may share expenses  incurred by financial  intermediaries in conducting  training and  educational  meetings about aspects of the Fund for employees of the  intermediaries  or for hosting client  seminars or meetings at which the Fund is discussed.  In their sole  discretion,  the Manager and/or the
Distributor may increase or decrease the amount of payments they make from their own  resources  for these  purposes.  You  should ask your  dealer or  financial intermediary for more details about such payments it receives.

     Unless a plan is  terminated  as  described  below,  the plan  continues in effect  from  year to year but only if the  Fund's  Board  of  Trustees  and its
Independent  Trustees  specifically  vote  annually to approve its  continuance.
Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing  the plan. A plan may be terminated at any time by the vote of a majority  of the  Independent  Trustees  or by the vote of the holders of a
"majority" (as defined in the Investment  Company Act) of the outstanding shares of that class.

     The  Board of  Trustees  and the  Independent  Trustees  must  approve  all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by  shareholders  of the class affected  by the  amendment.  Because  Class B shares of the Fund  automatically convert into Class A shares 72 months after  purchase,  the Fund must obtain the approval  of both  Class A and  Class B  shareholders  for a  proposed  material amendment to the Class A the plan that would materially  increase payments under the plan.  That  approval  must be by a majority  of the  shares of each  class, voting separately by class.

_______________
1 In accordance with Rule 12b-1 of the Investment Company Act6, the term
"Independent Trustees" in this Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.

     While the plans are in effect,  the  Treasurer  of the Fund  shall  provide separate  written  reports  on the  plans  to the  Board  of  Trustees  at least quarterly  for its review.  The reports  shall detail the amount of all payments made  under a plan and the  purpose  for which the  payments  were  made.  Those reports are subject to the review and approval of the Independent Trustees.

     Each plan states that while it is in effect,  the selection and  nomination of those  Trustees of the Fund who are not  "interested  persons" of the Fund is committed to the discretion of the Independent  Trustees.  This does not prevent the involvement of others in the selection and nomination process as long as the final  decision as to selection or  nomination  is approved by a majority of the
Independent Trustees.

     Under the plans for a class,  no payment  will be made to any  recipient in any  quarter in which the  aggregate  net asset value of all Fund shares of that class  held by the  recipient  for itself  and its  customers  does not exceed a minimum  amount,  if any, that may be set from time to time by a majority of the
Independent Trustees.  The Board of Trustees has set no minimum amount of assets to qualify for payments under the plans.

               |X| Class A Service  Plan Fees.  Under the Class A service  plan, the Distributor currently uses the fees it receives from the Fund to pay brokers,  dealers and other financial  institutions  (they are  referred  to as  "recipients")  for  personal  services  and account maintenance services they provide for their customers who
               hold  Class  A  shares.  The  services  include,   among  others,
               answering  customer  inquiries  about  the  Fund,   assisting  in
               establishing  and  maintaining  accounts in the Fund,  making the
               Fund's investment plans available and providing other services at the request of the Fund or the  Distributor.  The Class A service plan permits reimbursements to the Distributor at a rate of up to
               0.25% of average  annual net assets of Class A shares.  The Board has set the rate at that level.  The Distributor does not receive or retain the service fee on Class A shares in accounts for which the Distributor has been listed as the  broker-dealer  of record.
               While the plan  permits  the Board to  authorize  payments to the
               Distributor to reimburse  itself for services under the plan, the
               Board  has not yet done  so,  except  in the case of the  special arrangement described below, regarding  grandfathered  retirement accounts.  The Distributor makes payments to recipients quarterly at an annual rate not to exceed  0.25% of the average  annual net assets  consisting  of Class A shares held in the accounts of the recipients or their customers.

     With  respect  to  purchases  of Class A  shares  subject  to a  contingent deferred  sales charge by certain  retirement  plans that  purchased such shares prior to March 1, 2001 ("grandfathered  retirement  accounts"),  the Distributor currently  intends to pay the service fee to recipients in advance for the first year after the shares are purchased.  During the first year the shares are sold, the  Distributor  retains the service fee to  reimburse  itself for the costs of distributing  the  shares.  After the first  year  shares are  outstanding,  the
Distributor makes service fee payments to recipients  quarterly on those shares.
The  advance  payment  is based on the net asset  value of shares  sold.  Shares purchased  by exchange do not qualify for the advance  service fee  payment.  If
Class A shares  purchased  by  grandfathered  retirement  accounts  are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated  to repay the  Distributor  a pro rata portion of the advance payment of the service fee made on those shares.

     For the fiscal year ended  September  30, 2004  payments  under the Class A plan totaled $9,891,924, of which $157,494 was retained by the Distributor under the arrangement described above,  regarding  grandfathered  retirement accounts, and included $546,948 paid to an affiliate of the Distributor's  parent company.
Any unreimbursed  expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent  years. The Distributor may not use  payments  received  under the  Class A plan to pay any of its  interest expenses, carrying charges, or other financial costs, or allocation of overhead.

     |X| Class B, Class C and Class N Distribution  and Service Plan Fees. Under
each plan,  distribution and service fees are computed on the average of the net asset value of shares in the  respective  class,  determined  as of the close of each  regular  business  day  during  the  period.  Each plan  provides  for the
Distributor  to  be  compensated  at a  flat  rate,  whether  the  Distributor's distribution  expenses  are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The types of services that recipients  provide for the service  fee are  similar to the  services  provided under the Class A service plan, described above.

     Each plan  permits the  Distributor  to retain both the  asset-based  sales charges and the service fees or to pay recipients the service fee on a quarterly basis, without payment in advance. However, the Distributor currently intends to pay the service fee to  recipients  in advance for the first year after Class B,
Class C and Class N shares are purchased.  After the first year Class B, Class C or Class N shares are outstanding,  after their purchase,  the Distributor makes service fee payments  quarterly on those shares. The advance payment is based on the net asset value of shares sold.  Shares purchased by exchange do not qualify for the advance  service fee payment.  If Class B, Class C or Class N shares are redeemed  during the first year  after  their  purchase,  the  recipient  of the service fees on those shares will be  obligated to repay the  Distributor  a pro rata  portion of the advance  payment of the  service fee made on those  shares.
Class B, Class C or Class N shares may not be purchased by an investor  directly from the Distributor without the investor  designating another  broker-dealer of record.  If the  investor no longer has another  broker-dealer  of record for an
existing   account,   the  Distributor  is   automatically   designated  as  the
broker-dealer of record,  but solely for the purpose of acting as the investor's agent to purchase  the  shares.  In those  cases,  the  Distributor  retains the asset-based  sales charge paid on Class B, Class C and Class N shares,  but does not retain any service fees as to the assets represented by that account.

     The asset-based  sales charge and service fees increase Class B and Class C expenses by 1.00% and the  asset-based  sales charge and service  fees  increase
Class N expenses by 0.50% of the net assets per year of the respective classes.

     The Distributor retains the asset-based sales charge on Class B and Class N shares.  The Distributor  retains the asset-based sales charge on Class C shares during the first year the shares are outstanding.  It pays the asset-based sales charge as an ongoing  concession to the recipient on Class C shares  outstanding for a year or more. If a dealer has a special  agreement  with the  Distributor, the  Distributor  will pay the Class B,  Class C or Class N service  fee and the asset-based  sales  charge to the dealer  quarterly  in lieu of paying the sales concession and service fee in advance at the time of purchase.

     The  asset-based  sales charge on Class B, Class C and Class N shares allow investors to buy shares  without a front-end  sales  charge  while  allowing the
Distributor  to  compensate  dealers that sell those  shares.  The Fund pays the asset-based  sales  charge  to the  Distributor  for its  services  rendered  in distributing  Class B, Class C and Class N shares.  The payments are made to the
Distributor in recognition  that the  Distributor:  o pays sales  concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,

               o may finance payment of sales concessions  and/or the advance of the  service fee payment to  recipients  under the plans,  or may provide  such  financing  from  its own  resources  or  from  the resources of an affiliate,

               o employs  personnel to support  distribution of Class B, Class C and Class N shares,

               o  bears  the  costs  of  sales   literature,   advertising   and
               prospectuses (other than those furnished to current shareholders)
               and  state  "blue  sky"   registration  fees  and  certain  other
               distribution expenses,

               o may not be able to  adequately  compensate  dealers  that  sell
               Class B,  Class C and Class N shares  without  receiving  payment under  the  plans  and  therefore  may not be able to offer  such
               Classes for sale absent the plans,

               o receives  payments under the plans  consistent with the service fees and asset-based sales charges paid by other  non-proprietary funds that charge 12b-1 fees,

               o may use the  payments  under  the plan to  include  the Fund in various third-party distribution programs that may increase sales of Fund shares,

               o may experience  increased  difficulty selling the Fund's shares
               if  payments  under  the  plan  are  discontinued   because  most
               competitor  funds  have  plans  that pay  dealers  for  rendering distribution  services as much or more than the amounts currently being paid by the Fund, and

               o may not be  able to  continue  providing,  at the  same or at a lesser cost,  the same  quality  distribution  sales  efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

     The  Distributor's  actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives  from the  contingent  deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B, Class C or Class N plan is terminated by the Fund, the Board of Trustees  may allow the Fund to continue  payments of the  asset-based  sales
charge  to  the  Distributor  for  distributing   shares  before  the  plan  was
terminated.

       Distribution Fees Paid to the Distributor for the Fiscal Year Ended 9/30
---------------------------------------------------------------------------------------------------------------------
-------------------- --------------------- ---------------------- --------------------------- -----------------------
Class:                  Total Payments      Amount Retained by     Distributor's Aggregate        Distributor's
                                                                                              Unreimbursed Expenses
                                                                    Unreimbursed Expenses     as % of Net Assets of
                          Under Plan            Distributor               Under Plan                  Class
-------------------- --------------------- ---------------------- --------------------------- -----------------------
-------------------- --------------------- ---------------------- --------------------------- -----------------------

Class B Plan             $14,260,769           $10,957,4451              $96,344,899                  8.28%

-------------------- --------------------- ---------------------- --------------------------- -----------------------
-------------------- --------------------- ---------------------- --------------------------- -----------------------

Class C Plan              $7,163,671            $1,221,2662              $20,621,328                  2.90%

-------------------- --------------------- ---------------------- --------------------------- -----------------------
-------------------- --------------------- ---------------------- --------------------------- -----------------------

Class N Plan               $199,666              $133,8793                 $820,116                   1.55%

-------------------- --------------------- ---------------------- --------------------------- -----------------------

1.  Includes $109,863 paid to an affiliate of the Distributor's parent company.
2.  Includes $180,039 paid to an affiliate of the Distributor's parent company.
3.  Includes $7,104 paid to an affiliate of the Distributor's parent company.

     All  payments  under the Class B, Class C and Class N plans are  subject to the  limitations  imposed by the Conduct  Rules of the National  Association  of
Securities  Dealers,  Inc. on payments of asset-based  sales charges and service fees.

Performance of the Fund

               Explanation of Performance  Terminology.  The Fund uses a variety of terms to illustrate  its investment  performance.  Those terms include "cumulative total return," "average annual total return,"
               "average  annual  total  return at net asset  value"  and  "total return at net asset value." An  explanation  of how total returns are  calculated  is set forth  below.  The charts  below show the
               Fund's  performance as of the Fund's most recent fiscal year end.
               You can obtain  current  performance  information  by calling the
               Fund's  Transfer  Agent  at  1.800.225.5677  or by  visiting  the
               OppenheimerFunds Internet website at www.oppenheimerfunds.com.

     The Fund's  illustrations  of its performance data in  advertisements  must comply with rules of the SEC. Those rules describe the types of performance data that may be used and how it is to be calculated.  In general,  any advertisement by the Fund of its  performance  data must  include  the  average  annual  total returns for the advertised class of shares of the Fund.

     Use of standardized performance calculations enables an investor to compare the Fund's  performance to the  performance of other funds for the same periods.
However,  a number of  factors  should be  considered  before  using the  Fund's performance information as a basis for comparison with other investments:

               o  Yields  and  total  returns   measure  the  performance  of  a
               hypothetical  account in the Fund over various periods and do not
               show  the  performance  of  each  shareholder's   account.   Your
               account's  performance will vary from the model  performance data if your dividends are received in cash, or you buy or sell shares during the period,  or you bought your shares at a different time and price than the shares used in the model.

               o The Fund's  performance  returns  may not reflect the effect of taxes on dividends and capital gains distributions.

               o An  investment  in the Fund is not  insured  by the FDIC or any other government agency.

               o The principal value of the Fund's shares,  its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.

               o When an investor's shares are redeemed,  they may be worth more or less than their original cost.

               o Yields and total  returns for any given past  period  represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

               The  performance  of each  class of shares  is shown  separately, because the  performance  of each class of shares will usually be different.  That is because of the  different  kinds of  expenses each class bears.  The yields and total  returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments,  the maturity of debt investments, the types of investments the Fund holds,  and its operating  expenses that are allocated to the particular class.

               |X|  Yields.  The Fund  uses a  variety  of  different  yields to illustrate its current returns.  Each class of shares  calculates its yield  separately  because  of the  different  expenses  that affect each class.

               o  Standardized   Yield.  The  "standardized   yield"  (sometimes
               referred to just as "yield") is shown for a class of shares for a stated  30-day  period.  It is not based on actual  distributions paid by the Fund to shareholders  in the 30-day period,  but is a hypothetical  yield based upon the net investment income from the
               Fund's  portfolio  investments for that period.  It may therefore differ  from the  "dividend  yield" for the same class of shares, described below.

     Standardized  yield is calculated using the following  formula set forth in rules  adopted by the SEC,  designed  to assure  uniformity  in the way that all funds calculate their yields:

    Standardized Yield         = 2[(   a - b   +1)6       -1 ]
                                      --------
                                        cd

               The symbols above represent the following factors:

               a = dividends and interest earned during the 30-day period.

               b  =  expenses  accrued  for  the  period  (net  of  any  expense assumptions).

               c = the average daily number of shares of that class  outstanding during the 30-day period that were entitled to receive dividends.

               d = the  maximum  offering  price per share of that  class on the last day of the period, adjusted for undistributed net investment income.

     The standardized  yield for a particular  30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day  period  occurs  at a  constant  rate  for a  six-month  period  and is annualized at the end of the six-month period. Additionally,  because each class of shares is subject to different  expenses,  it is likely that the standardized yields of the Fund's classes of shares will differ for any 30-day period.

               o Dividend Yield.  The Fund may quote a "dividend yield" for each class of its  shares.  Dividend  yield is based on the  dividends paid on a class of shares during the actual dividend  period.  To calculate  dividend  yield,  the  dividends  of a class  declared during  a  stated  period  are  added  together,  and  the sum is multiplied  by 12 (to  annualize  the yield)  and  divided by the maximum  offering  price on the last day of the dividend  period.
               The formula is shown below:

     Dividend Yield = dividends paid x 12/maximum offering price (payment date)

     The maximum  offering price for Class A shares includes the current maximum initial sales charge.  The maximum offering price for Class B, Class C and Class
N shares is the net asset  value per share,  without  considering  the effect of contingent  deferred sales charges.  There is no sales charge on Class Y shares.
The Class A dividend  yield may also be quoted  without  deducting  the  maximum initial sales charge.

                      The Fund's Yields for the 30-Day Periods Ended 9/30/04

---------------------------------------------------------------------------------------------------
----------------- --------------------------------------- -----------------------------------------
Class of Shares             Standardized Yield                         Dividend Yield
----------------- --------------------------------------- -----------------------------------------
----------------- ------------------- ------------------- --------------------- -------------------
                       Without              After               Without               After
                        Sales               Sales                Sales                Sales
                        Charge              Charge               Charge               Charge
----------------- ------------------- ------------------- --------------------- -------------------
----------------- ------------------- ------------------- --------------------- -------------------

Class A                 4.36%               4.15%                4.54%                4.33%

----------------- ------------------- ------------------- --------------------- -------------------
----------------- ------------------- ------------------- --------------------- -------------------

Class B                 3.63%                N/A                 3.81%                 N/A

----------------- ------------------- ------------------- --------------------- -------------------
----------------- ------------------- ------------------- --------------------- -------------------

Class C                 3.62%                N/A                 3.81%                 N/A

----------------- ------------------- ------------------- --------------------- -------------------
----------------- ------------------- ------------------- --------------------- -------------------

Class N                 3.91%                N/A                 4.13%                 N/A

----------------- ------------------- ------------------- --------------------- -------------------
----------------- ------------------- ------------------- --------------------- -------------------

Class Y                 4.19%                N/A                 4.53%                 N/A

----------------- ------------------- ------------------- --------------------- -------------------

     |X| Total Return Information.  There are different types of "total returns"
to measure  the  Fund's  performance.  Total  return is the change in value of a hypothetical  investment  in the Fund  over a given  period,  assuming  that all dividends and capital gains  distributions  are reinvested in additional  shares and that  the  investment  is  redeemed  at the end of the  period.  Because  of differences  in expenses  for each class of shares,  the total  returns for each class are separately  measured.  The cumulative total return measures the change in value over the entire  period (for  example,  ten years).  An average  annual total  return  shows the  average  rate of return for each year in a period that would  produce the  cumulative  total  return over the entire  period.  However, average annual total returns do not show actual  year-by-year  performance.  The
Fund uses  standardized  calculations for its total returns as prescribed by the
SEC. The methodology is discussed below.

     In calculating total returns for Class A shares,  the current maximum sales charge of 4.75% (as a  percentage  of the offering  price) is deducted  from the initial  investment  ("P" in the  formula  below)  (unless  the  return is shown without sales charge,  as described below).  For Class B shares,  payment of the applicable contingent deferred sales charge is applied,  depending on the period for which the return is shown:  5.0% in the first year, 4.0% in the second year,
3.0% in the third and fourth  years,  2.0% in the fifth year,  1.0% in the sixth year and none thereafter. For Class C shares, the 1.0% contingent deferred sales charge is deducted for returns for the one-year period.  For Class N shares, the
1.0%  contingent  deferred sales charge is deducted for returns for the one-year period,  and total returns for the periods prior to 03/01/01 (the inception date for Class N shares) are based on the Fund's Class A returns, adjusted to reflect the higher Class N 12b-1 fees. There is no sales charge on Class Y shares.

     o Average  Annual Total Return.  The "average  annual total return" of each class  is an  average  annual  compounded  rate of  return  for  each  year in a specified number of years. It is the rate of return based on the change in value of a hypothetical  initial  investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value
("ERV" in the formula) of that investment, according to the following formula:

ERV   l/n      - 1     Average Annual Total Return
  P

               o Average Annual Total Return (After Taxes on Distributions). The
               "average annual total return (after taxes on  distributions)"  of
               Class A shares is an average annual compounded rate of return for each year in a  specified  number of years,  adjusted to show the effect of federal taxes (calculated using the highest  individual marginal  federal income tax rates in effect on any  reinvestment date) on any distributions  made by the Fund during the specified period.  It is the rate of return based on the change in value of a hypothetical  initial  investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVD" in the formula) of that investment, after taking into  account  the effect of taxes on Fund  distributions, but  not on the  redemption  of  Fund  shares,  according  to the following formula:

ATVD   l/n   - 1   = Average Annual Total Return (After Taxes on Distributions)
---
  P

     o  Average   Annual  Total  Return  (After  Taxes  on   Distributions   and
Redemptions). The "average annual total return (after taxes on distributions and redemptions)"  of Class A shares is an average annual  compounded rate of return for each year in a  specified  number of years,  adjusted  to show the effect of federal taxes (calculated using the highest  individual  marginal federal income tax rates in effect on any reinvestment  date) on any distributions  made by the
Fund  during the  specified  period and the  effect of  capital  gains  taxes or capital loss tax benefits (each calculated using the highest federal  individual capital  gains tax rate in effect on the  redemption  date)  resulting  from the redemption  of the  shares  at the end of the  period.  It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P"
in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVDR" in the formula) of that  investment,  after taking into account the effect of taxes on Fund  distributions and on the redemption of Fund shares, according to the following formula:

ATVDR l/n - 1 = Average Annual Total Return (After Taxes on Distributions and Redemptions)
---
  P

               o  Cumulative  Total  Return.   The  "cumulative   total  return"
               calculation  measures  the  change  in  value  of a  hypothetical investment  of  $1,000  over  an  entire  period  of  years.  Its calculation uses some of the same factors as average annual total return,  but it does not  average the rate of return on an annual basis. Cumulative total return is determined as follows:

    ERV - P        = Total Return
----------------
       P

               o Total  Returns at Net Asset  Value.  From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value"  (without  deducting sales charges) for Class A,
               Class B, Class C or Class N shares.  There is no sales  charge on
               Class Y  shares.  Each is based on the  difference  in net  asset value per share at the  beginning and the end of the period for a
               hypothetical   investment  in  that  class  of  shares   (without
               considering  front-end or contingent  deferred sales charges) and takes  into  consideration  the  reinvestment  of  dividends  and capital gains distributions.

                               The Fund's Total Returns for the Periods Ended 9/30/04

----------------------------------------------------------------------------------------------------------------------
-------------- ------------------------- -----------------------------------------------------------------------------

Class of         Cumulative Total                              Average Annual Total Returns
Shares           Returns (10 years or
                 life-of-class)

-------------- ------------------------- -----------------------------------------------------------------------------
-------------- ------------------------- ------------------------- ------------------------- -------------------------

                                                  1-Year                    5-Year                   10-Year
                                                                     (or life of class if      (or life of class if

                                                                            less)                     less)
-------------- ------------------------- ------------------------- ------------------------- -------------------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
                  After       Without       After       Without       After       Without       After       Without
                  Sales        Sales        Sales        Sales        Sales        Sales        Sales        Sales
                 Charge       Charge       Charge       Charge       Charge       Charge       Charge       Charge
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------

Class A1            95.23%      104.97%        3.57%        8.73%        6.61%        7.65%        6.92%        7.44%

-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------

Class B2            96.35%       96.35%        2.66%        7.66%        6.53%        6.84%        6.98%        6.98%

-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------

Class C3            81.60%       81.60%        6.95%        7.95%        6.87%        6.87%       6.59%3        6.59%

-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------

Class N4            30.94%       30.94%        7.28%        8.28%       7.82%4       7.82%4          N/A          N/A

-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------

Class Y5            49.27%       49.27%        8.80%        8.80%        7.83%        7.83%       6.18%5        6.18%

-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------

Inception of Class A:      10/16/1989
Inception of Class B:      11/30/1992
Inception of Class C:      5/26/1995
Inception of Class N:      3/1/2001

5.       Inception of Class Y:      1/26/1998

----------------------------------------------------------------------------------------------------------------

                     Average Annual Total Returns for Class A1 Shares (After Sales Charge)
                                         For the Periods Ended 9/30/04

----------------------------------------------------------------------------------------------------------------
------------------------------------------ --------------------- ------------------------ ----------------------

                                                  1-Year                 5-Year                  10-Year
                                                                  (or life of class if    (or life of class if
                                                                          less)                   less)

------------------------------------------ --------------------- ------------------------ ----------------------
------------------------------------------ --------------------- ------------------------ ----------------------

After Taxes on Distributions                      1.87%                   3.75%                   3.69%

------------------------------------------ --------------------- ------------------------ ----------------------
------------------------------------------ --------------------- ------------------------ ----------------------

After Taxes on Distributions and                  2.29%                   3.80%                   3.82%

Redemption of Fund Shares
------------------------------------------ --------------------- ------------------------ ----------------------

     1.  Inception of Class A: 10/16/1989

               Other Performance Comparisons.  The Fund compares its performance annually to that of an appropriate  broadly-based market index in
               its  Annual   Report  to   shareholders.   You  can  obtain  that
               information  by contacting the Transfer Agent at the addresses or telephone  numbers  shown  on the  cover  of  this  Statement  of
               Additional Information. The Fund may also compare its performance to that of other  investments,  including  other mutual funds, or use rankings of its performance by independent  ranking entities.
               Examples of these performance comparisons are set forth below.

     |X| Lipper Rankings.  From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc. ("Lipper"). Lipper is a widely-recognized  independent mutual fund monitoring  service.  Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment  styles.
The Lipper  performance  rankings  are based on total  returns  that include the reinvestment of capital gain  distributions and income dividends but do not take sales charges or taxes into  consideration.  Lipper also publishes  "peer-group"
indices of the  performance  of all mutual funds in a category  that it monitors and averages of the performance of the funds in particular categories.

                |X|  Morningstar  Ratings.  From  time to time  the  Fund may
               publish  the star  rating of the  performance  of its  classes of
               shares  by   Morningstar,   Inc.,  an  independent   mutual  fund
               monitoring  service.  Morningstar  rates  mutual  funds  in their
               specialized   market   sector.   The  Fund  is  rated  among  the
               multi-sector bond category.

     Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history, Morningstar calculates a Morningstar  Rating(TM)based on a Morningstar  Risk-Adjusted Return measure that accounts for variation in a fund's monthly  performance  (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward  variations  and rewarding  consistent  performance.  The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next
35% receive 3 stars,  the next 22.5% receive 2 stars, and the bottom 10% receive
1 star. (Each share class is counted as a fraction of one fund within this scale and rated  separately,  which may cause slight  variations  in the  distribution percentages.)  The  Overall  Morningstar  Rating  for a fund is  derived  from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar Rating metrics.

     |X|   Performance   Rankings  and   Comparisons   by  Other   Entities  and
Publications.  From time to time the Fund may include in its  advertisements and sales literature performance  information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's,
or similar  publications.  That information may include  performance  quotations from other sources,  including  Lipper and  Morningstar.  The performance of the
Fund's classes of shares may be compared in  publications  to the performance of various market indices or other investments, and averages,  performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

     Investors  may also wish to compare the returns on the Fund's share classes to the  return on  fixed-income  investments  available  from  banks and  thrift institutions.  Those include certificates of deposit,  ordinary  interest-paying checking  and  savings  accounts,  and  other  forms of fixed or  variable  time deposits,  and various other  instruments such as Treasury bills.  However,  the
Fund's  returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository  obligations may be insured  by the  FDIC  and may  provide  fixed  rates of  return.  Repayment  of principal  and payment of interest on Treasury  securities is backed by the full faith and credit of the U.S. government.

     From time to time, the Fund may publish  rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer  funds,  other than  performance  rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include  comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services.  They may be based upon the opinions of the rating or ranking  service  itself,  using its research or judgment, or based upon surveys of investors,  brokers, shareholders or others.

     From  time to time the Fund may  include  in its  advertisements  and sales literature the total return  performance of a  hypothetical  investment  account that  includes  shares of the Fund and other  Oppenheimer  funds.  The  combined account may be part of an illustration of an asset  allocation  model or similar presentation.  The account  performance may combine total return  performance of the Fund and the total return performance of other Oppenheimer funds included in the account.  Additionally,  from time to time,  the Fund's  advertisements  and
sales  literature  may  include,  for  illustrative  or  comparative   purposes,
statistical  data or other  information  about  general or  specific  market and economic  conditions.  That may include,  for example,  o information  about the performance of certain  securities or  commodities  markets or segments of those markets,  o  information  about the  performance  of the economies of particular countries  or  regions,  o the  earnings  of  companies  included in segments of particular industries,  sectors, securities markets, countries or regions, o the availability  of different  types of  securities or offerings of  securities,  o information  relating  to the gross  national or gross  domestic  product of the
United States or other  countries or regions,  o comparisons  of various  market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

ABOUT your account

How to Buy Shares

               Additional  information is presented below about the methods that can be used to buy shares of the Fund.  Appendix C contains  more information about the special sales charge  arrangements  offered by the Fund, and the  circumstances in which sales charges may be reduced or waived for certain classes of investors.

               When you purchase shares of the Fund, your ownership  interest in the  shares of the Fund will be  recorded  as a book entry on the records  of the  Fund.  The Fund  will not  issue or  re-register physical share certificates.

               AccountLink.  When shares are purchased through AccountLink, each purchase  must be at least $50 and  shareholders  must  invest at least $500 before an Asset Builder Plan (described  below) can be established  on a new  account.  Accounts  established  prior  to
               November  1, 2002 will  remain at $25 for  additional  purchases.
               Shares  will  be  purchased  on  the  regular  business  day  the
               Distributor  is  instructed  to initiate the  Automated  Clearing
               House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares  purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through  the ACH  system  before  the close of The New York Stock
               Exchange (the  "Exchange").  The Exchange normally closes at 4:00
               P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the  Exchange,  the shares will be purchased  and  dividends  will begin to accrue on the next regular  business day. The proceeds of ACH transfers are normally  received by the Fund three days after the transfers are initiated.  If the  proceeds of the ACH transfer are not received on a timely basis,  the Distributor  reserves the right to cancel the  purchase  order.  The  Distributor  and  the  Fund  are  not responsible  for any delays in purchasing  shares  resulting from delays in ACH transmissions.

               Reduced Sales Charges. As discussed in the Prospectus,  a reduced sales  charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of
               sales  efforts  and   reduction  in  expenses   realized  by  the
               Distributor,  dealers  and brokers  making  such sales.  No sales charge is imposed in certain  other  circumstances  described  in
               Appendix C to this  Statement of Additional  Information  because the  Distributor  or dealer or broker incurs little or no selling expenses.

               A fiduciary can count all shares purchased for a trust, estate or other fiduciary  account  (including one or more employee benefit plans  of the same  employer)  that has  multiple  accounts.  The
               Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current  purchases  to  determine  the  sales  charge  rate  that applies.  The  reduced  sales  charge  will apply only to current purchases. You must request it when you buy shares.

               The Oppenheimer  Funds.  The  Oppenheimer  funds are those mutual funds for  which  the  Distributor  acts as the  distributor  and currently include the following:

Oppenheimer AMT-Free Municipals         Oppenheimer Limited Term Municipal Fund
Oppenheimer AMT-Free New York
     Municipals                         Oppenheimer Main Street Fund
Oppenheimer Balanced Fund               Oppenheimer Main Street Opportunity Fund
Oppenheimer Bond Fund                   Oppenheimer Main Street Small Cap Fund
Oppenheimer California
     Municipal Fund                     Oppenheimer MidCap Fund
Oppenheimer Capital
     Appreciation Fund                  Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Preservation Fund   Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Capital Income Fund         Oppenheimer Principal Protected Main Street Fund
Oppenheimer Champion Income Fund        Oppenheimer Principal Protected Main Street Fund II
Oppenheimer Convertible Securities
      Fund                              Oppenheimer Principal Protected Main Street Fund III
Oppenheimer Developing Markets Fund     Oppenheimer Quest Balanced Fund
Oppenheimer Disciplined Allocation
     Fund                               Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Discovery Fund              Oppenheimer Quest International Value Fund, Inc.
Oppenheimer Emerging Growth Fund        Oppenheimer Quest Opportunity Value Fund
Oppenheimer Emerging Technologies
     Fund                               Oppenheimer Quest Value Fund, Inc.
Oppenheimer Enterprise Fund             Oppenheimer Real Asset Fund
Oppenheimer Equity Fund, Inc.           Oppenheimer Real Estate Fund
Oppenheimer Global Fund                 Oppenheimer Rochester National Municipals
Oppenheimer Global Opportunities Fund   Oppenheimer Select Value Fund
Oppenheimer Gold & Special Minerals
     Fund                               Oppenheimer Senior Floating Rate Fund
Oppenheimer Growth Fund                 Oppenheimer Small Cap Value Fund
Oppenheimer High Yield Fund             Oppenheimer Strategic Income Fund
Oppenheimer International Bond Fund     Oppenheimer Total Return Bond Fund
Oppenheimer International Growth Fund   Oppenheimer U.S. Government Trust
Oppenheimer International Small
     Company Fund                       Oppenheimer Value Fund
Oppenheimer International Value Fund    Limited-Term New York Municipal Fund

Oppenheimer Limited Term California
     Municipal Fund                     Rochester Fund Municipals
Oppenheimer Limited-Term Government
     Fund
And the following money market funds:

Oppenheimer Cash Reserves                    Centennial Government Trust
Oppenheimer Money Market Fund, Inc.          Centennial Money Market Trust
Centennial America Fund, L. P.               Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust       Centennial Tax Exempt Trust

     There is an initial  sales charge on the purchase of Class A shares of each of the Oppenheimer  funds  described above except the money market funds.  Under certain  circumstances  described in this  Statement of Additional  Information, redemption  proceeds  of certain  money  market  fund shares may be subject to a contingent deferred sales charge.

               Letters of Intent.  Under a Letter of Intent  ("Letter"),  if you
               purchase Class A shares or Class A and Class B shares of the Fund and other  Oppenheimer  funds during a 13-month  period,  you can reduce the sales  charge rate that  applies to your  purchases of
               Class A shares.  The total amount of your  intended  purchases of both Class A and Class B shares will  determine the reduced sales charge rate for the Class A shares  purchased during that period.
               You can include  purchases  made up to 90 days before the date of the Letter. Letters do not consider Class C or Class N shares you purchase or may have purchased.

     A Letter is an investor's  statement in writing to the  Distributor  of the intention  to purchase  Class A shares or Class A and Class B shares of the Fund
(and other Oppenheimer funds) during a 13-month period (the "Letter period"). At the investor's  request,  this may include purchases made up to 90 days prior to the date of the Letter.  The Letter states the investor's  intention to make the aggregate  amount of purchases  of shares  which,  when added to the  investor's holdings of shares of those funds,  will equal or exceed the amount specified in the Letter.  Purchases made by  reinvestment  of dividends or  distributions  of capital gains and purchases  made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

     A Letter  enables  an  investor  to count  the  Class A and  Class B shares purchased  under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other  Oppenheimer  funds) that applies under the Right of Accumulation to current purchases of Class A shares.  Each purchase of Class A shares under the Letter will be made at the offering price (including the sales  charge) that applies to a single  lump-sum  purchase of shares in the amount intended to be purchased under the Letter.

     In  submitting  a Letter,  the  investor  makes no  commitment  to purchase shares. However, if the investor's purchases of shares within the Letter period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that  period,  do not equal or exceed the  intended  purchase amount,  the  investor  agrees  to pay the  additional  amount  of sales  charge applicable  to such  purchases.  That amount is  described in "Terms of Escrow,"
below (those  terms may be amended by the  Distributor  from time to time).  The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the  Transfer  Agent  subject  to the Terms of Escrow.
Also,  the  investor  agrees  to be bound by the terms of the  Prospectus,  this
Statement of Additional  Information and the application  used for a Letter.  If those  terms are  amended,  as they may be from  time to time by the  Fund,  the investor agrees to be bound by the amended terms and that those  amendments will apply automatically to existing Letters.

     If the total eligible  purchases made during the Letter period do not equal or exceed the intended purchase amount,  the concessions  previously paid to the dealer of record for the account and the amount of sales charge  retained by the
Distributor  will be adjusted to the rates applicable to actual total purchases.
If total  eligible  purchases  during the  Letter  period  exceed  the  intended purchase  amount  and exceed  the  amount  needed to qualify  for the next sales charge rate reduction set forth in the  Prospectus,  the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer  returns  to the  Distributor  the  excess of the  amount of  concessions allowed or paid to the dealer over the amount of  concessions  that apply to the actual amount of purchases.  The excess concessions  returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the
Distributor's receipt thereof.

     The Transfer  Agent will not hold shares in escrow for  purchases of shares of the Fund and other  Oppenheimer  funds by  OppenheimerFunds  prototype 401(k)
plans under a Letter.  If the intended  purchase  amount under a Letter  entered into by an  OppenheimerFunds  prototype 401(k) plan is not purchased by the plan by the end of the Letter period, there will be no adjustment of concessions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

     In determining  the total amount of purchases  made under a Letter,  shares redeemed by the investor  prior to the  termination of the Letter period will be deducted.  It is the  responsibility of the dealer of record and/or the investor to advise the Distributor  about the Letter when placing any purchase orders for the  investor  during  the Letter  period.  All of such  purchases  must be made through the Distributor.

         |X|  Terms of Escrow That Apply to Letters of Intent.

     1. Out of the initial purchase (or subsequent  purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount  specified in the Letter shall be held in escrow by the Transfer
Agent. For example, if the intended purchase amount is $50,000, the escrow shall be  shares  valued  in the  amount of $2,500  (computed  at the  offering  price adjusted for a $50,000 purchase).  Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

     2. If the total minimum investment  specified under the Letter is completed within the 13-month Letter period, the escrowed shares will be promptly released to the investor.

     3.  If,  at the end of the  13-month  Letter  period  the  total  purchases pursuant to the Letter are less than the intended  purchase amount  specified in the Letter,  the investor must remit to the  Distributor  an amount equal to the difference  between the dollar  amount of sales  charges  actually  paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time.  That sales charge  adjustment will apply to any shares  redeemed  prior to the  completion of the Letter.  If the  difference in sales  charges  is not  paid  within  twenty  days  after  a  request  from  the
Distributor  or the  dealer,  the  Distributor  will,  within  sixty days of the expiration  of the Letter,  redeem the number of escrowed  shares  necessary  to realize such difference in sales charges.  Full and fractional  shares remaining after such redemption will be released from escrow.  If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

     4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer  Agent as  attorney-in-fact  to surrender for redemption any or all escrowed shares.

     5. The shares  eligible  for  purchase  under the Letter (or the holding of which may be counted toward completion of a Letter) include:

     (a) Class A shares sold with a front-end sales charge or subject to a Class
A contingent deferred sales charge,

     (b)  Class B shares  of  other  Oppenheimer  funds  acquired  subject  to a contingent deferred sales charge, and

     (c) Class A or Class B shares  acquired  by  exchange of either (1) Class A shares of one of the other  Oppenheimer  funds that were  acquired  subject to a
Class A initial or contingent deferred sales charge or (2) Class B shares of one of the other  Oppenheimer  funds  that were  acquired  subject  to a  contingent deferred sales charge.

     6. Shares held in escrow  hereunder  will  automatically  be exchanged  for shares of another  fund to which an exchange is  requested,  as described in the section of the Prospectus  entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

               Asset Builder  Plans.  As explained in the  Prospectus,  you must initially establish your account with $500. Subsequently, you can
               establish  an  Asset  Builder  Plan  to  automatically   purchase
               additional  shares  directly from a bank account for as little as
               $50. For those accounts established prior to November 1, 2002 and which have previously established Asset Builder Plans, additional purchases will remain at $25.  Shares  purchased by Asset Builder
               Plan payments  from bank  accounts are subject to the  redemption restrictions  for recent  purchases  described in the Prospectus.
               Asset  Builder  Plans are  available  only if your bank is an ACH member.  Asset  Builder  Plans may not be used to buy  shares for
               OppenheimerFunds    employer-sponsored    qualified    retirement
               accounts.   Asset  Builder  Plans  also  enable  shareholders  of
               Oppenheimer  Cash  Reserves  to use their  fund  account  to make monthly  automatic  purchases  of  shares  of  up to  four  other
               Oppenheimer funds.

     If you make payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically. Normally the debit will be made
two  business  days  prior  to  the  investment   dates  you  selected  on  your
application.  Neither the Distributor,  the Transfer Agent nor the Fund shall be responsible  for any delays in purchasing  shares that result from delays in ACH transmissions.

     Before you establish Asset Builder payments, you should obtain a prospectus of the selected  fund(s) from your financial  advisor (or the  Distributor)  and request an application from the Distributor. Complete the application and return
it. You may change the amount of your Asset Builder payment or you can terminate these automatic  investments at any time by writing to the Transfer  Agent.  The
Transfer  Agent  requires a  reasonable  period  (approximately  10 days)  after receipt of your  instructions  to implement them. The Fund reserves the right to amend,  suspend or discontinue  offering Asset Builder plans at any time without prior notice.

               Retirement Plans.  Certain types of retirement plans are entitled to  purchase  shares  of the Fund  without  sales  charges  or at reduced sales charge  rates,  as described in an Appendix to this
               Statement of Additional Information. Certain special sales charge arrangements described in that Appendix apply to retirement plans whose  records  are  maintained  on a daily  valuation  basis  by
               Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") or an
               independent   record  keeper  that  has  a  contract  or  special
               arrangement  with Merrill Lynch.  If on the date the plan sponsor signed the Merrill  Lynch record  keeping  service  agreement the plan has less than $1 million in assets  invested  in  applicable investments  (other than assets  invested in money market funds), then the retirement  plan may purchase only Class C shares of the
               Oppenheimer  funds.  If on the date the plan  sponsor  signed the
               Merrill Lynch record  keeping  service  agreement the plan has $1 million  or more in  assets  but less than $5  million  in assets invested in applicable investments (other than assets invested in money market funds),  then the retirement  plan may purchase only
               Class N shares of the Oppenheimer  funds. If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has $5 million or more in assets  invested in applicable investments  (other than assets  invested in money market funds), then the retirement  plan may purchase only Class A shares of the
               Oppenheimer funds.

     OppenheimerFunds  has entered into arrangements with certain record keepers whereby the Transfer Agent  compensates the record keeper for its record keeping and account  servicing  functions that it performs on behalf of the  participant level accounts of a retirement plan.  While such  compensation may act to reduce the record  keeping fees charged by the retirement  plan's record  keeper,  that compensation  arrangement may be terminated at any time,  potentially  affecting the record keeping fees charged by the retirement plan's record keeper.

               Cancellation of Purchase Orders.  Cancellation of purchase orders for the Fund's  shares  (for  example,  when a purchase  check is returned to the Fund  unpaid)  causes a loss to be incurred  when the net asset  values of the  Fund's  shares on the  cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the  purchase  order.  The investor is responsible  for that loss.  If the investor  fails to compensate the Fund for the loss, the  Distributor  will do so. The Fund may reimburse  the  Distributor  for that amount by redeeming  shares from any account  registered in that investor's name, or the Fund or the Distributor may seek other redress.

               Classes of Shares. Each class of shares of the Fund represents an interest  in the  same  portfolio  of  investments  of the  Fund.
               However,  each class has  different  shareholder  privileges  and features.  The net  income  attributable  to Class B,  Class C or
               Class N shares and the  dividends  payable on Class B, Class C or
               Class N shares  will be reduced  by  incremental  expenses  borne solely by that class.  Those  expenses  include  the  asset-based sales  charges  to which  Class B, Class C and Class N shares are subject.

     The  availability  of  different  classes of shares  permits an investor to choose  the  method  of  purchasing  shares  that  is more  appropriate  for the investor.  That may depend on the amount of the purchase, the length of time the investor  expects to hold  shares,  and other  relevant  circumstances.  Class A shares  normally are sold  subject to an initial  sales  charge.  While Class B,
Class C and Class N shares  have no initial  sales  charge,  the  purpose of the deferred sales charge and asset-based sales charge on Class B, Class C and Class
N shares is the same as that of the initial  sales charge on Class A shares - to compensate the Distributor and brokers,  dealers and financial institutions that sell shares of the Fund. A salesperson  who is entitled to receive  compensation from his or her firm for selling  Fund shares may  receive  different  levels of compensation for selling one class of shares rather than another.

     The  Distributor  will not accept  purchase  order of  $100,000 or more for
Class B shares or a purchase  order of $1 million  or more to  purchase  Class C shares on behalf of a single  investor (not  including  dealer  "street name" or omnibus accounts).

     |X| Class A Shares  Subject to a  Contingent  Deferred  Sales  Charge.  For
purchases  of Class A shares at net asset  value  whether  or not  subject  to a contingent  deferred  sales  charge as  described  in the  Prospectus,  no sales concessions  will be paid to the  broker-dealer  of record,  as described in the
Prospectus, on sales of Class A shares purchased with the redemption proceeds of shares of another  mutual fund offered as an  investment  option in a retirement plan in which Oppenheimer  funds are also offered as investment  options under a special  arrangement with the  Distributor,  if the purchase occurs more than 30 days after the  Oppenheimer  funds are added as an investment  option under that plan.  Additionally,  that  concession  will not be paid on purchases of Class A shares by a retirement plan made with the redemption  proceeds of Class N shares of one or more Oppenheimer funds held by the plan for more than 18 months.

     |X| Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class B shares to Class A shares 72 months after purchase is not treated as a taxable event for the shareholder.  If those laws or the IRS  interpretation  of those laws should change,  the automatic  conversion  feature may be suspended.  In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder,  and absent  such  exchange,  Class B shares  might  continue to be subject to the asset-based sales charge for longer than six years.

     |X|  Availability of Class N Shares.  In addition to the description of the types of  retirement  plans which may purchase  Class N shares  contained in the prospectus, Class N shares also are offered to the following:

               o to all rollover IRAs (including SEP IRAs and SIMPLE IRAs),

               o to all rollover  contributions made to Individual 401(k) plans,
               Profit-Sharing Plans and Money Purchase Pension Plans,

               o  to  all  direct   rollovers  from   OppenheimerFunds-sponsored
               Pinnacle and Ascender retirement plans,

               o to all trustee-to-trustee IRA transfers,

               o to all 90-24 type 403(b) transfers,

               o to Group  Retirement  Plans (as  defined in  Appendix C to this
               Statement of  Additional  Information)  which have entered into a special agreement with the Distributor for that purpose,

               o to Retirement  Plans  qualified under Sections 401(a) or 401(k)
               of the  Internal  Revenue  Code,  the  recordkeeper  or the  plan sponsor for which has entered into a special  agreement  with the
               Distributor,

               o to  Retirement  Plans of a plan  sponsor  where  the  aggregate assets of all such plans  invested  in the  Oppenheimer  funds is
               $500,000 or more,

               o to  OppenheimerFunds-sponsored  Ascender  401(k) plans that pay for the purchase with the  redemption  proceeds of Class A shares of one or more Oppenheimer funds, and

               o to certain customers of broker-dealers  and financial  advisors
               that  are   identified  in  a  special   agreement   between  the
               broker-dealer  or financial  advisor and the Distributor for that purpose.

     The sales  concession  and the advance of the service  fee, as described in the Prospectus, will not be paid to dealers of record on sales of Class N shares on:

               purchases  of Class N shares in amounts of  $500,000 or more by a retirement  plan that pays for the purchase  with the  redemption proceeds  of  Class A  shares  of one or more  Oppenheimer  funds
               (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender  401(k) plan to any IRA  invested in the  Oppenheimer funds),

               purchases  of Class N shares in amounts of  $500,000 or more by a retirement  plan that pays for the purchase  with the  redemption proceeds of Class C shares of one or more Oppenheimer  funds held by the plan for more than one year (other than  rollovers from an
               OppenheimerFunds-sponsored  Pinnacle or  Ascender  401(k) plan to any IRA invested in the Oppenheimer funds), and

               on purchases  of Class N shares by an  OppenheimerFunds-sponsored
               Pinnacle  or  Ascender  401(k)  plan  made  with  the  redemption proceeds of Class A shares of one or more Oppenheimer funds.

     No  sales  concessions  will be paid to the  broker-dealer  of  record,  as described  in the  Prospectus,  on sales of  Class N shares  purchased  with the redemption  proceeds of shares of another  mutual fund offered as an  investment option in a  retirement  plan in which  Oppenheimer  funds are also  offered  as investment  options under a special  arrangement  with the  Distributor,  if the purchase  occurs more than 30 days after the  Oppenheimer  funds are added as an investment option under that plan.

     |X|  Allocation of Expenses.  The Fund pays  expenses  related to its daily operations,  such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing  costs.  Those  expenses are paid out of the Fund's assets and are not paid directly by  shareholders.  However,  those expenses reduce the net asset values of shares,  and  therefore  are  indirectly  borne by  shareholders through their investment.

     The  methodology  for  calculating  the  net  asset  value,  dividends  and distributions  of the Fund's  share  classes  recognizes  two types of expenses.
General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class,  and then  equally to each  outstanding  share  within a given  class.  Such  general expenses include  management fees, legal,  bookkeeping and audit fees,  printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional
Information and other materials for current  shareholders,  fees to unaffiliated
Trustees,  custodian expenses,  share issuance costs,  organization and start-up costs, interest,  taxes and brokerage commissions,  and non-recurring  expenses, such as litigation costs.

     Other  expenses that are directly  attributable  to a particular  class are allocated equally to each outstanding share within that class.  Examples of such expenses  include  distribution  and service  plan  (12b-1)  fees,  transfer and shareholder servicing agent fees and expenses,  and shareholder meeting expenses
(to the extent that such expenses pertain only to a specific class).

               Fund  Account  Fees.  As stated in the  Prospectus,  a $12 annual
               "Minimum  Balance  Fee" is assessed on each Fund  account  with a share  balance  valued  under $500.  The  Minimum  Balance Fee is automatically  deducted  from each such Fund  account on or about the second to last business day of September.

     Listed  below  are  certain  cases in which  the Fund has  elected,  in its discretion, not to assess the Fund Account Fees. These exceptions are subject to change:

               A fund account whose shares were acquired after September 30th of the prior year;

               o A  fund  account  that  has a  balance  below  $500  due to the automatic  conversion  of shares  from Class B to Class A shares.
               However,  once all Class B shares held in the  account  have been converted  to Class A shares the new  account  balance may become subject to the Minimum Balance Fee;

               o Accounts  of  shareholders  who elect to access  their  account documents electronically via eDoc Direct;

               o A fund  account  that has only  certificated  shares and, has a balance below $500 and is being escheated;

               o Accounts of shareholders that are held by broker-dealers  under the NSCC Fund/SERV system;

               o  Accounts  held under the  Oppenheimer  Legacy  Program  and/or holding certain Oppenheimer Variable Account Funds;

               o Omnibus  accounts  holding  shares  pursuant  to the  Pinnacle,
               Ascender,  Custom  Plus,  Recordkeeper  Pro and Pension  Alliance
               Retirement Plan programs; and

               o A fund account that falls below the $500 minimum  solely due to market fluctuations within the 12-month period preceding the date the fee is deducted.

     To access account documents  electronically via eDocs Direct,  please visit
the  Service  Center  on  our  website  at   www.oppenheimerfunds.com   or  call
1.888.470.0862 for instructions.

               The Fund  reserves  the  authority to modify Fund Account Fees in its discretion.

               Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are  determined  as of the close of  business  of the  Exchange  on each day that the
               Exchange is open.  The  calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding.  The Exchange normally closes at 4:00 P.M.,  Eastern time, but may close earlier on some other days (for  example,  in case of weather  emergencies  or on days falling  before a U.S.  holiday).  All references to time in this Statement of Additional Information mean "Eastern time." The
               Exchange's most recent annual  announcement  (which is subject to change)  states  that it will  close on New  Year's  Day,  Martin
               Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day,
               Independence Day, Labor Day,  Thanksgiving Day and Christmas Day.
               It may also close on other days.

     Dealers  other  than  Exchange  members  may  conduct  trading  in  certain securities  on days on which the  Exchange  is closed  (including  weekends  and holidays) or after 4:00 P.M. on a regular  business day.  Because the Fund's net asset values will not be calculated  on those days,  the Fund's net asset values per share may be significantly  affected on such days when  shareholders may not purchase or redeem  shares.  Additionally,  trading on European  and Asian stock exchanges and over-the-counter markets normally is completed before the close of the Exchange.

     Changes in the values of securities  traded on foreign exchanges or markets as a result of  events  that  occur  after the  prices of those  securities  are determined,  but before the close of the Exchange,  will not be reflected in the
Fund's  calculation  of its  net  asset  values  that  day  unless  the  Manager determines  that the event is likely to effect a material change in the value of the security. The Manager, or an internal valuation committee established by the
Manager, as applicable,  may establish a valuation, under procedures established by the Board and subject to the approval,  ratification  and confirmation by the
Board at its next ensuing meeting

     |X|  Securities  Valuation.  The Fund's Board of Trustees  has  established procedures  for  the  valuation  of the  Fund's  securities.  In  general  those procedures are as follows:

               o Equity  securities traded on a U.S.  securities  exchange or on
               Nasdaq(R)are valued as follows:

               (1) if last sale  information  is  regularly  reported,  they are valued at the last reported sale price on the

               principal  exchange on which they are traded or on Nasdaq(R),  as applicable, on that day, or

               (2) if last sale  information  is not  available  on a  valuation date,  they are valued at the last reported sale price  preceding the  valuation  date if it is within  the  spread of the  closing
               "bid" and "asked" prices on the valuation date or, if not, at the closing "bid" price on the valuation date.

               o Equity  securities  traded  on a  foreign  securities  exchange generally are valued in one of the following ways:

               (1) at the last  sale  price  available  to the  pricing  service approved by the Board of Trustees, or

               (2) at the last  sale  price  obtained  by the  Manager  from the report of the principal  exchange on which the security is traded at  its  last  trading  session  on  or  immediately  before  the valuation date, or

               (3) at the mean  between  the "bid" and "asked"  prices  obtained from the  principal  exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.

               o Long-term debt securities having a remaining maturity in excess of 60 days are  valued  based on the mean  between  the "bid" and
               "asked" prices determined by a portfolio pricing service approved by the Fund's  Board of Trustees or obtained by the Manager  from two  active  market  makers  in  the  security  on the  basis  of reasonable inquiry.

               o The  following  securities  are valued at the mean  between the
               "bid" and "asked" prices determined by a pricing service approved by the Fund's  Board of Trustees or obtained by the Manager  from two  active  market  makers  in  the  security  on the  basis  of reasonable inquiry:

               (1) debt  instruments  that have a maturity of more than 397 days when issued,

               (2) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and

               (3) non-money  market debt instruments that had a maturity of 397 days or less when issued and which have a  remaining  maturity of
               60 days or less.

               o The  following  securities  are  valued at cost,  adjusted  for amortization of premiums and accretion of discounts:

               (1) money market debt securities held by a non-money  market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and

               (2) debt  instruments  held by a money  market  fund  that have a remaining  maturity  of 397 days or  less.  As  explained  in the
               Prospectus,  if the Manager is unable to locate two market makers willing to

               give  quotes,  a security  may be priced at the mean  between the
               "bid" and "asked" prices provided by a single active market maker
               (which in  certain  cases may be the  "bid"  price if no  "asked"
               price is available).

     In the  case of U.S.  government  securities,  mortgage-backed  securities, corporate bonds and foreign government securities, when last sale information is not generally  available,  the Manager may use pricing services  approved by the
Board of  Trustees.  The pricing  service may use  "matrix"  comparisons  to the prices for comparable  instruments on the basis of quality,  yield and maturity.
Other  special  factors may be involved  (such as the  tax-exempt  status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing  services.  That  monitoring may include  comparing  prices used for portfolio  valuation to actual sales prices of selected  securities.  Securities
(including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures.

     The closing  prices at the close of the Exchange on a  particular  business day that are provided to the Manager by a bank,  dealer or pricing  service that the Manager has  determined to be reliable are used to value  foreign  currency, including forward contracts,  and to convert to U.S. dollars securities that are denominated in foreign currency.

     Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on Nasdaq(R), as applicable,  as determined by a pricing  service  approved by the Board of Trustees or by the  Manager.  If there were no sales that day, they shall be valued at the last sale price on the preceding  trading  day if it is  within  the  spread of the  closing  "bid" and
"asked" prices on the principal  exchange or on Nasdaq(R)on  the valuation date.
If not, the value shall be the closing bid price on the principal exchange or on
Nasdaq(R)on  the valuation  date. If the put, call or future is not traded on an exchange  or on  Nasdaq(R),  it shall be  valued by the mean  between  "bid" and
"asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

     When the Fund writes an option,  an amount equal to the premium received is included  in the Fund's  Statement  of Assets and  Liabilities  as an asset.  An equivalent credit is included in the liability  section.  The credit is adjusted
("marked-to-market")  to reflect the  current  market  value of the  option.  In determining the Fund's gain on investments, if a call or put written by the Fund is exercised,  the proceeds are increased by the premium received.  If a call or put  written  by the Fund  expires,  the Fund  has a gain in the  amount  of the premium. If the Fund enters into a closing purchase transaction,  it will have a gain or loss,  depending  on whether the premium  received was more or less than the cost of the closing  transaction.  If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying  investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

               The  information  below  supplements the terms and conditions for redeeming shares set forth in the Prospectus.

               Checkwriting.  When a check is presented to United  Missouri Bank
               (the "Bank") for clearance,  the Bank will ask the Fund to redeem a  sufficient  number  of  full  and  fractional  shares  in  the shareholder's  account  to cover the  amount of the  check.  This enables the shareholder to continue receiving  dividends on those shares until the check is  presented to the Fund.  Checks may not be presented for payment at the offices of the Bank or the Fund's custodian bank. This limitation does not affect the use of checks for the  payment of bills or to obtain cash at other  banks.  The
               Fund reserves the right to amend, suspend or discontinue offering checkwriting  privileges  at any time.  The Fund will provide you notice whenever it is required to do so by applicable law.

     In choosing to take advantage of the Checkwriting privilege, by signing the account  application or by completing a Checkwriting  card,  each individual who signs:

               (1)  for  individual  accounts,  represents  that  they  are  the registered owner(s) of the shares of the Fund in that account;

               (2) for accounts for corporations, partnerships, trusts and other entities,  represents that they are an officer,  general partner,
               trustee  or  other  fiduciary  or  agent,  as  applicable,   duly
               authorized to act on behalf of the registered owner(s);

               (3)  authorizes the Fund, its Transfer Agent and any bank through which the Fund's  drafts  (checks)  are payable to pay all checks drawn on the  Fund  account  of such  person(s)  and to  redeem a sufficient amount of shares from that account to cover payment of each check;

               (4)  specifically  acknowledges  that if they  choose  to  permit checks to be  honored  if there is a single  signature  on checks drawn  against  joint  accounts,  or accounts  for  corporations, partnerships,  trusts or other entities, the signature of any one signatory on a check will be sufficient  to authorize  payment of that check and redemption from the account,  even if that account is  registered  in the names of more than one person or more than one authorized  signature appears on the Checkwriting card or the application, as applicable;

               (5) understands that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Fund's bank; and

               (6)  acknowledges  and agrees that  neither the Fund nor its bank shall incur any liability for that  amendment or  termination  of checkwriting  privileges  or for  redeeming  shares to pay checks reasonably  believed by them to be genuine,  or for  returning or not paying checks that have not been accepted for any reason.

               Sending  Redemption  Proceeds by Federal Funds Wire.  The Federal
               Funds wire of  redemption  proceeds  may be delayed if the Fund's custodian  bank is not open for  business  on a day when the Fund would  normally  authorize the wire to be made,  which is usually the Fund's next regular business day following the redemption. In those  circumstances,  the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends  will  be  paid  on the  proceeds  of  redeemed  shares awaiting transfer by Federal Funds wire.

               Reinvestment  Privilege.  Within  six months of a  redemption,  a shareholder  may reinvest all or part of the redemption  proceeds of:

               o Class A shares purchased  subject to an initial sales charge or
               Class A shares on which a  contingent  deferred  sales charge was paid, or

               o Class B shares  that were  subject  to the  Class B  contingent deferred sales charge when redeemed.

     The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below.  Reinvestment  will be at the net asset value next computed  after the Transfer  Agent  receives the reinvestment  order.  The  shareholder  must  ask the  Transfer  Agent  for that privilege at the time of reinvestment. This privilege does not apply to Class C,
Class N or Class Y shares.  The Fund may amend,  suspend or cease  offering this reinvestment  privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

     Any  capital  gain that was  realized  when the  shares  were  redeemed  is taxable,  and reinvestment  will not alter any capital gains tax payable on that gain.  If there has been a capital  loss on the  redemption,  some or all of the loss may not be tax  deductible,  depending  on the  timing  and  amount  of the reinvestment.  Under the Internal  Revenue Code, if the  redemption  proceeds of
Fund  shares on which a sales  charge was paid are  reinvested  in shares of the
Fund or another of the Oppenheimer  funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge  paid.  That would reduce the loss or increase the gain  recognized  from the  redemption.  However,  in that case the sales  charge  would  be  added  to the  basis  of the  shares  acquired  by the reinvestment of the redemption proceeds.

               Payments "In Kind". The Prospectus states that payment for shares tendered for  redemption  is  ordinarily  made in cash.  However, under  certain  circumstances,  the Board of Trustees of the Fund may determine  that it would be detrimental to the best interests of the  remaining  shareholders  of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may  pay  the  redemption  proceeds  in  whole  or in  part  by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

     The Fund has  elected to be  governed  by Rule 18f-1  under the  Investment
Company Act.  Under that rule,  the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any
90-day  period for any one  shareholder.  If shares are  redeemed  in kind,  the redeeming  shareholder  might  incur  brokerage  or other  costs in selling  the securities for cash. The Fund will value  securities  used to pay redemptions in kind  using the same  method  the Fund uses to value  its  portfolio  securities described  above  under  "Determination  of Net Asset  Values Per  Share."  That
valuation will be made as of the time the redemption price is determined.

               Involuntary  Redemptions.  The Fund's  Board of Trustees  has the
               right to cause the  involuntary  redemption of the shares held in any account if the  aggregate  net asset value of those shares is less than $500 or such  lesser  amount as the Board may fix.  The
               Board will not cause the  involuntary  redemption of shares in an account  if the  aggregate  net asset  value of such  shares  has fallen  below  the  stated  minimum  solely as a result of market fluctuations.  If the Board exercises this right, it may also fix the  requirements  for any notice to be given to the shareholders in question (not less than 30 days). The Board may  alternatively set  requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

               Transfers  of  Shares.  A  transfer  of  shares  to  a  different registration  is not an event that  triggers the payment of sales charges.  Therefore,  shares are not  subject to the payment of a contingent  deferred  sales  charge  of any  class at the time of transfer  to the name of another  person or  entity.  It does not matter whether the transfer occurs by absolute  assignment,  gift or  bequest,  as  long  as  it  does  not  involve,  directly  or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares  will  remain  subject to the  contingent  deferred  sales charge.  It will be calculated as if the  transferee  shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

     If less than all shares  held in an account are  transferred,  and some but not all shares in the account  would be subject to a contingent  deferred  sales charge if redeemed at the time of  transfer,  the  priorities  described  in the
Prospectus  under "How to Buy Shares" for the imposition of the Class B, Class C and Class N contingent deferred sales charge will be followed in determining the order in which shares are transferred.

               Distributions  From Retirement Plans.  Requests for distributions from  OppenheimerFunds-sponsored  IRAs,  SEP-IRAs,  SIMPLE  IRAs,
               403(b)(7)   custodial   plans,   401(k)   plans  or   pension  or
               profit-sharing   plans   should   be   addressed   to   "Trustee,
               OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its
               address  listed in "How To Sell Shares" in the  Prospectus  or on the back cover of this Statement of Additional  Information.  The request must:

               (1) state the reason for the distribution;

               (2)  state  the  owner's   awareness  of  tax  penalties  if  the
               distribution is premature; and

               (3) conform to the  requirements of the plan and the Fund's other redemption requirements.

     Participants     (other    than    self-employed    plan    sponsors)    in
OppenheimerFunds-sponsored  pension or  profit-sharing  plans with shares of the
Fund  held in the name of the plan or its  fiduciary  may not  directly  request redemption of their accounts.  The plan administrator or fiduciary must sign the request.

     Distributions  from pension and profit sharing plans are subject to special requirements  under the Internal Revenue Code and certain  documents  (available from the Transfer  Agent) must be completed and submitted to the Transfer  Agent before the  distribution  may be made.  Distributions  from retirement plans are subject to  withholding  requirements  under the Internal  Revenue Code, and IRS
Form W-4P  (available from the Transfer Agent) must be submitted to the Transfer
Agent with the distribution request, or the distribution may be delayed.  Unless
the   shareholder   has  provided  the  Transfer  Agent  with  a  certified  tax identification  number,  the Internal Revenue Code requires that tax be withheld from any distribution  even if the shareholder  elects not to have tax withheld.
The Fund,  the  Manager,  the  Distributor,  and the  Transfer  Agent  assume no responsibility to determine  whether a distribution  satisfies the conditions of applicable tax laws and will not be responsible  for any tax penalties  assessed in connection with a distribution.

               Special  Arrangements  for  Repurchase of Shares from Dealers and
               Brokers.  The  Distributor  is the Fund's agent to repurchase its shares  from  authorized  dealers  or  brokers on behalf of their customers.  Shareholders should contact their broker or dealer to arrange this type of redemption.  The repurchase  price per share will be the net asset value next computed  after the  Distributor receives an order placed by the dealer or broker. However, if the
               Distributor  receives a repurchase  order from a dealer or broker after the close of the  Exchange  on a regular  business  day, it will be  processed at that day's net asset value if the order was received by the dealer or broker from its customers  prior to the time the Exchange closes.  Normally,  the Exchange closes at 4:00
               P.M., but may do so earlier on some days. Additionally, the order must have been  transmitted  to and  received by the  Distributor prior to its close of business that day (normally 5:00 P.M.).

     Ordinarily,  for accounts redeemed by a broker-dealer under this procedure, payment  will be made  within  three  business  days after the shares  have been redeemed upon the Distributor's  receipt of the required redemption documents in proper  form.  The  signature(s)  of the  registered  owners  on the  redemption documents must be guaranteed as described in the Prospectus.

               Automatic Withdrawal and Exchange Plans.  Investors owning shares of the Fund valued at $5,000 or more can  authorize  the Transfer
               Agent  to  redeem  shares  (having  a  value  of  at  least  $50)
               automatically  on a  monthly,  quarterly,  semi-annual  or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed
               three   business  days  prior  to  the  date   requested  by  the
               shareholder for receipt of the payment.  Automatic withdrawals of up to $1,500 per month may be  requested by telephone if payments are to be made by check  payable to all  shareholders  of record.
               Payments  must  also be sent to the  address  of  record  for the account and the  address  must not have been  changed  within the
               prior   30   days.    Required   minimum    distributions    from
               OppenheimerFunds-sponsored  retirement  plans may not be arranged on this basis.

     Payments are normally made by check,  but shareholders  having  AccountLink privileges  (see "How To Buy Shares") may arrange to have  Automatic  Withdrawal
Plan  payments  transferred  to the  bank  account  designated  on  the  account application or by signature-guaranteed  instructions sent to the Transfer Agent.
Shares are  normally  redeemed  pursuant to an Automatic  Withdrawal  Plan three business  days  before the  payment  transmittal  date you select in the account application.  If a contingent  deferred sales charge applies to the  redemption, the amount of the check or payment will be reduced accordingly.

     The Fund cannot guarantee  receipt of a payment on the date requested.  The
Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice.  Because of the sales charge  assessed on Class A share purchases,  shareholders  should not make regular additional Class A share purchases while participating in an Automatic  Withdrawal Plan. Class B, Class C
and Class N  shareholders  should  not  establish  automatic  withdrawal  plans, because of the potential  imposition of the contingent  deferred sales charge on such  withdrawals  (except  where  the  Class B,  Class C or Class N  contingent deferred  sales charge is waived as described in Appendix C to this Statement of
Additional Information).

     By requesting an Automatic  Withdrawal or Exchange  Plan,  the  shareholder agrees to the terms and  conditions  that apply to such plans,  as stated below.
These  provisions  may be  amended  from  time to time by the  Fund  and/or  the
Distributor.  When adopted,  any amendments will automatically apply to existing
Plans.

     |X| Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to  exchange  a  pre-determined  amount of shares of the Fund for shares (of the same class) of other  Oppenheimer funds  automatically on a monthly,  quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50.  Instructions should be
provided   on   the   OppenheimerFunds   Application   or   signature-guaranteed
instructions.  Exchanges made under these plans are subject to the  restrictions that  apply  to  exchanges  as set  forth  in "How to  Exchange  Shares"  in the
Prospectus and below in this Statement of Additional Information.

     |X| Automatic  Withdrawal  Plans. Fund shares will be redeemed as necessary to meet  withdrawal  payments.  Shares  acquired  without a sales charge will be redeemed  first.  Shares  acquired with  reinvested  dividends and capital gains distributions  will be redeemed next,  followed by shares  acquired with a sales charge, to the extent necessary to make withdrawal payments.  Depending upon the amount withdrawn, the investor's principal may be depleted.  Payments made under these plans should not be considered as a yield or income on your investment.

     The Transfer Agent will administer the investor's Automatic Withdrawal Plan as  agent  for the  shareholder(s)  (the  "Planholder")  who  executed  the plan authorization and application  submitted to the Transfer Agent. Neither the Fund nor the  Transfer  Agent shall incur any  liability  to the  Planholder  for any action taken or not taken by the Transfer  Agent in good faith to administer the plan. Share certificates will not be issued for shares of the Fund purchased for and held under the plan,  but the Transfer  Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder  may be  surrendered  unendorsed to the Transfer Agent with the plan  application so that the shares  represented by the  certificate may be held under the plan.

     For  accounts  subject to  Automatic  Withdrawal  Plans,  distributions  of capital gains must be  reinvested  in shares of the Fund,  which will be done at net asset value without a sales charge.  Dividends on shares held in the account may be paid in cash or reinvested.

     Shares will be redeemed to make withdrawal  payments at the net asset value per share  determined on the redemption  date.  Checks or  AccountLink  payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date  selected for receipt of the payment,  according to the choice specified in writing by the Planholder.  Receipt of payment on the date selected cannot be guaranteed.

     The amount and the  interval of  disbursement  payments  and the address to which  checks  are to be mailed or  AccountLink  payments  are to be sent may be changed at any time by the  Planholder  by writing to the  Transfer  Agent.  The
Planholder should allow at least two weeks' time after mailing such notification for the requested  change to be put in effect.  The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the plan.  That  notice  must be in proper form in  accordance with the requirements of the then-current  Prospectus of the Fund. In that case, the Transfer  Agent will redeem the number of shares  requested at the net asset value  per  share  in  effect  and will  mail a check  for the  proceeds  to the
Planholder.

     The  Planholder may terminate a plan at any time by writing to the Transfer
Agent.  The Fund may also give  directions to the Transfer  Agent to terminate a plan. The Transfer Agent will also terminate a plan upon its receipt of evidence satisfactory  to it that the  Planholder  has died or is legally  incapacitated.
Upon  termination of a plan by the Transfer Agent or the Fund,  shares that have not  been  redeemed  will  be  held in  uncertificated  form in the  name of the
Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper  instructions  are received from the Planholder, his or her executor or guardian, or another authorized person.

     If the  Transfer  Agent ceases to act as transfer  agent for the Fund,  the
Planholder will be deemed to have appointed any successor  transfer agent to act as agent in administering the plan.

How to Exchange Shares

               As stated in the  Prospectus,  shares  of a  particular  class of
               Oppenheimer  funds  having  more than one class of shares  may be exchanged only for shares of the same class of other  Oppenheimer funds.  Shares of  Oppenheimer  funds  that  have a single  class without a class  designation are deemed "Class A" shares for this purpose.  You can obtain a current list showing which funds offer which classes of shares by calling the Distributor.

               o All of the  Oppenheimer  funds currently offer Class A, B, C, N and Y shares with the following exceptions:

     The following funds only offer Class A shares:

     Centennial America Fund, L.P.                Centennial Money Market Trust
     Centennial California Tax Exempt Trust       Centennial New York Tax Exempt Trust
     Centennial Government Trust                  Centennial Tax Exempt Trust
                                                  Oppenheimer Money Market Fund, Inc.

              The following funds do not offer Class N shares:

      Limited Term New York Municipal Fund
     Oppenheimer AMT-Free Municipals             Oppenheimer New Jersey Municipal Fund
     Oppenheimer AMT-Free New York Municipals    Oppenheimer Principal Protected
                                                        Main Street Fund II
     Oppenheimer California Municipal Fund      Oppenheimer Pennsylvania Municipal Fund
     Oppenheimer International Value Fund       Oppenheimer Rochester National Municipals
     Oppenheimer Limited Term California
         Municipal Fund                         Oppenheimer Senior Floating Rate Fund
     Oppenheimer Limited Term Municipal Fund    Rochester Fund Municipals

     The following funds do not offer Class Y shares:

     Limited Term New York Municipal Fund         Oppenheimer International
                                                         Small Company Fund
     Oppenheimer AMT-Free Municipals              Oppenheimer Limited Term
                                                        Municipal Fund
     Oppenheimer AMT-Free New York Municipals     Oppenheimer New Jersey Municipal Fund
     Oppenheimer Balanced Fund                    Oppenheimer Pennsylvania Municipal Fund
     Oppenheimer California Municipal Fund        Oppenheimer Principal Protected
                                                         Main Street Fund
     Oppenheimer Capital Income Fund             Oppenheimer Principal Protected
                                                        Main Street Fund II
     Oppenheimer Cash Reserves                   Oppenheimer Principal Protected
                                                        Main Street Fund III
     Oppenheimer Champion Income Fund            Oppenheimer Quest Capital Value Fund, Inc.
     Oppenheimer Convertible Securities Fund     Oppenheimer Quest International Value Fund, Inc.
     Oppenheimer Disciplined Allocation Fund     Oppenheimer Rochester National Municipals
     Oppenheimer Developing Markets Fund         Oppenheimer Senior Floating Rate Fund
     Oppenheimer Gold & Special Minerals Fund    Oppenheimer Small Cap Value Fund
     Oppenheimer International Bond Fund         Oppenheimer Total Return Bond Fund
     Oppenheimer International Growth Fund

               o  Oppenheimer  Money Market Fund,  Inc.  only offers Class A and
               Class Y shares.

               o Class Y  shares  of  Oppenheimer  Real  Asset  Fund  may not be exchanged for shares of any other fund.

               o  Class  B,  Class C and  Class N  shares  of  Oppenheimer  Cash
               Reserves are generally  available  only by exchange from the same
               class  of  shares   of  other   Oppenheimer   funds  or   through
               OppenheimerFunds-sponsored 401(k) plans.

               o Class M shares of Oppenheimer  Convertible  Securities Fund may be exchanged only for Class A shares of other Oppenheimer  funds.
               They may not be  acquired  by  exchange of shares of any class of any other  Oppenheimer funds except Class A shares of Oppenheimer
               Money  Market  Fund or  Oppenheimer  Cash  Reserves  acquired  by exchange of Class M shares.

               o Shares  of  Oppenheimer  Capital  Preservation  Fund may not be
               exchanged  for shares of  Oppenheimer  Money Market  Fund,  Inc.,
               Oppenheimer Cash Reserves or Oppenheimer  Limited-Term Government
               Fund. Only participants in certain  retirement plans may purchase shares of Oppenheimer  Capital  Preservation Fund, and only those participants may exchange shares of other  Oppenheimer  funds for shares of Oppenheimer Capital Preservation Fund.

               o Class A shares of  Oppenheimer  funds may be  exchanged  at net asset value for shares of any money  market  fund  offered by the
               Distributor.  Shares of any money market fund purchased without a sales charge may be  exchanged  for shares of  Oppenheimer  funds offered  with a sales  charge upon  payment of the sales  charge.
               They may also be used to  purchase  shares of  Oppenheimer  funds subject  to an early  withdrawal  charge or  contingent  deferred sales charge.

               o Shares of Oppenheimer  Money Market Fund,  Inc.  purchased with the  redemption  proceeds of shares of other  mutual funds (other than funds managed by the Manager or its  subsidiaries)  redeemed within the 30 days prior to that  purchase  may  subsequently  be exchanged  for shares of other  Oppenheimer  funds  without being subject to an initial sales charge or contingent  deferred  sales charge.  To  qualify  for that  privilege,  the  investor  or the investor's  dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market
               Fund, Inc. are purchased. If requested, they must supply proof of entitlement to this privilege.

               o Shares of the Fund  acquired by  reinvestment  of  dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which  reinvestment  arrangements  have been  made with the  Distributor  may be  exchanged  at net asset value for shares of any of the Oppenheimer funds.

               o Shares of Oppenheimer  Principal Protected Main Street Fund may
               be  exchanged  at  net  asset  value  for  shares  of  any of the
               Oppenheimer  funds.  However,  shareholders  are not permitted to
               exchange  shares  of  other   Oppenheimer  funds  for  shares  of
               Oppenheimer  Principal Protected Main Street Fund until after the expiration of the warranty period (8/5/2010).

               o Shares of Oppenheimer  Principal  Protected Main Street Fund II
               may be  exchanged  at net asset  value  for  shares of any of the
               Oppenheimer  funds.  However,  shareholders  are not permitted to
               exchange  shares  of  other   Oppenheimer  funds  for  shares  of
               Oppenheimer  Principal  Protected Main Street Fund II until after the expiration of the warranty period (2/4/2011).

               o Shares of Oppenheimer  Principal Protected Main Street Fund III
               may be  exchanged  at net asset  value  for  shares of any of the
               Oppenheimer  funds.  However,  shareholders  are not permitted to
               exchange  shares  of  other   Oppenheimer  funds  for  shares  of
               Oppenheimer  Principal Protected Main Street Fund III until after the expiration of the warranty period (12/6/2011).

     The Fund may amend,  suspend or  terminate  the  exchange  privilege at any time.  Although the Fund may impose these  changes at any time,  it will provide you with notice of those changes  whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially  amending or  terminating  the exchange  privilege.  That 60 day notice is not required in extraordinary circumstances.

     |X| How Exchanges Affect Contingent  Deferred Sales Charges.  No contingent deferred  sales charge is imposed on exchanges of shares of any class  purchased subject to a contingent deferred sales charge, with the following exceptions:

               o When  Class  A  shares  of any  Oppenheimer  fund  (other  than
               Rochester  National  Municipals  and Rochester  Fund  Municipals)
               acquired by exchange  of Class A shares of any  Oppenheimer  fund purchased  subject to a Class A contingent  deferred sales charge are redeemed  within 18 months measured from the beginning of the calendar month of the initial  purchase of the exchanged  Class A shares,  the Class A contingent  deferred sales charge is imposed on the redeemed shares.

               o When  Class A  shares  of  Rochester  National  Municipals  and
               Rochester Fund Municipals  acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred  sales  charge  are  redeemed  within  24  months of the beginning  of the calendar  month of the initial  purchase of the exchanged Class A shares,  the Class A contingent  deferred sales charge is imposed on the redeemed shares.

               o If any  Class A shares  of  another  Oppenheimer  fund that are exchanged for Class A shares of Oppenheimer  Senior Floating Rate
               Fund are subject to the Class A contingent  deferred sales charge of the  other  Oppenheimer  fund  at the  time of  exchange,  the holding period for that Class A contingent  deferred sales charge will  carry  over to the  Class A shares  of  Oppenheimer  Senior
               Floating Rate Fund  acquired in the exchange.  The Class A shares of  Oppenheimer  Senior  Floating  Rate  Fund  acquired  in  that exchange will be subject to the Class A Early  Withdrawal  Charge of Oppenheimer  Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.

               o  When  Class  A  shares  of   Oppenheimer   Cash  Reserves  and
               Oppenheimer Money Market Fund, Inc. acquired by exchange of Class
               A shares of any Oppenheimer  fund purchased  subject to a Class A contingent  deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were  exchanged, the Class A  contingent  deferred  sales  charge of the fund from which the  shares  were  exchanged  is  imposed  on the  redeemed shares.

               o With  respect  to  Class  B  shares  (other  than  Limited-Term
               Government  Fund,  Limited Term Municipal Fund,  Limited Term New
               York Municipal Fund,  Oppenheimer  Capital  Preservation Fund and
               Oppenheimer  Senior  Floating Rate Fund),  the Class B contingent deferred  sales  charge is imposed on Class B shares  acquired by exchange  if they are  redeemed  within six years of the  initial purchase of the exchanged Class B shares.

               o With respect to Class B shares of Limited-Term Government Fund,
               Limited Term  Municipal  Fund,  Limited  Term New York  Municipal
               Fund,  Oppenheimer  Capital  Preservation  Fund  and  Oppenheimer
               Senior Floating Rate Fund, the Class B contingent  deferred sales charge is imposed on Class B shares  acquired by exchange if they are  redeemed  within  5 years  of the  initial  purchase  of the exchanged Class B shares.

               o With respect to Class C shares, the Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

               o With respect to Class N shares, a 1% contingent  deferred sales charge will be imposed if the retirement plan (not including IRAs and  403(b)  plans)  is  terminated  or  Class  N  shares  of all
               Oppenheimer  funds are terminated as an investment  option of the plan and Class N shares are  redeemed  within 18 months after the plan's first purchase of Class N shares of any  Oppenheimer  fund or with respect to an individual  retirement plan or 403(b) plan,
               Class N shares are redeemed  within 18 months of the plan's first purchase of Class N shares of any Oppenheimer fund.

               o When Class B, Class C or Class N shares are  redeemed to effect an exchange,  the priorities  described in "How To Buy Shares" in the  Prospectus  for the  imposition  of the Class B,  Class C or
               Class N  contingent  deferred  sales  charge  will be followed in determining  the order in which the shares are exchanged.  Before exchanging shares,  shareholders should take into account how the exchange  may affect any  contingent  deferred  sales charge that might  be  imposed  in the  subsequent  redemption  of  remaining shares.

     Shareholders  owning shares of more than one class must specify which class of shares they wish to exchange.

     |X| Limits on Multiple  Exchange  Orders.  The Fund  reserves  the right to reject  telephone or written  exchange  requests  submitted in bulk by anyone on behalf of more than one account.  The Fund may accept  requests for exchanges of up to 50  accounts  per day from  representatives  of  authorized  dealers  that qualify for this privilege.

     |X| Telephone  Exchange  Requests.  When exchanging shares by telephone,  a shareholder  must have an existing  account in the fund to which the exchange is to be made.  Otherwise,  the  investors  must obtain a  prospectus  of that fund before the exchange  request may be submitted.  If all telephone  lines are busy
(which  might  occur,  for  example,   during  periods  of  substantial   market
fluctuations),  shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

     |X| Processing  Exchange  Requests.  Shares to be exchanged are redeemed on the regular  business day the  Transfer  Agent  receives an exchange  request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are  purchased on the  Redemption  Date,  but such  purchases  may be delayed by either  fund up to  five  business  days  if it  determines  that  it  would  be disadvantaged  by an immediate  transfer of the  redemption  proceeds.  The Fund reserves the right, in its discretion,  to refuse any exchange  request that may disadvantage it. For example,  if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price  that  might be  disadvantageous  to the  Fund,  the Fund may  refuse  the request.

     When you exchange some or all of your shares from one fund to another,  any special  account  feature such as an Asset Builder Plan or Automatic  Withdrawal
Plan,  will be switched  to the new fund  account  unless you tell the  Transfer
Agent not to do so. However,  special  redemption and exchange  features such as
Automatic Exchange Plans and Automatic Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

     In connection with any exchange request, the number of shares exchanged may be less than the number  requested if the exchange or the number requested would include  shares  subject  to a  restriction  cited  in the  Prospectus  or  this
Statement of Additional Information,  or would include shares covered by a share certificate  that is not  tendered  with the request.  In those cases,  only the shares available for exchange without restriction will be exchanged.

     The different  Oppenheimer  funds  available  for exchange  have  different investment objectives,  policies and risks. A shareholder should assure that the fund selected is  appropriate  for his or her  investment and should be aware of the tax  consequences  of an  exchange.  For  federal  income tax  purposes,  an exchange  transaction  is  treated as a  redemption  of shares of one fund and a purchase of shares of another.  "Reinvestment  Privilege," above, discusses some of the tax  consequences of  reinvestment of redemption  proceeds in such cases.
The  Fund,  the  Distributor,  and the  Transfer  Agent are  unable  to  provide investment,  tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

               Dividends and Distributions.  The Fund has no fixed dividend rate and there can be no assurance as to the payment of any  dividends or the  realization  of any  capital  gains.  The  dividends  and distributions  paid by a class of  shares  will vary from time to time  depending  on market  conditions,  the  composition  of the
               Fund's  portfolio,  and  expenses  borne  by the  Fund  or  borne separately  by a  class.  Dividends  are  calculated  in the same manner,  at the same time,  and on the same day for each class of shares. However, dividends on Class B, Class C and Class N shares are  expected to be lower than  dividends  on Class A and Class Y shares.  That is because of the effect of the  asset-based  sales charge on Class B,  Class C and Class N shares.  Those  dividends will also differ in amount as a consequence  of any difference in the net asset values of the different classes of shares.

     Dividends,  distributions  and  proceeds of the  redemption  of Fund shares represented  by checks  returned to the Transfer  Agent by the Postal Service as undeliverable  will be invested in shares of Oppenheimer Money Market Fund, Inc.
Reinvestment  will be made as  promptly  as  possible  after the  return of such checks  to the  Transfer  Agent,  to  enable  the  investor  to earn a return on otherwise  idle funds.  Unclaimed  accounts may be subject to state  escheatment laws, and the Fund and the Transfer Agent will not be liable to  shareholders or their representatives for compliance with those laws in good faith.

               Tax Status of the Fund's Dividends, Distributions and Redemptions
               of Shares.  The federal tax treatment of the Fund's dividends and
               capital  gains   distributions  is  briefly  highlighted  in  the
               Prospectus. The following is only a summary of certain additional
               tax   considerations   generally   affecting  the  Fund  and  its
               shareholders.

     The tax  discussion  in the  Prospectus  and this  Statement of  Additional
Information is based on tax law in effect on the date of the Prospectus and this
Statement of Additional  Information.  Those laws and regulations may be changed by legislative,  judicial, or administrative action,  sometimes with retroactive effect.  State and local tax treatment of ordinary income  dividends and capital gain dividends from regulated investment companies may differ from the treatment under the Internal Revenue Code described below.  Potential purchasers of shares of the Fund are urged to consult their tax advisers  with specific  reference to their own tax  circumstances as well as the  consequences of federal,  state and local tax rules affecting an investment in the Fund.

     |X| Qualification as a Regulated  Investment Company.  The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal
Revenue Code of 1986, as amended. As a regulated investment company, the Fund is not subject to federal  income tax on the portion of its net  investment  income
(that is, taxable interest, dividends, and other taxable ordinary income, net of expenses)  and  capital  gain net income  (that is, the excess of net  long-term capital  gains  over net  short-term  capital  losses)  that it  distributes  to shareholders.  That qualification  enables the Fund to "pass through" its income and realized  capital gains to  shareholders  without having to pay tax on them.
This avoids a "double tax" on that income and capital gains,  since shareholders normally  will be taxed on the dividends and capital gains they receive from the
Fund  (unless  their  Fund  shares  are  held  in a  retirement  account  or the shareholder is otherwise exempt from tax).

     The Internal  Revenue Code contains a number of complex  tests  relating to qualification  that the Fund might not meet in a particular  year. If it did not qualify as a  regulated  investment  company,  the Fund would be treated for tax purposes as an  ordinary  corporation  and would  receive no tax  deduction  for payments made to shareholders.

     To qualify as a regulated  investment company,  the Fund must distribute at least 90% of its investment  company  taxable  income (in brief,  net investment income and the excess of net short-term  capital gain over net long-term capital
loss)  for  the  taxable  year.  The  Fund  must  also  satisfy   certain  other
requirements of the Internal  Revenue Code,  some of which are described  below.
Distributions  by the Fund made  during the  taxable  year or,  under  specified circumstances,  within 12 months  after the close of the taxable  year,  will be considered  distributions  of income  and gains  for the  taxable  year and will therefore count toward satisfaction of the above-mentioned requirement.

     To qualify as a regulated investment company, the Fund must derive at least
90% of its gross income from dividends,  interest, certain payments with respect to  securities  loans,  gains  from the sale or  other  disposition  of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

     In addition to satisfying the  requirements  described above, the Fund must satisfy  an  asset  diversification  test in  order to  qualify  as a  regulated investment company.  Under that test, at the close of each quarter of the Fund's taxable  year,  at least 50% of the value of the Fund's  assets must  consist of cash  and  cash  items  (including  receivables),  U.S.  government  securities, securities of other  regulated  investment  companies,  and  securities of other issuers. As to each of those issuers,  the Fund must not have invested more than
5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the  outstanding  voting  securities  of each such  issuer.  No more than 25% of the  value of its  total  assets  may be invested  in the  securities  of any one  issuer  (other  than  U.S.  government securities and securities of other regulated investment companies), or in two or more  issuers  which the Fund  controls  and which  are  engaged  in the same or similar trades or businesses.  For purposes of this test,  obligations issued or guaranteed by certain agencies or  instrumentalities  of the U.S. government are treated as U.S. government securities.

     |X|  Excise  Tax on  Regulated  Investment  Companies.  Under the  Internal
Revenue  Code,  by December 31 each year,  the Fund must  distribute  98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through  October 31 of the current  year. If it does not, the Fund must pay an excise tax on the amounts not distributed.  It is presently  anticipated that the Fund will meet  those  requirements.  To meet this  requirement,  in certain circumstances the Fund might be required to liquidate  portfolio  investments to make sufficient distributions to avoid excise tax liability.  However, the Board of Trustees and the Manager might  determine in a particular  year that it would be in the  best  interests  of  shareholders  for  the  Fund  not to  make  such distributions  at  the  required  levels  and  to  pay  the  excise  tax  on the undistributed  amounts.  That would reduce the amount of income or capital gains available for distribution to shareholders.

     |X|  Taxation  of Fund  Distributions.  The Fund  anticipates  distributing substantially  all of its  investment  company  taxable  income for each taxable year. Those distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

     Special  provisions of the Internal  Revenue Code govern the eligibility of
the  Fund's  dividends  for  the  dividends-received   deduction  for  corporate
shareholders.  Long-term  capital gains  distributions  are not eligible for the deduction.  The amount of  dividends  paid by the Fund that may  qualify for the deduction is limited to the aggregate  amount of qualifying  dividends  that the
Fund derives  from  portfolio  investments  that the Fund has held for a minimum period,  usually 46 days. A corporate  shareholder  will not be eligible for the deduction  on  dividends  paid on Fund shares  held for 45 days or less.  To the extent the Fund's  dividends are derived from gross income from option premiums, interest  income or  short-term  gains from the sale of  securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

     The Fund may either retain or distribute  to  shareholders  its net capital gain for each taxable year.  The Fund  currently  intends to distribute any such amounts.  If net long term capital  gains are  distributed  and  designated as a capital gain  distribution,  it will be taxable to  shareholders  as a long-term capital gain and will be properly  identified in reports sent to shareholders in
January  of each  year.  Such  treatment  will  apply  no  matter  how  long the shareholder  has held his or her shares or whether that gain was  recognized  by the Fund before the shareholder acquired his or her shares.

     If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, the Fund will provide to shareholders of record on the last day of its taxable year information  regarding their pro rata share of the gain and tax paid. As a result,  each  shareholder  will be required to report his or her pro rata  share of such gain on their tax return as  long-term  capital  gain,  will receive a  refundable  tax credit for  his/her pro rata share of tax paid by the
Fund on the gain,  and will  increase  the tax basis  for  his/her  shares by an amount equal to the deemed distribution less the tax credit.

     Investment  income  that may be received  by the Fund from  sources  within foreign  countries may be subject to foreign taxes  withheld at the source.  The
United  States has entered into tax treaties with many foreign  countries  which entitle the Fund to a reduced rate of, or exemption from, taxes on such income.

     Distributions by the Fund that do not constitute  ordinary income dividends or  capital  gain  distributions  will be  treated as a return of capital to the extent  of the  shareholder's  tax basis in their  shares.  Any  excess  will be treated as gain from the sale of those shares, as discussed below.  Shareholders will be advised  annually  as to the U.S.  federal  income tax  consequences  of distributions made (or deemed made) during the year. If prior distributions made by the Fund must be  re-characterized  as a non-taxable return of capital at the end of the  fiscal  year as a result  of the  effect  of the  Fund's  investment policies, they will be identified as such in notices sent to shareholders.

     Distributions  by the Fund will be treated in the  manner  described  above regardless  of  whether  the  distributions  are paid in cash or  reinvested  in additional  shares of the Fund (or of another  fund).  Shareholders  receiving a distribution  in the form of  additional  shares will be treated as  receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

     The Fund will be  required  in certain  cases to  withhold  28% of ordinary income dividends, capital gains distributions and the proceeds of the redemption of  shares,  paid to any  shareholder  (1) who has  failed to  provide a correct taxpayer identification number or to properly certify that number when required,
(2) who is subject to backup  withholding  for  failure to report the receipt of interest or dividend  income  properly,  or (3) who has failed to certify to the
Fund that the shareholder is not subject to backup  withholding or is an "exempt recipient" (such as a corporation).  Any tax withheld by the Fund is remitted by the Fund to the U.S.  Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year.

     |X| Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares,  the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares. All or a portion  of  any  loss  recognized  in  that  manner  may be  disallowed  if the shareholder  purchases  other  shares of the Fund within 30 days before or after the redemption.

     In general,  any gain or loss arising from the  redemption of shares of the
Fund will be  considered  capital  gain or loss,  if the  shares  were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term  capital  loss to the extent of the amount of capital gain dividends  received on those shares.
Special holding period rules under the Internal  Revenue Code apply in this case to  determine  the  holding  period  of  shares  and  there  are  limits  on the deductibility of capital losses in any year.

     |X| Foreign Shareholders. Under U.S. tax law, taxation of a shareholder who is a foreign  person  (to  include,  but not  limited  to, a  nonresident  alien individual,  a foreign  trust, a foreign  estate,  a foreign  corporation,  or a foreign  partnership)  primarily  depends on whether the foreign person's income from the Fund is  effectively  connected  with the  conduct  of a U.S.  trade or business.  Typically,  ordinary income dividends paid from a mutual fund are not considered "effectively connected" income.

     Ordinary  income  dividends  that are paid by the Fund (and are  deemed not
"effectively connected income") to foreign persons will be subject to a U.S. tax withheld  by the Fund at a rate of 30%,  provided  the Fund  obtains a  properly completed and signed  Certificate of Foreign Status. The tax rate may be reduced if the  foreign  person's  country of  residence  has a tax treaty with the U.S.
allowing for a reduced tax rate on ordinary  income  dividends paid by the Fund.
Any tax  withheld by the Fund is remitted by the Fund to the U.S.  Treasury  and all income and any tax withheld is identified in reports mailed to  shareholders in March of each year.

     If the ordinary income  dividends from the Fund are  effectively  connected with the conduct of a U.S. trade or business,  then the foreign person may claim an  exemption  from the U.S.  tax  described  above  provided the Fund obtains a properly  completed and signed  Certificate  of Foreign  Status.  If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 28% on ordinary income  dividends, capital gains  distributions and the proceeds of the redemption of shares,  paid to any foreign  person.  Any tax  withheld  (in this  situation)  by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year.

     The tax  consequences to foreign persons  entitled to claim the benefits of an applicable tax treaty may be different from those described  herein.  Foreign shareholders  are urged to consult  their own tax advisors or the U.S.  Internal
Revenue  Service with respect to the particular tax  consequences  to them of an investment in the Fund,  including  the  applicability  of the U.S.  withholding taxes described above.

               Dividend  Reinvestment in Another Fund.  Shareholders of the Fund
               may  elect  to  reinvest  all  dividends   and/or  capital  gains
               distributions  in  shares  of the same  class of any of the other
               Oppenheimer funds listed above. Reinvestment will be made without sales  charge at the net  asset  value per share in effect at the close  of  business  on  the  payable  date  of the  dividend  or distribution.  To elect this option,  the shareholder must notify the Transfer  Agent in writing and must have an existing  account in the fund selected for reinvestment.  Otherwise the shareholder first must obtain a prospectus  for that fund and an  application from the  Distributor to establish an account.  Dividends  and/or distributions  from  shares of certain  other  Oppenheimer  funds
               (other than  Oppenheimer Cash Reserves) may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

               The  Distributor.  The Fund's  shares are sold  through  dealers, brokers  and  other  financial  institutions  that  have a  sales agreement with OppenheimerFunds  Distributor,  Inc., a subsidiary
               of  the  Manager  that  acts  as  the  Fund's  Distributor.   The
               Distributor  also  distributes  shares of the  other  Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

               The  Transfer  Agent.   OppenheimerFunds   Services,  the  Fund's
               Transfer Agent,  is a division of the Manager.  It is responsible for maintaining the Fund's  shareholder  registry and shareholder accounting records, and for paying dividends and distributions to
               shareholders.   It  also  handles   shareholder   servicing   and
               administrative  functions. It serves as the Transfer Agent for an annual per  account  fee. It also acts as  shareholder  servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries  about  their  accounts  to the  Transfer  Agent at the address and toll-free numbers shown on the back cover.

               The  Custodian.  J.P.  Morgan Chase Bank is the  custodian of the
               Fund's   assets.   The   custodian's   responsibilities   include
               safeguarding and controlling the Fund's portfolio  securities and handling the delivery of such securities to and from the Fund. It is the  practice  of the  Fund to deal  with the  custodian  in a manner uninfluenced by any banking relationship the custodian may have  with  the  Manager  and its  affiliates.  The  Fund's  cash balances  with  the  custodian  in  excess  of  $100,000  are not protected by federal deposit insurance.  Those uninsured balances at times may be substantial.

               Independent  Registered Public Accounting Firm. Deloitte & Touche
               LLP serves as the Independent  Registered  Public Accounting Firm
               for the Fund.  Deloitte & Touche LLP audits the Fund's  financial statements and performs other related audit services.  Deloitte &
               Touche  LLP  also  acts  as  the  independent  registered  public accounting  firm for certain  other funds  advised by the Manager and its  affiliates.  Audit and  non-audit  services  provided by
               Deloitte  & Touche  LLP to the Fund must be  pre-approved  by the
               Audit Committee.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER STRATEGIC INCOME FUND:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Strategic Income Fund, including the summary statement of investments, as of September 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Strategic Income Fund as of September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
November 16, 2004

SUMMARY STATEMENT OF INVESTMENTS  September 30, 2004
--------------------------------------------------------------------------------

                                                                                       PRINCIPAL              VALUE    PERCENT OF
                                                                                          AMOUNT         SEE NOTE 1    NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES--3.7% (COST $262,422,911)                                                   $   226,655,207           3.7%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--18.6%
----------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
5%-12%, 10/1/16-10/1/34 1                                                         $   38,503,339         40,258,155           0.7
5%, 10/1/34 1                                                                         55,454,000         54,916,762           0.9
7%, 10/1/34 1                                                                         25,427,000         26,968,512           0.4
----------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Real Estate
Mtg. Investment Conduit Multiclass Pass-Through
Certificates, 2.109%-6.50%, 10/15/09-1/15/33 2                                        51,253,333         52,022,776           0.8
----------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only
Stripped Mtg.-Backed Security, (32.857)%-25.197%,
7/1/26-6/15/34 3                                                                      79,914,957         10,196,179           0.2
----------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Principal-Only
Stripped Mtg.-Backed Security, Series 2819, Cl. PO,
11.429%, 6/15/34 4                                                                     5,270,303          4,629,255           0.1
----------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Structured
Pass-Through Security, Collateralized Mtg. Obligations,
Series T-42, Cl. A2, 5.50%, 2/25/42                                                        3,072              3,071           0.0
----------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
4.50%, 10/1/19 1                                                                      28,007,000         27,910,712           0.5
5%, 10/1/19 1                                                                         62,675,000         63,673,914           1.0
5%, 10/1/34 1                                                                         31,538,000         31,212,780           0.5
5.50%, 10/1/19 1                                                                      73,509,000         75,966,994           1.2
5.50%, 10/1/34 1                                                                      47,621,000         48,260,931           0.8
6%, 11/1/34 1                                                                         28,550,000         29,424,344           0.5
6.50%, 10/1/34 1                                                                      87,034,000         91,304,062           1.5
7%, 10/1/34 1                                                                        212,711,000        225,540,026           3.6
5.50%-15%, 4/15/13-9/1/34                                                             84,171,060         87,817,108           1.4
----------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn. Grantor Trust,
Commercial Mtg. Obligations, Interest-Only Stripped
Mtg.-Backed Security, Trust 2001-T10, Cl. IO, (14.798)%,
12/25/31 3,5                                                                         383,776,968          2,833,579           0.0
----------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized Mtg.
Obligations, Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates, 2.211%-6.50%,
8/25/09-12/18/32 2                                                                    24,606,430         24,850,086           0.4
----------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Gtd. Real Estate
Mtg. Investment Conduit Pass-Through Certificates,
Interest-Only Stripped Mtg.-Backed Security,
(13.048)%-29.05%, 2/25/29-7/25/41 3,5                                                127,358,316          5,094,587           0.1
----------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security, (26.373)%-25.237%, 5/1/23-6/1/32 3                              57,437,971          9,661,049           0.2
----------------------------------------------------------------------------------------------------------------------------------
Other Securities                                                                                        237,320,126           3.8
                                                                                                    ---------------
Total Mortgage-Backed Obligations (Cost $1,161,605,133)                                               1,149,865,008

                     19 | OPPENHEIMER STRATEGIC INCOME FUND

SUMMARY STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                       PRINCIPAL              VALUE    PERCENT OF
                                                                                          AMOUNT         SEE NOTE 1    NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS--10.2%
----------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. Nts., 3.75%,
7/15/09 [EUR]                                                                         11,290,000    $    14,092,755           0.2%
----------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. Unsec. Nts.:
2.75%, 8/15/06                                                                       101,820,000        101,811,040           1.6
2.875%, 12/15/06                                                                      52,450,000         52,424,195           0.9
4.50%-4.875%, 3/15/07-1/15/13                                                         16,485,000         17,122,634           0.3
5.75%, 1/15/12                                                                        45,000,000         49,176,585           0.8
----------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn. Unsec. Nts.:
4.25%, 7/15/07                                                                        34,300,000         35,330,303           0.6
6%, 5/15/08                                                                           40,000,000         43,540,600           0.7
6.625%, 9/15/09                                                                       83,000,000         93,608,479           1.5
1.80%-7.25%, 5/27/05-5/15/30                                                          40,900,000         44,064,842           0.7
----------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 4.93%-9.25%, 2/15/16-2/15/31 6,7                                 66,060,000         56,378,122           0.9
----------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
2.75%, 7/31/06 8,9                                                                    63,804,000         64,063,236           1.0
2.75%-4.25%, 8/15/07-8/15/14                                                          17,594,000         17,669,928           0.3
----------------------------------------------------------------------------------------------------------------------------------
United States (Government of) Gtd. Israel Aid Bonds,
5.50%, 12/4/23                                                                        11,400,000         11,816,522           0.2
----------------------------------------------------------------------------------------------------------------------------------
Other Securities                                                                                         31,180,130           0.5
                                                                                                    ---------------
Total U.S. Government Obligations (Cost $624,919,259)                                                   632,279,371

----------------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS--32.4%
----------------------------------------------------------------------------------------------------------------------------------
ARGENTINA--0.9%
Argentina (Republic of) Bonds, 1.98%, 8/3/12 2                                        49,730,000         36,235,068           0.6
----------------------------------------------------------------------------------------------------------------------------------
Other Securities                                                                                         16,208,692           0.3
                                                                                                    ---------------
                                                                                                         52,443,760
----------------------------------------------------------------------------------------------------------------------------------
AUSTRALIA--1.1%
Queensland Treasury Corp. Unsec. Nts., Series 09G,
6%, 7/14/09 [AUD]                                                                     94,160,000         69,978,459           1.1
----------------------------------------------------------------------------------------------------------------------------------
AUSTRIA--1.1%
Austria (Republic of) Bonds, 6.25%, 7/15/27 [EUR]                                     36,250,000         55,452,354           0.9
----------------------------------------------------------------------------------------------------------------------------------
Austria (Republic of) Nts., Series 98-1, 5%, 1/15/08 [EUR]                            11,325,000         14,970,025           0.2
                                                                                                    ---------------
                                                                                                         70,422,379
----------------------------------------------------------------------------------------------------------------------------------
BELGIUM--1.6%
Belgium (Kingdom of) Bonds, 3.75%-6.50%,
3/31/05-9/28/11 [EUR]                                                                 72,685,000         96,134,027           1.6
----------------------------------------------------------------------------------------------------------------------------------
BRAZIL--1.8%
Brazil (Federal Republic of) Bonds, Series 15 yr., 2.125%,
4/15/09 2                                                                                138,241            135,822           0.0
----------------------------------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Debt Capitalization Bonds,
Series 20 yr., 8%, 4/15/14                                                            42,665,373         42,212,053           0.7
----------------------------------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Nts., 12%, 4/15/10                                       10,760,000         12,874,340           0.2

                     20 | OPPENHEIMER STRATEGIC INCOME FUND

                                                                                       PRINCIPAL              VALUE    PERCENT OF
                                                                                          AMOUNT         SEE NOTE 1    NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------

BRAZIL Continued
Brazil (Federal Republic of) Unsec. Unsub. Bonds:
8.875%-10%, 8/7/11-4/15/24                                                        $   20,800,000    $    21,033,488           0.3%
11%, 2/4/10 [EUR]                                                                      3,450,000          4,874,112           0.1
11%, 8/17/40                                                                          25,105,200         28,174,311           0.5
                                                                                                    ---------------
                                                                                                        109,304,126
----------------------------------------------------------------------------------------------------------------------------------
BULGARIA--0.3%                                                                                           17,485,876           0.3
----------------------------------------------------------------------------------------------------------------------------------
COLOMBIA--0.1%                                                                                            4,868,550           0.1
----------------------------------------------------------------------------------------------------------------------------------
DENMARK--0.4%                                                                                            22,224,659           0.4
----------------------------------------------------------------------------------------------------------------------------------
EL SALVADOR--0.1%                                                                                         4,913,100           0.1
----------------------------------------------------------------------------------------------------------------------------------
FINLAND--0.1%                                                                                             3,733,695           0.1
----------------------------------------------------------------------------------------------------------------------------------
FRANCE--2.3%
France (Government of) Obligations Assimilables
du Tresor Bonds:
5.50%, 10/25/07-10/25/10 [EUR]                                                        16,365,000         22,071,267           0.4
5.75%, 10/25/32 [EUR]                                                                 25,445,000         37,072,990           0.6
----------------------------------------------------------------------------------------------------------------------------------
France (Government of) Treasury Nts.:
3 yr., 3.50%, 1/12/05 [EUR]                                                           20,895,000         26,086,235           0.4
5 yr., 4.75%, 7/12/07 [EUR]                                                              795,000          1,039,654           0.0
5 yr., 5%, 7/12/05 [EUR]                                                              42,600,000         54,093,897           0.9
                                                                                                    ---------------
                                                                                                        140,364,043
----------------------------------------------------------------------------------------------------------------------------------
GERMANY--5.9%
Germany (Republic of) Bonds:
2%, 6/17/05 [EUR]                                                                     42,040,000         52,201,991           0.8
4.50%-5%, 8/17/07-7/4/11 [EUR]                                                        13,210,000         17,598,339           0.3
5.375%, 1/4/10 [EUR]                                                                  19,385,000         26,398,422           0.4
Series 02, 5%, 7/4/12 [EUR]                                                           26,650,000         35,801,352           0.6
Series 143, 3.50%, 10/10/08 [EUR]                                                    186,290,000        234,830,328           3.8
                                                                                                    ---------------
                                                                                                        366,830,432
----------------------------------------------------------------------------------------------------------------------------------
GREECE--1.2%
Greece (Republic of) Bonds:
3.50%-4.60%, 4/18/08-5/20/13 [EUR]                                                    14,455,000         18,301,695           0.3
5.35%, 5/18/11 [EUR]                                                                  19,780,000         26,874,464           0.4
----------------------------------------------------------------------------------------------------------------------------------
Greece (Republic of) Sr. Unsub. Bonds, 4.65%,
4/19/07 [EUR]                                                                         23,245,000         30,213,137           0.5
                                                                                                    ---------------
                                                                                                         75,389,296
----------------------------------------------------------------------------------------------------------------------------------
GUATEMALA--0.1%                                                                                           4,750,200           0.1
----------------------------------------------------------------------------------------------------------------------------------
HUNGARY--0.1%                                                                                             7,532,296           0.1
----------------------------------------------------------------------------------------------------------------------------------
IRELAND--0.2%                                                                                            12,555,769           0.2

                     21 | OPPENHEIMER STRATEGIC INCOME FUND

SUMMARY STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                       PRINCIPAL              VALUE    PERCENT OF
                                                                                          AMOUNT         SEE NOTE 1    NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------

ITALY--1.8%
Italy (Republic of) Treasury Bonds, Buoni del
Tesoro Poliennali:
4%-4.50%, 3/1/05-3/1/07 [EUR]                                                         17,735,000    $    22,690,367           0.4%
5%, 2/1/12 [EUR]                                                                      26,035,000         34,855,367           0.6
5%, 10/15/07 [EUR]                                                                    21,650,000         28,580,903           0.4
5.25%, 12/15/05 [EUR]                                                                 21,165,000         27,190,465           0.4
                                                                                                    ---------------
                                                                                                        113,317,102
----------------------------------------------------------------------------------------------------------------------------------
IVORY COAST--0.1%                                                                                         3,110,122           0.1
----------------------------------------------------------------------------------------------------------------------------------
JAPAN--2.0%
Japan (Government of) Bonds, 5 yr., Series 14,
0.40%, 6/20/06 [JPY]                                                              13,686,000,000        125,030,439           2.0
----------------------------------------------------------------------------------------------------------------------------------
KOREA, REPUBLIC OF SOUTH--0.3%                                                                           19,455,538           0.3
----------------------------------------------------------------------------------------------------------------------------------
MEXICO--0.8%                                                                                             48,135,569           0.8
----------------------------------------------------------------------------------------------------------------------------------
NEW ZEALAND--0.1%                                                                                         7,559,840           0.1
----------------------------------------------------------------------------------------------------------------------------------
NIGERIA--0.1%                                                                                             6,575,247           0.1
----------------------------------------------------------------------------------------------------------------------------------
PERU--0.5%
Peru (Republic of) Sr. Nts., 4.53%, 2/28/16 6                                         56,124,120         31,589,238           0.5
----------------------------------------------------------------------------------------------------------------------------------
PHILIPPINES--0.2%                                                                                        14,162,128           0.2
----------------------------------------------------------------------------------------------------------------------------------
POLAND--1.0%
Poland (Republic of) Bonds, Series 0K0805, 5.23%,
8/12/05 6 [PLZ]                                                                      189,340,000         50,804,320           0.8
----------------------------------------------------------------------------------------------------------------------------------
Poland (Republic of) Bonds, 5.75%-6%,
5/24/09-9/23/22 [PLZ]                                                                 49,035,000         13,325,312           0.2
                                                                                                    ---------------
                                                                                                         64,129,632
----------------------------------------------------------------------------------------------------------------------------------
PORTUGAL--0.8%
Portugal (Republic of) Obrig Do Tes Medio Prazo
Nts., 4.875%, 8/17/07 [EUR]                                                           23,400,000         30,686,554           0.5
----------------------------------------------------------------------------------------------------------------------------------
Portugal (Republic of) Obrig Do Tes Medio Prazo
Unsec. Unsub. Nts., 5.85%, 5/20/10 [EUR]                                              14,360,000         19,989,989           0.3
                                                                                                    ---------------
                                                                                                         50,676,543
----------------------------------------------------------------------------------------------------------------------------------
RUSSIA--1.4%
Ministry Finance of Russia Debs.:
Series VI, 3%, 5/14/06                                                                17,870,000         17,500,985           0.2
Series V, 3%, 5/14/08                                                                 48,955,000         44,423,138           0.7
----------------------------------------------------------------------------------------------------------------------------------
Russian Federation Unsub. Nts., 5%, 3/31/30 2                                         26,555,250         25,609,219           0.4
----------------------------------------------------------------------------------------------------------------------------------
Other Securities                                                                                          8,077,556           0.1
                                                                                                    ---------------
                                                                                                         95,610,898
----------------------------------------------------------------------------------------------------------------------------------
SPAIN--2.0%
Spain (Kingdom of) Bonds, Bonos y Obligacion del Estado:
5.35%, 10/31/11 [EUR]                                                                 35,425,000         48,529,102           0.8
5.75%, 7/30/32 [EUR]                                                                  20,670,000         30,056,247           0.5

                     22 | OPPENHEIMER STRATEGIC INCOME FUND

                                                                                       PRINCIPAL              VALUE    PERCENT OF
                                                                                          AMOUNT         SEE NOTE 1    NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------

SPAIN Continued
Spain (Kingdom of) Treasury Bills, 2.03%,
10/22/04 6 [EUR]                                                                      35,545,000    $    44,161,143           0.7%
                                                                                                    ---------------
                                                                                                        122,746,492
----------------------------------------------------------------------------------------------------------------------------------
SWEDEN--0.3%                                                                                             15,404,280           0.3
----------------------------------------------------------------------------------------------------------------------------------
THE NETHERLANDS--0.6%
Netherlands (Kingdom of the) Bonds:
5%, 7/15/11 [EUR]                                                                      5,250,000          7,044,311           0.1
5.50%, 1/15/28 [EUR]                                                                  22,970,000         32,166,027           0.5
                                                                                                    ---------------
                                                                                                         39,210,338
----------------------------------------------------------------------------------------------------------------------------------
TURKEY--0.1%                                                                                              7,420,050           0.1
----------------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM--2.4%
United Kingdom Treasury Nts., 4%, 3/7/09 [GBP]                                        84,035,000        147,679,882           2.4
----------------------------------------------------------------------------------------------------------------------------------
VENEZUELA--0.6%                                                                                          39,955,105           0.6
                                                                                                    ---------------
Total Foreign Government Obligations (Cost $1,928,875,689)                                            2,010,699,110

----------------------------------------------------------------------------------------------------------------------------------
LOAN PARTICIPATIONS--1.6%
----------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG, Indonesia (Republic of) Rupiah
Loan Participation Nts.:
2.636%, 1/25/06 2                                                                     23,680,000         23,154,304           0.4
2.636%, 3/21/05 2                                                                     20,675,000         20,577,828           0.3
----------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG, OAO Gazprom Loan
Participation Nts., 6.50%, 8/4/05 5                                                   25,000,000         25,620,000           0.4
----------------------------------------------------------------------------------------------------------------------------------
Other Securities                                                                                         29,924,628           0.5
                                                                                                    ---------------
Total Loan Participations (Cost $104,542,018)                                                            99,276,760

----------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--27.7%
----------------------------------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--7.8%
Auto Components                                                                                          48,024,274           0.8
----------------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure                                                                           131,050,925           2.1
----------------------------------------------------------------------------------------------------------------------------------
Household Durables                                                                                       51,609,813           0.8
----------------------------------------------------------------------------------------------------------------------------------
Leisure Equipment & Products                                                                              2,053,250           0.1
----------------------------------------------------------------------------------------------------------------------------------
Media                                                                                                   200,510,147           3.3
----------------------------------------------------------------------------------------------------------------------------------
Multiline Retail                                                                                          7,602,350           0.1
----------------------------------------------------------------------------------------------------------------------------------
Specialty Retail                                                                                         27,507,250           0.4
----------------------------------------------------------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods                                                                         13,981,875           0.2
----------------------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--1.1%
Beverages                                                                                                 3,615,500           0.1
----------------------------------------------------------------------------------------------------------------------------------
Food & Staples Retailing                                                                                  7,709,923           0.1

                     23 | OPPENHEIMER STRATEGIC INCOME FUND

SUMMARY STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                       PRINCIPAL              VALUE    PERCENT OF
                                                                                          AMOUNT         SEE NOTE 1    NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------

CONSUMER STAPLES Continued
Food Products                                                                                       $    47,641,013           0.8%
----------------------------------------------------------------------------------------------------------------------------------
Household Products                                                                                       10,003,375           0.1
----------------------------------------------------------------------------------------------------------------------------------
ENERGY--3.6%
Energy Equipment & Services                                                                              38,446,375           0.6
----------------------------------------------------------------------------------------------------------------------------------
Oil & Gas
Gazprom International SA, 7.201% Sr. Unsec. Bonds,
2/1/20                                                                            $   34,905,000         35,436,603           0.6
----------------------------------------------------------------------------------------------------------------------------------
Other Securities                                                                                        150,293,108           2.4
                                                                                                    ---------------
                                                                                                        185,729,711
----------------------------------------------------------------------------------------------------------------------------------
FINANCIALS--1.1%
Capital Markets                                                                                           4,833,250           0.1
----------------------------------------------------------------------------------------------------------------------------------
Commercial Banks                                                                                         19,828,338           0.3
----------------------------------------------------------------------------------------------------------------------------------
Diversified Financial Services                                                                           13,036,225           0.2
----------------------------------------------------------------------------------------------------------------------------------
Insurance                                                                                                 6,864,625           0.1
----------------------------------------------------------------------------------------------------------------------------------
Real Estate                                                                                              18,509,934           0.3
----------------------------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage Finance                                                                                5,407,500           0.1
----------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE--1.2%
Health Care Equipment & Supplies                                                                         15,769,860           0.2
----------------------------------------------------------------------------------------------------------------------------------
Health Care Providers & Services                                                                         60,313,059           1.0
----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIALS--3.2%
Aerospace & Defense                                                                                      24,743,686           0.4
----------------------------------------------------------------------------------------------------------------------------------
Airlines                                                                                                 25,652,066           0.4
----------------------------------------------------------------------------------------------------------------------------------
Building Products                                                                                         5,713,170           0.1
----------------------------------------------------------------------------------------------------------------------------------
Commercial Services & Supplies                                                                           72,785,582           1.2
----------------------------------------------------------------------------------------------------------------------------------
Construction & Engineering                                                                                5,138,055           0.1
----------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment                                                                                      4,166,500           0.1
----------------------------------------------------------------------------------------------------------------------------------
Industrial Conglomerates                                                                                    609,000           0.0
----------------------------------------------------------------------------------------------------------------------------------
Machinery                                                                                                39,639,750           0.6
----------------------------------------------------------------------------------------------------------------------------------
Marine                                                                                                   15,063,390           0.2
----------------------------------------------------------------------------------------------------------------------------------
Road & Rail                                                                                               4,465,688           0.1
----------------------------------------------------------------------------------------------------------------------------------
Transportation Infrastructure                                                                             1,961,875           0.0
----------------------------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--0.9%
Communications Equipment                                                                                  5,867,750           0.1
----------------------------------------------------------------------------------------------------------------------------------
Computers & Peripherals                                                                                   2,354,000           0.0

                     24 | OPPENHEIMER STRATEGIC INCOME FUND

                                                                                                              VALUE    PERCENT OF
                                                                                                         SEE NOTE 1    NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------

INFORMATION TECHNOLOGY Continued
Electronic Equipment & Instruments                                                                  $     5,493,750           0.1%
----------------------------------------------------------------------------------------------------------------------------------
Internet Software & Services                                                                                909,904           0.0
----------------------------------------------------------------------------------------------------------------------------------
IT Services                                                                                              10,351,750           0.2
----------------------------------------------------------------------------------------------------------------------------------
Semiconductors & Semiconductor Equipment                                                                 27,591,860           0.5
----------------------------------------------------------------------------------------------------------------------------------
MATERIALS--4.3%
Chemicals                                                                                                85,159,431           1.4
----------------------------------------------------------------------------------------------------------------------------------
Construction Materials                                                                                    3,696,000           0.0
----------------------------------------------------------------------------------------------------------------------------------
Containers & Packaging                                                                                   78,345,818           1.3
----------------------------------------------------------------------------------------------------------------------------------
Metals & Mining                                                                                          60,055,589           1.0
----------------------------------------------------------------------------------------------------------------------------------
Paper & Forest Products                                                                                  38,603,520           0.6
----------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--2.4%
Diversified Telecommunication Services                                                                   58,426,193           1.0
----------------------------------------------------------------------------------------------------------------------------------
Wireless Telecommunication Services                                                                      86,253,653           1.4
----------------------------------------------------------------------------------------------------------------------------------
UTILITIES--2.1%
Electric Utilities                                                                                       81,484,138           1.3
----------------------------------------------------------------------------------------------------------------------------------
Gas Utilities                                                                                             8,360,000           0.1
----------------------------------------------------------------------------------------------------------------------------------
Multi-Utilities & Unregulated Power                                                                      39,696,256           0.7
----------------------------------------------------------------------------------------------------------------------------------
Water Utilities                                                                                           2,166,000           0.0
                                                                                                    ---------------
Total Corporate Bond and Notes (Cost $1,712,641,527)                                                  1,714,802,946

----------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS--0.8% (COST $77,458,299)                                                                49,327,854           0.8
----------------------------------------------------------------------------------------------------------------------------------
                                                                                          SHARES
----------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--4.0%
----------------------------------------------------------------------------------------------------------------------------------
Freddie Mac                                                                               18,900          1,233,036           0.0
----------------------------------------------------------------------------------------------------------------------------------
Prandium, Inc. 10,11                                                                   1,019,757             30,593           0.0
----------------------------------------------------------------------------------------------------------------------------------
Other Securities                                                                                        249,218,924           4.0
                                                                                                    ---------------
Total Common Stocks (Cost $231,331,906)                                                                 250,482,553

----------------------------------------------------------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0% (COST $1,728,328)                                                 2,430,748           0.0
----------------------------------------------------------------------------------------------------------------------------------
                                                                                       PRINCIPAL
                                                                                          AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES--7.9%
----------------------------------------------------------------------------------------------------------------------------------

Deutsche Bank AG:
Korea (Republic of) Credit Bonds,
1.56%, 6/20/09                                                                    $   35,750,000         36,103,925           0.6
Moscow (City of) Linked Nts.,
10%-15%, 5/27/05-9/2/05 [RUR]                                                        463,537,000         16,963,868           0.3

                     25 | OPPENHEIMER STRATEGIC INCOME FUND

SUMMARY STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                       PRINCIPAL              VALUE    PERCENT OF
                                                                                          AMOUNT         SEE NOTE 1    NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------

STRUCTURED NOTES Continued
----------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG: Continued
OAO Gazprom I Credit Nts., 5.588%, 10/20/07                                       $    7,145,000    $     7,463,726           0.1%
OAO Gazprom II Credit Nts., 5.338%, 4/20/07                                            7,145,000          7,440,008           0.1
Ukraine (Republic of) Credit Linked Nts.,
6.541%, 8/15/11                                                                       35,010,000         36,025,290           0.6
----------------------------------------------------------------------------------------------------------------------------------
Dow Jones CDX High Yield Index Pass-Through
Certificates:
Series 3-1, 7.75%, 12/29/09 12,13                                                    100,000,000        101,375,000           1.7
Series 3-3, 8%, 12/29/09 12,13                                                       113,000,000        113,353,125           1.8
----------------------------------------------------------------------------------------------------------------------------------
Other Securities                                                                                        168,432,267           2.7
                                                                                                    ---------------
Total Structured Notes (Cost $477,097,559)                                                              487,157,209

----------------------------------------------------------------------------------------------------------------------------------
OPTIONS PURCHASED--0.0% (COST $1,434,463)                                                                   307,720           0.0
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--4.5%
----------------------------------------------------------------------------------------------------------------------------------
Undivided interest of 0.51% in joint repurchase agreement (Principal Amount/
Value $195,664,000, with a maturity value of $195,673,403) with DB Alex Brown
LLC, 1.73%, dated 9/30/04, to be repurchased at $1,000,048 on 10/1/04, collateralized by U.S. Treasury Bonds, 6.25%--9.25%, 2/15/16--5/15/30,
with a value of $182,065,645 and U.S. Treasury Nts.,
3.375%, 1/15/07, with a value of $17,636,762                                           1,000,000          1,000,000           0.0
----------------------------------------------------------------------------------------------------------------------------------
Undivided interest of 1.35% in joint repurchase agreement (Principal Amount/
Value $1,446,038,000, with a maturity value of $1,446,110,302) with UBS Warburg
LLC, 1.80%, dated 9/30/04, to be repurchased at $19,500,975 on 10/1/04, collateralized by Federal National Mortgage
Assn., 5%, 3/1/34, with a value of $1,477,979,332                                     19,500,000         19,500,000           0.3
----------------------------------------------------------------------------------------------------------------------------------
Undivided interest of 71.44% in joint repurchase agreement (Principal Amount/
Value $361,238,000, with a maturity value of $361,255,058) with Cantor
Fitzgerald & Co./Cantor Fitzgerald Securities, 1.70%, dated 9/30/04, to be repurchased at $258,069,186 on 10/1/04, collateralized by U.S.
Treasury Bonds, 1.625%--9.875%, 3/31/05--8/15/28, with a value of $298,717,670 and U.S. Treasury Bills, 1/20/05,
with a value of $70,023,125                                                          258,057,000        258,057,000           4.2
                                                                                                    ---------------
Total Joint Repurchase Agreements (Cost $278,557,000)                                                   278,557,000

----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $6,862,614,092)                                                     6,901,841,486         111.4
----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                                  (706,867,069)        (11.4)
                                                                                                    ------------------------------
NET ASSETS                                                                                          $ 6,194,974,417         100.0%
                                                                                                    ==============================

FOOTNOTES TO SUMMARY STATEMENT OF INVESTMENTS

"Other securities" are unaffiliated holdings that are not individually one of the top 50 holdings of the Fund, do not individually represent more than 1% of the Fund's net assets and are issued by an entity in which the Fund's aggregate holdings of securities issued by that entity do not represent more than 1% of net assets.

The following footnotes to the statement of investments apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
                     26 | OPPENHEIMER STRATEGIC INCOME FUND

Principal amount, contracts and exercise price are reported in U.S. Dollars, except for those denoted in the following currencies:

AUD     Australian Dollar

EUR     Euro

GBP     British Pound Sterling

JPY     Japanese Yen

NZD     New Zealand Dollar

PLZ     Polish Zloty

RUR     Russian Ruble

1. When-issued security or forward commitment to be delivered and settled after
September 30, 2004. See Note 1 of Notes to Financial Statements.

2. Represents the current interest rate for a variable or increasing rate security.

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example,
GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $30,067,013 or 0.49% of the Fund's net assets as of September 30, 2004.

4. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.
These securities amount to $4,629,255 or 0.07% of the Fund's net assets as of
September 30, 2004.

5. Illiquid or restricted security. See Note 11 of Notes to Financial
Statements.

6. Zero coupon bond reflects the effective yield on the date of purchase.

7. Holdings are held in collateralized accounts to cover initial margin requirements on open futures sales contracts with an aggregate market value of
$27,764,000. See Note 6 of Notes to Financial Statements.

8. A sufficient amount of securities has been designated to cover outstanding foreign currency contracts. See Note 5 of Notes to Financial Statements.

9. A sufficient amount of liquid assets has been designated to cover outstanding written call options, as follows:

                                          CONTRACTS        EXPIRATION     EXERCISE           PREMIUM          VALUE
                                    SUBJECT TO CALL             DATES        PRICE          RECEIVED     SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------

Japanese Yen (JPY)                   21,980,000,000JPY        10/8/04      104.400JPY    $ 1,576,917     $       --
New Zealand (Government of)
Bonds, 7%, 7/15/09                           10,785NZD        12/9/04        6.205NZD         31,999         41,107
                                                                                         --------------------------
                                                                                         $ 1,608,916     $   41,107
                                                                                         ==========================

10. Non-income producing security.

11. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the
Investment Company Act of 1940, at or during the period ended September 30,
2004. The aggregate fair value of securities of affiliated companies held by the
Fund as of September 30, 2004 amounts to $30,593. Transactions during the period in which the issuer was an affiliate are as follows:

                                             SHARES                                           SHARES
                                          SEPT. 30,             GROSS       GROSS          SEPT. 30,     UNREALIZED
                                               2003         ADDITIONS   REDUCTIONS              2004   DEPRECIATION
-------------------------------------------------------------------------------------------------------------------

STOCKS AND/OR WARRANTS
Prandium, Inc.                            1,019,757                --           --         1,019,757    $11,955,407

12. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of
Trustees. These securities amount to $416,465,073 or 6.72% of the Fund's net assets as of September 30, 2004.

13. Interest rate represents a weighted average rate comprised of the interest rates of the underlying securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                     27 | OPPENHEIMER STRATEGIC INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES  September 30, 2004
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------------------

Investments, at value (including securities loaned of approximately
$382,192,000)--see accompanying statement:
Unaffiliated companies (cost $6,850,628,092)                           $  6,901,810,893
Affiliated companies (cost $11,986,000)                                          30,593
                                                                       ----------------
                                                                          6,901,841,486
---------------------------------------------------------------------------------------
Cash                                                                          4,219,855
---------------------------------------------------------------------------------------
Cash--foreign currencies (cost $659,393)                                        652,268
---------------------------------------------------------------------------------------
Collateral for securities loaned                                            390,346,302
---------------------------------------------------------------------------------------
Unrealized appreciation on foreign currency contracts                         4,705,942
---------------------------------------------------------------------------------------
Unrealized appreciation on swap contracts                                     2,452,702
---------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold (including $106,030,886 sold on a when-issued basis
or forward commitment)                                                      134,063,188
Interest, dividends and principal paydowns                                   86,701,845
Shares of beneficial interest sold                                            4,660,678
Other                                                                            78,929
                                                                       ----------------
Total assets                                                              7,529,723,195

---------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------
Options written, at value (premiums received $1,608,916)--see
accompanying summary statement of investments                                    41,107
---------------------------------------------------------------------------------------
Swaptions written, at value (premiums received $1,181,001)                    1,564,955
---------------------------------------------------------------------------------------
Return of collateral for securities loaned                                  390,346,302
---------------------------------------------------------------------------------------
Unrealized depreciation on foreign currency contracts                        23,102,068
---------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $835,449,053 purchased on a
when-issued basis or forward commitment)                                    889,180,496
Shares of beneficial interest redeemed                                       11,417,728
Closed foreign currency contracts                                             9,620,609
Distribution and service plan fees                                            3,730,238
Dividends                                                                     2,922,945
Futures margins                                                                 996,895
Transfer and shareholder servicing agent fees                                   795,139
Shareholder communications                                                      559,495
Trustees' compensation                                                          110,017
Other                                                                           360,784
                                                                       ----------------
Total liabilities                                                         1,334,748,778

---------------------------------------------------------------------------------------
NET ASSETS                                                             $  6,194,974,417
                                                                       ================

                     28 | OPPENHEIMER STRATEGIC INCOME FUND

----------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
----------------------------------------------------------------------------------------
Par value of shares of beneficial interest                             $      1,464,099
----------------------------------------------------------------------------------------
Additional paid-in capital                                                7,128,865,393
----------------------------------------------------------------------------------------
Accumulated net investment income                                           119,924,802
----------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency
transactions                                                             (1,087,197,545)
----------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of
assets and liabilities denominated in foreign currencies                     31,917,668
                                                                       -----------------
NET ASSETS                                                             $  6,194,974,417
                                                                       =================

----------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
----------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of $4,117,666,340 and 973,545,971 shares of beneficial
interest outstanding)                                                  $           4.23
Maximum offering price per share (net asset value plus sales
charge of 4.75% of offering price)                                     $           4.44
----------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,163,555,335 and 274,111,241 shares of beneficial
interest outstanding)                                                  $           4.24
----------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $710,084,684 and 168,216,761 shares of beneficial
interest outstanding)                                                  $           4.22
----------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $52,969,470 and 12,516,022 shares of beneficial interest
outstanding)                                                           $           4.23
----------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $150,698,588 and 35,708,894 shares of
beneficial interest outstanding)                                       $           4.22

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                     29 | OPPENHEIMER STRATEGIC INCOME FUND

STATEMENT OF OPERATIONS  For the Year Ended September 30, 2004
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
INVESTMENT INCOME
----------------------------------------------------------------------------------------

Interest                                                               $    344,307,567
----------------------------------------------------------------------------------------
Fee income                                                                   15,925,307
----------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $216,419)                      5,150,052
----------------------------------------------------------------------------------------
Portfolio lending fees                                                          560,653
                                                                       -----------------
Total investment income                                                     365,943,579

----------------------------------------------------------------------------------------
EXPENSES
----------------------------------------------------------------------------------------
Management fees                                                              33,967,119
----------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                       9,891,924
Class B                                                                      14,260,769
Class C                                                                       7,163,671
Class N                                                                         199,666
----------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                       5,760,790
Class B                                                                       1,748,998
Class C                                                                         896,600
Class N                                                                         125,777
Class Y                                                                       1,601,641
----------------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                         645,678
Class B                                                                         248,729
Class C                                                                          91,228
Class N                                                                           6,069
----------------------------------------------------------------------------------------
Custodian fees and expenses                                                     802,111
----------------------------------------------------------------------------------------
Trustees' compensation                                                          159,292
----------------------------------------------------------------------------------------
Other                                                                           543,960
                                                                       -----------------
Total expenses                                                               78,114,022
Less reduction to custodian expenses                                            (94,722)
Less payments and waivers of expenses                                        (1,011,245)
                                                                       -----------------
Net expenses                                                                 77,008,055

----------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                       288,935,524

                     30 | OPPENHEIMER STRATEGIC INCOME FUND

----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
----------------------------------------------------------------------------------------

Net realized gain (loss) on:
Investments (including premiums on options exercised)                  $       (273,420)
Closing of futures contracts                                                (18,657,324)
Closing and expiration of option contracts written                            3,525,972
Closing and expiration of swaption contracts                                   (969,972)
Foreign currency transactions                                               150,909,396
Swap contracts                                                               (9,065,648)
                                                                       -----------------
Net realized gain                                                           125,469,004
----------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                 161,658,067
Translation of assets and liabilities denominated in foreign                (44,388,863)
currencies
Futures contracts                                                           (12,712,112)
Option contracts                                                               (787,163)
Swaption contracts                                                             (569,007)
Swap contracts                                                                3,748,280
                                                                       -----------------
Net change in unrealized appreciation (depreciation)                        106,949,202

----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $    521,353,730
                                                                       =================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                     31 | OPPENHEIMER STRATEGIC INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED SEPTEMBER 30,                                           2004                 2003
---------------------------------------------------------------------------------------------

OPERATIONS
---------------------------------------------------------------------------------------------
Net investment income                                  $    288,935,524     $    387,022,687
---------------------------------------------------------------------------------------------
Net realized gain (loss)                                    125,469,004         (178,426,068)
---------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)        106,949,202          863,388,406
                                                       --------------------------------------
Net increase in net assets resulting from operations        521,353,730        1,071,985,025

---------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
---------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                    (192,285,670)        (228,607,620)
Class B                                                     (57,497,267)        (101,542,711)
Class C                                                     (28,954,074)         (35,917,109)
Class N                                                      (1,737,495)          (1,359,641)
Class Y                                                     (10,331,686)         (12,603,902)

---------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from beneficial interest transactions:
Class A                                                     102,366,894          271,084,579
Class B                                                    (576,954,365)        (358,847,116)
Class C                                                     (13,106,700)          59,394,216
Class N                                                      21,566,186           12,050,473
Class Y                                                     (97,360,343)          65,509,777

---------------------------------------------------------------------------------------------
NET ASSETS
---------------------------------------------------------------------------------------------
Total increase (decrease)                                  (332,940,790)         741,145,971
---------------------------------------------------------------------------------------------
Beginning of period                                       6,527,915,207        5,786,769,236
                                                       --------------------------------------
End of period (including accumulated net investment
income (loss) of $119,924,802 and $(26,416,177),
respectively)                                          $  6,194,974,417     $  6,527,915,207
                                                       ======================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                     32 | OPPENHEIMER STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A      YEAR ENDED SEPTEMBER 30,                   2004              2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     4.08        $     3.64      $     3.72      $     4.18      $     4.33
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .20               .26             .32             .36             .43
Net realized and unrealized gain (loss)                  .15               .43            (.08)           (.43)           (.17)
                                                  -------------------------------------------------------------------------------
Total from investment operations                         .35               .69             .24            (.07)            .26
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.20)             (.25)           (.30)           (.26)           (.41)
Tax return of capital distribution                        --                --            (.02)           (.13)             --
                                                  -------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (.20)             (.25)           (.32)           (.39)           (.41)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     4.23        $     4.08      $     3.64      $     3.72      $     4.18
                                                  ===============================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                      8.73%            19.59%           6.63%          (1.79)%          6.18%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $4,117,666        $3,873,018      $3,202,825      $3,186,441      $3,431,763
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $4,025,554        $3,521,307      $3,263,490      $3,349,859      $3,517,517
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                   4.69%             6.60%           7.91%           8.90%           9.98%
Total expenses                                          0.95% 3,4         0.95% 3         1.01% 3         0.93% 3         0.95% 3
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   90% 5            104%            117%            209%            136%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

4. Voluntary waiver of transfer agent fees less than 0.01%.

5. The portfolio turnover rate excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of
$5,593,936,243 and $5,563,251,032, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                     33 | OPPENHEIMER STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS B      YEAR ENDED SEPTEMBER 30,                   2004              2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     4.10        $     3.66      $     3.73      $     4.19      $     4.34
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .16               .22             .28             .33             .39
Net realized and unrealized gain (loss)                  .15               .44            (.05)           (.43)           (.17)
                                                  -------------------------------------------------------------------------------
Total from investment operations                         .31               .66             .23            (.10)            .22
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.17)             (.22)           (.28)           (.24)           (.37)
Tax return of capital distribution                        --                --            (.02)           (.12)             --
                                                  -------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (.17)             (.22)           (.30)           (.36)           (.37)
---------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                    $     4.24        $     4.10      $     3.66      $     3.73      $     4.19
                                                  ===============================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                      7.66%            18.62%           6.11%          (2.53)%          5.37%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $1,163,555        $1,686,295      $1,847,182      $2,186,638      $2,581,391
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $1,424,322        $1,757,152      $2,056,449      $2,394,886      $2,907,627
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                   4.16%             5.92%           7.22%           8.14%           9.01%
Total expenses                                          1.69% 3,4         1.68% 3         1.75% 3         1.68% 3         1.71% 3
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   90% 5            104%            117%            209%            136%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

4. Voluntary waiver of transfer agent fees less than 0.01%.

5. The portfolio turnover rate excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of
$5,593,936,243 and $5,563,251,032, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                     34 | OPPENHEIMER STRATEGIC INCOME FUND

CLASS C      YEAR ENDED SEPTEMBER 30,                   2004              2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     4.07        $     3.64      $     3.71      $     4.17      $     4.32
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .17               .23             .29             .33             .39
Net realized and unrealized gain (loss)                  .15               .42            (.06)           (.43)           (.17)
                                                  -------------------------------------------------------------------------------
Total from investment operations                         .32               .65             .23            (.10)            .22
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.17)             (.22)           (.28)           (.24)           (.37)
Tax return of capital distribution                        --                --            (.02)           (.12)             --
                                                  -------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (.17)             (.22)           (.30)           (.36)           (.37)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     4.22        $     4.07      $     3.64      $     3.71      $     4.17
                                                  ===============================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                      7.95%            18.45%           6.15%          (2.54)%          5.39%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $  710,085        $  698,196      $  568,487      $  553,399      $  548,332
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  716,206        $  623,598      $  571,292      $  554,279      $  568,742
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                   4.06%             5.85%           7.15%           8.15%           9.21%
Total expenses                                          1.69% 3,4         1.69% 3         1.75% 3         1.68% 3         1.71% 3
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   90% 5            104%            117%            209%            136%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

4. Voluntary waiver of transfer agent fees less than 0.01%.

5. The portfolio turnover rate excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of
$5,593,936,243 and $5,563,251,032, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                     35 | OPPENHEIMER STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS N      YEAR ENDED SEPTEMBER 30,                   2004              2003            2002          2001 1
-----------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     4.08        $     3.65      $     3.72      $     4.13
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .17               .25             .30             .22
Net realized and unrealized gain (loss)                  .16               .42            (.05)           (.41)
                                                  ---------------------------------------------------------------
Total from investment operations                         .33               .67             .25            (.19)
-----------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.18)             (.24)           (.30)           (.15)
Tax return of capital distribution                        --                --            (.02)           (.07)
                                                  ---------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (.18)             (.24)           (.32)           (.22)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     4.23        $     4.08      $     3.65      $     3.72
                                                  ===============================================================

-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      8.28%            18.82%           6.70%          (4.61)%
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $   52,969        $   30,110      $   15,508      $    3,215
-----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $   40,043        $   22,627      $    8,954      $    1,348
-----------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                   4.19%             6.08%           7.07%           9.74%
Total expenses                                          1.38% 4,5         1.34% 4         1.22% 4         0.98% 4
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   90% 6            104%            117%            209%

1. For the period from March 1, 2001 (inception of offering) to September 30,
2001.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

6. The portfolio turnover rate excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of
$5,593,936,243 and $5,563,251,032, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                     36 | OPPENHEIMER STRATEGIC INCOME FUND

CLASS Y      YEAR ENDED SEPTEMBER 30,                   2004              2003            2002            2001            2000
--------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     4.07        $     3.64      $     3.71      $     4.17      $     4.32
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .21               .26             .32             .36             .46
Net realized and unrealized gain (loss)                  .14               .42            (.06)           (.42)           (.19)
                                                  ------------------------------------------------------------------------------
Total from investment operations                         .35               .68             .26            (.06)            .27
--------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.20)             (.25)           (.31)           (.26)           (.42)
Tax return of capital distribution                        --                --            (.02)           (.14)             --
                                                  ------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (.20)             (.25)           (.33)           (.40)           (.42)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     4.22        $     4.07      $     3.64      $     3.71      $     4.17
                                                  ==============================================================================

--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                      8.80%            19.33%           7.06%          (1.58)%          6.55%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $  150,699        $  240,296      $  152,767      $  103,858      $   75,748
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  213,632        $  194,308      $  127,992      $   94,400      $   57,127
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                   4.80%             6.57%           7.86%           9.09%          11.39%
Total expenses                                          1.29%             1.41%           1.74%           1.35%           0.83%
Expenses after payments and waivers
and reduction to custodian expenses                     0.90%             0.91%           0.90%           0.78%            N/A 3
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   90% 4            104%            117%            209%            136%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

4. The portfolio turnover rate excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of
$5,593,936,243 and $5,563,251,032, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                     37 | OPPENHEIMER STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Strategic Income Fund (the Fund) is registered under the Investment
Company Act of 1940, as amended, as an open-end management investment company.
The Fund's investment objective is to seek high current income by investing mainly in debt securities. The Fund's investment advisor is OppenheimerFunds,
Inc. (the Manager).

      The Fund offers Class A, Class B, Class C, Class N and Class Y shares.
Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for
Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M.
Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price.
Corporate, government and municipal debt instruments having a remaining maturity in excess of 60 days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value.
Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities

                     38 | OPPENHEIMER STRATEGIC INCOME FUND

with remaining maturities of sixty days or less are valued at amortized cost
(which approximates market value).

--------------------------------------------------------------------------------
STRUCTURED NOTES. The Fund invests in structured notes whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured notes are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. The Fund records a realized gain or loss when a structured note is sold or matures. As of September 30, 2004, the market value of these securities comprised 7.9% of the Fund's net assets and resulted in unrealized gains of $10,059,650.

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment can take place up to ten days or more after the trade date.
Normally the settlement date occurs within six months after the trade date;
however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of September 30, 2004, the Fund had purchased
$835,449,053 of securities on a when-issued basis or forward commitment and sold
$106,030,886 of securities issued on a when-issued basis or forward commitment.

      In connection with its ability to purchase or sell securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

      Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.

                     39 | OPPENHEIMER STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

SECURITY CREDIT RISK. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, market fluctuations and loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of September 30, 2004, securities with an aggregate market value of $60,275,197, representing 0.97% of the Fund's net assets, were in default.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in
U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars as of the close of The New York Stock Exchange (the
Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open.
Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the
Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the
Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such

                     40 | OPPENHEIMER STRATEGIC INCOME FUND

class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                      NET UNREALIZED
                                                                        DEPRECIATION
                                                                    BASED ON COST OF
                                                                      SECURITIES AND
      UNDISTRIBUTED   UNDISTRIBUTED                 ACCUMULATED    OTHER INVESTMENTS
      NET INVESTMENT      LONG-TERM                        LOSS   FOR FEDERAL INCOME
      INCOME                   GAIN    CARRYFORWARD 1,2,3,4,5,6         TAX PURPOSES
      ------------------------------------------------------------------------------

      $140,321,504              $--              $1,059,119,870          $14,094,601

1. As of September 30, 2004, the  Fund had $1,030,395,294 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of September 30, 2004, details of the capital loss carryforwards were as follows:

                     EXPIRING
                     ------------------------------
                     2007            $   16,381,920
                     2008               358,683,799
                     2009                52,578,252
                     2010               185,647,798
                     2011               294,188,800
                     2012               122,914,725
                                     --------------
                     Total           $1,030,395,294
                                     ==============

2. As of September 30, 2004, the Fund had $25,835,930 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2013.

3. The Fund had $2,888,646 of straddle losses which were deferred.

4. During the fiscal year ended September 30, 2004, the Fund did not utilize any capital loss carryforward.

5. During the fiscal year ended September 30, 2003, the Fund did not utilize any capital loss carryforward.

6. During the fiscal year ended September 30, 2004, $114,650,580 of unused capital loss carryforward expired.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

                     41 | OPPENHEIMER STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

Accordingly, the following amounts have been reclassified for September 30,
2004. Net assets of the Fund were unaffected by the reclassifications.

                                                      INCREASE TO
                             REDUCTION TO         ACCUMULATED NET
      REDUCTION TO        ACCUMULATED NET           REALIZED LOSS
      PAID-IN CAPITAL     INVESTMENT LOSS          ON INVESTMENTS
      -----------------------------------------------------------
      $114,650,580           $148,211,647             $33,561,067

The tax character of distributions paid during the years ended September 30,
2004 and September 30, 2003 was as follows:

                               YEAR ENDED              YEAR ENDED
                       SEPTEMBER 30, 2004      SEPTEMBER 30, 2003
      -----------------------------------------------------------
      Distributions
      paid from:
      Ordinary income        $290,806,192            $380,030,983

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2004 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

      Federal tax cost of securities              $ 6,885,152,828
      Federal tax cost of other investments          (643,139,762)
                                                  ----------------
      Total federal tax cost                      $ 6,242,013,066
                                                  ================

      Gross unrealized appreciation               $   343,729,578
      Gross unrealized depreciation                  (357,824,179)
                                                  ----------------
      Net unrealized depreciation                 $   (14,094,601)
                                                  ================

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the
Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the
Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the
Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded

                     42 | OPPENHEIMER STRATEGIC INCOME FUND

on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENT. The reduction of custodian fees, if applicable, represents earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                  YEAR ENDED SEPTEMBER 30, 2004       YEAR ENDED SEPTEMBER 30, 2003
                                     SHARES              AMOUNT           SHARES             AMOUNT
----------------------------------------------------------------------------------------------------

CLASS A
Sold                            239,096,359    $    999,651,057      239,075,415    $   920,837,843
Dividends and/or
distributions reinvested         32,121,259         134,314,145       39,925,641        153,907,293
Redeemed                       (246,819,671)     (1,031,598,308)    (208,815,336)      (803,660,557)
                               ---------------------------------------------------------------------
Net increase                     24,397,947    $    102,366,894       70,185,720    $   271,084,579
                               =====================================================================

----------------------------------------------------------------------------------------------------
CLASS B
Sold                             31,907,359    $    133,737,139       63,952,473    $   246,602,223
Dividends and/or
distributions reinvested          8,657,421          36,309,677       15,896,757         61,263,462
Redeemed                       (178,229,376)       (747,001,181)    (173,280,500)      (666,712,801)
                               ---------------------------------------------------------------------
Net decrease                   (137,664,596)   $   (576,954,365)     (93,431,270)   $  (358,847,116)
                               =====================================================================

----------------------------------------------------------------------------------------------------
CLASS C
Sold                             34,946,299    $    145,838,345       44,468,531    $   171,414,411
Dividends and/or
distributions reinvested          4,955,123          20,669,780        6,320,901         24,316,496
Redeemed                        (43,114,379)       (179,614,825)     (35,649,094)      (136,336,691)
                               ---------------------------------------------------------------------
Net increase (decrease)          (3,212,957)   $    (13,106,700)      15,140,338    $    59,394,216
                               =====================================================================

                     43 | OPPENHEIMER STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST Continued

                                  YEAR ENDED SEPTEMBER 30, 2004       YEAR ENDED SEPTEMBER 30, 2003
                                     SHARES              AMOUNT           SHARES             AMOUNT
----------------------------------------------------------------------------------------------------

CLASS N
Sold                              7,364,068    $     30,835,235        4,309,056    $    16,669,277
Dividends and/or
distributions reinvested            393,458           1,645,805          334,213          1,294,796
Redeemed                         (2,615,117)        (10,914,854)      (1,522,702)        (5,913,600)
                               ---------------------------------------------------------------------
Net increase                      5,142,409    $     21,566,186        3,120,567    $    12,050,473
                               =====================================================================

----------------------------------------------------------------------------------------------------
CLASS Y
Sold                             19,171,754    $     79,967,710       41,339,112    $   159,458,161
Dividends and/or
distributions reinvested          1,795,794           7,487,037        2,467,304          9,527,352
Redeemed                        (44,274,233)       (184,815,090)     (26,811,939)      (103,475,736)
                               ---------------------------------------------------------------------
Net increase (decrease)         (23,306,685)   $    (97,360,343)      16,994,477    $    65,509,777
                               =====================================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than U.S. government obligations and short-term obligations, for the year ended
September 30, 2004, were $4,021,933,541 and $4,891,449,509, respectively. There were purchases of $823,936,177 and sales of $479,537,395 of U.S. government and government agency obligations for the year ended September 30, 2004.

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66%
of the next $200 million, 0.60% of the next $200 million, and 0.50% of average annual net assets in excess of $1 billion.

--------------------------------------------------------------------------------
ADMINISTRATION SERVICES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee. For the year ended September 30, 2004, the Fund paid
$9,227,522 to OFS for services to the Fund.

      Additionally, Class Y shares are subject to minimum fees of $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's
Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor)
acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

                     44 | OPPENHEIMER STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of
Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. Fees incurred by the Fund under the Plan are detailed in the Statement of
Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund
has adopted Distribution and Service Plans for Class B, Class C and Class N
shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on
Class B and Class C shares and 0.25% per year on Class N shares. The Distributor also receives a service fee of up to 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The
Distributor's aggregate uncompensated expenses under the plan at September 30,
2004 for Class B, Class C and Class N shares were $96,344,899, $20,621,328 and
$820,116, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the
Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

                                         CLASS A        CLASS B        CLASS C        CLASS N
                          CLASS A     CONTINGENT     CONTINGENT     CONTINGENT     CONTINGENT
                        FRONT-END       DEFERRED       DEFERRED       DEFERRED       DEFERRED
                    SALES CHARGES  SALES CHARGES  SALES CHARGES  SALES CHARGES  SALES CHARGES
                      RETAINED BY    RETAINED BY    RETAINED BY    RETAINED BY    RETAINED BY
YEAR ENDED            DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR
---------------------------------------------------------------------------------------------

September 30, 2004     $1,886,271        $73,000     $3,803,185       $117,463        $22,540

--------------------------------------------------------------------------------
PAYMENTS AND WAIVERS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended September 30, 2004, OFS waived
$126,162, $31,110, $11,641, $811 and $841,521 for Class A, Class B, Class C,
Class N and Class Y shares, respectively. This undertaking may be amended or withdrawn at any time.

                     45 | OPPENHEIMER STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates.
Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

      The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of
Operations.

As of September 30, 2004, the Fund had outstanding foreign currency contracts as follows:

                                                    CONTRACT            VALUATION
                                    EXPIRATION        AMOUNT                AS OF      UNREALIZED      UNREALIZED
CONTRACT DESCRIPTION                     DATES        (000s)       SEPT. 30, 2004    APPRECIATION    DEPRECIATION
-----------------------------------------------------------------------------------------------------------------

CONTRACTS TO PURCHASE
Argentine Peso (ARP)                    2/2/05        34,420ARP    $   11,233,629    $      2,147    $         --
Australian Dollar (AUD)               10/18/04        29,100AUD        21,138,930         762,819              --
Brazilian Real (BRR)          12/14/04-1/26/05       281,137BRR        95,297,528       2,625,712              --
British Pound
Sterling (GBP)               10/18/04-12/14/04        17,380GBP        31,403,911         178,297          63,428
Japanese Yen (JPY)              3/15/05-4/1/05    32,889,960JPY       302,132,803         445,307       8,082,651
New Zealand Dollar (NZD)              10/18/04        33,670NZD        22,760,690         563,574              --
Polish Zloty (PLZ)                    12/27/04        25,347PLZ         7,128,187          31,566              --
South African Rand (ZAR)              10/25/04        68,965ZAR        10,637,036              --          11,627
                                                                                     ----------------------------
                                                                                        4,609,422       8,157,706
                                                                                     ----------------------------
CONTRACTS TO SELL
British Pound
Sterling (GBP)                10/4/04-11/18/04        61,475GBP       111,286,539              --       1,744,908
Canadian Dollar (CAD)                  2/24/05        20,695CAD        16,369,460              --         520,089
Euro (EUR)                   11/16/04-12/27/04       462,511EUR       575,034,373              --      11,670,565
Japanese Yen (JPY)           10/18/04-12/22/04     7,809,000JPY        71,189,637          96,520         666,450
Mexican Nuevo
Peso (MXN)                            10/26/04       146,451MXN        12,808,570              --          98,016
Swiss Franc (CHF)                     10/18/04        28,620CHF        23,000,520              --         244,334
                                                                                     ----------------------------
                                                                                           96,520      14,944,362
                                                                                     ----------------------------
Total unrealized appreciation and depreciation                                       $  4,705,942    $ 23,102,068
                                                                                     ============================

                     46 | OPPENHEIMER STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
6. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices
(financial futures) or debt securities (interest rate futures) in order to gain exposure to or protection from changes in market value of stocks and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

      The Fund generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or has expired.

      Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities.
Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Summary Statement of Investments. The
Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statement of Operations as the closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported on the Statement of Operations.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of September 30, 2004, the Fund had outstanding futures contracts as follows:

                                                               VALUATION AS OF       UNREALIZED
                                     EXPIRATION   NUMBER OF      SEPTEMBER 30,     APPRECIATION
CONTRACT DESCRIPTION                      DATES   CONTRACTS               2004   (DEPRECIATION)
------------------------------------------------------------------------------------------------

CONTRACTS TO PURCHASE
Euro-Bundesobligation                   12/8/04         132    $    18,985,306   $      251,674
Japan (Government of) Bonds, 10 yr.     12/9/04          13         16,303,322          231,604
NASDAQ 100 Index                       12/16/04         132         18,711,000          429,165
Nikkei 225 Index                        12/9/04          27          1,465,425          (31,376)
United Kingdom Long Gilt               12/29/04          25          4,877,684           19,558
U.S. Long Bonds                        12/20/04       1,663        186,619,781        4,169,058
U.S. Treasury Nts., 10 yr.             12/20/04       2,360        265,795,000        2,296,835
                                                                                 ---------------
                                                                                      7,366,518
                                                                                 ---------------

                     47 | OPPENHEIMER STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. FUTURES CONTRACTS Continued

                                                               VALUATION AS OF       UNREALIZED
                                     EXPIRATION   NUMBER OF      SEPTEMBER 30,     APPRECIATION
CONTRACT DESCRIPTION                      DATES   CONTRACTS               2004   (DEPRECIATION)
------------------------------------------------------------------------------------------------

CONTRACTS TO SELL
CAC-40 10 Index                        12/17/04         176    $     7,989,205   $        5,472
DAX Index                              12/17/04          52          6,321,471           98,621
FTSE 100 Index                         12/17/04         157         13,098,269          (52,632)
Japan (Government of) Bonds, 10 yr.     12/9/04          71         89,041,222       (1,264,921)
Nikkei 225 Index                        12/9/04         155         15,342,908          584,726
Standard & Poor's 500 Index            12/16/04         269         74,977,025          299,263
U.S. Treasury Nts., 2 yr.              12/30/04       1,998        422,046,281          929,727
U.S. Treasury Nts., 5 yr.              12/20/04       2,274        251,845,500         (948,630)
                                                                                 ---------------
                                                                                       (348,374)
                                                                                 ---------------
                                                                                 $    7,018,144
                                                                                 ===============

--------------------------------------------------------------------------------
7. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

      The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

      Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

      Securities designated to cover outstanding call options are noted in the
Summary Statement of Investments where applicable. Contracts subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Summary Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.

      The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

                     48 | OPPENHEIMER STRATEGIC INCOME FUND

Written option activity for the year ended September 30, 2004 was as follows:

                                                   CALL OPTIONS                         PUT OPTIONS
                               --------------------------------    ---------------------------------
                                    PRINCIPAL/                          PRINCIPAL/
                                     NUMBER OF        AMOUNT OF          NUMBER OF        AMOUNT OF
                                     CONTRACTS         PREMIUMS          CONTRACTS         PREMIUMS
----------------------------------------------------------------------------------------------------

Options outstanding as of
September 30, 2003              31,328,426,104    $   5,007,567      9,711,600,000   $    1,846,057
Options written                 21,980,010,785        1,608,916      7,130,000,000          995,631
Options closed or expired         (112,146,104)      (1,680,923)   (16,841,600,000)      (2,841,688)
Options exercised              (31,216,280,000)      (3,326,644)                --               --
                               ---------------------------------------------------------------------
Options outstanding as of
September 30, 2004              21,980,010,785    $   1,608,916                 --   $           --
                               =====================================================================

--------------------------------------------------------------------------------
8. INTEREST RATE SWAP CONTRACTS

The Fund may enter into an interest rate swap transaction to maintain a total return or yield spread on a particular investment, or portion of its portfolio, or for other non-speculative purposes. Interest rate swaps involve the exchange of commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The coupon payments are based on an agreed upon principal amount and a specified index. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. The Fund records an increase or decrease to unrealized gain (loss), in the amount due to or owed by the Fund at termination or settlement.

      Interest rate swaps are subject to credit risk (if the counterparty fails to meet its obligations) and interest rate risk. The Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes.

As of September 30, 2004, the Fund had entered into the following interest rate swap agreements:

                                          FIXED RATE     FLOATING RATE
                                             PAID BY       RECEIVED BY
                                         THE FUND AT       THE FUND AT                                         UNREALIZED
SWAP                       NOTIONAL        SEPT. 30,         SEPT. 30,         FLOATING     TERMINATION      APPRECIATION
COUNTERPARTY                 AMOUNT             2004              2004       RATE INDEX           DATES    (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------------

Citigroup                                                                   Three-Month
Global Markets                                                                LIBOR BBA
Holdings             $  125,000,000             1.18%             4.96%            Rate          5/6/14      $  6,637,096
Deutsche Bank                                                               Three-Month
AG                       43,910,000           3.1025              1.81       LIBOR flat          3/4/08           397,062
Deutsche Bank                                                                    90-day
AG                      461,160,000TWD          1.02             2.509        CPTW Rate         8/19/09            (3,536)
Deutsche Bank
AG                      609,375,000INR          4.88              4.50              IRS         1/15/09           604,806

                     49 | OPPENHEIMER STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
8. INTEREST RATE SWAP CONTRACTS Continued

                                          FIXED RATE     FLOATING RATE
                                             PAID BY       RECEIVED BY
                                         THE FUND AT       THE FUND AT                                         UNREALIZED
SWAP                       NOTIONAL         SEPT. 30,        SEPT. 30,         FLOATING     TERMINATION      APPRECIATION
COUNTERPARTY                 AMOUNT             2004              2004       RATE INDEX           DATES    (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------------

                                                                            Three-Month
Deutsche Bank                                                                 LIBOR BBA
AG                   $   90,000,000             1.68              5.32             Rate         5/12/14    $    7,680,819
JPMorgan                                                                      Six-Month
Chase Bank EUR           11,025,000EUR          3.14              2.08       LIBOR flat         7/14/08            (1,135)
JPMorgan                                                                      Six-Month
Chase Bank HUF        3,075,000,000HUF          9.13              7.00       LIBOR flat         7/14/08        (1,472,712)
JPMorgan                                                                    Three-Month
Chase Bank               22,120,000            3.052              1.41       LIBOR flat         3/10/08           247,169
                                                                            Three-Month
JPMorgan                                                                      LIBOR BBA
Chase Bank              180,000,000             1.66             3.893             Rate         4/26/09         4,019,017
                                                                            Three-Month
JPMorgan                                                                      LIBOR BBA
Chase Bank              134,000,000             1.17            4.8425             Rate         4/26/14         6,339,746
JPMorgan                                                                    Three-Month
Chase Bank              209,000,000             4.24              1.65       LIBOR flat         7/23/09        (5,614,938)
                                                                            Three-Month
JPMorgan                                                                      BBA LIBOR
Chase Bank               16,745,000             1.68              4.94             Rate         4/30/14           924,842
Morgan Stanley
Capital Services,                                                           Three-Month
Inc.                     80,800,000             3.82              1.18       LIBOR flat        11/10/08        (1,454,295)
Morgan Stanley
Capital Services,                                                           Three-Month
Inc.                    253,000,000             2.32              1.18       LIBOR flat        11/10/05          (352,852)
                                                                                                           ---------------
                                                                                                           $   17,951,089
                                                                                                           ===============

Notional amounts are reported in U.S. Dollars, except for those denoted in the following currencies. Index abbreviations and currencies are as follows:

CPTW          Bloomberg Taiwan Secondary Commercial Papers

EUR           Euro

HUF           Hungary Forints

INR           Indian Rupee

IRS           India Swap Composites

LIBOR         London-Interbank Offered Rate

LIBOR BBA     London-Interbank Offered Rate British Bankers Association

TWD           New Taiwan Dollar

--------------------------------------------------------------------------------
9. CREDIT SWAP CONTRACTS

The Fund may enter into a credit swap transaction to maintain a total return on a particular investment or portion of its portfolio, or for other non-speculative purposes. Because the principal amount is not exchanged, it represents neither an asset nor a

                     50 | OPPENHEIMER STRATEGIC INCOME FUND

liability to either counterparty, and is referred to as a notional principal amount. The Fund records an increase or decrease to unrealized gain (loss), in the amount due to or owed by the Fund at termination or settlement. Credit swaps are subject to credit risks (if the counterparty fails to meet its obligations).
The Fund pays an annual interest fee on the notional amount in exchange for the counterparty paying in a potential credit event. During the year ended September
30, 2004, the Fund entered into transactions to hedge credit risk. Information regarding the credit swaps is as follows:

                                                                          VALUATION AS OF         UNREALIZED
                                            EXPIRATION        NOTIONAL      SEPTEMBER 30,       APPRECIATION
CONTRACT DESCRIPTION                             DATES          AMOUNT               2004     (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------

Deutsche Bank AG:
Export-Import Bank of Korea
Credit Bonds                                   6/20/09    $  7,160,000      $     (59,428)      $    (59,428)
Korea Development Bank
Credit Bonds                                   6/20/09       7,160,000            (56,564)           (56,564)
Korea Deposit Insurance Corp.
Credit Bonds                                   6/20/09       7,160,000            (60,144)           (60,144)
Korea Electric Power Corp.
Credit Bonds                                   6/20/09       7,160,000            (62,292)           (62,292)
Philippines (Republic of)
10 yr. Credit Bonds                            7/25/13      15,770,000            158,917            158,917
Samsung Electronic Co. Ltd.
Credit Bonds                                   6/20/09       7,160,000            (53,700)           (53,700)
Turkey (Republic of)
2 yr. Credit Nts.                               5/7/06      15,180,000           (725,287)          (725,287)
Turkey (Republic of)
5 yr. Credit Nts.                               5/7/09       7,150,000          1,612,382          1,612,382
United Mexican States
Credit Bonds                                   9/20/13      14,505,000           (620,683)          (620,683)
Venezuela (Republic of)
Credit Bonds                                  10/20/09      27,240,000           (187,432)          (187,432)
Venezuela (Republic of)
Credit Bonds                                  10/20/09      15,350,000             (4,658)            (4,658)
-------------------------------------------------------------------------------------------------------------
JPMorgan Chase Bank:
Export-Import Bank of Korea
Credit Bonds                                   6/20/09       3,580,000            (60,908)           (60,908)
Jordan (Kingdom of) Credit Nts.                 6/6/06       4,350,000            (31,676)           (31,676)
Korea Deposit Insurance Corp.
Credit Bonds                                   6/20/09       3,580,000            (60,944)           (60,944)
Korea Development Bank
Credit Bonds                                   6/20/09       3,580,000            (59,318)           (59,318)
Korea Electric Power Co.
Credit Bonds                                   6/20/09       3,580,000            (66,583)           (66,583)
Russian Federation Credit Bonds                10/9/13       8,060,000            114,140            114,140
Samsung Electronics Co. Ltd.
Credit Bonds                                   6/20/09       3,580,000            (61,083)           (61,083)

                     51 | OPPENHEIMER STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
9. CREDIT SWAP CONTRACTS Continued

                                                                          VALUATION AS OF         UNREALIZED
                                            EXPIRATION        NOTIONAL      SEPTEMBER 30,       APPRECIATION
CONTRACT DESCRIPTION                             DATES          AMOUNT               2004     (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------

Lehman Brothers Special Financing, Inc.:
Brazil (Federal Republic of)
Credit Bonds                                   8/20/09    $ 29,440,000      $  (2,625,525)    $   (2,625,525)
Brazil (Federal Republic of)
Credit Bonds                                  10/20/09       3,450,000              6,932              6,932
Venezuela (Republic of)
Credit Bonds                                    3/5/08       3,450,000            (53,200)           (53,200)
-------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital Services, Inc.:
Brazil (Federal Republic of)
Credit Bonds                                   8/20/09      12,010,000           (980,609)          (980,609)
Brazil (Federal Republic of)
Credit Bonds                                   8/20/09      12,010,000         (1,006,154)        (1,006,154)
Hungary (Republic of)
Credit Bonds                                   12/2/13      21,410,000           (508,872)          (508,872)
Peru (Republic of)
Credit Bonds                                   6/20/09      15,000,000         (1,367,922)        (1,367,922)
Philippines (Republic of)
5 yr. Credit Bonds                             9/20/09       8,335,000           (162,745)          (162,745)
Philippines (Republic of)
Credit Bonds                                   6/20/09       4,190,000           (105,046)          (105,046)
Philippines (Republic of)
Credit Bonds                                   6/20/09       2,100,000            (56,869)           (56,869)
Philippines (Republic of)
Credit Bonds                                   6/20/09       4,190,000           (130,308)          (130,308)
Turkey (Republic of) 2 yr
Credit Nts.                                     5/8/06      15,205,000           (795,234)          (795,234)
Turkey (Republic of) 5 yr
Credit Nts.                                     5/8/09       7,160,000            820,809            820,809
Venezuela (Republic of)
Credit Bonds                                   8/20/06      20,830,000            779,370            779,370
Venezuela (Republic of)
Credit Bonds                                   8/20/09      10,415,000           (732,008)          (732,008)
Venezuela (Republic of)
Credit Bonds                                   2/20/14      12,850,000         (2,694,289)        (2,694,289)
-------------------------------------------------------------------------------------------------------------
UBS AG:
Venezuela (Republic of)
Credit Bonds                                   6/20/14      28,345,000         (5,559,567)        (5,559,567)
Venezuela (Republic of)
Credit Bonds                                   8/20/06      13,890,000           (502,571)          (502,571)
Venezuela (Republic of)
Credit Bonds                                   8/20/09       6,945,000            460,682            460,682
                                                                                              ---------------
                                                                                              $  (15,498,387)
                                                                                              ===============

                     52 | OPPENHEIMER STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
10. SWAPTION TRANSACTIONS

The Fund may enter into a swaption transaction, whereby a contract that grants the holder, in return for payment of the purchase price (the "premium") of the option, the right, but not the obligation, to enter into an interest rate swap at a preset rate within a specified period of time, with the writer of the contract. The writer receives premiums and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Swaption contracts written by the Fund do not give rise to counterparty credit risk as they obligate the Fund, not its counterparty, to perform. Swaptions written are reported as a liability in the Statement of Assets and Liabilities.

Written swaption activity for the year ended September 30, 2004 was as follows:

                                            NOTIONAL        AMOUNT OF
                                              AMOUNT         PREMIUMS
      ----------------------------------------------------------------
      Swaptions outstanding as of
      September 30, 2003                  44,445,000    $     395,561
      Swaptions written                  252,075,000        2,159,030
      Swaptions closed or expired       (127,415,000)      (1,373,590)
                                        ------------------------------
      Swaptions outstanding as of
      September 30, 2004                 169,105,000    $   1,181,001
                                        ==============================

As of September 30, 2004, the Fund had entered into the following swaption contracts:

                                  NOTIONAL      EXPIRATION     EXERCISE       PREMIUM          VALUE
SWAPTIONS                           AMOUNT           DATES        PRICE      RECEIVED     SEE NOTE 1
----------------------------------------------------------------------------------------------------

Deutsche Bank AG                94,160,000GBP      11/4/04        5.997%  $   439,416   $    818,017
Lehman Brothers International   74,945,000AUD     12/30/04        5.150       741,585        746,938
                                                                          --------------------------
                                                                          $ 1,181,001   $  1,564,955
                                                                          ==========================

Notional amounts are denoted in the following currencies:

AUD     Australian Dollar

GBP     British Pound Sterling

--------------------------------------------------------------------------------
11. ILLIQUID OR RESTRICTED SECURITIES AND CURRENCY

As of September 30, 2004, investments in securities included issues that are illiquid or restricted. Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the
Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation.
The aggregate value of illiquid or restricted securities subject to this limitation as of September 30, 2004 was $327,109,136, which represents 5.28% of the Fund's net assets, of which $813,863 is considered restricted. Information concerning restricted securities and currency is as follows:

                     53 | OPPENHEIMER STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
11. ILLIQUID OR RESTRICTED SECURITIES AND CURRENCY Continued

                                  ACQUISITION                     VALUATION AS OF     UNREALIZED
SECURITY                                DATES         COST     SEPTEMBER 30, 2004   DEPRECIATION
------------------------------------------------------------------------------------------------

STOCKS AND/OR WARRANTS
Geotek Communications, Inc.,
Series B, Escrow Shares                1/4/01   $    2,500             $       --     $    2,500

CURRENCY
Argentine Peso (ARP)                  3/17/04      820,382                813,863          6,519

--------------------------------------------------------------------------------
12. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of US
Treasury obligations or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral.
Cash collateral is invested in cash equivalents. The Fund retains a portion of the interest earned from the collateral. The Fund also continues to receive interest or dividends paid on the securities loaned. As of September 30, 2004, the Fund had on loan securities valued at approximately $382,192,000. Cash of
$390,346,302 was received as collateral for the loans, and has been invested in approved instruments

--------------------------------------------------------------------------------
13. LITIGATION

Six complaints have been filed as putative derivative and class actions against the Manager, OFS and the Distributor (collectively, "OppenheimerFunds"), as well as 51 of the Oppenheimer funds (collectively, the "Funds") including this Fund, and nine Directors/ Trustees of certain of the Funds other than this Fund
(collectively, the "Directors/Trustees"). The complaints allege that the Manager charged excessive fees for distribution and other costs, improperly used assets of the Funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the Funds, and failed to properly disclose the use of Fund assets to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. The complaints further allege that by permitting and/or participating in those actions, the Directors/Trustees breached their fiduciary duties to Fund shareholders under the Investment
Company Act of 1940 and at common law. By order dated October 27, 2004, these six actions, and future related actions, were consolidated by the U.S. District
Court for the Southern District of New York into a single consolidated proceeding in contemplation of the filing of a superceding consolidated and amended complaint.

                                                    Appendix A

                                                RATINGS DEFINITIONS
                                                -------------------

               Below  are  summaries  of  the  rating  definitions  used  by the nationally-recognized rating agencies listed below. Those ratings represent  the opinion of the agency as to the credit  quality of issues  that they  rate.  The  summaries  below  are  based  upon
               publicly   available   information   provided   by   the   rating
               organizations.

Moody's Investors Service, Inc. ("Moody's")

LONG-TERM RATINGS: BONDS AND PREFERRED STOCK ISSUER RATINGS

               Aaa:  Bonds and preferred  stock rated "Aaa" are judged to be the best quality.  They carry the smallest degree of investment risk.
               Interest payments are protected by a large or by an exceptionally
               stable  margin  and  principal  is  secure.   While  the  various
               protective elements are likely to change, the changes that can be expected  are most  unlikely to impair the  fundamentally  strong position of such issues.

               Aa: Bonds and preferred stock rated "Aa" are judged to be of high quality by all  standards.  Together  with the "Aaa" group,  they comprise what are generally known as high-grade  bonds.  They are rated lower than the best bonds because margins of protection may not be as  large  as with  "Aaa"  securities  or  fluctuation  of protective  elements may be of greater  amplitude or there may be other  elements  present  which make the  long-term  risk  appear somewhat larger than that of "Aaa" securities.

               A: Bonds and  preferred  stock rated "A" possess  many  favorable investment  attributes  and are to be considered as  upper-medium grade  obligations.  Factors  giving  security to  principal  and interest  are  considered  adequate  but  elements may be present which suggest a  susceptibility  to  impairment  some time in the future.

               Baa:  Bonds  and  preferred  stock  rated  "Baa"  are  considered medium-grade  obligations;  that  is,  they  are  neither  highly protected  nor poorly  secured.  Interest  payments and principal security appear  adequate for the present but certain  protective elements may be lacking or may be  characteristically  unreliable over any  great  length  of time.  Such  bonds  lack  outstanding investment  characteristics and have speculative  characteristics as well.

               Ba:  Bonds and  preferred  stock  rated  "Ba" are  judged to have
               speculative   elements.   Their  future   cannot  be   considered
               well-assured.  Often the  protection  of interest  and  principal payments may be very  moderate  and thereby not well  safeguarded during  both good and bad times over the future.  Uncertainty  of position characterizes bonds in this class.

               B:  Bonds  and   preferred   stock  rated  "B"   generally   lack
               characteristics  of  the  desirable   investment.   Assurance  of
               interest and principal  payments or of maintenance of other terms of the contract over any long period of time may be small.

               Caa: Bonds and preferred  stock rated "Caa" are of poor standing.
               Such issues may be in default or there may be present elements of danger with  respect to  principal  or  interest.  Ca:  Bonds and preferred  stock  rated  "Ca"  represent  obligations  which  are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

               C: Bonds and  preferred  stock rated "C" are the lowest  class of rated  bonds  and  can  be  regarded  as  having  extremely  poor prospects of ever attaining any real investment standing.

               Moody's applies  numerical  modifiers 1, 2, and 3 in each generic rating  classification  from "Aa" through "Caa." The modifier "1"
               indicates  that the  obligation  ranks in the  higher  end of its generic rating  category;  the modifier "2" indicates a mid-range ranking;  and the modifier  "3"  indicates a ranking in the lower end of that generic rating  category.  Advanced  refunded  issues that are  secured  by  certain  assets  are  identified  with a #
               symbol.

               PRIME RATING  SYSTEM  (SHORT-TERM  RATINGS - TAXABLE  DEBT) These
               ratings are  opinions  of the ability of issuers to honor  senior financial  obligations and contracts.  Such obligations generally
               have  an  original   maturity  not  exceeding  one  year,  unless
               explicitly noted.

               Prime-1:  Issuer has a superior  ability for  repayment of senior short-term debt obligations.

               Prime-2:  Issuer has a strong  ability  for  repayment  of senior short-term debt obligations. Earnings trends and coverage ratios, while  sound,  may be more subject to  variation.  Capitalization characteristics,  while  appropriate,  may be  more  affected  by external conditions. Ample alternate liquidity is maintained.

               Prime-3: Issuer has an acceptable ability for repayment of senior short-term  obligations.  The effect of industry  characteristics and market  compositions may be more  pronounced.  Variability in earnings and  profitability may result in changes in the level of debt  protection  measurements  and may require  relatively  high financial leverage. Adequate alternate liquidity is maintained.

               Not Prime: Issuer does not fall within any Prime rating category.

               Standard & Poor's  Ratings  Services  ("Standard  &  Poor's"),  a
               division of The McGraw-Hill Companies, Inc.

LONG-TERM ISSUE CREDIT RATINGS

               Issue  credit  ratings  are  based  in  varying  degrees,  on the following considerations:

               o Likelihood of  payment-capacity  and willingness of the obligor to meet its  financial  commitment on an obligation in accordance with the terms of the obligation;

               o Nature of and provisions of the obligation; and

               o  Protection   afforded  by,  and  relative   position  of,  the
               obligation in the event of bankruptcy,  reorganization,  or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights. The issue ratings definitions are expressed in
               terms  of  default  risk.   As  such,   they  pertain  to  senior
               obligations of an entity.  Junior obligations are typically rated lower than senior  obligations,  to reflect the lower priority in bankruptcy, as noted above.

               AAA: An obligation  rated "AAA" have the highest rating  assigned by  Standard  &  Poor's.  The  obligor's  capacity  to  meet  its financial commitment on the obligation is extremely strong.

               AA: An  obligation  rated  "AA"  differ  from the  highest  rated obligations only in small degree.  The obligor's capacity to meet its financial commitment on the obligation is very strong.

               A: An obligation  rated "A" are somewhat more  susceptible to the
               adverse  effects  of  changes  in   circumstances   and  economic
               conditions than obligations in higher-rated categories.  However, the obligor's  capacity to meet its  financial  commitment on the obligation is still strong.

               BBB:  An  obligation  rated  "BBB"  exhibit  adequate  protection parameters.  However,  adverse  economic  conditions  or changing circumstances  are more likely to lead to a weakened  capacity of the obligor to meet its financial commitment on the obligation.

               BB, B, CCC, CC, and C

               An obligation rated `BB', `B', `CCC',  `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation  and `C' the highest.  While such
               obligations   will  likely  have  some  quality  and   protective
               characteristics,  these may be outweighed by large  uncertainties or major exposures to adverse conditions.

               BB: An  obligation  rated "BB" are less  vulnerable to nonpayment than other speculative issues.  However,  they face major ongoing uncertainties  or exposure  to adverse  business,  financial,  or economic conditions which could lead to the obligor's  inadequate capacity to meet its financial commitment on the obligation.

               B: An obligation rated "B" are more vulnerable to nonpayment than obligations  rated  "BB",  but  the  obligor  currently  has  the capacity  to meet its  financial  commitment  on the  obligation.
               Adverse business,  financial,  or economic conditions will likely
               impair  the  obligor's   capacity  or  willingness  to  meet  its
               financial commitment on the obligation.

               CCC:  An  obligation  rated  "CCC" are  currently  vulnerable  to nonpayment, and are dependent upon favorable business, financial, and  economic  conditions  for the obligor to meet its  financial commitment on the obligation.  In the event of adverse  business, financial,  or economic conditions,  the obligor is not likely to have  the  capacity  to  meet  its  financial  commitment  on the obligation.

               CC: An obligation rated "CC" are currently  highly  vulnerable to nonpayment.

               C: Subordinated debt or preferred stock obligations rated "C" are currently highly vulnerable to nonpayment.  The "C" rating may be used to cover a situation  where a  bankruptcy  petition has been filed or similar  action taken,  but payments on this  obligation are being  continued.  A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

               D: An obligation rated "D" are in payment default. The "D" rating category is used when payments on an  obligation  are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace  period.  The "D" rating also will be used upon the filing of a  bankruptcy  petition  or the taking of a similar action if payments on an obligation are jeopardized.

               The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

               c: The `c' subscript is used to provide additional information to investors  that the bank may terminate its obligation to purchase tendered  bonds if the  long-term  credit rating of the issuer is below an  investment-grade  level and/or the  issuer's  bonds are deemed taxable.

               p: The letter `p'  indicates  that the rating is  provisional.  A provisional  rating  assumes  the  successful  completion  of the project  financed  by the debt  being  rated and  indicates  that payment of debt  service  requirements  is  largely  or  entirely dependent upon the successful,  timely completion of the project.
               This rating,  however, while addressing credit quality subsequent to completion of the project,  makes no comment on the likelihood of or the risk of default  upon failure of such  completion.  The investor  should  exercise his own judgment  with respect to such likelihood and risk.

               Continuance  of the ratings is contingent  upon Standard & Poor's receipt of an executed  copy of the escrow  agreement  or closing documentation confirming investments and cash flows.

               r: The `r'  highlights  derivative,  hybrid,  and  certain  other obligations  that Standard & Poor's  believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies;  certain  swaps and options;  and  interest-only  and principal-only mortgage securities.  The absence of an `r' symbol should  not be taken as an  indication  that an  obligation  will exhibit no volatility or variability in total return.

               N.R. Not rated.

               Debt  obligations  of issuers  outside the United  States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor  but do not  take  into  account  currency  exchange  and related uncertainties.

               Bond Investment Quality Standards

               Under  present   commercial  bank   regulations   issued  by  the
               Comptroller  of  the  Currency,  bonds  rated  in  the  top  four
               categories   (`AAA',   `AA',  `A',   `BBB',   commonly  known  as
               investment-grade  ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal
               investments   impose  certain  rating  or  other   standards  for
               obligations  eligible  for  investment  by savings  banks,  trust companies, insurance companies, and fiduciaries in general

SHORT-TERM ISSUE CREDIT RATINGS

               Short-term  ratings are generally  assigned to those  obligations considered  short-term in the relevant  market.  In the U.S., for example,  that means  obligations with an original maturity of no more than 365 days-including commercial paper.

               A-1: A short-term  obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial  commitment on the  obligation  is strong.  Within this category,  certain  obligations  are designated  with a plus sign
               (+).  This  indicates  that the  obligor's  capacity  to meet its financial commitment on these obligations is extremely strong.

               A-2:  A  short-term  obligation  rated  "A-2"  is  somewhat  more susceptible  to the adverse  effects of changes in  circumstances
               and  economic   conditions  than  obligations  in  higher  rating
               categories. However, the obligor's capacity to meet its financial commitment on the obligation is  satisfactory.  A-3: A short-term obligation rated "A-3" exhibits adequate  protection  parameters.
               However,  adverse economic  conditions or changing  circumstances are more likely to lead to a weakened  capacity of the obligor to meet its financial commitment on the obligation.

               B: A  short-term  obligation  rated  "B" is  regarded  as  having significant  speculative  characteristics.  The obligor currently has  the  capacity  to  meet  its  financial  commitment  on  the obligation;  however, it faces major ongoing  uncertainties which could  lead to the  obligor's  inadequate  capacity  to meet  its financial commitment on the obligation.

               C: A short-term  obligation rated "C" is currently  vulnerable to nonpayment and is dependent upon favorable  business,  financial, and  economic  conditions  for the obligor to meet its  financial commitment on the obligation.

               D: A short-term  obligation rated "D" is in payment default.  The
               "D" rating  category is used when payments on an  obligation  are not made on the date due even if the applicable  grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace  period.  The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NOTES:

               A Standard & Poor's note rating  reflects the  liquidity  factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating.  Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

               o Amortization schedule-the larger the final maturity relative to other  maturities,  the more likely it will be treated as a note;
               and

               o Source of payment-the more dependent the issue is on the market for its  refinancing,  the more  likely it will be  treated  as a note.

               SP-1:  Strong  capacity to pay principal  and interest.  An issue with a very strong  capacity  to pay debt  service is given a (+)
               designation.

               SP-2:  Satisfactory capacity to pay principal and interest,  with some vulnerability to adverse financial and economic changes over the term of the notes.

               SP-3: Speculative capacity to pay principal and interest.

               Fitch, Inc.

               International  credit ratings assess the capacity to meet foreign currency or local currency  commitments.  Both "foreign currency"
               and  "local  currency"  ratings  are  internationally  comparable assessments.  The local currency  rating measures the probability of payment  within the relevant  sovereign  state's  currency and jurisdiction  and therefore,  unlike the foreign currency rating, does not take  account of the  possibility  of  foreign  exchange controls limiting transfer into foreign currency.

               INTERNATIONAL  LONG-TERM  CREDIT  RATINGS The  following  ratings scale applies to foreign currency and local currency ratings.

               Investment Grade:

               AAA:  Highest  Credit  Quality.  "AAA" ratings  denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally  strong  capacity  for timely  payment of financial commitments.  This  capacity is highly  unlikely to be  adversely affected by  foreseeable  events.  AA: Very High Credit  Quality.
               "AA" ratings denote a very low  expectation of credit risk.  They indicate a very strong  capacity for timely  payment of financial commitments.  This  capacity is not  significantly  vulnerable to foreseeable events.

               A: High Credit  Quality.  "A" ratings denote a low expectation of credit  risk.  The  capacity  for  timely  payment  of  financial
               commitments   is   considered   strong.    This   capacity   may,
               nevertheless,  be more vulnerable to changes in  circumstances or in economic conditions than is the case for higher ratings.

               BBB: Good Credit  Quality.  "BBB" ratings  indicate that there is currently a low  expectation  of credit  risk.  The  capacity for timely payment of financial  commitments is considered  adequate, but adverse changes in circumstances  and in economic  conditions are more  likely  to impair  this  capacity.  This is the  lowest investment-grade category.

               Speculative Grade:

               BB:   Speculative.   "BB"  ratings   indicate  that  there  is  a
               possibility of credit risk developing, particularly as the result of adverse  economic  change  over  time.  However,  business  or financial  alternatives  may  be  available  to  allow  financial commitments to be met.  Securities rated in this category are not investment grade.

               B: Highly  Speculative.  "B" ratings  indicate  that  significant credit risk is present,  but a limited margin of safety  remains.
               Financial commitments are currently being met. However,  capacity for continued  payment is contingent upon a sustained,  favorable business and economic environment.

               CCC,  CC C: High  Default  Risk.  Default is a real  possibility.
               Capacity for meeting financial commitments is solely reliant upon sustained,  favorable business or economic  developments.  A "CC"
               rating indicates that default of some kind appears probable.  "C"
               ratings signal imminent default.

               DDD,  DD, and D:  Default.  The  ratings of  obligations  in this category are based on their  prospects for  achieving  partial or full recovery in a reorganization  or liquidation of the obligor.
               While expected recovery values are highly  speculative and cannot be estimated with any precision,  the following  serve as general guidelines.  "DDD"  obligations  have the highest  potential  for recovery,  around  90%-100%  of  outstanding  amounts and accrued interest.  "DD"  indicates  potential  recoveries in the range of
               50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

               Entities  rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for  resumption of  performance  or continued  operation  with or without a formal reorganization process.  Entities rated "DD" and
               "D"  are  generally   undergoing  a  formal   reorganization   or
               liquidation  process;  those  rated  "DD" are likely to satisfy a higher portion of their outstanding  obligations,  while entities rated "D" have a poor prospect for repaying all obligations.

               Plus (+) and minus (-) signs may be appended  to a rating  symbol to denote  relative  status  within the major rating  categories.
               Plus and minus  signs are not added to the "AAA"  category  or to categories below "CCC," nor to short-term ratings other than "F1"
               (see below).

               INTERNATIONAL  SHORT-TERM  CREDIT  RATINGS The following  ratings scale applies to foreign currency and local currency  ratings.  A short-term  rating has a time  horizon of less than 12 months for most  obligations,  or up to three years for U.S.  public finance securities,  and thus places  greater  emphasis on the  liquidity necessary to meet financial commitments in a timely manner.

               F1: Highest credit quality. Strongest capacity for timely payment of  financial  commitments.  May have an added "+" to denote  any exceptionally strong credit feature.

               F2: Good  credit  quality.  A  satisfactory  capacity  for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

               F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

               B: Speculative.  Minimal capacity for timely payment of financial commitments,  plus  vulnerability to near-term adverse changes in financial and economic conditions.

               C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

               D: Default. Denotes actual or imminent payment default.

                                                    Appendix B

                                             Industry Classifications

     Aerospace & Defense                    Household Products
     Air Freight & Couriers                 Industrial Conglomerates
     Airlines                               Insurance
     Auto Components                        Internet & Catalog Retail
     Automobiles                            Internet Software & Services
     Beverages                              IT Services
     Biotechnology                          Leisure Equipment & Products
     Building Products                      Machinery
     Chemicals                              Marine
     Consumer Finance                       Media
     Commercial Banks                       Metals & Mining
     Commercial Services & Supplies         Multiline Retail
     Communications Equipment               Multi-Utilities
     Computers & Peripherals                Office Electronics
     Construction & Engineering             Oil & Gas
     Construction Materials                 Paper & Forest Products
     Containers & Packaging                 Personal Products
     Distributors                           Pharmaceuticals
     Diversified Financial Services         Real Estate
     Diversified Telecommunication
                Services                    Road & Rail
     Electric Utilities                     Semiconductors and Semiconductor
                                                Equipment
     Electrical Equipment                   Software
     Electronic Equipment & Instruments     Specialty Retail
     Energy Equipment & Services            Textiles, Apparel & Luxury Goods
     Food & Staples Retailing               Thrifts & Mortgage Finance
     Food Products                          Tobacco
     Gas Utilities                          Trading Companies & Distributors
     Health Care Equipment & Supplies       Transportation Infrastructure
     Health Care Providers & Services       Water Utilities
     Hotels Restaurants & Leisure           Wireless Telecommunication Services
     Household Durables

                                                    Appendix C
                                                    ----------

           OppenheimerFunds Special Sales Charge Arrangements and Waivers
           --------------------------------------------------------------

               In certain  cases,  the  initial  sales  charge  that  applies to purchases  of Class A  shares2  of the  Oppenheimer  funds or the contingent deferred sales charge that may apply to Class A, Class
               B or  Class C  shares  may be  waived.3  That is  because  of the
               economies   of  sales   efforts   realized  by   OppenheimerFunds
               Distributor,   Inc.,   (referred  to  in  this  document  as  the
               "Distributor"),  or by  dealers or other  financial  institutions that offer those shares to certain classes of investors.

               Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer  municipal funds, because  shares of those funds are not  available for purchase by or on behalf of  retirement  plans.  Other  waivers apply only to shareholders of certain funds.

               For the  purposes of some of the waivers  described  below and in the  Prospectus  and Statement of Additional  Information  of the
               applicable  Oppenheimer  funds, the term "Retirement Plan" refers to the following types of plans:

               1)  plans  qualified  under  Sections  401(a)  or  401(k)  of the
               Internal Revenue Code,

               2) non-qualified deferred compensation plans,

               3) employee benefit plans4

               4) Group Retirement Plans5

               5) 403(b)(7) custodial plan accounts

               6) Individual Retirement Accounts ("IRAs"), including traditional
               IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

               The interpretation of these provisions as to the applicability of a special  arrangement  or waiver in a particular  case is in the
               sole   discretion  of  the  Distributor  or  the  transfer  agent
               (referred  to in this  document as the  "Transfer  Agent") of the
               particular   Oppenheimer   fund.   These   waivers   and  special
               arrangements  may be  amended  or  terminated  at any  time  by a particular fund, the Distributor,  and/or OppenheimerFunds,  Inc.
               (referred to in this document as the "Manager").

               Waivers  that  apply  at the time  shares  are  redeemed  must be requested  by the  shareholder  and/or  dealer in the  redemption request.

               Applicability  of Class A Contingent  Deferred  Sales  Charges in
               Certain Cases

               Purchases  of Class A Shares of  Oppenheimer  Funds  That Are Not
               Subject to Initial Sales Charge but May Be Subject to the Class A
               Contingent Deferred Sales Charge (unless a waiver applies).

     There is no initial  sales  charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent  deferred  sales charge if redeemed  within 18 months (24 months in the case of Oppenheimer  Rochester National  Municipals and
Rochester  Fund  Municipals)  of the  beginning of the  calendar  month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix  applies to the  redemption).  Additionally,  on shares  purchased under these  waivers that are subject to the Class A contingent  deferred  sales charge,  the  Distributor  will pay the applicable  concession  described in the
Prospectus  under  "Class A  Contingent  Deferred  Sales  Charge."6  This waiver provision applies to:

               |_| Purchases of Class A shares aggregating $1 million or more.

               |_|  Purchases  of Class A shares by a  Retirement  Plan that was permitted to purchase  such shares at net asset value but subject to a  contingent  deferred  sales  charge prior to March 1, 2001.
               That included plans (other than IRA or 403(b)(7) Custodial Plans)
               that:  1) bought shares  costing  $500,000 or more, 2) had at the time of purchase  100 or more  eligible  employees  or total plan assets of $500,000 or more,  or 3) certified  to the  Distributor that it projects to have  annual  plan  purchases  of $200,000 or more.

               |_| Purchases by an  OppenheimerFunds-sponsored  Rollover IRA, if the purchases are made:

               1)  through  a  broker,  dealer,  bank or  registered  investment adviser that has made special  arrangements  with the Distributor for those purchases, or

               2) by a  direct  rollover  of a  distribution  from  a  qualified
               Retirement  Plan if the  administrator  of  that  Plan  has  made special arrangements with the Distributor for those purchases.

               |_| Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:

               1) The record keeping is performed by Merrill Lynch Pierce Fenner
               & Smith,  Inc.  ("Merrill  Lynch") on a daily valuation basis for the  Retirement  Plan.  On the date the plan  sponsor  signs  the record-keeping  service  agreement with Merrill  Lynch,  the Plan must have $3 million or more of its assets invested in (a) mutual funds,  other  than those  advised  or  managed by Merrill  Lynch
               Investment  Management,  L.P.  ("MLIM"),  that are made available under a Service  Agreement  between  Merrill Lynch and the mutual fund's  principal  underwriter  or  distributor,  and  (b)  funds advised or managed  by MLIM (the funds  described  in (a) and (b)
               are referred to as "Applicable Investments").

               2) The record keeping for the  Retirement  Plan is performed on a daily  valuation  basis by a record  keeper  whose  services  are provided under a contract or  arrangement  between the Retirement
               Plan and Merrill  Lynch.  On the date the plan sponsor  signs the record keeping  service  agreement  with Merrill Lynch,  the Plan must have $3  million  or more of its  assets  (excluding  assets
               invested  in  money   market   funds)   invested  in   Applicable
               Investments.

               3) The record  keeping for a Retirement  Plan is handled  under a service  agreement  with  Merrill  Lynch and on the date the plan sponsor signs that  agreement,  the Plan has 500 or more eligible employees (as  determined  by the Merrill  Lynch plan  conversion manager).

               II. Waivers of Class A Sales Charges of Oppenheimer Funds

               A. Waivers of Initial and  Contingent  Deferred Sales Charges for
               Certain Purchasers.

               Class A  shares  purchased  by the  following  investors  are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases):

               |_| The Manager or its affiliates.

               |_| Present or former officers, directors, trustees and employees
               (and their "immediate families") of the Fund, the Manager and its affiliates,  and retirement  plans  established by them for their employees.  The term  "immediate  family" refers to one's spouse, children, grandchildren,  grandparents,  parents, parents-in-law, brothers and  sisters,  sons- and  daughters-in-law,  a sibling's spouse, a spouse's siblings,  aunts, uncles,  nieces and nephews;
               relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

               |_|  Registered  management  investment  companies,  or  separate accounts of  insurance  companies  having an  agreement  with the
               Manager or the Distributor for that purpose.

               |_|  Dealers  or  brokers  that have a sales  agreement  with the
               Distributor,  if they  purchase  shares for their own accounts or for retirement plans for their employees.

               |_| Employees and registered  representatives (and their spouses)
               of dealers or brokers  described above or financial  institutions that have  entered into sales  arrangements  with such dealers or brokers (and which are identified as such to the  Distributor) or
               with  the   Distributor.   The  purchaser  must  certify  to  the
               Distributor  at the time of purchase that the purchase is for the purchaser's  own account  (or for the benefit of such  employee's spouse or minor children).

               |_| Dealers,  brokers,  banks or registered  investment  advisors
               that  have  entered  into  an  agreement  with  the   Distributor
               providing  specifically  for the  use of  shares  of the  Fund in particular  investment  products made available to their clients.
               Those clients may be charged a  transaction  fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.

               |_| Investment  advisors and financial  planners who have entered into an agreement for this purpose with the  Distributor  and who charge an advisory,  consulting  or other fee for their  services and buy shares for their own  accounts  or the  accounts of their clients.

               |_| "Rabbi trusts" that buy shares for their own accounts, if the purchases  are made through a broker or agent or other  financial
               intermediary   that  has  made  special   arrangements  with  the
               Distributor for those purchases.

               |_| Clients of investment  advisors or financial  planners  (that have  entered  into  an  agreement  for  this  purpose  with  the
               Distributor)  who buy  shares  for  their own  accounts  may also purchase  shares  without sales charge but only if their accounts are  linked to a master  account of their  investment  advisor or financial  planner on the books and records of the broker,  agent or financial  intermediary  with which the  Distributor  has made such  special  arrangements  . Each  of  these  investors  may be charged a fee by the broker, agent or financial  intermediary for purchasing shares.

               |_| Directors, trustees, officers or full-time employees of OpCap
               Advisors  or  its  affiliates,  their  relatives  or  any  trust, pension,  profit sharing or other benefit plan which beneficially owns shares for those persons.

               |_| Accounts for which Oppenheimer  Capital (or its successor) is the investment  advisor (the  Distributor must be advised of this arrangement)  and  persons who are  directors  or trustees of the company or trust which is the beneficial owner of such accounts.

               |_| A unit investment  trust that has entered into an appropriate agreement with the Distributor.

               |_| Dealers,  brokers,  banks, or registered  investment advisers that have entered into an agreement with the  Distributor to sell shares to  defined  contribution  employee  retirement  plans for
               which  the  dealer,   broker  or  investment   adviser   provides
               administration services.

               Retirement Plans and deferred  compensation plans and trusts used to fund those plans (including,  for example,  plans qualified or created  under  sections  401(a),  401(k),  403(b)  or 457 of the
               Internal  Revenue Code), in each case if those purchases are made through a broker, agent or other financial  intermediary that has
               made  special   arrangements   with  the  Distributor  for  those
               purchases.

               |_| A TRAC-2000  401(k) plan  (sponsored  by the former Quest for
               Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the  termination of the Class B and Class C TRAC-2000  program on November 24, 1995.

               |_| A qualified  Retirement  Plan that had agreed with the former
               Quest for Value Advisors to purchase  shares of any of the Former
               Quest for Value Funds at net asset value,  with such shares to be
               held  through  DCXchange,   a  sub-transfer  agency  mutual  fund
               clearinghouse,  if that  arrangement  was  consummated  and share purchases commenced by December 31, 1996.

               B. Waivers of Initial and  Contingent  Deferred  Sales Charges in
               Certain Transactions.

               Class A shares issued or purchased in the following  transactions are not subject to sales charges (and no concessions  are paid by the Distributor on such purchases):

               |_| Shares  issued in plans of  reorganization,  such as mergers, asset  acquisitions and exchange  offers,  to which the Fund is a party.

               |_| Shares  purchased by the  reinvestment  of dividends or other distributions reinvested from the Fund or other Oppenheimer funds
               (other than Oppenheimer Cash Reserves) or unit investment  trusts for  which  reinvestment  arrangements  have  been  made with the
               Distributor.

               |_| Shares  purchased by the reinvestment of loan repayments by a participant  in a  Retirement  Plan for which the  Manager  or an affiliate acts as sponsor.

               C.  Waivers of the Class A Contingent  Deferred  Sales Charge for
               Certain Redemptions.

               The Class A  contingent  deferred  sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

               |_| To make Automatic  Withdrawal  Plan payments that are limited annually  to no  more  than  12% of the  account  value  adjusted annually.

               |_|  Involuntary  redemptions  of shares by  operation  of law or involuntary  redemptions  of  small  accounts  (please  refer  to
               "Shareholder  Account Rules and Policies," in the applicable fund
               Prospectus).

               |_|   For   distributions   from   Retirement   Plans,   deferred
               compensation plans or other employee benefit plans for any of the following purposes:

               1) Following the death or disability  (as defined in the Internal
               Revenue Code) of the participant  or beneficiary. The death or
               disability  must  occur  after  the  participant's   account  was
               established.

               2) To return excess contributions.

               3) To return contributions made due to a mistake of fact.

               4) Hardship withdrawals, as defined in the plan.7

               5) Under a Qualified  Domestic Relations Order, as defined in the
               Internal  Revenue  Code,  or, in the case of an IRA, a divorce or separation  agreement  described in Section 71(b) of the Internal
               Revenue Code.

               6) To meet the minimum distribution  requirements of the Internal
               Revenue Code.

               7) To make  "substantially  equal periodic payments" as described in Section  72(t) of the Internal  Revenue  Code.

               8) For loans to participants or beneficiaries.

               9) Separation from service.8

               10)  Participant-directed  redemptions  to  purchase  shares of a mutual  fund  (other  than a fund  managed  by the  Manager  or a
               subsidiary   of  the  Manager)  if  the  plan  has  made  special
               arrangements  with  the  Distributor.

               11)  Plan  termination  or  "in-service  distributions,"  if  the
               redemption    proceeds   are   rolled   over   directly   to   an
               OppenheimerFunds-sponsored IRA.

               |_|  For   distributions   from   401(k)   plans   sponsored   by
               broker-dealers  that have entered into a special  agreement  with the Distributor  allowing this waiver.

               |_| For distributions from retirement plans that have $10 million or more in plan  assets  and that  have  entered  into a  special agreement  with  the  Distributor.

               |_| For  distributions  from retirement plans which are part of a retirement  plan  product or platform  offered by certain  banks, broker-dealers, financial advisors, insurance companies or record keepers  which have  entered  into a special  agreement  with the
               Distributor.

                    III.  Waivers of Class B, Class C and Class N Sales  Charges
                    of Oppenheimer Funds

                    The Class B, Class C and Class N contingent  deferred  sales charges  will not be applied to shares  purchased in certain types of transactions  or redeemed in certain  circumstances described below.

                    A. Waivers for Redemptions in Certain Cases.

                    The Class B, Class C and Class N contingent  deferred  sales charges  will be  waived  for  redemptions  of shares in the following cases:

                    |_|  Shares   redeemed   involuntarily,   as   described  in
                    "Shareholder  Account Rules and Policies," in the applicable
                    Prospectus.

                    |_| Redemptions  from accounts other than  Retirement  Plans
                    following  the  death or  disability  of the last  surviving shareholder.  The death or  disability  must  have  occurred after the account was  established,  and for  disability you must provide  evidence of a  determination  of disability by the Social Security Administration.

                    |_| The contingent  deferred sales charges are generally not
                    waived  following  the death or  disability  of a grantor or trustee for a trust account.  The contingent  deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable  living trust for  which the  trustee  is also the sole  beneficiary.  The death or disability must have occurred after the account was established, and for disability you must provide evidence of
                    a  determination   of  disability  by  the  Social  Security
                    Administration.

                    |_| Distributions  from accounts for which the broker-dealer
                    of record  has  entered  into a special  agreement  with the
                    Distributor allowing this waiver.

                    |_|  Redemptions of Class B shares held by Retirement  Plans
                    whose records are maintained on a daily  valuation  basis by
                    Merrill  Lynch  or an  independent  record  keeper  under  a contract with Merrill Lynch.

                    |_|  Redemptions  of  Class C  shares  of  Oppenheimer  U.S.
                    Government  Trust from  accounts  of  clients  of  financial institutions  that have entered  into a special  arrangement with the Distributor for this purpose.

                    |_| Redemptions of Class C shares of an Oppenheimer  fund in
                    amounts  of $1  million  or more  requested  in writing by a
                    Retirement  Plan sponsor and  submitted  more than 12 months after  the  Retirement  Plan's  first  purchase  of  Class C shares, if the redemption  proceeds are invested to purchase
                    Class N shares of one or more Oppenheimer funds.

                    |_|  Distributions9  from Retirement Plans or other employee
                    benefit plans for any of the following purposes:

                    1)  Following  the death or  disability  (as  defined in the
                    Internal  Revenue Code) of the  participant or  beneficiary.
                    The death or disability  must occur after the  participant's account was established in an Oppenheimer fund.

                    2) To return excess  contributions  made to a  participant's account.

                    3) To return contributions made due to a mistake of fact.

                    4) To make hardship withdrawals, as defined in the plan.10

                    5) To make distributions required under a Qualified Domestic
                    Relations  Order  or, in the case of an IRA,  a  divorce  or separation  agreement  described  in  Section  71(b)  of the
                    Internal Revenue Code.

                    6) To meet  the  minimum  distribution  requirements  of the
                    Internal Revenue Code.

                    7)  To  make  "substantially  equal  periodic  payments"  as described in Section 72(t) of the Internal Revenue Code.

                    8) For loans to participants or beneficiaries.11

                    9)  On  account  of  the   participant's   separation   from
                    service.12

                    10) Participant-directed redemptions to purchase shares of a mutual fund  (other than a fund  managed by the Manager or a subsidiary of the Manager)  offered as an investment  option
                    in  a   Retirement   Plan  if  the  plan  has  made  special
                    arrangements with the Distributor.

                    11)  Distributions  made on account of a plan termination or
                    "in-service"  distributions,  if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.

                    12) For distributions from a participant's  account under an
                    Automatic  Withdrawal Plan after the participant reaches age
                    59 1/2, as long as the aggregate value of the  distributions does  not  exceed  10%  of  the  account's  value,  adjusted annually.

                    13)  Redemptions  of  Class  B  shares  under  an  Automatic
                    Withdrawal Plan for an account other than a Retirement Plan, if the  aggregate  value  of the  redeemed  shares  does not exceed 10% of the account's value, adjusted annually.

                    14)  For  distributions   from  401(k)  plans  sponsored  by
                    broker-dealers  that have entered into a special arrangement with the Distributor allowing this waiver.

                    |_| Redemptions of Class B shares or Class C shares under an
                    Automatic  Withdrawal  Plan  from an  account  other  than a
                    Retirement  Plan  if the  aggregate  value  of the  redeemed shares does not exceed 10% of the account's value annually.

                    B.   Waivers   for   Shares   Sold  or  Issued  in   Certain
                    Transactions.

                    The contingent deferred sales charge is also waived on Class
                    B and Class C shares sold or issued in the following cases:

                    |_| Shares sold to the Manager or its affiliates.

                    |_|  Shares  sold  to   registered   management   investment
                    companies or separate accounts of insurance companies having an agreement  with the Manager or the  Distributor  for that purpose.

                    |_| Shares  issued in plans of  reorganization  to which the
                    Fund is a party.

                    |_| Shares  sold to present or former  officers,  directors,
                    trustees or  employees  (and their  "immediate  families" as defined above in Section I.A.) of the Fund,  the Manager and its affiliates and retirement plans  established by them for their employees.

IV.

Special Sales Charge  Arrangements for Shareholders of Certain Oppenheimer Funds
Who Were Shareholders of Former Quest for Value Funds

The initial and contingent  deferred sales charge rates and waivers for Class A,
Class  B and  Class  C  shares  described  in the  Prospectus  or  Statement  of
Additional  Information of the Oppenheimer funds are modified as described below for certain  persons who were  shareholders of the former Quest for Value Funds.
To be eligible,  those persons must have been shareholders on November 24, 1995, when OppenheimerFunds,  Inc. became the investment advisor to those former Quest for Value Funds. Those funds include:

Oppenheimer Quest Value Fund, Inc.           Oppenheimer Small Cap Value Fund
     Oppenheimer Quest Balanced Fund         Oppenheimer Quest International
                                                Value Fund, Inc.
Oppenheimer Quest Opportunity Value Fund

     These  arrangements  also apply to shareholders of the following funds when they merged (were  reorganized)  into various  Oppenheimer funds on November 24,
1995:

 Quest for Value U.S. Government Income Fund           Quest for Value New York
                                                        Tax-Exempt Fund
 Quest for Value Investment
         Quality Income Fund                           Quest for Value National
                                                        Tax-Exempt Fund
 Quest for Value Global Income Fund                    Quest for Value California
                                                        Tax-Exempt Fund

     All of the funds  listed  above are  referred  to in this  Appendix  as the
"Former Quest for Value Funds." The waivers of initial and  contingent  deferred sales charges  described in this Appendix apply to shares of an Oppenheimer fund that are either:

|_|  acquired  by such  shareholder  pursuant  to an  exchange  of  shares of an
Oppenheimer fund that was one of the Former Quest for Value Funds, or

|_| purchased by such  shareholder by exchange of shares of another  Oppenheimer fund that were  acquired  pursuant to the merger of any of the Former  Quest for
Value Funds into that other Oppenheimer fund on November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

|X| Reduced  Class A Initial  Sales  Charge  Rates for Certain  Former Quest for
Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales  charge rates for Class A shares  purchased  by members of  "Associations"
formed for any purpose other than the purchase of  securities.  The rates in the table apply if that Association  purchased shares of any of the Former Quest for
Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

-------------------------------- ---------------------------- --------------------------------- ---------------------
Number of Eligible Employees     Initial Sales Charge as a    Initial Sales Charge as a % of    Concession as % of
or Members                       % of Offering Price          Net Amount Invested               Offering Price
-------------------------------- ---------------------------- --------------------------------- ---------------------
-------------------------------- ---------------------------- --------------------------------- ---------------------
9 or Fewer                                  2.50%                          2.56%                       2.00%
-------------------------------- ---------------------------- --------------------------------- ---------------------
-------------------------------- ---------------------------- --------------------------------- ---------------------
At least  10 but not more  than             2.00%                          2.04%                       1.60%
49
-------------------------------- ---------------------------- --------------------------------- ---------------------

-------------------------------------------------------------------------------------------------------------------
For purchases by Associations  having 50 or more eligible  employees or members, there is no  initial  sales  charge on  purchases  of Class A shares,  but those shares are subject to the Class A contingent  deferred sales charge described in the applicable fund's Prospectus.

    Purchases made under this  arrangement  qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation  described in the applicable  fund's  Prospectus  and Statement of Additional  Information.
Individuals who qualify under this arrangement for reduced sales charge rates as members  of  Associations  also may  purchase  shares  for their  individual  or custodial  accounts at these  reduced  sales charge  rates,  upon request to the
Distributor.

|X| Waiver of Class A Sales  Charges  for Certain  Shareholders.  Class A shares purchased by the  following  investors are not subject to any Class A initial or contingent deferred sales charges:

o Shareholders who were  shareholders of the AMA Family of Funds on February 28,
1991 and who acquired

shares of any of the Former  Quest for Value Funds by merger of a  portfolio  of the AMA Family of Funds.

o Shareholders  who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

|X| Waiver of Class A Contingent Deferred Sales Charge in Certain  Transactions.
The Class A contingent  deferred  sales charge will not apply to  redemptions of
Class A shares purchased by the following investors who were shareholders of any
Former Quest for Value Fund:

     Investors  who  purchased  Class A shares  from a dealer that is or was not permitted  to receive a sales load or  redemption  fee imposed on a  shareholder with  whom  that  dealer  has  a  fiduciary  relationship,  under  the  Employee
Retirement Income Security Act of 1974 and regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

|X| Waivers for  Redemptions of Shares  Purchased Prior to March 6, 1995. In the
following  cases,  the  contingent  deferred  sales  charge  will be waived  for redemptions  of Class A, Class B or Class C shares of an  Oppenheimer  fund. The shares must have been  acquired  by the merger of a Former  Quest for Value Fund into the fund or by exchange  from an  Oppenheimer  fund that was a Former Quest for Value Fund or into  which  such fund  merged.  Those  shares  must have been purchased prior to March 6, 1995 in connection with:

o withdrawals under an automatic  withdrawal plan holding only either Class B or
Class C shares if the

annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and

o  liquidation  of a  shareholder's  account if the aggregate net asset value of shares  held in the  account  is less than the  required  minimum  value of such accounts.

|X| Waivers for  Redemptions  of Shares  Purchased on or After March 6, 1995 but
Prior to November 24, 1995.  In the following  cases,  the  contingent  deferred sales  charge  will be waived  for  redemptions  of Class A,  Class B or Class C shares of an Oppenheimer  fund. The shares must have been acquired by the merger of a  Former  Quest  for  Value  Fund  into  the  fund  or by  exchange  from an
Oppenheimer  fund  that was a Former  Quest For Value  Fund or into  which  such
Former Quest for Value Fund merged.  Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:

o  redemptions  following  the death or  disability  of the  shareholder(s)  (as evidenced by a  determination  of total  disability by the U.S.  Social Security
Administration);

o withdrawals under an automatic  withdrawal plan (but only for Class B or Class
C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and

o  liquidation  of a  shareholder's  account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

     A shareholder's  account will be credited with the amount of any contingent deferred  sales charge paid on the redemption of any Class A, Class B or Class C shares of the  Oppenheimer  fund  described  in this section if the proceeds are invested  in the same Class of shares in that fund or another  Oppenheimer  fund within 90 days after  redemption.  V.  Special  Sales  Charge  Arrangements  for
Shareholders of Certain  Oppenheimer  Funds Who Were Shareholders of Connecticut
Mutual Investment Accounts, Inc.

The initial and  contingent  deferred  sale charge rates and waivers for Class A and Class B shares described in the respective  Prospectus (or this Appendix) of the  following  Oppenheimer  funds  (each is  referred  to as a  "Fund"  in this section):

     Oppenheimer U. S. Government Trust,
     Oppenheimer Bond Fund,
     Oppenheimer Value Fund and
     Oppenheimer Disciplined Allocation Fund

are  modified  as  described  below  for  those  Fund   shareholders   who  were
shareholders  of the  following  funds  (referred to as the "Former  Connecticut
Mutual  Funds")  on  March 1,  1996,  when  OppenheimerFunds,  Inc.  became  the investment adviser to the Former Connecticut Mutual Funds:

Connecticut Mutual Liquid Account       Connecticut Mutual Total Return Account
Connecticut Mutual Government
  Securities Account                  CMIA LifeSpan Capital Appreciation Account
Connecticut Mutual Income
    Account                            CMIA LifeSpan Balanced Account
Connecticut Mutual Growth Account      CMIA Diversified Income Account

A. Prior Class A CDSC and Class A Sales Charge Waivers.

|X| Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other  Former  Connecticut  Mutual  Funds are  entitled  to continue to make additional  purchases  of Class A shares  at net asset  value  without a Class A initial  sales  charge,  but subject to the Class A  contingent  deferred  sales charge that was in effect  prior to March 18,  1996 (the "prior  Class A CDSC").
Under the prior Class A CDSC,  if any of those  shares are  redeemed  within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current  market value or the original  purchase  price of the shares  sold,  whichever  is smaller  (in such  redemptions,  any shares not subject to the prior Class A CDSC will be redeemed first).

Those shareholders who are eligible for the prior Class A CDSC are:

1)  persons  whose  purchases  of Class A  shares  of a Fund  and  other  Former
Connecticut  Mutual Funds were $500,000  prior to March 18, 1996, as a result of direct  purchases  or  purchases  pursuant  to the Fund's  policies  on Combined
Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and

2) persons whose intended  purchases under a Statement of Intention entered into prior to March 18,  1996,  with the  former  general  distributor  of the Former
Connecticut  Mutual Funds to purchase  shares  valued at $500,000 or more over a
13-month  period  entitled  those persons to purchase  shares at net asset value without being subject to the Class A initial sales charge

     Any of the Class A shares of a Fund and the other Former Connecticut Mutual
Funds that were  purchased  at net asset value prior to March 18,  1996,  remain subject to the prior Class A CDSC, or if any additional  shares are purchased by those  shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

|X|

     Class A Sales Charge  Waivers.  Additional  Class A shares of a Fund may be purchased  without a sales  charge,  by a person who was in one (or more) of the categories  below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:

1) any purchaser,  provided the total initial amount invested in the Fund or any one or more of the Former  Connecticut  Mutual Funds  totaled  $500,000 or more, including  investments  made  pursuant to the Combined  Purchases,  Statement of
Intention  and  Rights of  Accumulation  features  available  at the time of the initial  purchase and such investment is still held in one or more of the Former
Connecticut Mutual Funds or a Fund into which such Fund merged;

2) any participant in a qualified  plan,  provided that the total initial amount invested  by the plan in the Fund or any one or more of the  Former  Connecticut
Mutual Funds totaled $500,000 or more;

3)  Directors  of the Fund or any one or more of the Former  Connecticut  Mutual
Funds and members of their immediate families;

4) employee benefit plans sponsored by Connecticut  Mutual  Financial  Services,
L.L.C.  ("CMFS"),  the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;

5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group)  engaged in a common  business,  profession,  civic or charitable  endeavor or other  activity,  and the  spouses  and minor  dependent children of such persons,  pursuant to a marketing program between CMFS and such group; and

6)  an  institution  acting  as a  fiduciary  on  behalf  of  an  individual  or individuals,  if such institution was directly  compensated by the individual(s)
for  recommending  the  purchase of the shares of the Fund or any one or more of the Former Connecticut  Mutual Funds,  provided the institution had an agreement with CMFS.

     Purchases  of Class A shares  made  pursuant  to (1) and (2)  above  may be subject to the Class A CDSC of the Former  Connecticut  Mutual  Funds  described above.

         Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the
Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers  set forth in the  Prospectus  and in this  Appendix, above,  the contingent  deferred sales charge will be waived for  redemptions of
Class A and Class B shares of a Fund and  exchanges of Class A or Class B shares of a Fund into  Class A or Class B shares of a Former  Connecticut  Mutual  Fund provided  that  the  Class A or Class B shares  of the  Fund to be  redeemed  or exchanged  were (i)  acquired  prior to March 18, 1996 or (ii) were  acquired by exchange from an  Oppenheimer  fund that was a Former  Connecticut  Mutual Fund.
Additionally,  the shares of such Former  Connecticut Mutual Fund must have been purchased prior to March 18, 1996:

1) by the estate of a deceased shareholder;

2) upon the disability of a shareholder,  as defined in Section  72(m)(7) of the
Internal Revenue Code;

3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or

4) 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under
Section 457 of the Code, or other employee benefit plans; as tax-free returns of excess  contributions  to such retirement or employee benefit plans;

5) in whole or in part, in connection with shares sold to any state,  county, or city, or any instrumentality,  department, authority, or agency thereof, that is prohibited  by  applicable  investment  laws  from  paying  a  sales  charge  or concession  in  connection  with  the  purchase  of  shares  of  any  registered investment management company;

6) in connection  with the redemption of shares of the Fund due to a combination with another  investment  company by virtue of a merger,  acquisition or similar
reorganization   transaction;

7) in connection with the Fund's right to involuntarily  redeem or liquidate the
Fund;

8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or

9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of
Directors of the Fund.

VI.  Special  Reduced Sales Charge for Former  Shareholders  of Advance  America
Funds, Inc.

Shareholders of Oppenheimer  AMT-Free  Municipals,  Oppenheimer U.S.  Government
Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund who
acquired   (and  still  hold)   shares  of  those  funds  as  a  result  of  the
reorganization  of series of Advance America Funds,  Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on
March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.

VII.  Sales  Charge  Waivers  on  Purchases  of  Class M Shares  of  Oppenheimer
Convertible Securities Fund

Oppenheimer  Convertible  Securities  Fund  (referred  to as the  "Fund" in this section)  may sell Class M shares at net asset value  without any initial  sales charge to the classes of investors  listed  below who,  prior to March 11, 1996, owned shares of the Fund's  then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:

|_| the Manager and its affiliates,

|_| present or former  officers,  directors,  trustees and employees  (and their
"immediate   families"  as  defined  in  the  Fund's   Statement  of  Additional
Information) of the Fund, the Manager and its affiliates,  and retirement  plans established  by them or the  prior  investment  advisor  of the Fund  for  their employees,

|_| registered management investment companies or separate accounts of insurance companies  that had an  agreement  with the Fund's prior  investment  advisor or distributor for that purpose,

|_| dealers or brokers that have a sales agreement with the Distributor, if they purchase  shares  for  their  own  accounts  or for  retirement  plans for their employees,

|_| employees and registered  representatives  (and their spouses) of dealers or brokers described in the preceding  section or financial  institutions that have entered  into  sales  arrangements  with those  dealers  or  brokers  (and whose identity is made known to the Distributor) or with the Distributor,  but only if the  purchaser  certifies to the  Distributor  at the time of purchase  that the purchaser meets these qualifications,

|_| dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing  for the use of Class M  shares  of the  Fund in  specific  investment products made available to their clients, and

|_| dealers,  brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined  contribution  employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.C-12

Oppenheimer Strategic Income Fund

Internet Website:
         www.oppenheimerfunds.com
         ------------------------

Investment Advisor
         OppenheimerFunds, Inc.
         Two World Financial Center
         225 Liberty Street, 11th Floor
         New York, New York 10281-1008

Distributor

         OppenheimerFunds Distributor, Inc.
         Two World Financial Center
         225 Liberty Street, 11th Floor
         New York, New York 10281-1008

Transfer Agent
         OppenheimerFunds Services
         P.O. Box 5270
         Denver, Colorado 80217
         1.800.CALL OPP (225.5677)

Custodian Bank

         JPMorgan Chase Bank
         4 Chase Metro Tech Center
         Brooklyn, New York, 11245

Independent Auditors
         Deloitte & Touche LLP
         555 Seventeenth Street
         Denver, Colorado 80202

Counsel to the Funds

         Myer, Swanson, Adams & Wolf, P.C.
         1600 Broadway
         Denver, Colorado 80202

Counsel to the Independent Trustees

         Bell, Boyd & Lloyd LLC
         70 West Madison Street, Suite 3100
         Chicago, Illinois 60602

(OppenheimerFunds logo)

PX230.001.1104